As filed with the Securities and Exchange Commission on April 24, 1997


                                                         Registration No. 33-507
                                                      1940 Act File No. 811-4419

 -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No.
                                                   ---


                       Post-Effective Amendment No. 28      [X]
                                                   ---

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                                Amendment No. 29            [X]
                                             ---

                        (Check appropriate box or boxes.)

                              WRL SERIES FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 201 HIGHLAND AVENUE, LARGO, FLORIDA 33770-2597
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (813) 585-6565

                           THOMAS E. PIERPAN BOX 5068
                           ---------------------------

                         CLEARWATER, FLORIDA 34618-5068
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

        It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]  on MAY 1, 1997, pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a) of Rule 485.

[ ]  on _______, pursuant to paragraph (a) of Rule 485.

[ ]  75 days after filing pursuant to paragraph (a) (2) of Rule 485.

[ ]  on _______, pursuant to paragraph (a) (2) of Rule 485.


[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2(a) under the Investment Company Act of 1940 and filed a Rule 24f-2 Notice on February 21, 1997, for the fiscal year ended December 31, 1996.



                              WRL SERIES FUND, INC.

                              Cross Reference Sheet

FORM N-1A                                                               LOCATION IN
ITEM NUMBER                                                             PROSPECTUS
-----------                                                             -----------

PART A.
-------
Item 1.    Cover Page.................................................. Cover Page

Item 2.    Synopsis.................................................... Not Applicable

Item 3.    Condensed Financial Information............................. Financial Highlights

Item 4.    General Description of Registrant........................... Other Information - The
                                                                        Fund and Its Shares

Item 5.    Management of the Fund...................................... Management of the
                                                                        Fund

Item 5.A.  Management's Discussion of Fund Performance................. Not Applicable

Item 6.    Capital Stock and other Securities.......................... Other Information - The
                                                                        Fund and Its Shares

Item 7.    Purchase of Securities Being Offered........................ Other Information -
                                                                        Purchase and
                                                                        Redemption of
                                                                        Shares; Valuation
                                                                        of Shares

Item 8.    Redemption or Repurchase.................................... Other Information -
                                                                        Purchase and
                                                                        Redemption of
                                                                        Shares

Item 9.    Pending Legal Proceedings................................... Not Applicable

PART B.                                                                 LOCATION IN STATEMENT
-------                                                                 OF ADDITIONAL INFORMATION
                                                                        -------------------------

Item 10.   Cover Page.................................................. Cover Page

Item 11.   Table of Contents........................................... Table of Contents

Item 12.   General Information and History............................. Not Applicable


                              WRL SERIES FUND, INC.

                        Cross Reference Sheet (Continued)

                                                                        LOCATION IN
                                                                        STATEMENT OF
FORM N-1A                                                               ADDITIONAL
ITEM NUMBER                                                             INFORMATION
-----------                                                             ------------
Item 13.   Investment Objectives and Policies.........................  Investment Objectives
                                                                        and Policies

Item 14.   Management of the Registrant...............................  Management of the
                                                                        Fund

Item 15.   Control Persons and Principal
           Holders of Securities......................................  Purchase and
                                                                        Redemption of
                                                                        Shares

Item 16.   Investment Advisory and Other Services.....................  Management of
                                                                        the Fund

Item 17.   Brokerage Allocation and
           Other Practices............................................  Portfolio Transactions
                                                                        and Brokerage

Item 18.   Capital Stock and Other Securities.........................  Capital Stock of
                                                                        the Fund

Item 19.   Purchase, Redemption and Pricing of
           Securities Being Offered...................................  Purchase and
                                                                        Redemption of Shares

Item 20.   Tax Status.................................................  Taxes

Item 21.   Underwriter................................................  Management of the
                                                                        Fund - The Investment
                                                                        Adviser - Distribution
                                                                        Agreement
Item 22.   Calculations of Yield Quotations of
           Performance Data...........................................  Calculation of
                                                                        Performance Related
                                                                        Information

Item 23.   Financial Statements.......................................  Financial Statements
                                                                        (incorporated by
                                                                        reference)

                                       ii


                              WRL SERIES FUND, INC.
                        C.A.S.E. Quality Growth Portfolio
                       C.A.S.E. Growth & Income Portfolio
                            C.A.S.E. Growth Portfolio

                              Cross Reference Sheet

FORM N-1A                                                              LOCATION IN
ITEM NUMBER                                                            PROSPECTUS
-----------                                                            ------------

PART A.
Item 1.    Cover Page................................................  Cover Page

Item 2.    Synopsis..................................................  Not Applicable

Item 3.    Condensed Financial Information...........................  Not Applicable

Item 4.    General Description of Registrant.........................  The C.A.S.E. Quality
                                                                       Growth Portfolio,
                                                                       C.A.S.E. Growth &
                                                                       Income Portfolio and
                                                                       C.A.S.E. Growth
                                                                       Portfolio and the Fund;
                                                                       The Fund and its
                                                                       Shares

Item 5.    Management of the Fund....................................  Management of the
                                                                       Fund

Item 5.A.  Management's Discussion of fund Performance...............  Not Applicable

Item 6.    Capital Stock and Other Securities........................  The Fund and Its
                                                                       Shares

Item 7.    Purchase of Securities Being Offered......................  Purchase and
                                                                       Redemption
                                                                       of Shares; Valuation
                                                                       of Shares

Item 8.    Redemption or Repurchase..................................  Purchase and
                                                                       Redemption of
                                                                       Shares

Item 9.    Pending Legal Proceedings.................................  Not Applicable

PART B.                                                                LOCATION IN STATEMENT
-------                                                                OF ADDITIONAL INFORMATION
                                                                       -------------------------

Item 10.   Cover Page................................................  Cover Page

Item 11.   Table of Contents.........................................  Table of Contents

Item 12.   General Information and History...........................  Not Applicable

                                      iii

                              WRL SERIES FUND, INC.
                        C.A.S.E. Quality Growth Portfolio
                       C.A.S.E. Growth & Income Portfolio
                            C.A.S.E. Growth Portfolio

                        Cross Reference Sheet (Continued)

                                                                        LOCATION IN
                                                                        STATEMENT OF
FORM N-1A                                                               ADDITIONAL
ITEM NUMBER                                                             INFORMATION
-----------                                                             ------------
Item 13.   Investment Objective and Policies............................Investment Objectives
                                                                        and Policies

Item 14.   Management of the Registrant.................................Management of the
                                                                        Fund
Item 15.   Control Persons and Principal
           Holders of Securities........................................Purchase and
                                                                        Redemption of
                                                                        Shares
Item 16.   Investment Advisory and Other
           Services.....................................................Management of the
                                                                        Fund
Item 17.   Brokerage Allocation and
           Other Practices..............................................Portfolio Transactions
                                                                        and Brokerage

Item 18.   Capital Stock and Other Securities...........................Capital Stock of the
                                                                        Fund
Item 19.   Purchase, Redemption and Pricing of
           Securities Being Offered.....................................Purchase and
                                                                        Redemption of Shares

Item 20.   Tax Status...................................................Taxes

Item 21.   Underwriting.................................................Management of the
                                                                        Fund - Restructuring
Item 22.   Calculations of Yield Quotations of
           Performance Data.............................................Calculation of
                                                                        Performance Related
                                                                        Information

Item 23.   Financial Statements.........................................Financial Statements
                                                                        (Incorporated by
                                                                        reference)

                                       iv

                              WRL SERIES FUND, INC.
                             GLOBAL SECTOR PORTFOLIO
                               US SECTOR PORTFOLIO
                            FOREIGN SECTOR PORTFOLIO

                              Cross Reference Sheet

                                                                         LOCATION IN
                                                                         STATEMENT OF
FORM N-1A                                                                ADDITIONAL
ITEM NUMBER                                                              INFORMATION
-----------                                                              ------------

PART A.
Item 1.    Cover Page................................................... Cover Page

Item 2.    Synopsis..................................................... Not Applicable

Item 3     Condensed Financial Information.............................. Financial Highlights

Item 4.    General Description of Registrant............................ Global Sector Portfolio,
                                                                         US Sector Portfolio
                                                                         and Foreign Sector
                                                                         Portfolio and the Fund;
                                                                         The Fund and Its
                                                                         Shares

Item 5.    Management of the Fund....................................... Management of the
                                                                         Fund

Item 5.A.  Management's Discussion of Fund Performance.................. Not Applicable

Item 6.    Capital Stock and other Securities........................... Other Information -
                                                                         The Fund and Its
                                                                         Shares

Item 7.    Purchase of Securities Being Offered......................... Other Information -
                                                                         Purchase and
                                                                         Redemption of
                                                                         Shares; Valuation
                                                                         of Shares

Item 8.    Redemption or Repurchase..................................... Other Information -
                                                                         Purchase and
                                                                         Redemption of
                                                                         Shares

Item 9.    Pending Legal Proceedings.................................... Not Applicable

PART B.                                                                  LOCATION IN STATEMENT
-------                                                                  OF ADDITIONAL INFORMATION
                                                                         -------------------------

Item 10.   Cover Page................................................... Cover Page

Item 11.   Table of Contents............................................ Table of Contents

Item 12.   General Information and History.............................. Not Applicable


                              WRL SERIES FUND, INC.
                             Global Sector Portfolio
                               US Sector Portfolio
                            Foreign Sector Portfolio

                        Cross Reference Sheet (Continued)

FORM N-1A                                                                LOCATION IN STATEMENT
ITEM NUMBER                                                              OF ADDITIONAL INFORMATION
-----------                                                              -------------------------
Item 13.   Investment Objectives and Policies........................... Investment Objectives
                                                                         and Policies

Item 14.   Management of the Registrant................................. Management of the
                                                                         Fund

Item 15.   Control Persons and Principal
           Holders of Securities........................................ Purchase and
                                                                         Redemption of Shares

Item 16.   Investment Advisory and Other
           Services..................................................... Management of the
                                                                         Fund

Item 17.   Brokerage Allocation and
           Other Practices.............................................. Portfolio Transactions
                                                                         and Brokerage

Item 18.   Capital Stock and Other Securities........................... Capital Stock of the
                                                                         Fund

Item 19.   Purchase, Redemption and Pricing of
           Securities Being Offered..................................... Purchase and
                                                                         Redemption of Shares

Item 20.   Tax Status................................................... Taxes

Item 21.   Underwriter.................................................. Management of the
                                                                         Fund - The Investment
                                                                         Adviser - Distribution
                                                                         Agreement

Item 22.   Calculations of Yield Quotations of

           Performance Data............................................. Calculation of
                                                                         Performance Related
                                                                         Information

Item 23.   Financial Statements......................................... Financial Statements
                                                                         (incorporated by
                                                                         reference)



                              WRL SERIES FUND, INC.
                                Growth Portfolio

                              Cross Reference Sheet

FORM N-1A                                                                LOCATION IN
ITEM NUMBER                                                              PROSPECTUS
-----------                                                              -----------

PART A.
-------
Item 1.    Cover Page................................................... Cover Page

Item 2.    Synopsis..................................................... Not Applicable

Item 3.    Condensed Financial Information.............................. Financial Highlights

Item 4.    General Description of Registrant............................ The Growth Portfolio
                                                                         and The Fund

Item 5.    Management of the Fund....................................... Management of the
                                                                         Fund

Item 5.A.  Management's Discussion of fund Performance.................. Not Applicable

Item 6.    Capital Stock and Other Securities........................... Other Information -
                                                                         The Fund and Its
                                                                         Shares

Item 7.    Purchase of Securities Being Offered......................... Other Information -
                                                                         Purchase and
                                                                         Redemption of
                                                                         Shares; Valuation
                                                                         of Shares

Item 8.    Redemption or Repurchase..................................... Other Information -
                                                                         Purchase and
                                                                         Redemption of
                                                                         Shares

Item 9.    Pending Legal Proceedings.................................... Not Applicable

PART B.                                                                  LOCATION IN STATEMENT
-------                                                                  OF ADDITIONAL INFORMATION
                                                                         -------------------------

Item 10.   Cover Page................................................... Cover Page

Item 11.   Table of Contents............................................ Table of Contents

Item 12.   General Information and History.............................. Not Applicable

                              WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO

                        CROSS REFERENCE SHEET (CONTINUED)

FORM N-1A                                                                LOCATION IN STATEMENT
ITEM NUMBER                                                              OF ADDITIONAL INFORMATION
-----------                                                              -------------------------
Item 13.   Investment Objectives and Policies........................... Investment Objectives
                                                                         and Policies

Item 14.   Management of the Registrant................................. Management of the
                                                                         Fund

Item 15.   Control Persons and Principal
           Holders of Securities........................................ Purchase and
                                                                         Redemption of Shares

Item 16.   Investment Advisory and Other
           Services..................................................... Management of the
                                                                         Fund
Item 17.   Brokerage Allocation and
           Other Practices.............................................. Portfolio Transactions
                                                                         and Brokerage

Item 18.   Capital Stock and Other Securities........................... Capital Stock of the
                                                                         Fund

Item 19.   Purchase, Redemption and Pricing of
           Securities Being Offered..................................... Purchase and
                                                                         Redemption of Shares

Item 20.   Tax Status................................................... Taxes

Item 21.   Underwriter.................................................. Management of the
                                                                         Fund - The Investment
                                                                         Adviser - Distribution
                                                                         Agreement

Item 22.   Calculations of Yield Quotations of
           Performance Data............................................. Calculation of
                                                                         Performance Related
                                                                         Information

Item 23.   Financial Statements......................................... Financial Statements
                                                                         (incorporated by
                                                                         reference)

                                  PROSPECTUS
                             WRL SERIES FUND, INC.
                              201 Highland Avenue
                           Largo, Florida 33770-2597
                           Telephone: (800) 851-9777
                                   (813) 585-6565


WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of twenty-one separate series or investment portfolios. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This Prospectus pertains to sixteen of the Portfolios of the Fund: Aggressive Growth Portfolio, Emerging Growth Portfolio, International Equity Portfolio, Global Portfolio, Growth Portfolio, C.A.S.E. Growth Portfolio, U.S. Equity Portfolio, Value Equity Portfolio, Global Sector Portfolio, Tactical Asset Allocation Portfolio, Strategic Total Return (formerly named Equity-Income) Portfolio, Growth & Income (formerly named Utility) Portfolio, Balanced Portfolio, Bond Portfolio, Short-to-Intermediate Government Portfolio and Money Market Portfolio (the "Portfolios"). For a brief description of these Portfolios, see "Portfolios At A Glance" on page 8.


Shares of the Fund's Portfolios are currently sold only to separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain individual flexible premium variable life insurance policies (the "Policies") and individual and group variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission (the "SEC"), invest in shares of one or more of the Portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts. A particular Portfolio of the Fund may not be available under the Policy or Annuity Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or disclosure document for the particular Policy or Annuity Contract you have chosen will indicate the Portfolios which are generally available under the applicable Policy or Annuity Contract and should be read in conjunction with this Prospectus.

This Prospectus sets forth concisely the information about the Portfolios that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

Additional information about the Fund and the Portfolios has been filed with the SEC and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information (the "SAI") pertaining to the Portfolios bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS OR DISCLOSURE DOCUMENT FOR THE APPLICABLE VARIABLE ANNUITY CONTRACT OR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                          Prospectus Dated May 1, 1997

                             WRL SERIES FUND, INC.
                              201 Highland Avenue
                           Largo, Florida 33770-2597
                           Telephone (813) 585-6565
                                   (800) 851-9777


FINANCIAL HIGHLIGHTS   ....................................    1
PORTFOLIOS AT A GLANCE    .................................    9
PERFORMANCE INFORMATION   .................................   11
THE PORTFOLIOS IN DETAIL  .................................   15
MANAGEMENT OF THE FUND    .................................   41
OTHER INFORMATION   .......................................   50
DISTRIBUTIONS AND TAXES   .................................   52
APPENDIX A - Brief Explanation of Rating Categories  ......   A-1

                              FINANCIAL HIGHLIGHTS


     The information in the tables below is taken from each Portfolio's audited financial statements, which have been incorporated by reference into the SAI. The tables provide information for one share of capital stock outstanding during the respective Portfolio's fiscal periods ended on December 31 of each year using average shares outstanding throughout each year. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policy or Annuity Contract; including these charges would reduce total return figures for all periods shown. The Fund Annual Report contains additional performance information for each Portfolio. A copy of the Annual Report and SAI may be obtained without charge upon request. (No information is included for the International Equity Portfolio and the U.S. Equity Portfolio because they had not yet commenced operations as of December 31, 1996.)


                               GROWTH PORTFOLIO*


                                                     YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------------
                                         1996          1995         1994        1993
                                     ------------- ------------- ----------- -----------
Net asset value, beginning of
 period ............................  $    31.66    $    23.81     $  26.25   $  25.83
 Income from operations:
  Net investment income (loss) .....         .34           .26          .22        .28
  Net realized and unrealized
 gain (loss) on investments ........        5.35         10.97        (2.41)       .79
                                      ----------    ----------     ---------  --------
   Total Income (loss) from
 operations ........................        5.69         11.23        (2.19)      1.07
                                      ----------    ----------     ---------  --------
Distributions:
 Dividends from net investment
 income ............................        (.35)         (.24)        (.22)      (.28)
 Dividends in excess of net
 investment income .................        (.01)          .00          .00        .00
 Distributions from net realized
 gains on investments ..............       (1.99)        (3.14)         .00       (.37)
 Distributions in excess
 of net realized gains on
 investments .......................         .00           .00         (.03)       .00
                                      ----------    ----------     ---------  --------
  Total Distributions ..............       (2.35)        (3.38)        (.25)      (.65)
                                      ----------    ----------     ---------  --------
Net asset value, end of period .....  $    35.00    $    31.66     $  23.81   $  26.25
                                      ==========    ==========     =========  ========
Total Return (a) ...................       17.96%        47.12%       (8.31%)    3.97%
Ratios and supplemental data:
  Net assets at end of period
 (in thousands) ....................  $1,527,409    $1,195,174     $814,383   $934,810
  Ratio of expenses to average
 net assets (b) ....................         .88%          .86%         .84%       .87%
  Ratio of net investment
 income (loss) to average
 net assets (b) ....................         .98%          .90%         .88%      1.07%
  Ratio of commissions paid to
 number of shares ..................        4.93%           N/A          N/A        N/A
  Portfolio turnover rate (a) ......       45.21%       130.48%      107.33%    77.91%


                                                           YEAR ENDED DECEMBER 31,
                                     -------------------------------------------------------------------
                                        1992        1991        1990       1989       1988       1987
                                     ----------- ----------- ----------- ---------- ---------- ---------
Net asset value, beginning of
 period ............................  $  26.26    $  17.48     $  17.85    $ 12.97    $11.14   $ 10.14
 Income from operations:
  Net investment income (loss)......       .36         .27          .30        .19       .31       .21
  Net realized and unrealized
 gain (loss) on investments ........       .52       10.75         (.33)      6.29      1.83      1.00
                                      --------    --------     ---------   -------    ------   -------
   Total Income (loss) from
 operations ........................       .88       11.02         (.03)      6.48      2.14      1.21
                                      --------    --------     ---------   -------    ------   -------
Distributions:
 Dividends from net investment
 income ............................      (.36)       (.27)        (.30)      (.19)     (.31)     (.21)
 Dividends in excess of net
 investment income .................       .00         .00          .00        .00       .00       .00
 Distributions from net realized
 gains on investments ..............      (.95)      (1.97)        (.04)     (1.41)      .00       .00
 Distributions in excess
 of net realized gains on
 investments .......................       .00         .00          .00        .00       .00       .00
                                      --------    --------     ---------   -------    ------   -------
  Total Distributions ..............     (1.31)      (2.24)        (.34)     (1.60)     (.31)     (.21)
                                      --------    --------     ---------   -------    ------   -------
Net asset value, end of period .....  $  25.83    $  26.26     $  17.48    $ 17.85    $12.97   $ 11.14
                                      ========    ========     =========   =======    ======   =======
Total Return (a)....................      2.35%      59.79%        (.22%)    47.04%    18.62%    10.90%
Ratios and supplemental data:
  Net assets at end of period
 (in thousands).....................  $711,422    $393,511     $129,057    $74,680   $28,497   $15,815
  Ratio of expenses to average
 net assets (b) ....................       .86%        .90%        1.00%      1.00%     1.00%     1.00%
  Ratio of net investment
 income (loss) to average
 net assets (b) ....................      1.44%       1.21%        2.06%      1.18%     2.50%     1.84%
  Ratio of commissions paid to
 number of shares ..................        N/A         N/A          N/A        N/A       N/A       N/A
  Portfolio turnover rate (a) ......     77.70%      7.27%       157.01%    123.80%   76.27%    222.13%



* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 8.

                                 BOND PORTFOLIO*



                                                 YEAR ENDED DECEMBER 31,
                                         ----------------------------------------
                                           1996       1995        1994       1993
                                         -------    -------    --------    -------
Net asset value, beginning of period     $ 11.35    $  9.80     $ 11.24    $ 11.18
 Income from operations:
  Net investment income (loss) .......      0.64        .69         .63        .72
  Net realized and unrealized gain
 (loss) on on investments ............     (0.64)      1.55       (1.44)       .95
                                         -------    -------     --------   -------
   Total income (loss) from
 operations ..........................       .00       2.24        (.81)      1.67
                                         -------    -------     --------   -------
Distributions:
 Dividends from net investment
 income ..............................      (.64)      (.69)       (.63)      (.72)
 Dividends in excess of net
 investment income ...................       .00        .00         .00        .00
 Distributions from net realized
 gains on investments ................       .00        .00         .00       (.89)
 Distributions in excess of net
 realized gains on investments .......       .00        .00         .00        .00
                                         -------    -------     --------   -------
   Total distributions ...............      (.64)      (.69)       (.63)     (1.61)
                                         -------    -------     --------   -------
Net asset value, end of period .......   $ 10.71    $ 11.35     $  9.80    $ 11.24
                                         =======    =======     ========   =======
Total return (a) .....................      0.14%     22.99%      (6.94%)    13.38%
Ratios and supplemental Data:
  Net assets end of period
 (in thousands) ......................   $95,759    $96,972     $71,064    $90,715
  Ratio of expenses to average
 net assets (b) ......................       .64%       .61%        .59%       .64%
  Ratio of net investment income
 (loss) to average net assets (b) ....      5.96%      6.45%       5.94%      5.94%
  Ratio of commissions paid to
 number of shares ....................        N/A        N/A         N/A        N/A
  Portfolio turnover rate (a) ........    187.72%    120.54%     131.73%    149.02%


                                                            YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------
                                          1992       1991       1990       1989      1988       1987
                                         ------     ------     ------     ------    ------    -------
Net asset value, beginning of period     $11.18     $ 9.91     $10.07     $ 9.29    $ 9.22     $ 10.28
 Income from operations:
  Net investment income (loss) .......      .75        .86        .79        .75       .90         .25
  Net realized and unrealized gain
 (loss) on on investments ............      .32       1.30       (.16)       .78       .07        (.89)
                                         ------     ------     ------     ------    ------     -------
   Total income (loss) from
 operations ..........................     1.07       2.16        .63       1.53       .97        (.64)
                                         ------     ------     ------     ------    ------     -------
Distributions:
 Dividends from net investment
 income ..............................     (.75)      (.86)      (.79)      (.75)     (.90)       (.38)
 Dividends in excess of net
 investment income ...................      .00        .00        .00        .00       .00         .00
 Distributions from net realized
 gains on investments ................     (.32)      (.03)       .00        .00       .00        (.04)
 Distributions in excess of net
 realized gains on investments .......      .00        .00        .00        .00       .00         .00
                                         ------     ------     ------     ------    ------     -------
   Total distributions ...............    (1.07)      (.89)      (.79)      (.75)     (.90)       (.42)
                                         ------     ------     ------     ------    ------     -------
Net asset value, end of period .......   $11.18     $11.18     $ 9.91     $10.07    $ 9.29     $  9.22
                                         ======     ======     ======     ======    ======     =======
Total return (a) .....................     6.79%     18.85%      6.21%     14.65%     7.73%      (5.66%)
Ratios and supplemental Data:
  Net assets end of period
 (in thousands) ......................  $56,820    $22,291    $10,143     $7,025    $3,372     $ 1,400
  Ratio of expenses to average
 net assets (b) ......................      .70%       .70%       .69%       .70%      .70%        .86%
  Ratio of net investment income
 (loss) to average net assets (b) ....     6.49%      8.02%      8.82%      8.60%     8.96%       7.17%
  Ratio of commissions paid to
 number of shares ....................       N/A        N/A        N/A        N/A       N/A         N/A
  Portfolio turnover rate (a) ........    80.73%     33.47%     18.09%     23.26%    21.54%     134.76%



                               GLOBAL PORTFOLIO*



                                                                                YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                               1996          1995          1994         1993        1992 (c)
                                                             -------       -------       -------       ------       --------
Net asset value, beginning of period ...................     $ 15.52       $ 13.12       $ 13.62       $10.16       $ 10.00
 Income from operations:
  Net investment income (loss) .........................        0.08           .10           .10          .04          (.02)
  Net realized and unrealized gain
 (loss) on investments .................................        4.20          2.91           .10         3.72           .18
                                                             -------       -------       -------       ------       ---------
   Total income (loss) from operations .................        4.28          3.01           .20         3.76           .16
                                                             -------       -------       -------       ------       ---------
Distributions:
 Dividends from net investment income  .................       (0.04)          .00          (.10)        (.04)          .00
 Dividends in excess of net investment
 income ................................................        (.17)          .00          (.01)         .00           .00
 Distributions from net realized gains
 on investments ........................................       (1.47)         (.61)         (.56)        (.26)          .00
 Distributions in excess of net realized
 gains on investments ..................................         .00          (.00)         (.03)         .00           .00
                                                             -------       -------       -------       ------       ---------
   Total distributions  ................................       (1.68)         (.61)         (.70)        (.30)          .00
                                                             -------       -------       -------       ------       ---------
Net asset value, end of period .........................     $ 18.12       $ 15.52       $ 13.12       $13.62       $ 10.16
                                                             =======       =======       =======       ======       =========
Total return (a) .......................................       27.74%        23.06%          .25%       35.05%         1.62%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........    $534,820      $289,506      $261,778      $99,094       $   508
  Ratio of expenses to average net assets (b) ..........         .99%          .99%         1.01%        1.09%         2.48%
  Ratio of net investment income (loss)
 to average net assets (b) .............................         .46%          .75%          .73%         .30%        (2.23%)
  Ratio of commissions paid to number of shares ........        1.54%          N/A           N/A          N/A           N/A
  Portfolio turnover rate (a) ..........................       88.31%       130.60%       192.06%       79.93%          .00%



* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 8.

                             MONEY MARKET PORTFOLIO*



                                                        YEAR ENDED DECEMBER 31,
                                               -----------------------------------------
                                                 1996        1995       1994       1993
                                               --------    --------   --------   -------
Net asset value, beginning of period ........  $   1.00    $  1.00    $  1.00    $  1.00
 Income from operations:
  Net investment income (loss) ..............       .05        .05        .04        .02
  Net realized and unrealized gain (loss)
 on investments .............................       .00        .00        .00        .00
                                               --------    -------    -------    -------
   Total income (loss) from operations ......       .05        .05        .04        .02
                                               --------    -------    -------    -------
Distributions:
 Dividends from net investment income .......      (.05)      (.05)      (.04)      (.02)
 Dividends from net realized gains on
 investments   ..............................       .00        .00        .00        .00
 Distributions from net realized gains on
 investments ................................       .00        .00        .00        .00
                                               --------    -------    -------    -------
 Distributions in excess of net realized
 gains on investments .......................       .00        .00        .00        .00
   Total distributions ......................      (.05)      (.05)      (.04)      (.02)
                                               --------    -------    -------    -------
Net asset value, end of period ..............  $   1.00    $  1.00    $  1.00    $  1.00
                                               ========    =======    =======    =======
Total return (a) ............................      5.03%      5.40%      3.44%      2.45%
Ratios and supplemental data:
 Net assets at end of period (in thousands)    $122,114    $80,544    $93,081    $45,782
  Ratio of expenses to average net assets
 (b) ........................................       .52%       .56%       .60%       .66%
  Ratio of net investment income (loss) to
 average net assets (b) .....................      5.03%      5.30%      3.59%      2.41%
  Ratio of commissions paid to number of
 shares .....................................       N/A        N/A        N/A        N/A
  Portfolio turnover rate (a) ...............       N/A        N/A        N/A        N/A


                                                                  YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------
                                                    1992       1991      1990      1989      1988      1987
                                                   ------    -------    ------    ------    ------    ------
Net asset value, beginning of period ........      $ 1.00    $ 1.00     $ 1.00    $ 1.00    $ 1.00    $ 1.00
 Income from operations:
  Net investment income (loss) ..............         .03       .05        .07       .07       .05       .04
  Net realized and unrealized gain (loss)
 on investments .............................         .00       .00        .00       .00       .00       .00
                                                  -------   -------    -------    ------    ------    ------
   Total income (loss) from operations ......         .03       .05        .07       .07       .05       .04
                                                  -------   -------    -------    ------    ------    ------
Distributions:
 Dividends from net investment income .......        (.03)     (.05)      (.07)     (.07)     (.05)     (.04)
 Dividends from net realized gains on
 investments ................................         .00       .00        .00       .00       .00       .00
 Distributions from net realized gains on
 investments ................................         .00       .00        .00       .00       .00       .00
                                                  -------   -------    -------    ------    ------    ------
 Distributions in excess of net realized
 gains on investments .......................         .00       .00        .00       .00       .00       .00
   Total distributions .....................         .(03)     (.05)      (.07)     (.07)     (.05)     (.04)
                                                  -------   -------    -------    ------    ------    ------
Net asset value, end of period ..............     $  1.00   $  1.00    $  1.00    $ 1.00    $ 1.00    $ 1.00
                                                  =======   =======    =======    ======    ======    ======
Total return (a) ............................        3.03%     5.25%      7.09%     8.09%     5.77%     4.56%
Ratios and supplemental data:
 Net assets at end of period (in thousands)       $45,600   $33,695    $24,931    $6,233    $5,114     $ 582
  Ratio of expenses to average net assets
 (b) ........................................         .70%      .70%       .66%      .70%      .70%      .89%
  Ratio of net investment income (loss) to
 average net assets (b) .....................        2.99%     5.07%      7.09%     7.82%     6.26%     4.83%
  Ratio of commissions paid to number of
 shares .....................................         N/A       N/A        N/A       N/A       N/A       N/A
  Portfolio turnover rate (a) ...............         N/A       N/A        N/A       N/A       N/A       N/A



                   SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO*



                                                                                         YEAR ENDED DECEMBER 31,
                                                                          -----------------------------------------------------
                                                                           1996       1995         1994       1993     1992 (c)
                                                                          -------    -------     --------   -------    --------
Net asset value, beginning of period ...................................  $ 10.42    $  9.72     $ 10.30    $ 10.02    $ 10.00
 Income from operations:
  Net investment income (loss) .........................................      .56        .60         .50        .36        .02
  Net realized and unrealized gain (loss) on investments ...............     (.21)       .70        (.58)       .29        .02
                                                                          -------    -------     -------    -------    -------
   Total income (loss) from operations  ................................      .35       1.30        (.08)       .65        .04
                                                                          -------    -------     -------    -------    -------
Distributions:
 Dividends from net investment income ..................................     (.53)      (.60)       (.50)      (.35)      (.02)
 Dividends from net realized gains on investments ......................      .00        .00         .00        .00        .00
 Distributions from net realized gains on investments ..................      .00        .00         .00       (.02)       .00
                                                                          -------    -------     -------    -------    -------
 Distributions in excess of net realized gains on investments ..........      .00        .00         .00        .00        .00
   Total distributions .................................................     (.53)      (.60)       (.50)      (.37)      (.02)
                                                                          -------    -------     -------    -------    -------
Net asset value, end of period .........................................  $ 10.24    $ 10.42     $  9.72    $ 10.30    $ 10.02
                                                                          =======    =======     =======    =======    =======
Total return (a) .......................................................     3.48%     13.54%       (.43%)     4.58%      .45%
Ratios and supplemental data:
 Net assets end of period (in thousands) ...............................  $26,098    $23,588     $20,356    $24,864     $2,509
 Ratio of expenses to average net assets (b) ...........................      .76%       .78%       0.81%      1.00%      1.00%
 Ratio of net investment income (loss) to average net assets (b) .......     5.43%      5.84%       4.95%      3.44%      3.24%
 Ratio of commissions paid to number of shares .........................      N/A        N/A         N/A        N/A        N/A
 Portfolio turnover rate (a) ...........................................    58.15%     51.82%      93.70%     28.64%       .00%



* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 8.

                               BALANCED PORTFOLIO*


                                                                                   YEAR ENDED DECEMBER 31,
                                                                            -----------------------------------
                                                                              1996         1995        1994 (e)
                                                                            -------      -------       --------
Net asset value, beginning of period ...................................    $ 10.63      $  9.24        $ 10.00
 Income from operations:
  Net investment income (loss) .........................................        .34          .44            .34
  Net realized and unrealized gain (loss) on investments ...............        .80         1.38           (.76)
                                                                            -------      -------        -------
   Total income (loss) from operations .................................       1.14         1.82           (.42)
                                                                            -------      -------        -------
 Distributions:
  Dividends from net investment income .................................       (.28)        (.43)          (.34)
  Dividends in excess of net investment income .........................        .00          .00            .00
  Distributions from net realized gains on investments .................       (.10)         .00            .00
  Distributions in excess of net realized gains on investments .........        .00          .00            .00
                                                                            -------      -------        -------
   Total distributions .................................................       (.38)        (.43)          (.34)
                                                                            -------      -------        -------
Net asset value, end of period .........................................    $ 11.39      $ 10.63        $  9.24
                                                                            =======      =======        =======
Total return (a) .......................................................      10.72%       19.80%         (5.73%)
Ratios and supplemental data:
 Net assets at end of period (in thousands) ............................    $49,331      $31,114        $19,422
 Ratio of expenses to average net assets (b) ...........................        .97%         .97%          1.00%
 Ratio of net investment income (loss) to average net assets (b) .......       3.14%        4.38%          4.27%
 Ratio of commissions paid to number of shares .........................        .24%         N/A            N/A
 Portfolio turnover rate (a) ...........................................      76.90%       98.55%         57.73%



                          EMERGING GROWTH PORTFOLIO*



                                                                                        YEAR ENDED DECEMBER 31,
                                                                           ---------------------------------------------
                                                                              1996       1995         1994      1993 (d)
                                                                           --------    --------     --------    --------
Net asset value, beginning of period ...................................   $  16.25    $  11.55     $  12.47    $  10.00
 Income from operations:
  Net investment income (loss) .........................................       (.04)        .01          .01        (.04)
  Net realized and unrealized gain (loss) on investments ...............       3.10        5.42         (.92)       2.51
                                                                           --------    --------     --------    --------
   Total income (loss) from operations .................................       3.06        5.43         (.91)       2.47
                                                                           --------    --------     --------    --------
 Distributions:
  Dividends from net investment income .................................        .00         .00         (.01)        .00
  Dividends in excess of net investment income .........................        .00         .00          .00         .00
  Distributions from net realized gains on investments .................       (.85)       (.73)         .00         .00
  Distributions in excess of net realized gains on investments .........        .00         .00          .00         .00
                                                                           --------    --------     --------    --------
   Total distributions .................................................       (.85)       (.73)        (.01)        .00
                                                                           --------    --------     --------    --------
Net asset value, end of period .........................................   $  18.46    $  16.25     $  11.55    $  12.47
                                                                           ========    ========     ========    ========
Total return (a) .......................................................      18.88%      46.79%       (7.36%)     24.71%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ............................   $431,454    $288,519     $182,650    $102,472
 Ratio of expenses to average net assets (b) ...........................        .94%        .91%         .92%       1.00%
 Ratio of net investment income (loss) to average net assets (b) .......       (.24%)       .03%         .06%       (.30%)
 Ratio of commissions paid to number of shares .........................       5.65%        N/A          N/A         N/A
 Portfolio turnover rate (a) ...........................................      80.02%     124.13%       72.62%      12.79%



* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 8.

                      STRATEGIC TOTAL RETURN PORTFOLIO* (1)



                                                                                         YEAR ENDED DECEMBER 31,
                                                                            --------------------------------------------------
                                                                               1996          1995           1994      1993 (d)
                                                                            --------       -------        --------    --------
Net asset value, beginning of period ...................................     $ 12.86       $ 10.90        $ 11.23     $ 10.00
 Income from operations:
  Net investment income (loss) .........................................         .37           .37            .31         .19
  Net realized and unrealized gain (loss) on investments ...............        1.56          2.33           (.33)       1.33
                                                                             -------       -------        -------     -------
   Total income (loss) from operations .................................        1.93          2.70           (.02)       1.52
                                                                             -------       -------        -------     -------
 Distributions:
  Dividends from net investment income .................................        (.32)         (.37)          (.31)       (.19)
  Dividends in excess of net investment income .........................         .00           .00            .00         .00
  Distributions from net realized gains on investments .................        (.50)         (.37)           .00        (.10)
  Distributions in excess of net realized gains on investments .........         .00           .00            .00         .00
                                                                            --------       -------        -------      ------
   Total distributions .................................................        (.82)         (.74)          (.31)       (.29)
                                                                            --------      --------       --------     -------
Net asset value, end of period .........................................    $  13.97      $  12.86       $  10.90     $ 11.23
                                                                            ========      ========       ========     =======
Total return (a) .......................................................       15.00%        24.66%          (.53%)     13.49%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................    $390,141      $256,806       $183,867     $90,560
  Ratio of expenses to average net assets (b) ..........................         .91%          .87%           .89%       1.00%
  Ratio of net investment income (loss) to average net assets (b) ......        2.72%         3.07%          2.78%       1.70%
  Ratio of commissions paid to number of shares ........................        5.82%          N/A            N/A         N/A
  Portfolio turnover rate (a) ..........................................       49.32%        52.59%         53.50%      27.41%



                         AGGRESSIVE GROWTH PORTFOLIO*



                                                                                       YEAR ENDED DECEMBER 31,
                                                                              --------------------------------------
                                                                                1996            1995        1994 (e)
                                                                              --------       --------      ---------
Net asset value, beginning of period ...................................      $  13.25       $   9.86       $  10.00
 Income from operations:
  Net investment income (loss) .........................................          (.01)          (.06)           .02
  Net realized and unrealized gain (loss) on investments ...............          1.38           3.96           (.14)
                                                                              --------       --------       --------
   Total income (loss) from operations .................................          1.37           3.90           (.12)
                                                                              --------       ---------      --------
 Distributions:
  Dividends from net investment income .................................           .00            .00           (.02)
  Dividends in excess of net investment income .........................          (.19)           .00            .00
  Distributions from net gains on investments ..........................          (.25)          (.51)           .00
  Distributions in excess of net realized gains on investments .........
   Total distributions .................................................          (.44)          (.51)          (.02)
                                                                              --------       ---------      ---------
Net asset value, end of period .........................................      $  14.18       $  13.25       $   9.86
                                                                              ========       ========       ========
Total return (a) .......................................................         10.45%         38.02%         (1.26%)
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................      $220,552       $158,534        $38,826
  Ratio of expenses to average net assets (b) ..........................           .98%          1.07%          1.00%
  Ratio of net investment income (loss) to average net assets (b).......          (.10%)         (.48%)         0.20%
  Ratio of commissions paid to number of shares ........................          7.08%            N/A            N/A
  Portfolio turnover rate (a) ..........................................        101.28%        108.04%         89.73%



  * SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 8.
(1) PRIOR TO MAY 1, 1997, THIS PORTFOLIO WAS NAMED THE EQUITY-INCOME PORTFOLIO.

                      TACTICAL ASSET ALLOCATION PORTFOLIO*



                                                                           YEAR ENDED DECEMBER 31,
                                                                           ------------------------
                                                                               1996        1995 (f)
                                                                           ---------      ---------
Net asset value, beginning of period ...................................    $  11.49      $  10.00
 Income from operations:
  Net investment income (loss) .........................................         .33           .41
  Net realized and unrealized gain (loss) on investments ...............        1.33          1.93
                                                                            --------      --------
  Total income (loss) from operations ..................................        1.66          2.34
                                                                            --------      --------
 Distributions:
  Dividends from net investment income .................................        (.30)         (.41)
  Dividends in excess of net investment income .........................         .00           .00
  Distributions from net realized gains on investments .................        (.24)         (.44)
  Distributions in excess of net realized gains on investments .........         .00           .00
                                                                            --------      --------
   Total distributions .................................................        (.54)         (.85)
                                                                            --------      --------
Net asset value, end of period .........................................    $  12.61      $  11.49
                                                                            ========      ========
Total return (a) .......................................................       14.42%        20.09%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................    $206,172      $120,531
  Ratio of expenses to average net assets (b) ..........................         .90%          .93%
  Ratio of net investment income (loss) to average net assets (b).......        2.78%         3.76%
  Ratio of commissions paid to number of shares ........................         .50%           N/A
  Portfolio turnover rate (a) ..........................................       98.97%        38.68%



                         GROWTH & INCOME PORTFOLIO*(1)



                                                                                   YEAR ENDED DECEMBER 31,
                                                                             ----------------------------------
                                                                              1996         1995        1994 (e)
                                                                             ------       ------       --------
Net asset value, beginning of period ...................................     $11.12       $ 9.30        $ 10.00
 Income from operations:
  Net investment income (loss) .........................................        .42          .46            .43
  Net realized and unrealized gain (loss) on investments ...............        .87         1.93           (.70)
                                                                             ------       ------        -------
   Total income (loss) from operations .................................       1.29         2.39           (.27)
                                                                             ------       ------        -------
 Distributions:
  Dividends from net investment income .................................       (.33)        (.46)          (.43)
  Dividends in excess of net investment income .........................        .00          .00            .00
  Distributions from net realized gains on investments .................       (.32)        (.11)           .00
  Distributions in excess of net gains on investments ..................        .00          .00            .00
                                                                             ------       ------        -------
   Total distributions .................................................       (.65)        (.57)          (.43)
                                                                             ------       ------        -------
Net asset value, end of period .........................................    $ 11.76      $ 11.12        $  9.30
                                                                            =======      =======        =======
Total return (a) .......................................................      11.64%       25.25%         (4.58%)
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................    $38,115      $24,607        $10,482
  Ratio of expenses to average net assets (b) ..........................       1.00%        1.00%          1.00%
  Ratio of net investment income (loss) to average net assets (b) ......       3.73%        4.56%          5.36%
  Ratio of commissions paid to number of shares ........................       4.33%          N/A            N/A
  Portfolio turnover rate (a) ..........................................      68.53%       78.34%         36.13%



  * SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 8.
(1) PRIOR TO MAY 1, 1997, THIS PORTFOLIO WAS NAMED THE UTILITY PORTFOLIO.

                              C.A.S.E. GROWTH PORTFOLIO*



                                                                           YEAR ENDED DECEMBER 31,
                                                                           -----------------------
                                                                               1996       1995
                                                                            ---------   -------
Net asset value, beginning of period ...................................     $ 11.66    $ 10.00
 Income from operations:
  Net investment income (loss) .........................................         .12        .12
  Net realized and unrealized gain (loss) on investments  ..............        1.92       2.49
                                                                             -------    -------
   Total income (loss) from operations .................................        2.04       2.61
                                                                             -------    -------
 Distributions:
  Dividends from net investment income .. ..............................        (.05)      (.12)
  Dividends in excess of net investment income .........................         .00
  Distributions from net realized gains on investments .................        (.23)      (.83)
  Distributions in excess of net realized gains on investments .........         .00
                                                                             -------
   Total distributions .................................................        (.28)      (.95)
                                                                             -------    -------
Net asset value, end of period .........................................     $ 13.42    $ 11.66
                                                                             =======    =======
Total return (a) .......................................................       17.50%     20.65%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .. ........................     $26,560    $ 2,578
  Ratio of expenses to average net assets (b) ..........................        1.00%      1.00%
  Ratio of net investment income (loss) to average net assets (b) ......         .94%      1.02%
  Ratio of commissions paid to number of shares .. .....................        6.04%        N/A
  Portfolio turnover rate (a) ..........................................      160.27%    121.62%



                            GLOBAL SECTOR PORTFOLIO*



                                                                           YEAR ENDED
                                                                           DECEMBER 31,
                                                                           ------------
                                                                              1996 (h)
                                                                           -----------
Net asset value, beginning of period ...................................     $10.00
 Income from operations:
  Net investment income (loss) .........................................        .06
  Net realized and unrealized gain (loss) on investments ...............        .55
                                                                             ------
   Total income (loss) from operations .................................        .61
                                                                             ------
 Distributions:
  Dividends from net investment income .................................       (.02)
  Dividends in excess of net investment income .........................        .00
  Distributions from net realized gains on investments .................       (.04)
  Distributions in excess of net realized gains on investments .........        .00
                                                                             ------
   Total distributions .................................................       (.06)
                                                                             ------
Net asset value, end of period  ........................................     $10.55
                                                                             ======
Total return (a) .......................................................       6.08%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .. ........................     $6,986
  Ratio of expenses to average net assets (b) ..........................       2.37%
  Ratio of net investment income (loss) to average net assets (b) ......        .62%
  Ratio of commissions paid to number of shares ........................       3.13%
  Portfolio turnover rate (a) ..........................................      27.58%



* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 8.

                            VALUE EQUITY PORTFOLIO*



                                                                           YEAR ENDED
                                                                           DECEMBER 31,
                                                                           ------------
                                                                             1996 (h)
                                                                           ------------
Net asset value, beginning of period ...................................       $10.00
 Income from operations:
  Net investment income (loss) .........................................          .10
  Net realized and unrealized gain (loss) on investments ...............         1.23
                                                                               ------
   Total income (loss) from operations .................................         1.33
                                                                               ------
 Distributions:
  Dividends from net investment income .................................         (.04)
  Dividend in excess of net investment income ..........................          .00
  Distributions from net realized gains on investments .................         (.02)
  Distributions in excess of net realized gains on investments .........          .00
                                                                               ------
   Total distributions .................................................         (.06)
                                                                               ------
Net asset value, end of period .........................................       $11.27
                                                                               ======
Total return (a) .......................................................        13.19%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................      $49,394
  Ratio of expenses to average net assets (b) ..........................         1.00%
  Ratio of net investment income (loss) to average net assets (b) ......          .89%
  Ratio of commissions paid to number of shares ........................         6.96%
  Portfolio turnover rate (a) ..........................................         7.93%

  * SEE NOTES TO FINANCIAL HIGHLIGHTS BELOW



NOTES TO FINANCIAL HIGHLIGHTS

(a) For periods of less than one year the total return and portfolio turnover rate are not annualized.
(b) For periods of less than one year the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets are annualized. Without the advisory fee waiver by WRL (the Fund's Investment Adviser prior to January 1, 1997) the ratio for each period presented would be as follows:



                                                                          DECEMBER 31
                                           --------------------------------------------------------------------------
Portfolio                                  1996    1995    1994    1993    1992  1991   1990    1989    1988     1987
---------                                  ----    ----    ----    ----    ----  ----   ----    ----    ----     ----
Money Market ..........................       *       *       *       *       *     *      *     .84%   1.16%    1.63%
Bond ..................................       *       *       *       *       *   .82      *     .82%   1.07%    2.12%
Growth ................................       *       *       *       *       *     *      *    1.13%   1.49%    1.90%
Short-to-Intermediate Government ......       *       *       *    1.02%   1.41%   **     **      **      **       **
Global ................................       *       *       *       *       *    **     **      **      **       **
Strategic Total Return  ...............       *       *       *    1.12%     **    **     **      **      **       **
Emerging Growth .......................       *       *       *    1.16%     **    **     **      **      **       **
Aggressive Growth .....................       *       *    1,18%     **      **    **     **      **      **       **
Balanced ..............................       *       *    1.34%     **      **    **     **      **      **       **
Growth & Income .......................       *    1.08%   1.90%     **      **    **     **      **      **       **
Tactical Asset Allocation .............       *       *       *      **      **    **     **      **      **       **
C.A.S.E. Growth .......................    1.64%   4.15%     **      **      **    **     **      **      **       **
Global Sector .........................      N/A     **      **      **      **    **     **      **      **       **
Value Equity ..........................    1.03%     **      **      **      **    **     **      **      **       **

----------
  * No waiver-portfolio did not exceed expense limitations.
 ** Portfolio was not in existence during this period.
(c) The inception of this portfolio was December 3, 1992.
(d) The inception of the portfolio was March 1, 1993.
(e) The inception of this portfolio was March 1, 1994.
(f) The inception of this portfolio was January 3, 1995.
(g) The inception of this portfolio was May 1, 1995.
(h) The inception of this portfolio was May 1, 1996.

                             PORTFOLIOS AT A GLANCE


The Fund consists of twenty-one portfolios. This Prospectus provides information on sixteen portfolios of the Fund. WRL Investment Management, Inc. ("WRL Management") serves as the Fund's investment adviser ("Investment Adviser"), and contracts on behalf of each Portfolio with an investment sub-adviser ("Sub-Adviser") to provide investment advisory assistance and portfolio management advice for each Portfolio. See "Management of the Fund," p. 41. Each Portfolio has its own distinct investment objective and policies which are summarized below:



/diamond/AGGRESSIVE GROWTH PORTFOLIO

OBJECTIVE: Seeks long-term capital appreciation.

INVESTMENT POLICY: The Aggressive Growth Portfolio invests primarily in a diversified, actively managed portfolio of equity securities, such as common stock or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights.

INVESTOR PROFILE: For the investor who aggressively seeks capital growth, and who can tolerate substantial volatility in the value of an investment.

SUB-ADVISER: Fred Alger Management, Inc.


/diamond/EMERGING GROWTH PORTFOLIO

OBJECTIVE: Seeks capital appreciation by investing primarily in common stocks of small and medium-sized companies.

INVESTMENT POLICY: The Emerging Growth Portfolio invests primarily in common stocks of small and medium-sized companies. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of small and medium-sized companies, both domestic and foreign, in the early stages of their life cycle, believed to have the potential to become major enterprises.


INVESTOR PROFILE: For the investor seeking greater opportunities for growth of capital and willing to accept certain special risks. See "Portfolio Securities and Risk Factors" on p. 31.)


SUB-ADVISER: Van Kampen American Capital Asset Management, Inc.


/diamond/INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE: Seeks long-term growth of capital.

INVESTMENT POLICY: The International Equity Portfolio invests primarily in the common stock of foreign issuers traded on overseas exchanges and in foreign over-the-counter ("OTC") markets.

INVESTOR PROFILE: For the investor who seeks long-term growth of capital through investments in foreign securities. The investor should also be able to tolerate the significant risk factors associated with foreign investing.

CO-SUB-ADVISERS: Scottish Equitable Investment Management Limited and GE Investment Management Incorporated.


/diamond/GLOBAL PORTFOLIO

OBJECTIVE: Seeks long-term growth of capital in a manner consistent with preservation of capital.

INVESTMENT POLICY: The Global Portfolio invests primarily in common stocks of foreign and domestic issuers.

INVESTOR PROFILE: For the investor who wants capital growth without being limited to investments in U.S. securities. The investor should also be able to tolerate the significant risk factors associated with foreign investing.

SUB-ADVISER: Janus Capital Corporation


/diamond/GROWTH PORTFOLIO

OBJECTIVE: Seeks growth of capital.

INVESTMENT POLICY: The Growth Portfolio invests primarily in common stocks listed on a national securities exchange or traded on NASDAQ, which the Portfolio's Sub-Adviser believes have a good potential for capital growth.

INVESTOR PROFILE: For the investor who wants capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.

SUB-ADVISER: Janus Capital Corporation


/diamond/C.A.S.E. GROWTH PORTFOLIO

OBJECTIVE: Seeks capital growth through investments in common stocks of small to medium-sized companies.

INVESTMENT POLICY: The C.A.S.E. Growth Portfolio will primarily invest in smaller, less well-established companies, with limited product lines and financial resources. The Portfolio, however, seeks to invest in such companies with above-market growth characteristics in several investment classifications including sales, earnings, returns and institutional support.

INVESTOR PROFILE: For the investor who seeks growth in excess of the Standard & Poor's Index of 500 Common

Stocks (the "S&P 500") on a quarterly basis, but wants a diversified portfolio that seeks to have investments in companies that have below-market risk characteristics. The investor should be comfortable with the price fluctuations of a stock portfolio.

SUB-ADVISER: C.A.S.E. Management, Inc.


/diamond/U.S. EQUITY PORTFOLIO

OBJECTIVE: Seeks long-term growth of capital.

INVESTMENT POLICY: The U.S. Equity Portfolio invests primarily in equity securities of U.S. companies. Under normal conditions, the Portfolio will invest at least 65% of its assets in equity securities, consisting of common stocks and preferred stocks, and securities convertible into common stocks, consisting of convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. companies.

INVESTOR PROFILE: For the investor seeking growth from a broadly diversified portfolio consisting of both "value" and "growth" equities, which the Portfolio's Sub-Adviser believes will have characteristics similar to the S&P 500 and the potential to outperform the S&P 500 on a total return basis. The investor should be comfortable with the price fluctuations of a stock portfolio.

SUB-ADVISER: GE Investment Management Incorporated


/diamond/VALUE EQUITY PORTFOLIO

OBJECTIVE: Seeks to achieve maximum, consistent total return with minimum risk to principal.

INVESTMENT POLICY: The Value Equity Portfolio invests primarily in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries and are undervalued at the time of purchase.

INVESTOR PROFILE: For the investor who seeks both capital preservation and long-term capital appreciation.

SUB-ADVISER: NWQ Investment Management Company, Inc.


/diamond/GLOBAL SECTOR PORTFOLIO

OBJECTIVE: Seeks growth of capital.

INVESTMENT POLICY: The Global Sector Portfolio follows an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors. The Portfolio will invest primarily in the following asset categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities and securities rated below investment grade; real estate investment trusts ("REITs"); equity securities of companies involved in the exploration, mining, processing, or dealing or investing in gold; gold bullion; and domestic money market instruments.

INVESTOR PROFILE: For the investor who seeks long-term capital appreciation and protection of buying power who, at the same time, can tolerate an increased exposure to risk. The Portfolio is geared towards investors willing to concentrate in industries and countries that offer an opportunity for greater capital appreciation and are willing to take the additional risks associated with sector investing and asset rotation.


SUB-ADVISER: Meridian Investment Management Corporation (Prior to March 1, 1997, INVESCO Global Asset Management Limited served as Co-Sub-Adviser to this Portfolio.)



/diamond/TACTICAL ASSET ALLOCATION PORTFOLIO

OBJECTIVE: Seeks preservation of capital and competitive investment returns.

INVESTMENT POLICY: The Tactical Asset Allocation Portfolio invests primarily in stocks, U.S. Treasury bonds, notes and bills, and money market funds.

INVESTOR PROFILE: For the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

SUB-ADVISER: Dean Investment Associates


/diamond/STRATEGIC TOTAL RETURN PORTFOLIO


OBJECTIVE: Seeks to provide current income, long-term growth of income and capital appreciation.

INVESTMENT POLICY: The Strategic Total Return Portfolio invests primarily in a blend of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, and fixed-income securities.

INVESTOR PROFILE: For the investor who wants current income with the prospect of income growth, plus the prospect of capital growth. The investor should be comfortable with the price fluctuations of a stock portfolio that invests in both equity and fixed income securities.


SUB-ADVISER: Luther King Capital Management Corporation

/diamond/GROWTH & INCOME PORTFOLIO


OBJECTIVE: Seeks total return by investing in securities that have defensive characteristics.


INVESTMENT POLICY: The Growth & Income Portfolio invests primarily in a diversified portfolio of equity and debt securities with an emphasis on sector investing.


INVESTOR PROFILE: For the investor who seeks high current income and moderate capital appreciation and is willing to accept certain special risks associated with sector investing.

SUB-ADVISER: Federated Investment Counseling


/diamond/BALANCED PORTFOLIO

OBJECTIVE: Seeks preservation of capital, reduced volatility, and superior long-term risk-adjusted returns.

INVESTMENT POLICY: The Balanced Portfolio invests primarily in common stock, convertible securities and fixed- income securities.

INVESTOR PROFILE: For the investor who wants capital growth and income from the same investment, but who also wants an investment which has the prospect of sustaining its interim principal value through maintaining a balance between equity and debt. The Portfolio is not designed for investors who desire a consistent level of income.

SUB-ADVISER: AEGON USA Investment Management, Inc.


/diamond/BOND PORTFOLIO

OBJECTIVE: Seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital by investing in debt securities issued by the U.S. Government and its agencies and in medium to high-quality corporate debt securities.

INVESTMENT POLICY: The Bond Portfolio invests at least 65% of assets in debt securities issued by the U.S. Government and its agencies and in medium to high-quality corporate debt securities.

INVESTOR PROFILE: For the investor seeking current income consistent with preservation of capital, and who can tolerate the fluctuation in the principal associated with changes in interest rates.

SUB-ADVISER: Janus Capital Corporation


/diamond/SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO

OBJECTIVE: Seeks as high a level of current income as is consistent with preservation of capital.

INVESTMENT POLICY: The Short-to-Intermediate Government Portfolio seeks to achieve its objective by investing primarily in U.S. Government securities. At least 65% of the Portfolio's total assets will be invested in U.S. Government securities, including repurchase agreements with respect to U.S. Government securities.

INVESTOR PROFILE: For the investor seeking current income consistent with preservation of capital, and who can tolerate the fluctuation in the principal associated with changes in interest rates.

SUB-ADVISER: AEGON USA Investment Management, Inc.


/diamond/MONEY MARKET PORTFOLIO

OBJECTIVE: Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

INVESTMENT POLICY: The Money Market Portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days by investing in U.S. dollar-denominated securities which have effective maturities of not more than 13 months and present minimal credit risks.

INVESTOR PROFILE: For the investor seeking current income, preservation of capital and maintenance of liquidity.

SUB-ADVISER: J.P. Morgan Investment Management Inc.


                            PERFORMANCE INFORMATION

The Fund may include quotations of a Portfolio's total return or yield in connection with the total return for the appropriate Separate Account, in advertisements, sales literature or reports to Policyholders or to prospective investors. Total return and yield quotations for a Portfolio reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield will not reflect charges or deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information which show total return and yield for the Separate Accounts, Policies or Annuity Contracts.


/diamond/TOTAL RETURN


Total return refers to the average annual percentage change in value of an investment in a Portfolio held for a stated period of time as of a stated ending date. When a Portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a Portfolio's investment advisory fees and direct Portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

The rates of return shown below depict the actual investment experience of each of the Portfolios for the periods shown. (The International Equity and U.S. Equity Portfolios had not commenced operations as of December 31, 1996, so performance information is not yet available for these Portfolios.) THE INFORMATION PROVIDED BELOW SHOWS THE HISTORICAL INVESTMENT EXPERIENCE OF EACH OF THE PORTFOLIOS. IT DOES NOT REPRESENT PROJECTED FUTURE INVESTMENT PERFORMANCE.

Also shown are comparable figures for the unmanaged S & P 500, and IBC's Taxable Money Funds, widely used measures of market performance.

                   AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                  FOR THE PERIODS ENDED ON DECEMBER 31, 1996



                                                                                         INCEPTION
FUND PORTFOLIO                   INCEPTION    10 YEARS      5 YEARS        1 YEAR          DATE
----------------------------     ---------    --------      -------        ------    -----------------
Aggressive Growth                   15.50%       N/A           N/A          10.45%       March 1, 1994
Emerging Growth                     20.04%       N/A           N/A          18.88%       March 1, 1993
International Equity                   N/A       N/A           N/A            N/A      January 1, 1997
Global                              20.82%       N/A           N/A          27.74%    December 3, 1992
Growth                              17.66%     17.98%        11.11%         17.96%     October 2, 1986
C.A.S.E. Growth                     23.22%       N/A           N/A          17.50%         May 1, 1995
U.S. Equity                            N/A       N/A           N/A            N/A      January 1, 1997
Value Equity                        13.19%       N/A           N/A            N/A          May 1, 1996
Global Sector                        6.08%       N/A           N/A            N/A          May 1, 1996
Tactical Asset Allocation           17.27%       N/A           N/A          14.42%     January 3, 1995
Strategic Total Return (1)          13.36%       N/A           N/A          15.00%       March 1, 1993
Growth & Income (2)                 10.69%       N/A           N/A          11.64%       March 1, 1994
Balanced                             8.19%       N/A           N/A          10.72%       March 1, 1994
Bond                                 7.63%      7.40%        6.77%           0.14%     October 2, 1986
Short-to-Intermediate
 Government                          5.18%       N/A           N/A           3.48%    December 3, 1992
Money Market                         4.98%      4.99%        3.86%           5.03%     October 2, 1986
Standard & Poor's Index
 of 500 Common Stocks               15.46%     15.28%       15.22%          22.96%
IBC's Taxable Money Funds            5.55%       N/A         4.03%           4.85%

--------------
(1) Prior to May 1, 1997, this Portfolio was known as Equity-Income Portfolio.
(2) Prior to May 1, 1997, this Portfolio was known as Utility Portfolio.



/diamond/YIELD

Yield quotations for the Bond Portfolio and the Short-to-Intermediate
Government Portfolio refer to the income generated by a hypothetical investment in a Portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

The Money Market Portfolio yield quotation refers to the income generated by a hypothetical investment in the

Money Market Portfolio over a specified seven-day period if that level of income were generated for 52 consecutive weeks and expressed as an annual percentage rate of return. The quotation of compound effective yield for the Money Market Portfolio refers to the same calculation adjusted to reflect the compounding effect of earnings on reinvested dividends.


/diamond/PERFORMANCE SHOWN IN ADVERTISING

The Portfolios may disclose in advertisements, sales literature and reports to Policyholders or to prospective investors, total returns for a Portfolio for periods in addition to those required to be presented. They may also disclose other nonstandardized data, such as cumulative total returns, actual year-by-year returns, or any combination thereof.


/diamond/PERFORMANCE RANKINGS AND COMPARISONS TO STANDARD INDEXES

Performance of the Portfolios may also be compared to: (1) indexes, such as the S&P 500, the Dow Jones Industrial Average or other widely recognized indexes;
(2) other mutual funds whose performance is reported by all or any of Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar"), or as reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE and FORTUNE, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds according to overall performance, investment objective, and assets. Unmanaged indexes, such as the S&P 500, may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expenses associated with operating and managing a fund. In connection with a ranking, a Portfolio will also provide information in sales literature, advertisements, and reports with respect to the ranking, including the particular category of fund to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of any fee waivers and/or expense reimbursements.


/diamond/SUB-ADVISER PERFOMANCE

A Portfolio may disclose in advertisements, supplemental sales literature, and reports to Policyholders or to prospective investors total returns of an EXISTING SEC-REGISTERED fund that is managed by the Portfolio's Sub-Adviser and that has investment objectives, policies, and strategies substantially similar to those of such Portfolio (a "Similar Sub-Adviser Fund"). A Portfolio may also disclose total returns representing a "composite" of the historical performance of INVESTMENT ACCOUNTS OTHER THAN MUTUAL FUNDS that are managed by the Portfolio's Sub-Adviser and that have investment objectives, policies, and strategies substantially similar to those of the Portfolio ("Similar Sub-Adviser Accounts"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS OR SIMILAR SUB-ADVISER ACCOUNTS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE DESIGNATED PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AS THE DESIGNATED PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS OR SIMILAR SUB-ADVISER ACCOUNTS WHOSE TOTAL RETURNS ARE SHOWN. For example, any Portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund or Similar Sub-Adviser Account, due to, among other things, certain inherent differences between a Portfolio and the Similar Sub-Adviser Fund or Similar Sub-Adviser Account.


SIMILAR SUB-ADVISER FUND PERFORMANCE

The table below sets forth certain Portfolios of the Fund and, for each Portfolio's respective Similar Sub-Adviser Fund, the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 1996. These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than its corresponding Portfolio of the Fund. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF ANY PORTFOLIOS.

                                          SIMILAR SUB-ADVISER FUND PERFORMANCE
                                          ------------------------------------        AVERAGE ANNUAL TOTAL RETURN
                                                                                           (WITH SALES LOADS)
                                                                                 --------------------------------------
                           SIMILAR                                                                             10 YEARS
                         SUB-ADVISER        INCEPTION          TOTAL                                           OR SINCE
PORTFOLIO                   FUND               DATE           ASSETS             1 YEAR         5 YEARS        INCEPTION
---------------     --------------------    ---------     -------------          --------      --------        ---------
Global Portfolio       Janus Worldwide       5/15/91      5,046,304,293          26.40(1)      17.45(1)        19.86(1)

Aggressive             The Alger Fund
Growth Portfolio    Capital Appreciation     11/1/93        156,027,971           9.79(2)        N/A(2)        28.50

Emerging                 Van Kampen
Growth Portfolio      American Capital       Class A
                       Emerging Growth       10/2/70          1,652,300          11.13(3)      15.21(3)        16.54(3)

--------------
(1) The Janus Worldwide Fund does not have a sales load.

(2) Total return reflects a deferred sales load of - 5.0% during the first year and 2.0% during the fifth year.

(3) Total returns are for Class A shares of the Van Kampen American Capital Emerging Growth Fund and reflect a deduction of a 5.75% front end sales load. The fund also has Class B and Class C shares with different sales loads. Calculating total return with those sales loads may have resulted in lower total returns.



                                  SIMILAR SUB-ADVISER FUND PERFORMANCE
                                  ------------------------------------
                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                              (WITHOUT SALES LOADS)
                                                                           -------------------------------
                           SIMILAR                                                               10 YEARS
                         SUB-ADVISER        INCEPTION        TOTAL                               OR SINCE
PORTFOLIO                   FUND               DATE         ASSETS         1 YEAR     5 YEARS    INCEPTION
----------------   ---------------------    ---------    --------------    ------     -------    ---------
Global Portfolio       Janus Worldwide       5/15/91      5,046,304,293     26.40     17.45        19.86

Aggressive             The Alger Fund
Growth Portfolio    Capital Appreciation     11/1/93        156,027,971     13.80       N/A        28.90

Emerging                 Van Kampen
Growth Portfolio      American Capital       Class A
                       Emerging Growth       10/2/70          1,652,300     17.91     16.58        17.23


SIMILAR SUB-ADVISER ACCOUNT PERFORMANCE

The following table sets forth, for each Portfolio for which composite Similar Sub-Adviser Account performance has been calculated, composite Similar Sub-Adviser Account information relating to the historical performance of Similar Sub-Adviser Accounts (NON-MUTUAL FUNDS) managed by the Sub-Adviser, since the date indicated.

The Similar Sub-Adviser Account composite performance information shown below was calculated in accordance with recommended standards of Association for Investment Management and Research ("AIMR*"), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Similar Sub-Adviser Accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Each Similar Sub-Adviser Account composite includes all actual similar investment accounts managed by the Sub-Adviser.

The Similar Sub-Adviser Accounts used to calculate the composite performance information shown below may not have been subject to the same types of expenses to which the Portfolios are subject nor to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Portfolios by the 1940 Act or the Internal Revenue Code. Consequently, the performance results for the composite performance data might have been adversely affected if the Similar Sub-Adviser Accounts included in the composite had been regulated as investment companies under the 1940 Act, or had been subject to the same Internal Revenue Code.

                                   SIMILAR SUB-ADVISER ACCOUNT
                                            PERFORMANCE
                                   ------------------------------
SUB-ADVISER                        1 YEAR    5 YEARS     10 YEARS
------------------------------     ------    -------     --------
Scottish Equitable
(Co-Sub-Adviser -
International Equity Portfolio)      9.50      13.03      13.03**

Dean Investment Associates
(Sub-Adviser - Tactical Asset
Allocation Portfolio)               17.68      10.65      13.56

NWQ Investment Management
Company, Inc. (Sub-Adviser -
Value Equity Portfolio)             23.40      14.70      15.40

GE Investment Management
Incorportated (Sub-Adviser -
U.S. Equity Portfolio)              23.34      15.19      15.86

GE Investment Management
Incorporated (Co-Sub-Adviser -
International Equity Portfolio)     14.82      12.10      10.33

--------------
 * AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to: (i) promote full and fair presentations by investment advisers of their performance results; and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.
** Similar Sub-Adviser Account performance has been calculated on the nine-year period beginning January 31, 1988.



THE INVESTMENT RESULTS OF THE SUB-ADVISERS' COMPOSITE SIMILAR SUB-ADVISER ACCOUNTS ARE UNAUDITED. THE PERFORMANCE OF THE COMPOSITE SIMILAR SUB-ADVISER ACCOUNTS DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE CORRESPONDING PORTFOLIOS, AND IT IS NOT INTENDED TO PREDICT OR SUGGEST THE RETURNS THAT MIGHT BE EXPERIENCED BY A PORTFOLIO OR A POLICYHOLDER IN THE FUTURE. INVESTORS SHOULD ALSO BE AWARE THAT THE USE OF A METHODOLOGY DIFFERENT FROM THAT USED ABOVE TO CALCULATE PERFORMANCE COULD RESULT IN DIFFERENT PERFORMANCE INFORMATION.

ALSO, NEITHER THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS NOR THE PERFORMANCE OF SIMILAR SUB-ADVISER ACCOUNTS REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES AND ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AND SIMILAR SUB-ADVISER ACCOUNTS AS "OTHER PORTFOLIOS.")

(See the SAI for more information about the Portfolios' performance.)


                            THE PORTFOLIOS IN DETAIL

     This section takes a closer look at each Portfolio's policies and techniques, and the securities in which the Portfolios invest. PLEASE CAREFULLY REVIEW THE "OTHER INVESTMENT POLICIES AND RESTRICTIONS" AND "PORTFOLIO SECURITIES AND RISK FACTORS" SECTIONS OF THIS PROSPECTUS FOR A DESCRIPTION OF EACH OF THE PORTFOLIO INVESTMENTS IDENTIFIED BELOW AND THE RISKS ASSOCIATED WITH THOSE INVESTMENTS. You should carefully consider your goals, time horizon and risk tolerance before choosing a Portfolio.


     Each Portfolio's investment objective and, unless otherwise noted, investment policies and techniques, may be changed by the Board of Directors of the Fund (the "Fund's Board") without Shareholder or Policyholder approval. A change in the investment objective or policies of a Portfolio may result in that Portfolio having an investment objective or policies different from that which a Policyholder deemed appropriate at the time of investment. You will be notified of any such change so that you may determine whether that Portfolio remains an appropriate investment for your Policy or Annuity Contract. More information about each Portfolio's investment techniques and restrictions is set forth in the Fund's SAI, which is available without charge upon request.

                       PORTFOLIO POLICIES AND TECHNIQUES


/diamond/AGGRESSIVE GROWTH PORTFOLIO


The Aggressive Growth Portfolio seeks to achieve its investment objective by investing in a diversified, actively managed portfolio of equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio may engage in leveraging and options and futures transactions, which are deemed to be speculative and which may increase fluctuations in the Portfolio's net asset value.

Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets in equity securities of companies of any size. The Portfolio will generally invest in companies whose securities are traded on domestic stock exchanges or in the OTC market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress (owing to factors such as management changes or development of new technology, products or markets), or may be companies providing products or services with a high unit volume growth rate.


To afford the Portfolio the flexibility to take advantage of new opportunities for investment in accordance with its investment objective, the Portfolio may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives. The Portfolio will only invest in convertible debt securities rated in one of the three highest rating categories by any nationally recognized statistical rating organizations ("NRSRO"). (See Appendix A, for further information on such ratings.)


The Portfolio may also borrow money for the purchase of additional securities (leverage). The Portfolio may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing. Funds that leverage through borrowing, which is a speculative technique, offer an opportunity for greater capital appreciation, but at the same time increase exposure to capital risk.

The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and it may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts.

The Portfolio may also invest in short sales; restricted and illiquid (up to 15% of net assets) securities (including those issued under Rule 144A); U.S. Government securities; foreign bank obligations; variable rate master demand notes; and repurchase agreements.

                                   /diamonds/


/diamond/EMERGING GROWTH PORTFOLIO

The Emerging Growth Portfolio seeks to achieve its investment objective by investing primarily in common stocks of small and medium-sized companies. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of small and medium-sized companies, both domestic and foreign, in the early stages of their life cycle, that the Sub-Adviser believes have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also involve certain special risks. Emerging growth companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

The Portfolio does not limit its investments to any single group or type of security. The Portfolio does not intend to invest more than 5% of its net assets in unseasoned companies or special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more than likely to experience unexpected fluctuations in price.

The Portfolio's primary approach is to seek what the Sub-Adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.

While the Portfolio invests primarily in common stocks, it may invest to a limited extent in other securities such as preferred stocks, convertible securities, warrants (up to 5% of assets), illiquid securities (up to 15% of its net assets), repurchase agreements, restricted securities (up to 5% of assets) and up to 20% of its total assets in securities of foreign issuers, including American Depositary Receipts ("ADRs").

The Portfolio expects to utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the Portfolio's investment portfolio and the Sub-Adviser's expectations concerning the securities markets.

In times of stable or rising stock prices, the Portfolio generally seeks to obtain maximum exposure to the stock market, I.E., to be "fully invested." Even when the Portfolio is fully invested, the Sub-Adviser believes that prudent management may require that at least a small portfolio of assets be available as cash to honor redemption requests and for other short term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the Portfolio can "equitize" the cash portion of its assets and obtain equivalent performance to investing 100% of its assets in equity securities.

Although the Portfolio's assets will be invested primarily in equity securities at most times, the Portfolio's assets may be invested up to 100% in U.S. Government securities, high-grade commercial paper, cash, high-quality money market instruments, corporate bonds and debentures, preferred stocks or certificates of deposit of commercial banks, when, in the opinion of the Sub-Adviser, a temporary defensive position is warranted, or so that the Portfolio may receive a return on its idle cash.

                                   /diamonds/


/diamond/INTERNATIONAL EQUITY PORTFOLIO


The International Equity Portfolio seeks to achieve its investment objective by investing primarily in the common stock of foreign issuers traded on overseas exchanges and in foreign OTC markets. While the Portfolio will primarily invest in common stock, the Portfolio may also invest in preferred stocks, convertible securities, warrants or rights, or fixed-income instruments when the Co-Sub-Advisers deem appropriate.

Division of daily cash inflows attributable to shares purchased by the Separate Accounts and periodic rebalancing of portfolio assets managed by each Co-Sub-Adviser will be made with the objective of keeping equal the total assets managed by each Co-Sub-Adviser. It is anticipated that each Co-Sub-Adviser may purchase securities for the Portfolio with its allocation of daily cash inflows which are different from the securities purchased by the other Co-Sub-Adviser with its respective allocation. In return, each Co-Sub-Adviser will receive compensation, paid monthly, equal to 50% of the investment management fees received by the Investment Adviser with respect to the amount of Portfolio assets managed by each Co-Sub-Adviser during such period, and, until at least April 30, 1998, less 50% of the amount of any excess expenses paid by the Investment Adviser on behalf of the Portfolio pursuant to an expense limitation (see "Management of the Fund - Investment Adviser," p. 41).


The Portfolio will seek to be invested in a minimum of 50 stocks of issuers from approximately 15-25 countries, based on (i) the country in which an issuer is organized; (ii) the country from which an issuer derives at least 50% of its revenues or profits; or (iii) the principal trading market for the issuer's securities. Under normal circumstances, the Portfolio will not be invested in issuers of fewer than twelve countries other than the U.S. at any time. (For this purpose, ADRs, European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") will be considered to be issued by the issuer of the securities underlying the receipt.) Typically, the Portfolio will be invested broadly, not only in the larger stock markets of the United Kingdom, Continental Europe, Japan and the Far East, but also, to a lesser extent, in the smaller stock markets of Asia, Europe and Latin America.

At any time, overseas economies may not be moving in the same direction and will be subject to substantially different fiscal and monetary policies. These provide situations the Portfolio will aim to exploit. The Portfolio will aim to add value through both active country allocation and stock selection in international equity markets.


In selecting investments on behalf of the Portfolio, GE Investment Management Incorporated ("GEIM") seeks companies that are expected to grow faster than relevant markets and whose securities are available at a price that does not fully reflect the potential growth of those companies. GEIM typically focuses on companies that possess one or more of a variety of characteristics, including strong earnings growth relative to price-to-earnings and price-to-cash earnings ratios, low price-to-book value, strong cash flow, presence in an industry experiencing strong growth and high quality management.


In selecting investments on behalf of the Portfolio, Scottish Equitable Investment Management Limited ("Scottish Equitable"), seeks initially to identify countries where economic growth conditions are favorable (through analysis of gross domestic product growth rates, inflation, interest rates and other economic factors), and where stock market valuations generally do not fully reflect growth potential. Scottish Equitable then seeks to identify within each of the individual markets, companies whose earnings are undervalued (that is, where future earnings potential is not reflected in the present share price). Scottish Equitable will utilize measures of value appropriate to local market conditions, which may include low price earnings ratios, low price to book value, low price to cash flow ratios, as well as considering such factors as industry position and management quality.

Under normal circumstances, the Portfolio will seek to invest as described above, and may for cash management purposes and to meet operating expenses, invest a portion of its total assets in cash and/or money market instruments as described under "Portfolio Securities and Risk Factors" p. 31, pending investment in accordance with its investment objective and policies. During periods when a Co-Sub-Adviser believes there are unstable market, economic, political or currency conditions abroad, the Portfolio may assume a temporary defensive posture and (i) restrict the securities markets in which its assets will be invested and/or invest all or a significant portion of its assets in securities of the types described above issued by companies incorporated in and/or having their principal activities in the United States, or (ii) without limitation, hold cash and/or invest in such money market instruments. To the extent that it holds cash or invests in money market instruments, the Portfolio may not achieve its investment objective of long-term growth of capital.


The Portfolio may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and related options, forward foreign currency contracts, and interest rate swaps, caps and floors for hedging purposes only and not for speculation, subject to certain limitations.

The Portfolio may invest in convertible securities; stock index futures contracts, including indexes on specific securities, as a hedge against changes in the market value of common stocks; interest rate future contracts as a hedge against changes in interest rates; and illiquid securities (up to 15% of net assets).

                                   /diamonds/

/diamond/GLOBAL PORTFOLIO

The Global Portfolio seeks to achieve its investment objective by investing in companies on a worldwide basis, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments will, therefore, be incidental to the Portfolio's objective.

The Portfolio's assets will normally be invested in securities of issuers from at least five different countries, including the United States. The Portfolio may, on a temporary basis, invest all of its assets in less than five, or even a single country. When recommending allocations of the Portfolio's investments among regions and countries, the Portfolio's Sub-Adviser considers various factors such as prospects for relative economic growth among countries, regions or geographic areas; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships.

Although it is the policy of the Portfolio to purchase and hold securities for long-term capital growth in a manner consistent with preservation of capital, changes in the Portfolio will generally be made when the Sub-Adviser believes they are advisable, typically either as a result of a security having reached a price objective or by reason of developments not foreseen at the time of the security's purchase.

Because the sale of a security ordinarily will be made without reference to the length of time the security has been held, a significant number of short-term transactions may result. The rate of portfolio turnover will not be a limiting factor when changes are deemed to be appropriate. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when a security has been held for an insufficient length of time. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs for the Portfolio. These are ultimately borne by the Policyholders.

The Sub-Adviser seeks to reduce the risks associated with these considerations through diversification and active professional management.

The Portfolio seeks to invest substantially all of its assets in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in equity securities. Common stock investments are selected from industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

Although the assets of the Portfolio are ordinarily invested in common stocks at most times, the Portfolio may increase its cash position (up to 100% of assets) when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in Government securities, corporate bonds and debentures, bank obligations, high-grade commercial paper, preferred stocks, certificates of deposits or other securities of U.S. issuers. These investments will be made when the Sub-Adviser perceives an opportunity for capital growth from such securities, or to enable the Portfolio to receive a competitive return on its uninvested cash.

The Portfolio's investments in debt securities will be made in securities of U.S. and foreign companies, the U.S. Government, foreign governments, and U.S. and foreign governmental agencies and instrumentalities and other government entities. The Portfolio may invest up to 15% of its net assets in illiquid securities.


The Portfolio may also invest in futures contracts, related options, repurchase and reverse repurchase agreements, forward foreign currency contracts and other derivative instruments, up to 5% in high-yield bonds, and when issued securities (up to 20% of its assets).


                                   /diamonds/


/diamond/GROWTH PORTFOLIO

The Growth Portfolio seeks to achieve its investment objective by investing substantially all of its assets in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities.

Common stock investments are selected in industries and companies which the Sub-Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser's analysis and selection process focuses on stocks issued by companies with earnings growth potential. In particular, the Portfolio intends to buy stocks with earnings growth potential that may not be recognized by the market. Securities are selected solely for their growth potential; investment income is not a consideration.


Although the Portfolio's assets will be invested primarily in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. In such case, the Portfolio may invest in Government securities, high-grade commercial paper, corporate bonds and debentures, warrants, preferred stocks or certificates of deposit of commercial banks or other debt securities.


The Portfolio may also invest in repurchase and reverse repurchase agreements, illiquid securities (up to 15% of its net assets), futures contracts, related options, forward foreign currency contracts, and other derivatives, and when-issued securities (up to 20% of its assets). The Portfolio may also invest up to 25% of its net assets in foreign securities (which may be purchased through ADRs, EDRs and GDRs, as well as directly) and up to 5% in high-yield bonds.

                                   /diamonds/


/diamond/C.A.S.E. GROWTH PORTFOLIO

The C.A.S.E. Growth Portfolio seeks to achieve its investment objective through investments in small to medium-sized companies. For these purposes, the Sub-Adviser considers "small cap" stocks to be stocks issued by companies with market capitalization of between $50 million and $500 million. The Sub-Adviser considers "mid-capitalization" stocks to be stocks issued by companies with market capitalization of between $350 million and $3 billion. (Companies with market capitalization from $350 million to $500 million may be classified by the Sub-Adviser as either small cap or medium cap, depending upon the Sub-Adviser's evaluation of the liquidity of trading in the company's stock.)

This Portfolio will generally invest in smaller, less well-established companies, with limited product lines and financial resources. The Portfolio seeks, however, to invest in such companies with above-market growth characteristics in several investment classifications including sales, earnings, returns and institutional support. Income derived is incidental to the Portfolio's investment objective.

The Portfolio seeks to invest substantially all if its assets in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected from industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

The Portfolio invests in common stocks traded on recognized securities exchanges and in the OTC market. The Portfolio generally intends to invest in medium-to small-sized companies which exhibit sustainable above-market characteristics in sales, earnings, rates of return, insider and institutional buying. The Sub-Adviser intends to be aggressive in its efforts to increase Policyholders' capital by investing primarily in companies which are likely to benefit from the comparatively strong conditional and fundamental circumstances uncovered by the Sub-Adviser's analysis.

The Portfolio will invest in securities of companies that appear to be under-valued from several vantage points and which, in the opinion of the Sub-Adviser, demonstrate the characteristics for significant future growth. As a result of these investment policies, the market price of many of the securities purchased by the Portfolio may fluctuate widely; and any income received by the Portfolio from these securities will be incidental. Investors should be aware that whenever the securities markets become volatile, secondary growth securities such as those in which the Portfolio will invest have historically become even more so. The Sub-Adviser, nonetheless, believes that small to middle capitalization securities in emerging markets often have sales and earnings growth rates which exceed more developed companies. Such growth rates may in turn be reflected in more rapid share price appreciation.

Although it is the policy of the Portfolio to purchase and hold securities for long-term capital growth, changes in the Portfolio will generally be made whenever the Sub-Adviser believes they are advisable. Because investment changes ordinarily will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. The rate of portfolio turnover will not be a limiting factor when changes are deemed to be appropriate. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when the security has been held for an insufficient length of time.


Although the assets of the Portfolio are ordinarily invested in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposit or other securities of U.S.issuers when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash.

The Portfolio's investments in debt securities will be made in securities of U.S. and foreign companies, the U.S. Government, foreign governments, and U.S. and foreign governmental agencies and instrumentalities and other governmental entities. The Portfolio does not presently intend to invest more than 5% of its assets in debt securities rated less than investment grade.


Subject to certain limitations, the Portfolio may engage in hedging strategies involving futures contracts and related options, forward currency contracts, and interest rate swaps, caps and floors.

The Portfolio may engage in hedging strategies to attempt to reduce the overall length of investment risk that normally would be expected to be associated with the Portfolio's securities, and to attempt to protect the Portfolio against market movements that might adversely affect the value of the Portfolio's securities or the price of securities that the Portfolio is considering purchasing. There can be no assurance, however, that the use of these instruments by the Portfolio will assist it in achieving its investment objective.


The Portfolio may invest in repurchase and reverse repurchase agreements, illiquid securities (up to 15% of its net assets), when-issued securities and "special situations." (The Portfolio does not intend to invest more than 20% of its assets in when-issued securities.)


The Portfolio may invest up to 25% of its net assets in the securities of foreign issuers and obligors. Investments may be made in both domestic and foreign companies. If appropriate and available, the Sub-Adviser may purchase foreign securities through ADRs, EDRs, GDRs and other types of receipts of shares evidencing ownership of the underlying foreign securities.


                                   /diamonds/



/diamond/U.S. EQUITY PORTFOLIO

The U.S. Equity Portfolio seeks to achieve its investment objective through investment primarily in equity securities of U.S. companies. In pursuing its objective, the Portfolio, under normal conditions, invests at least 65% of its assets in equity securities, including common stocks and preferred stocks, and securities convertible into common stocks, including convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. companies. In managing the assets of the Portfolio, the Sub-Adviser uses a combination of "value-oriented" and "growth-oriented" investing. Value-oriented investing involves seeking securities that may have low price-to-earnings ratios, or high yields, or that sell for less than intrinsic value as determined by the Sub-Adviser, or that appear attractive on a dividend discount model. These securities generally are sold from the Portfolio's portfolio when their prices approach targeted levels. Growth-oriented investing generally involves buying securities with above average earnings growth rates at reasonable prices. The Portfolio holds these securities until the Sub-Adviser determines that their growth prospects diminish or that they have become overvalued when compared with alternative investments.

In investing on behalf of the Portfolio, the Sub-Adviser seeks to produce a portfolio that it believes will have similar characteristics to the S&P 500, by virtue of blending investments in both "value" and "growth" securities. Since the Portfolio's strategy seeks to combine the basic elements of companies comprising the S&P 500, but is designed to select investments deemed to be the most attractive within each category, the Sub-Adviser believes that the strategy should be capable of outperforming the U.S. equity market as reflected by the S&P 500 on a total return basis.

The equity securities issued by U.S. companies in which the Portfolio invests typically are traded on U.S. securities exchanges; those U.S. equity securities held by the Portfolio that are not exchange-traded are non-publicly traded or traded in the U.S. OTC market. Up to 15% of the Portfolio's assets may be invested in foreign securities.

The Portfolio also may invest in certain equity-indexed securities and securities of foreign issuers in the form of depositary receipts.

The Portfolio may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when the Sub-Adviser determines that investing in these kinds of debt securities is consistent with the Portfolio's investment objective of long-term growth of capital. The Sub-Adviser believes that such a determination could be made, for example, upon the Portfolio's investing in the debt securities of a company whose securities the Sub-Adviser anticipates will increase in value as a result of a development particularly or uniquely applicable to the company, such as a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. In addition, the Sub-Adviser believes such a determination could be made with respect to an investment by the Portfolio in debt instruments issued by a governmental entity upon the Sub-Adviser's concluding that the value of the instruments will increase as a result of improvements or changes in public finances, monetary policies, external accounts, financial markets, exchange rate policies or labor conditions of the country in which the governmental entity is located.


During normal market conditions, a portion of the Portfolio's total assets may be held in cash and/or invested in money market instruments of the types described on p. 31 under "Portfolio Securities and Risk Factors" for cash management purposes, pending investment in accordance with the Portfolio's investment objective and policies, and to meet operating expenses. During periods in which the Sub-Adviser believes that investment opportunities in the U.S. equity markets are diminished (due to either fundamental changes in those markets or an anticipated general decline in the value of U.S. equity securities), the Portfolio may, for temporary defensive purposes, hold cash and/or invest in the same types of money market instruments without limitation. Included among the money market instruments in which the Portfolio may invest are repurchase agreements. To the extent that it holds cash or invests in money market instruments, the Portfolio may not achieve its investment objective of long-term growth of capital.


The Portfolio's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Portfolio's assets may be invested in securities rated lower than investment grade. A security is considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Standard & Poors Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or has received an equivalent rating from an NRSRO or, if unrated, is deemed by the Sub-Adviser to be of comparable quality. (See Appendix A for a description of debt securities ratings.)

The Portfolio, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, illiquid securities, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act (each, a "Rule 144A Security" and collectively, "Rule 144A Securities"). In addition, the Portfolio may engage in the following types of investment techniques and strategies: purchasing put and call options on securities; writing put and call options on securities; purchasing put and call options on securities indexes; entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market; engaging in forward currency transactions; purchasing and writing put and call options on foreign currencies; entering into securities transactions on a when-issued or delayed-delivery basis; and lending portfolio securities.


                                   /diamonds/


/diamond/VALUE EQUITY PORTFOLIO

The Value Equity Portfolio seeks to achieve its investment objective by investing its assets in common stocks with above-average statistical value which the Sub-Adviser believes are in fundamentally attractive industries and are undervalued at the time of purchase. The Sub-Adviser will seek to identify stocks of above-average statistical value by using statistical measures to screen for below-average price-to earnings and price-to-book value ratios, above-average dividend yields and strong financial stability.


The Sub-Adviser will begin the process of evaluating potential common stock and equity-related securities investments by screening a universe of 1,100 companies, primarily of medium to large capitalization. For these purposes, the Sub-Adviser considers medium capitalization stocks to be stocks issued by companies with market capitalization of between $500 million and $3 billion, and large capitalization stocks to be those stocks issued by companies with market capitalization in excess of $3 billion. Investments in companies with market capitalization under $500 million will be limited to 10% of the Portfolio's total assets.


The process used by the Sub-Adviser to identify promising, under-valued companies within this universe of companies may be different from those of other value-oriented investment managers in the following ways: the use of earnings averaged over both strong and weak periods to value cyclical companies; a focus on quality of earnings; investment in relative value; and concentration in industries/sectors having strong long-term fundamentals.

As a part of multi-disciplined approach to capturing value, the Sub-Adviser first seeks to identify market sectors early in their cycle of fundamental improvement, investor recognition and market exploitation. Industry fundamentals used in this decision making process are business trend analysis (to analyze industry and company fundamentals for the impact of changing worldwide product demand/supply), direction of inflation and interest rates, and expansion/contraction of business cycles. The Sub-Adviser utilizes in-house capabilities, in addition to independent resources, for economic, industry and securities research.

Following this initial phase, approximately 200 companies that the Sub-Adviser believes have above-average statistical value and are in a sector identified as having positive fundamentals on a long-term basis will be actively followed. Company visits and interviews with management augment fundamental research in seeking to identify the potential value in these investments. The Portfolio will seek to be concentrated in those industries with positive fundamentals and likewise will seek to minimize risk by avoiding industries with deteriorating long-term fundamentals.

The Sub-Adviser anticipates that the majority of the investments in the Portfolio will be in U.S.-based companies. However, from time to time, securities of foreign based companies may be purchased, in accordance with the selection process outlined above. The Portfolio presently intends to limit its investment in foreign securities and ADRs to up to 25% of its total assets.

In seeking to meet its investment objective, the Portfolio may invest in any type of security whose investment characteristics are consistent with the Portfolio's investment policies and techniques. Some of the other securities the Portfolio may invest in are repurchase agreements (up to 25% of its total assets); certificates of deposit and certain bankers' acceptance and other securities; when-issued, delayed settlement or forward delivery securities; short-term investments; illiquid securities (up to 15% of its net assets) and Rule 144A securities; and non-investment grade convertible bonds and preferred stock (up to 10% of its assets).


                                   /diamonds/



/diamond/GLOBAL SECTOR PORTFOLIO

The Global Sector Portfolio seeks to achieve its investment objective by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors. The Portfolio will invest in the following asset categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities and securities rated below investment grade; exchange-traded or OTC REITs; equity securities of companies involved in the exploration, mining, processing, or dealing or investing in gold ("gold stocks"); gold bullion; and domestic money market instruments. The Sub-Adviser determines the allocation of the Portfolio's assets among the asset categories described above, based on proprietary quantitative research.

The Portfolio is not required to maintain a portion of its assets in each of the permitted asset categories. The Portfolio, however, under normal circumstances, will maintain a minimum of 20% of its total assets in equity securities and 10% in debt securities. The Portfolio may, however, invest up to 100% of its total assets in equity securities and up to 70% in debt securities. For temporary defensive purposes, during times of unusual market conditions, the Portfolio may invest 100% of its assets in short-term securities. (See the SAI for a detailed description of these instruments.)

The Portfolio will not invest more than 20% of its total assets in gold stocks.

The Portfolio will not invest more than 25% of its total assets in the securities of any single country, other than the U.S. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in securities of issuers domiciled in at least three countries, one of which may be the U.S., although the Sub-Adviser expects the Portfolio's investments to be allocated among a larger number of countries. The percentage of the Portfolio's assets invested in securities of U.S. issuers normally will be higher than that invested in securities of issuers domiciled in any other single country. However, it is possible that at times the Portfolio may have 65% or more (but not more than 80%) of its total assets invested in foreign securities.

Market sectors within the asset categories include the industry, country or bond markets available for investment.


The Portfolio's investment in stocks, bonds and cash securities may vary from time to time, depending upon the Sub-Adviser's assessment of business, economic and market conditions. If the Sub-Adviser's assessment determines these conditions to be abnormal, the Portfolio may depart from its basic investment objective and assume a temporary defensive position, with up to 100% of its assets invested in U.S. Government and agency securities, investment grade corporate bonds or cash securities such as domestic certificates of deposit and bankers' acceptances, repurchase agreements and commercial paper. (See the SAI for a description of these securities.)


The Portfolio reserves the right to hold equity, debt and cash securities, in whatever proportion is deemed desirable, at any time for defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited; however, the ability to maintain a defensive position enables the Portfolio to seek to avoid capital losses during market downturns. Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in cash securities.

In selecting equity securities (common stocks and, to a lesser degree, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities) in which the Portfolio invests, the Sub-Adviser attempts to identify companies that have demonstrated or, in the Sub-Adviser's opinion, are likely to demonstrate in the future, strong earnings growth relative to other companies in the same industry or country. The dividend payment records of companies are also considered. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the OTC market.

Most of the debt securities (corporate bonds, commercial paper, debt securities issued by the U.S. Government, its agencies and instrumentalities, or foreign governments, asset-backed securities and zero coupon bonds) in which the Portfolio may invest must be rated in the four highest grades as determined by Moody's or S&P. However, the Portfolio may also invest up to 15% of its total assets in debt securities rated below these four levels (commonly referred to as "junk bonds"). In no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by S&P. (See Appendix A for a description of debt securities ratings.)


In order to hedge its portfolio, the Portfolio may purchase and write options on securities (including index options and options on foreign securities), and may invest in futures contracts for the purchase or sale of debt securities and instruments based on financial indexes (collectively, "futures contracts"), options on futures contracts and interest rate swaps and swap-related products. As a hedge against fluctuations in foreign exchange rates, pending the settlement of transactions in foreign securities or during the time the Portfolio holds foreign securities, the Portfolio may enter into forward foreign currency contracts.

Investments made by the Portfolio in short-term securities may include repurchase agreements. The Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio.


/diamond/TACTICAL ASSET ALLOCATION PORTFOLIO

The Tactical Asset Allocation Portfolio seeks to achieve its investment objective by investing primarily in stocks, U.S. Treasury bonds, notes and bills, and money market funds. The Portfolio will seek to achieve income yield in excess of the dividend income yield of the S&P 500. The Portfolio seeks to invest its assets primarily in income producing common or preferred stock, while the remainder of the Portfolio will ordinarily be invested in debt obligations, typically some of which will be convertible into common stock.

The principles by which the Sub-Adviser makes its stock selection are based on value investing - combining safety of principal with above average returns. A company is attractive if it is reasonably priced and the Sub-Adviser believes it will perform better than the current expectations for earning/cash flow over the next several years.

The Sub-Adviser's focus is on primarily high quality, liquid, large capitalization stocks. The selection process starts with a "bottom-up" screening of the market to identify stocks that are statistically undervalued, based on financial characteristics such as Price to Cash Flow, Price to Sales, Price to Earnings, Dividend Yield, and Return on Equity relative to the stock's historical norms.

The Sub-Adviser believes that investors' expectations and the company's operating performance ultimately determine which statistically "undervalued" stocks make good investments. Finally, undervalued stocks, by definition, are out of favor with most investors. Therefore, the analysis of the Sub-Adviser includes a thorough fundamental and technical evaluation of stocks to determine their likely prospects for positive investment performance. The Sub-Adviser's goal is to choose stocks which the market has undervalued based on "overreaction" to perceived risks.

A stock's fundamentals dominate the selection process. However, technical analysis is used to improve the timeliness of the Sub-Adviser's trading decisions.

The Sub-Adviser utilizes a series of linear statistical models that attempt to forecast total stock market returns for both short (12 to 18 months) and long (36 to 60 months) run time periods. These time series models assist the Sub-Adviser in comparing the risks and rewards of holding stocks versus treasury notes and money market funds, and assist the Sub-Adviser in determining when to "tactically" adjust the asset allocation through a gradual shifting of assets among stocks, U.S. Treasury bonds and notes, and money market funds. A combination of fundamental, technical, subjective and monetary variables are used in the forecasting models.

The Portfolio may invest up to 25% of its total assets in equity securities of foreign issuers. It is anticipated that most of the Portfolio's investments in securities of foreign issuers will be ADRs. The Portfolio may also invest in American Depositary Shares ("ADSs").

The Portfolio may also invest in U.S. Government securities, corporate bonds and debentures, high-grade commercial paper (rated Prime-1 by Moody's or A-1 by S&P), preferred stocks, certificates of deposit or other securities of U.S. issuers when the Sub-Adviser perceives attractive opportunities from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash. The Portfolio may only invest in debt securities of U.S. issuers. Corporate debt securities in which the Portfolio may invest will have a rating within the four highest grades as determined by Moody's or S&P. In the event that ratings decline after the Portfolio's investment in securities, the Sub-Adviser will consider all such factors as it deems relevant to the advisability of retaining such securities. (See Appendix A for a description of debt securities ratings.)

The Portfolio may invest up to 10% of its total assets in money market funds, within limits imposed by the 1940 Act upon investment by the Portfolio in other investment companies. If the forecasting models predict a decline in the stock market, the Sub-Adviser will reduce equity exposure which will increase the Portfolio's cash position, including investment in money market funds.

The Portfolio may also invest in zero coupon bonds, "strips" and convertible securities.


                                   /diamonds/



/diamond/STRATEGIC TOTAL RETURN PORTFOLIO


The Strategic Total Return Portfolio (prior to May 1, 1997, the Equity-Income Portfolio) seeks to achieve its investment objective by investing primarily in a blend of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, and fixed-income securities. The Portfolio will primarily invest in equity and debt securities of companies with established operating histories and strong fundamental characteristics. The Portfolio seeks to achieve an income yield in excess of the dividend income yield of the S&P 500 primarily by utilizing both equity and fixed-income securities. It is anticipated that approximately 25% of the Portfolio's assets will be invested in fixed-income securities, some of which may be convertible into common stocks.


In selecting equity and fixed-income securities for the Portfolio, the Sub-Adviser typically seeks companies which exhibit strong fundamental characteristics and considers fundamental factors such as cash flow generation, earnings and dividend growth record and outlook, balance sheet quality, and profitability levels. However, the Sub-Adviser may select securities based on factors other than those described above.

For example, some securities may be purchased at an apparent discount to their appropriate value, anticipating that they will increase to that value over time. The Sub-Adviser's objective in investing in such undervalued companies is to purchase shares of these companies at a discount to net asset value and have the investment accrue to that value over time. The Portfolio does not presently intend to invest more than 20% of its total assets in equity securities which do not pay a dividend. It is anticipated that a majority of the equity securities in which the Portfolio invests will be listed on a national securities exchange or traded on NASDAQ or in the U.S. OTCs.

The Portfolio may increase its cash position when the Sub-Adviser determines that investment opportunities with desirable risk/reward characteristics are unavailable.

The Portfolio may invest up to 10% of its total assets in foreign securities not publicly traded in the United States. In addition, the Portfolio may invest in ADRs.

The Portfolio may also invest in U.S. and foreign government securities, corporate bonds and debentures, high-grade commercial paper (rated Prime-1 by Moody's or A-1 by S&P), preferred stocks, certificates of deposit or other securities of U.S. issuers when the Sub-Adviser perceives attractive opportunities from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash. The Portfolio may invest in debt securities of U.S. and foreign issuers. The Portfolio may invest up to 15% of its net assets in illiquid securities.

Corporate debt securities in which the Portfolio invests will generally have a rating within the four highest grades as determined by Moody's or S&P. (See Appendix A for a description of debt securities ratings.)

                                   /diamonds/


/diamond/GROWTH & INCOME PORTFOLIO


The Growth & Income Portfolio (prior to May 1, 1997, the Utility Portfolio) seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity and debt securities with an emphasis on sector investing. Industry sectors in which the Portfolio may invest include, but are not limited to, utilities, financial services, real estate investment trusts, health care, natural resources and energy sectors. Except for utilities, the Portfolio will not concentrate its investments in any single industry.


The Portfolio's investment approach is based on the conviction that over the long-term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of such companies. Sectors which have had historical emphasis in defensive characteristics are selected for investment.


The Portfolio's stock selection emphasizes those common stocks in each sector that have good value, attractive yield or dividend growth potential. The common stocks are selected by the Portfolio's Sub-Adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. However, other factors, such as product position, market share, or profitability will also be considered by the Sub-Adviser. While the Portfolio invests primarily in common stocks, it may invest in other securities such as convertible securities, preferred stocks, U.S. Government securities, money market instruments, corporate bonds, notes and warrants.

The Portfolio may invest in the securities of foreign issuers which are freely traded on U.S. securities exchanges or in the OTC market in the form of ADRs, as well as securities of foreign issuers that trade on foreign stock exchanges. The Portfolio will limit its investment in foreign securities not publicly traded on recognized exchanges to 15% of its total assets.

Restricted securities are any securities in which the Portfolio may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. To the extent restricted securities are deemed to be illiquid, the Portfolio will limit their purchase, including non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities determined by the Fund's Board not be be liquid, up to 15% of its net assets.

The Portfolio may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act.

The Portfolio may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period.

The Portfolio may invest temporarily in cash, cash items, and short-term instruments, including notes and commercial paper, for liquidity and during times of unusual market conditions for defensive purposes (up to 100% of its assets).

The Portfolio may purchase securities on a when-issued or delayed delivery basis. The Portfolio will limit purchases of securities on a when-issued or delayed delivery basis to no more than 10% of the value of its total assets.


The Portfolio may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Portfolio holds against decreases in value. The Portfolio will only purchase puts which are traded on a recognized exchange.

The Portfolio may also write call options on all or any portion of its portfolio to generate income for the Portfolio. The Portfolio will write call options on securities either held in its portfolio or for which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Portfolio writes must be listed on a recognized options exchange. Although the Portfolio reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by the Fund's Board.

The Portfolio may purchase and sell financial futures contracts to hedge all or a portion of its portfolio of long-term debt securities against changes in interest rates.

The Portfolio may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. The Portfolio may not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

                                   /diamonds/


/diamond/BALANCED PORTFOLIO

The Balanced Portfolio seeks to achieve its investment objective by investing primarily in common stock, convertible securities and fixed-income securities. The Portfolio may also invest in preferred stocks and interests in REITs. A minimum of 25% of the Portfolio's assets will always be invested in non-convertible fixed-income securities.

In seeking current income and growth opportunities, the Portfolio will primarily select companies with established operating histories and potential for dividend growth. The Portfolio will seek to achieve income yield in excess of the dividend income yield of the S&P 500.

The Portfolio does not presently intend to invest more than 20% of its total assets in equity securities which do not pay a dividend. It is anticipated that almost all of the equity securities in which the Portfolio invests will be listed on a national securities exchange or on NASDAQ or will be traded in the U.S. OTC markets.

The Portfolio seeks to invest its assets primarily in income-producing common or preferred stock when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities.

In selecting equity securities and securities convertible into equity securities for the Portfolio, the Sub-Adviser typically seeks companies which exhibit strong fundamental characteristics such as balance sheet quality, cash flow generation, earnings and dividend growth record and outlook, and profitability levels. The Sub-Adviser presently intends to consider these and other fundamental characteristics in determining attractive investment opportunities. However, the Sub-Adviser may select securities based on factors other than those described above.

The remainder of the Portfolio will ordinarily be invested in debt obligations, typically some of which will be convertible into common stock. However, the Portfolio may increase its cash position when the Sub-Adviser determines that investment opportunities with desirable risk/ reward characteristics are unavailable.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. It is anticipated that most of the Portfolio's investments in securities of foreign issuers will be ADRs.

The Portfolio may invest in Government securities, corporate bonds and debentures, high-grade commercial paper (rated Prime-1 by Moody's or A-1 by S&P), preferred stocks, certificates of deposit or other securities of U.S. issuers when the Sub-Adviser perceives attractive opportunities from such securities, or to enable the Portfolio to receive a competitive return on its uninvested cash. The Portfolio may invest in debt securities of U.S. and foreign issuers.

Corporate debt securities in which the Portfolio invests will generally have a rating within the four highest grades as determined by Moody's or S&P. The Portfolio will not invest in rated securities that, at the time of investment, are rated below "B" by Moody's or "B" by S&P ("b" in the case of Moody's preferred stock ratings). If the securities are unrated, the Portfolio will not invest if they are judged by the Sub-Adviser not to possess investment qualities at least equivalent to a "B" or "b" rating. (See Appendix A for a description of debt securities ratings.)

In the event that ratings decline after the Portfolio's investment in such securities, the Sub-Adviser will consider all factors as it deems relevant to the advisability of retaining such securities.

The Portfolio may also invest in zero coupon bonds, "strips", illiquid securities (up to 15% of its net assets) and convertible securities.

                                   /diamonds/


/diamond/BOND PORTFOLIO

The Bond Portfolio seeks to achieve its investment objective by investing at least 65%, and usually a higher percentage, of its assets in debt securities issued by the U.S. Government and its agencies and instrumentalities and in other medium to high-quality debt securities.

Generally, the Portfolio will invest in debt securities that have a rating within the three highest grades as determined by Moody's or S&P. The Portfolio may, however, invest in debt securities within the fourth highest grade as determined by Moody's or S&P, if the Sub-Adviser determines such investments meet the Portfolio's investment objective. (See Appendix A for a description of debt securities ratings.)

An increase in interest rates tends to reduce the market value of fixed income investments, and a decline in interest rates tends to increase their value. The Portfolio's performance is, accordingly, quite sensitive to market interest rate fluctuations. To take advantage of differences in securities prices and yields, or fluctuations in interest rates, consistent with its investment objective, the Portfolio may trade for short-term profits.

The Portfolio may invest in repurchase and reverse repurchase agreements, illiquid securities (up to 15% of its net assets) when-issued securities (up to 20% of its assets), futures contracts, related options and other derivatives, zero coupon bonds, up to 5% in high-yield bonds, "strips", pay-in-kind and step coupon securities and, up to 25% of its net assets in foreign securities. If appropriate and available, the Sub-Adviser may purchase foreign securities through ADRs, EDRs and GDRs, and other types of receipts or shares evidencing ownership of the underlying foreign securities. The Portfolio does not intend to invest more than 10% of its assets in zero coupon bonds or "strips".

                                   /diamonds/


/diamond/SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO


The Short-to-Intermediate Government Portfolio seeks to achieve its investment objective by investing primarily in U.S. Government securities and certain other securities as described below. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in U.S. Government securities, including repurchase agreements with respect to U.S. Government securities. The Portfolio will not enter into a repurchase agreement or reverse repurchase agreement which would cause more than 15% of its net assets to be subject to repurchase or reverse repurchase agreements not terminable within seven days, together with other illiquid investments. The Portfolio itself, and its share price and yield, are not guaranteed by the U.S. Government.

The Portfolio seeks to manage share price stability by investing in obligations with short or intermediate maturities that are not as sensitive to interest rate changes as obligations with longer maturities. In selecting securities for the Portfolio, the Portfolio's Sub-Adviser attempts to maintain the Portfolio's overall sensitivity to interest rates in a range similar to the average for short-term to intermediate-term Government bonds with an aggregate average dollar-weighted remaining maturity of one to seven years. The Portfolio's dollar-weighted average maturity may be longer than seven years from time to time, but will not exceed ten years under normal operating conditions. The Portfolio may hold individual securities with maturities of more than ten years as long as its average maturity remains within this range.

The Portfolio may also invest in debt securities of all types, E.G., bonds, debentures, notes, equipment lease and trust certificates (debt securities secured by direct or indirect interest in specified equipment or equipment leases), mortgage-backed securities, asset-backed securities (rated at least "A" by S&P or Moody's), taxable municipal bonds, bond warrants, obligations issued or guaranteed by supranational issuers or collateralized mortgage obligations ("CMOs") assembled for sale to investors by governmental agencies ("mortgage securities"). The Portfolio may also invest in commercial paper (rated Prime-1 by Moody's or A-1 by S&P).

Corporate debt securities in which the Portfolio invests will generally have a rating within the three highest grades as determined by Moody's or S&P. The Portfolio may, however, invest in debt securities within the fourth highest grade as determined by Moody's or S&P, if the Sub-Adviser determines the debt securities' ratings are supported by an internal credit review that the Sub-Adviser will conduct in each such instance. (See Appendix A for a description of debt securities ratings.)

The Portfolio may invest a portion of its assets in very short-term instruments with remaining maturities of one year or less, including U.S. Treasury bills and repurchase agreements. When it is believed that market conditions warrant a temporary defensive position, the Portfolio may invest up to 100% of its assets in these instruments.

The Portfolio may invest up to 15% of its net assets in illiquid securities. The Portfolio may also invest up to 10% of its total assets in foreign securities.

                                   /diamonds/


/diamond/MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved.

The Portfolio seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days through investment in U.S. dollar-denominated securities which have effective maturities of not more than 13 months and which, in accordance with guidelines adopted by the Fund's Board, are determined to present minimal credit risks. (See the SAI for a more detailed description of these instruments.) Such instruments may include:

      1. Obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include U.S. Treasury securities, obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment. Some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association.

      2. Domestic and certain foreign bank obligations including time deposits, certificates of deposit, bankers' acceptances and other bank obligations. The Portfolio may invest in high quality U.S. dollar-denominated obligations of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under U.S. Federal or state law, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros), and (iii) U.S. branches or subsidiaries of foreign banks of equivalent size (Yankees). The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (E.G., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

      3.  Asset-backed securities.

      4. Commercial paper, including variable amount master demand notes and corporate bonds issued by U.S. corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

      5.  Repurchase and reverse repurchase agreements.

The Portfolio will limit its investment to securities that present minimum credit risks, as determined by guidelines adopted by the Fund's Board. In addition, the Portfolio will limit its investment in the securities of any one issuer to 5% of its total assets, measured at the time of purchase. (U.S. Government securities and securities that benefit from certain types of credit enhancement arrangements are not included in this limitation.) The Portfolio may invest up to 25% of its total assets in securities of a single issuer if the securities will not be held for more than three business days.

Also, the Portfolio will not purchase any security (other than a U.S. Government security) unless (i) it (or a comparable security of the same issuer) is rated with the highest rating assigned to short-term debt securities by at least two NRSROs, such as Moody's and S&P, or (ii) it (or a comparable security of the same issuer) is rated by only one NRSRO, and is rated by that NRSRO with the highest such rating, or (iii) it is not rated and is determined to be of comparable quality as determined by the Fund's Board. The Fund's Board must approve or ratify the acquisition of any unrated security or a security rated by only one NRSRO.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines below the quality required for purchase, the Portfolio shall dispose of the investment in accordance with procedures adopted by the Fund's Board, except in certain circumstances where there is a finding by the

Fund's Board that disposing of the investment would not be in the Portfolio's best interest. (For a description of the NRSRO ratings, see Appendix A.)


The Portfolio may also invest in securities of a when-issued or delayed delivery basis and in certain privately-placed securities and repurchase and reverse repurchase agreements. The Portfolio may invest up to 10% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The Portfolio may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the money market funds in which it invests, in addition to the Portfolio's own investment advisory fee and expenses paid.

The Portfolio operates under a rule of the SEC that permits it, subject to certain conditions, to use the amortized cost method of valuing its shares. (See the SAI for a description of these conditions.)

                                   /diamonds/

                   OTHER INVESTMENT POLICIES AND RESTRICTION

The Portfolios are subject to certain other investment policies and restrictions which are described in the SAI for the Portfolios. Unless otherwise noted, the investment policies, techniques, and percentage restrictions described below are non-fundamental and may be changed by the Fund's Board without Policyholder approval.

Unless otherwise stated, each of the following policies applies to all of the Portfolios. In addition, unless otherwise stated below, the percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security.


/diamond/CASH POSITION

A Portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases.


/diamond/DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified.

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.

All of the Portfolios qualify as diversified funds under the 1940 Act. The Portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):


/diamond/As a fundamental policy, with respect to 75% of the total assets of a Portfolio, the Portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. Government securities) as defined in the 1940 Act and, with respect to some Portfolios, in other types of cash items.


/diamond/As a fundamental policy, with respect to 75% of the total assets of a Portfolio, the Portfolio will not purchase a security of any issuer if such purchase would cause the Portfolio's holdings of that issuer to amount to more than 5% of the Portfolio's total assets.


/diamond/As a fundamental policy governing concentration, no Portfolio (except the Growth & Income Portfolio) will invest more than 25% of its assets in any one particular industry, other than U.S. Government securities. Under normal market conditions, the Growth & Income Portfolio will invest at least 25% of its assets in utilities.



/diamond/PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. (See "Financial Highlights" for each Portfolio on pages 1-8 for more information on historical turnover rates.)

Changes in security holdings are made by a Portfolio's Sub-Adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A Sub-Adviser may engage in a significant number of short-term transactions if such investing serves a Portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate.

Increased turnover results in higher brokerage costs or mark-up charges for a Portfolio; these charges are ultimately borne by the Policyholders. For further discussion of portfolio turnover, see the SAI.


/diamond/BORROWING


Each Portfolio may borrow money from banks for temporary or emergency purposes. The amount borrowed shall not exceed 331/3% of total assets for the Global Sector, the International Equity, the U.S. Equity and the Aggressive Growth Portfolios; 10% of total assets for the Value Equity Portfolio; and 25% of total assets for all other Portfolios. (The Growth & Income Portfolio does not presently intend to borrow.)


To secure borrowings, a Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets (10% for the Value Equity Portfolio). (See the SAI for any exceptions to this limitation.)

The Portfolios with a common Sub-Adviser may also borrow (or lend) money to other funds that permit such transactions and are also advised by that Sub-Adviser, provided each Portfolio seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

The Aggressive Growth Portfolio may borrow for investment purposes - this is called "leveraging." The Portfolio may borrow only from banks, not from other investment companies. There are risks associated with leveraging:

/diamond/If a Portfolio's asset coverage drops below 300% of borrowings, the Portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

/diamond/Leveraging may exaggerate the effect on net asset value of any increase or decease in the market value of a Portfolio's securities.

/diamond/Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

/diamond/A Portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.


State laws and regulations may impose additional limitations on borrowings. See the SAI for further information on borrowing.


/diamond/LENDING


Each Portfolio may lend securities to broker-dealers and financial institutions to realize additional income. As a fundamental policy, the Growth & Income and Global Sector Portfolios will not lend securities or other assets, if as a result, more than 331/3% of total assets would be lent to other parties; the International Equity Portfolio, the U.S. Equity Portfolio and the Short-to-Intermediate Government Portfolio may lend up to 30% of total assets; and all other Portfolios (except the Aggressive Growth Portfolio) may lend up to 25% of total assets.


The Aggressive Growth Portfolio may not make loans to others, except through buying qualified debt obligations, lending portfolio securities or entering into repurchase agreements. The Aggressive Growth Portfolio will not lend securities or other assets if, as a result, more than 20% of its total assets would be lent to other parties.


If the borrower of a security defaults, a Portfolio may be delayed or prevented from recovering collateral, or may be otherwise required to cover a transaction in the security loaned.


If portfolio securities are loaned, collateral values must be continuously maintained at no less than 100% by pricing both the securities loaned and the collateral daily.

If a material event is to be voted upon affecting a Portfolio's investment in securities which are on loan, the Portfolio will take such actions as may be appropriate in order to vote its shares.

The Growth, Bond, Global, International Equity, Short-to-Intermediate Government, Emerging Growth and Strategic Total Return Portfolios may also lend (or borrow) money to other funds that are managed by their respective Sub-Adviser provided each Portfolio seeks and obtains permission from the SEC.

For more information about Portfolio lending, see the SAI.

/diamond/SHORT SALES

Each Portfolio may sell securities "short against the box." A short sale is the sale of a security that the Portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the Portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.


/diamond/OTHER INVESTMENT COMPANIES


Certain Portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The Portfolios may not invest (i) more than 5% of their total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. (Investments by the International Equity and U.S. Equity Portfolios in the GEI Short-Term Investment Trust, as described below under "Portfolio Securities and Risk Factors - Money Market Instruments," are not considered an investment in another investment company for purposes of these limitations.) A Portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the Portfolio. However, if the Growth, Bond or Global Portfolio invests in a Janus money market fund, Janus Capital will remit to such Portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the Portfolio's assets.



/diamond/SPECIAL SITUATIONS

Each Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of its Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a management change, a technological breakthrough, or other extraordinary corporate event, or differences in market supply and demand for the security.

Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on a Portfolio will depend on a Portfolio's size and the extent of the holdings of the special situation issuer relative to its total assets.


                     PORTFOLIO SECURITIES AND RISKS FACTORS

This section provides a more detailed description of some of the types of securities and other instruments in which a Portfolio may invest. A Portfolio may invest in these instruments to the extent permitted by its investment objective, policies, and restrictions. Not all of these instruments are used by each Portfolio. A Portfolio is not limited by this discussion and may invest in other types of instruments not precluded by the policies discussed above. (See "Portfolio Policies and Techniques," p.16, and the SAI for more information regarding a Portfolio's investment objective and its policies, that include limitations imposed on certain investments.)



/diamond/EQUITY SECURITIES

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may also include certain equity-indexed securities, the value of which is linked to a securities index (E.G., the S&P
500).


/diamond/COMMON STOCK represents the basic ownership of a corporation. Common stocks historically have provided the greatest long-term growth potential in a company, but future results are not guaranteed. Owners of common stock share directly in the success or failure of the business.

/diamond/PREFERRED STOCK ranks senior to common stock and has certain fixed-income features.


Preferred stockholders receive dividends before they are distributed to the common stockholders.

                              /diamond/RISK FACTORS

              The price of any equity security rises and falls. Common stocks generally represent the riskiest investment in a company. It is possible that investors may lose their entire investment.

              In addition to the risk associated with individual equity securities, an equity-indexed security carries overall market risk and the risk of fluctuation inherent in the indexed security as distinguished from the securities comprising the applicable index.

              Any equity security also presents the risks inherent in the particular industry of the issuer of the equity security. Certain of these sectors, and the risks presented by such sectors, are described below.

/daimond/GOLD STOCK AND GOLD BULLION - Gold stocks are equity securities involved in the exploration, mining, processing, or dealing or investing in gold. Investments in gold bullion involve the purchase of bars or ingots of the precious metal.

                             /diamond/RISK FACTORS

              Due to monetary and political policies on a national and international level, the price of gold is subject to substantial fluctuations, which will have an effect on the profitability of issuers of gold stocks and the market value of their securities.

              Changes in the political or economic climate for the two largest gold producers - South Africa and the Commonwealth of Independent States (the former Soviet Union) - may have a direct impact on the price of gold worldwide.

              A Portfolio's investments in gold bullion will earn no income return. Appreciation in the market price of gold is the sole manner in which a Portfolio would be able to realize gains on such investments. Furthermore, a Portfolio may encounter storage and transaction costs in connection with their ownership of gold bullion that may be higher than those associated with the purchase, holding and disposition of more traditional types of investments.

/diamond/HEALTH CARE - Health care stocks are equity securities of companies primarily engaged in the design, manufacture, or sale of products or services used for, or in connection with, health care or medicine.

                            /diamond/RISK FACTORS

              Securities in the health care sector are subject to price fluctuations based on industry changes, changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

/diamond/FINANCIAL SERVICES - Financial Services investing includes equity securities of companies that provide financial services to consumers and industry. A company is principally engaged in the industry if it derives more than 15% of revenues or profits from brokerage or investment management activities.

                              /diamond/RISK FACTORS

              Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. The performance of equity securities of this industry may be affected by the conditions that affect this industry.

/diamond/UTILITIES - Utility Stocks are equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities such as telephone and telegraph companies.

                              /diamond/RISK FACTORS

              Risks associated with the utility industry include difficulty in earning adequate returns on investments despite frequent rate increases, restriction on operation and increased costs and delays due to government regulations, building or construction delays, environmental regulations, difficulty of the capital markets in absorbing utility debt and equity securities, and difficulties in obtaining fuel at reasonable prices.

/diamond/ENERGY - Energy stocks are equity securities of companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.

                              /diamond/RISK FACTORS

              Risks associated with the energy industry include difficulty in adequate returns due to increased costs and delays due to government regulations, building or construction delays, and environmental regulations.

/diamond/NATURAL RESOURCES - Natural Resource stocks are equity securities of domestic and foreign companies with substantial natural resource assets. Natural resource assets are materials derived from natural sources which have economic value. Examples of natural resource assets include precious metals (E.G. gold, silver and platinum), ferrous and nonferrous metals (E.G. iron, steel, aluminum and copper), strategic metals (E.G., uranium and titanium), hydrocarbons (E.G., coal, oil and natural gas), timber land, undeveloped real property and agricultural commodities.

                              /diamond/RISK FACTORS

              During periods of economic or financial instability, the securities of such companies are subject to extreme price fluctuations, reflecting the high volatility of certain natural resources, such as precious metals, during these periods. In addition the instability of prices of these natural resources may result in volatile earnings of related companies, which in turn, may affect adversely the financial condition of such companies.


/diamond/SMALL CAPITALIZATION COMPANIES

A Portfolio may invest in equity securities issued by small-cap companies. For these purposes, a Sub-Adviser may define small-cap companies differently. Generally a small-cap company will have market capitalizations of $1 billion or less. A Portfolio's investments in small capitalization stocks may include companies that have limited operating histories, product lines, and financial and managerial resources. These companies may be subject to intense competition from larger companies, and their stocks may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies. Due to these and other factors, small-cap companies may suffer significant losses as well as realize substantial growth. See each Portfolio's discussion of small-cap companies under the section "The Portfolios In Detail."


/diamond/DEBT SECURITIES AND FIXED-INCOME INVESTING

Debt securities include such securities as corporate bonds and debentures, commercial paper, debt securities issued by the U.S. Government, its agencies and instrumentalities, or foreign governments, asset-backed securities, CMOs, zero coupon bonds, "strips", pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the Portfolio owns "debt" and becomes a creditor to the company or government.

Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A Portfolio may vary the average maturity of its portfolio of debt securities based on the Sub-Adviser's analysis of interest rate trends and factors.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix A for a description of debt securities ratings.)

                              /diamond/RISK FACTORS

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. The Portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.

Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the Portfolio's share price will depend upon the extent of the Portfolio's investment in such securities.


/diamond/CONVERTIBLE SECURITIES


Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock of the issuer or a related financial entity (for example, a merged or acquired company or partner). Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security hold, such as DECS - (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security.), LYONS - (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS - (Preferred Equity Redeemable Stock, (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES - (Preferred Redeemable Increased Dividend

Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue.)


Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of decline in market value than the issuer's common stock. However, the extent to which such risk is reduced depends greatly upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock.

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issurer's balance sheet, hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated.

                              /diamond/RISK FACTORS

As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.


/diamond/REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

A repurchase agreement involves the purchase of a security by a Portfolio and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the Portfolio at a specified price and date upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. Repurchase agreements not terminable within seven days are considered illiquid securities.

A Portfolio invests in a reverse repurchase agreement when it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, a Portfolio will segregate with its custodian cash and other liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the Portfolio for purposes of the 1940 Act.

                              /diamond/RISK FACTORS

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets.


/diamond/MONEY MARKET INSTRUMENTS

Except as described below with respect to the International Equity and U.S. Equity Portfolios, a Portfolio, other than the Money Market Portfolio, may invest in the following types of money market instruments: U.S. Government Securities; obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of foreign or domestic banks, domestic savings and loan associations and other banking institutions); commercial paper; and repurchase agreements.

The International Equity and U.S. Equity Portfolios may also invest in the GEI Short-Term Investment Fund (the "Investment Fund"), a private investment fund created specifically to serve as a vehicle for the collective investment of cash balances of these Portfolios and other accounts advised by GE Investment Management Incorporated ("GEIM") or its affiliate, General Electric Investment Corporation ("GEIC"). The Investment Fund is not registered with the SEC as an investment company. The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) below. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a

Portfolio incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. The International Equity and U.S. Equity Portfolios may each invest up to 25% of its assets in the Investment Fund. The types of money market instruments in which the International Equity and U.S. Equity Portfolios may invest directly or indirectly through their investment in the Investment Fund are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with variable and floating rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and
(vii) repurchase agreements.


/diamond/U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

                              /diamond/RISK FACTORS

Investors should be aware that the value of the U.S. Government securities held by a Portfolio will fluctuate with changes in interest rates, with a decrease in interest rates generally resulting in an increase in the value of the securities and an increase in interest rates having the opposite effect.

In addition, certain obligations, such as long-term obligations issued by the GNMA and the FNMA, represent ownership interest in pools of mortgages that may be subject to significant unscheduled prepayments as a result of a drop in mortgage interest rates. Because these prepayments must be reinvested, possibly in pools including mortgages bearing lower interest rates, these obligations may have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturity. They have a comparable risk of decline during periods of rising interest rates.


/diamond/BANK OBLIGATIONS

Subject to its investment policy, a Portfolio may invest in bank obligations such as CDs or time deposits. Such investments involve the risks that an investment in the banking industry may entail.

                              /diamond/RISK FACTORS

Banks are subject to extensive governmental regulations which may limit both the amount and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.

The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry.

Exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.


/diamond/ FOREIGN BANK OBLIGATIONS

A Portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments prevent certain risks.

                              /diamond/RISK FACTORS

Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

/diamond/FOREIGN SECURITIES


Foreign securities include equity and debt securities of foreign issuers. Each Portfolio may invest in foreign securities subject to its investment limitations.


In addition to direct foreign investment, many of the Portfolios may invest in foreign securities through ADRs or ADSs, which are dollar-denominated receipts issued by domestic banks or securities firms. ADRs and ADSs are publicly traded on U.S. exchanges, and may not involve the same risks as securities denominated in foreign currency.

Some Portfolios may also indirectly invest in foreign securities through EDRs, which are typically issued by European banks; in GDRs, which may be issued by domestic or foreign banks; and in other types of receipts evidencing ownership of foreign securities.

                             /diamond/RISK FACTORS

For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by several risks which include:

/diamond/CURRENCY RISK. Changes in the value of the currencies in which the securities are denominated relative to the U.S. dollar may affect the value of foreign securities and the value of their dividend or interest payments and, therefore, a Portfolio's share price and returns.

         Generally, in a period when the U.S. dollar commonly rises against foreign currencies, the return on foreign securities for a U.S. investor are diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities generally are enhanced.

         Exchange rates are affected by numerous factors, including relative interest rates, balances of trade, levels of foreign investment and manipulation by central banks. The foreign currency market is essentially unregulated and can be subject to speculative trading. From time to time, many countries impose exchange controls which limit or prohibit trading in certain currencies.

         ADRs and ADSs do not involve the same direct currency and liquidity risks as securities denominated in foreign currencies. However, the value of the currency in which the foreign security represented by the ADR or ADS is denominated may affect the value of the ADR or ADS.

         To the extent that a Portfolio invests in foreign securities denominated in foreign currencies, its share price reflects the price movements both of its securities and of the currencies in which they are denominated. The share price of a Portfolio that invests in both U.S. and foreign securities may have a low correlation with movements in the U.S. markets. If most of the securities in a Portfolio are denominated in foreign currencies or depend on the value of foreign currencies, the relative strength of the U.S. dollar against those foreign currencies may be an important factor in the Portfolio's performance.

/diamond/CURRENCY TRADING COSTS. A Portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

/diamond/DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

/diamond/LESS INFORMATION AVAILABLE. There is generally less public information available about foreign companies.

/diamond/MORE DIFFICULT BUSINESS NEGOTIATIONS. A Portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

/diamond/REDUCED LIQUIDITY/INCREASED VOLATILITY. Some foreign securities are less liquid and their prices more volatile, than securities of comparable U.S. companies.

/diamond/SETTLEMENT DELAYS. Settling foreign securities may take longer than settlements in the U.S.

/diamond/HIGHER CUSTODY CHARGES. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

/diamond/ASSET VULNERABILITY. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a Portfolio. Certain countries may also impose limits on the removal of securities or other assets of a Portfolio. Interest, dividends and capital gains on foreign securities held by a Portfolio may be subject to foreign withholding taxes.

/diamond/POLITICAL INSTABILITY. In some countries, political instability, war or diplomatic developments could affect investments.


These risks may be greater in developing countries or in countries with limited or developing markets. In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.


At times, a Portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the Portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when Policyholders cannot make transactions.


ADRS AND ADSS are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs and ADSs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs and ADSs are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the ADRs and ADSs.


/diamond/ILLIQUID SECURITIES

Securities are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, certain restricted securities that are not registered for sale to the general public but that can be sold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of a Portfolio's investments could be impaired if such trading does not further develop or declines. The Sub-Advisers will determine the liquidity of Rule 144A Securities under guidelines approved by the Fund's Board. (See the SAI for a description of these guidelines.)

/diamond/RISK FACTORS

Investments in illiquid securities involve certain risks to the extent that a Portfolio may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting a registration required in order to qualify for resale.


/diamond/FUTURES, OPTIONS AND OTHER
         DERIVATIVES


Instruments commonly called "derivatives" include options on securities or foreign currency futures contracts, options on futures contracts, forward contracts, interest rate swaps, caps and floors, stock index futures and options on stock index futures. These instruments are commonly called derivatives because their price is derived from an underlying index, security or other measure of value.

A Portfolio may engage in futures contracts and options. The Portfolios intend to use such derivatives primarily for bona fide hedging purposes, including to protect portfolio positions against market, interest rate or currency fluctuations, to equitize a cash position, for duration management, or to reduce the risk inherent in the management of the portfolio involved. If used for other purposes as may be permitted under applicable rules pursuant to which the Portfolio would remain exempt from the definition of a "commodity pool operator" under the rules of the CFTC, the aggregate initial margin and premiums required to establish any non-hedging positions will not exceed 5% of the fair market value of the Portfolio's net assets.


FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. A Portfolio may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indexes including interest rates or an index of U.S. Government, foreign government, equity or fixed-income securities.

A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specific price on or before a specified date.

Futures contracts and options on futures are standardized and traded on designated exchanges.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (E.G., an exchange of floating rate payments for fixed rate payments).

INTEREST RATE FUTURES CONTRACTS involve the purchase or sale of contracts for the future delivery of fixed-income securities at an established price. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase put and call options on securities, securities indexes and foreign currencies, subject to its investment restrictions.

      CALL OPTIONS give a buyer the right to purchase a portfolio security at a designated price until a certain date. The option must be "covered" - for example, the seller may own the securities required to fulfill the contract.

      PUT OPTIONS give the buyer the right to sell the security at a designated price until a certain date. Put options are "covered", for example, by segregating an amount of cash or securities equal to the exercise price.

STOCK INDEX FUTURES obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specified stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option.


                             /diamond/ RISK FACTORS

There can be no assurance the use of derivatives will help a Portfolio achieve its investment objective. Derivatives involve special risks and transaction costs, and draw upon skills and experience which are different from those needed to choose the other securities or instruments in which a Portfolio invests. Special risks of these instruments include:

/diamond/INACCURATE MARKET PREDICTIONS. If interest rates, securities prices or currency markets do not move in the direction expected by a Sub-Adviser who used derivatives based on those measures, these instruments may fail in their intended purpose and result in losses to the Portfolio.

/diamond/IMPERFECT CORRELATION. Derivatives' prices may be imperfectly correlated with the prices of the securities, interest rates or currencies being hedged. When this happens, the expected benefits may be diminished.

/diamond/ILLIQUIDITY. A liquid secondary market may not be available for a particular instrument at a particular time. A Portfolio may therefore be unable to control losses by closing out a derivative position.

/diamond/TAX CONSIDERATIONS. A Portfolio may have to delay closing out certain derivative positions to avoid adverse tax consequences.

The risk of loss from investing in derivative instruments is potentially unlimited.


/diamond/FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a Portfolio has exposure to foreign currencies. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

                             /diamond/RISK FACTORS

Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Portfolio's limitation on investing in illiquid securities.


/diamond/WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When- issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions.

The Portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                              /diamond/RISK FACTORS

At the time of settlement, the market value of the security may be more or less than the purchase price. The Portfolio bears the risk of such market value fluctuations. These transactions also involve risk to a Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction.


/diamond/MORTGAGE-AND OTHER ASSET-BACKED SECURITIES

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio.

CMOs are "pass-through" securities collateralized by mortgages or mortgage-backed securities. (Pass-through securities mean that principal and interest payments on the underlying securities, less servicing fees, are passed through to Policyholders on a pro rata basis.) CMOs are issued in classes and series that have different maturities and often are retired in sequence.

Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans), and most often are structured as pass-through securities.

Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements.

                              /diamond/RISK FACTORS


Prepayments will shorten these securities' weighted average life and may lower their returns. The value of these securities may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them, in the case of mortgage-backed securities, or in the servicing agent for the pool, the originator of the pool or the financial institution providing the credit support or enhancement in the case of asset-backed securities. Interest rate risks are also involved with these investments; see "Debt Securities and Fixed-Income Investing," page 33.


In addition, the mortgage securities market may be adversely affected by changes in government regulation or tax policies.


/diamond/REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to Policyholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

                              /diamond/RISK FACTORS

REITs may subject a Portfolio to certain risks associated with the direct ownership of real estate. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing," page 33.)



/diamond/ZERO COUPON, STRIPS, PAY-IN-KIND AND STEP COUPON SECURITIES

Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Step coupon bonds sell at a discount and pay a low coupon rate for an initial period and a higher coupon rate thereafter. Pay-in-kind securities may pay interest in cash or a similar bond. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

                              /diamond/RISK FACTORS

The market value of zero coupon bonds, step coupon bonds, pay-in-kind securities and strips generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality.

A Portfolio may realize greater gains or losses as a result of such fluctuations. In order to pay cash distributions from these types of securities, a Portfolio may sell certain portfolio securities and may incur a gain or loss on such sales.


/diamond/HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix A for a description of debt securities ratings.)

                              /diamond/RISK FACTORS

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (I.E., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged.

In the event of a default, a Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities.


/diamond/VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party.

While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a Sub-Adviser that the ratings are within the two highest ratings of commercial paper. (See the SAI for further information on these ratings.)

In addition, when purchasing variable rate master demand notes, a Sub-Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

                              /diamond/RISK FACTORS

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a Portfolio

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

might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


/diamond/WARRANTS AND RIGHTS

A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

                            /diamond/RISK FACTORS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.


                             MANAGEMENT OF THE FUND

/diamond/DIRECTORS

The Board of Directors is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the Portfolios' assets by the Investment Adviser and Sub-Advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.


/diamond/INVESTMENT ADVISER

WRL Management, located at 201 Highland Avenue, Largo, Florida 33770-2597, serves as the Fund's Investment Adviser. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group. The Investment Adviser has served as the investment adviser to the Fund since January 1, 1997. Prior to this date, WRL served as investment adviser to each Portfolio.


Subject to the supervision of the Fund's Board, the Investment Adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the Portfolios, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund.


/diamond/ADVISORY FEES PAID BY THE PORTFOLIOS

Subject to the supervision and direction of the Fund's Board, the Investment Adviser is responsible for managing the Portfolios in accordance with each Portfolio's stated investment objective and policies. As compensation for its services to the Portfolios, the Investment Adviser receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The table below lists each Portfolio and the annual rate of the monthly compensation the Investment Adviser received for the fiscal year ended December 31, 1996.

                                   ADVISORY                                                      ADVISORY
           PORTFOLIO                 FEE                           PORTFOLIO                       FEE

Growth                               0.80%                         Emerging Growth                0.80%
Bond                                 0.50%                         Strategic Total Return(2)      0.80%
Global                               0.80%                         Aggressive Growth              0.80%
Money Market                         0.40% (prior to 5/1/96,       Growth & Income(3)             0.75%
                                     0.50%)                        Tactical Asset Allocation      0.80%
Short-to-Intermediate Government     0.60%                         C.A.S.E. Growth                0.80%
Balanced                             0.80%                         Value Equity                   0.80%
International Equity                 1.00%(1)                      Global Sector                  1.10%(4)
                                                                   U.S. Equity                    0.80%(1)

--------------
(1) No advisory fees were paid by these Portfolios in 1996 because they had not commenced operations as of December 31, 1996.

(2) Prior to May 1, 1997, this Portfolio was named the Equity-Income Portfolio.

(3) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.

(4) Subject to shareholder approval, which will be sought on or about June 16, 1997, the Investment Advisory Fee will be reduced to 0.80% of average daily net assets.



/diamond/ADVISORY FEE REIMBURSEMENT

The Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of the Portfolios (except the Global Sector Portfolio) to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed a certain percentage of each Portfolio's average daily net assets. The table below shows the expense limit and actual expenses for each Portfolio and the reimbursement a Portfolio received, if any, for the fiscal year ended December 31, 1996.


                                      EXPENSE      ACTUAL
           PORTFOLIO                   LIMIT       EXPENSES      REIMBURSEMENT

Growth                                1.00%        0.88%             NONE
Bond                                  0.70%        0.64%             NONE
Global                                1.00%        0.99%             NONE
Money Market                          0.70%        0.52%             NONE
Short-to-Intermediate Government      1.00%        0.76%             NONE
Balanced                              1.00%        0.97%             NONE
Emerging Growth                       1.00%        0.94%             NONE
Strategic Total Return(3)             1.00%        0.91%             NONE
Aggressive Growth                     1.00%        0.98%             NONE
Growth & Income(4)                    1.00%        1.00%             NONE
Tactical Asset Allocation             1.00%        0.90%             NONE
C.A.S.E. Growth                       1.00%        1.64%            73,269
Value Equity(1)                       1.00%        1.03%            13,672
International Equity(2)               1.50%         N/A              NONE
U.S. Equity(2)                        1.30%         N/A              NONE


--------------


(1) This Portfolio commenced operations May 1, 1996.

(2) These Portfolios had not commenced operations as of December 31, 1996.

(3) Prior to May 1, 1997, this Portfolio was named the Equity-Income Portfolio.

(4) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.

In addition to the Investment Adviser's responsibilities discussed above, the Investment Adviser's advisory agreement with the Fund (the "Advisory Agreement") contemplates that the Investment Adviser, in connection with the performance of its responsibilities under the Advisory Agreement, will enter into sub-advisory agreements ("Sub-Advisory-Agreements") with Sub-Advisers to provide each Portfolio with portfolio management. Under current law, every Sub-Advisory Agreement must be submitted to and approved by shareholders of a Portfolio before the Sub-Adviser can provide investment advice to that Portfolio. For example, if a new Sub-Adviser were retained, shareholders would be required to approve the Sub-Advisory agreement with that Sub-Adviser. Similarly, if a Sub-Advisory Agreement currently in effect were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would also be required. Moreover, in most instances when there is a change of control of a Sub-Adviser, shareholder approval is required.

The Fund's Board of Directors has determined that shareholders of each Portfolio have, in effect, elected to have the Investment Adviser select one or more Sub-Advisers best suited to achieve the Portfolio's investment objectives. The Board believes that part of a shareholder's investment decision is a determination to have those selections made by the Investment Adviser, a professional management organization with personnel having substantial experience in making such evaluations, selections and terminations.

Under applicable law, the Fund is not generally required to hold annual shareholders' meetings, and does not generally hold such meetings, unless legally required to do so, in order to avoid the attendant costs. The Fund is currently required to call a meeting of shareholders of a Portfolio whenever it decides to employ new or additional Sub-Advisers, or to approve a new Sub-Advisory Agreement after an "assignment," or due to a material change in Sub-Advisory Agreement terms, with respect to such Portfolio. Given the nature of the Fund's operations and shareholders' reasons for investing in various of the Portfolios, such expenses are considered to provide little if any benefit to shareholders. For these reasons, the Fund and the Investment Adviser have applied to the SEC for an exemption from the provisions of the 1940 Act to permit the Fund and the Investment Adviser, subject to certain conditions, to enter into, materially amend, and terminate, and to permit Sub-Advisers to act pursuant to, Sub-Advisory Agreements without shareholder approval (the "Proposed Sub-Advisory Arrangement").

If the SEC exemption is granted, certain conditions would apply. The conditions are intended to ensure that shareholders receive adequate disclosure about the Sub-Advisers or a decision by the Investment Adviser and the Fund's Board of Directors to appoint a new Sub-Adviser or to change materially the terms of a Sub-Advisory Agreement. In addition, before a Portfolio could rely on the exemption, the Proposed Sub-Advisory Arrangement must be approved by a majority of the outstanding voting shares of the Portfolio. Shareholders of the Emerging Growth Portfolio, Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio will be asked in the near future to approve the Proposed Sub-Advisory Arrangement, and the Fund's Board of Directors and the Investment Adviser intend to ask shareholders of the other Portfolios from time to time to approve the Proposed Sub-Advisory Arrangement.


/diamond/DISTRIBUTION AND SERVICE PLANS

         DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT

Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. ISI is an affiliate of the Investment Adviser, and serves as principal underwriter for the Fund.

The expenses the Fund may pay pursuant to the Distribution Plan include, but not necessarily be limited to, the following: costs of printing and mailing Fund prospectuses and Statements of Additional Information, and any supplements thereto to prospective investors; costs relating to development and preparation of Fund advertisements, sales literature and brokers' and other promotional materials describing and/or relating to the Fund; expenses in connection with presentation of seminars and sales meetings describing the Fund; development of consumer-oriented sales materials describing the Fund; and expenses attributable to "distribution-related services" provided to the Fund (E.G., salaries and benefits, office expenses, equipment expenses (I.E., computers, software, office equipment, etc.), training expenses, travel costs, printing costs, supply expenses, programming time and data center expenses, each as they relate to the promotion of the sale of Fund shares).

Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly.

ISI will submit to the Fund's Board for approval annual distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board. ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.


/diamond/ADMINISTRATIVE AND TRANSFER
         AGENCY SERVICES


Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement with WRL Investment Services, Inc. ("WRL Services"), located at 201 Highland Avenue, Largo, Florida 33770, an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. Prior to January 1, 1997, WRL performed these services in connection with its serving as the Fund's investment adviser.



/diamond/SUB-ADVISERS

Each Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for its respective Portfolio(s). Subject to review and supervision by the Investment Adviser and the Fund's Board, each Sub-Adviser is responsible for the actual investment management of its Portfolio(s) and for making decisions to buy, sell or hold any particular security. Each Sub-Adviser also places orders to buy or sell securities on behalf of that Portfolio. Each Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of its Portfolio(s). Each Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

                                   /diamonds/

                           JANUS CAPITAL CORPORATION


Janus Capital Corporation ("Janus Capital"), located at 100 Fillmore Street, Denver, CO 80206, serves as the Sub-Adviser to the Growth, Bond and Global Portfolios. Thomas H. Bailey is the President of Janus Capital. Kansas City Southern Industries, Inc. owns approximately 83% of Janus Capital.


Janus Capital provides investment management and related services to other mutual funds, and individuals, corporate, charitable and retirement accounts. See "Management of the Fund - The Sub-Advisers" in the SAI for a more detailed description of the previous experience of Janus Capital as an investment adviser.

                          /diamond/PORTFOLIO MANAGERS:

SCOTT W. SCHOELZEL has served as the Portfolio Manager for the Growth Portfolio since January 2, 1996. Mr. Schoelzel also serves as co-portfolio manager of other mutual funds. Mr. Schoelzel is a Vice President of Janus Capital, where he has been employed since 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. Prior to 1991, he was a general partner of Ivy Lane Investments, Denver, Colorado (a real estate investment brokerage).

RONALD V. SPEAKER serves as Co-Portfolio Manager and began serving as Portfolio Manager for the Bond Portfolio in 1988. Mr. Speaker also serves as portfolio manager of other mutual funds. Mr. Speaker is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series and previously served as a securities analyst and research associate of Janus Capital (from 1986).

In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension that began on or about January 27, 1997.

SANDY R. RUFENACHT has served as a Co-Portfolio Manager for the Bond Portfolio since January, 1997. Mr. Rufenacht joined Janus Capital in 1990 and gained experience as a trader and research analyst before assuming management responsibilities. He holds a Bachelor of Arts in Business from the University of North Colorado. Mr. Rufenacht is also an Executive Vice President of Janus Investment Fund and serves as portfolio manager or co-manager of other mutual funds.

HELEN Y. HAYES has served as Portfolio Manager of the Global Portfolio since its inception. Ms. Hayes also serves as a portfolio manager of other mutual funds. Ms. Hayes is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series. Ms. Hayes has been employed by Janus Capital since 1987.

                                   /diamonds/

                    J.P. MORGAN INVESTMENT MANAGEMENT INC.

J. P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), located at 522 Fifth Avenue, New York, NY

10036, has served as the Sub-Adviser to the Money Market Portfolio since May 1, 1996. J. P. Morgan Investment is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan Investment provides investment management and related services for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies and government agencies.


                           /diamond/PORTFOLIO MANAGER:

ROBERT R. JOHNSON serves as Portfolio Manager of the Money Market Portfolio. Mr. Johnson is responsible for several short term fixed income portfolios and the business development of short term fixed income products. Mr. Johnson is a Vice President of J.P. Morgan Investment. He is also a member of the Fixed Income Peer Review Committee. Prior to joining J.P. Morgan Investment in 1988, he founded and managed R.R. Johnson Associates, merchant bankers. He also held senior positions with the Bank of Montreal and U.S. Steel. He is a graduate of Dartmouth College and has done graduate work at both Wayne State and Duquesne Universities.


                                   /diamonds/

                     AEGON USA INVESTMENT MANAGEMENT, INC.

AEGON USA Investment Management, Inc. ("AIMI"), located at 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499, serves as the Sub-Adviser to the Short-to-Intermediate Government and Balanced Portfolios. AIMI is an indirect wholly-owned subsidiary of AEGON.


                          /diamond/PORTFOLIO MANAGERS:


CLIFFORD A. SHEETS, CFA, AND JARRELL D. FREY, CFA, serve as Portfolio Managers of the Short-to-Intermediate Government Portfolio. Mr. Sheets has served as the Portfolio Manager of the Short-to-Intermediate Government Portfolio since its inception. Mr. Sheets has been a Senior Vice President of AIMI since 1990. Prior to joining AIMI, Mr. Sheets was head of the Fixed Income Management Department of the Trust and Asset Management Group of Bank One, Indianapolis NA. Mr. Frey has served as Portfolio Manager for the Short-to-Intermediate Government Portfolio since May, 1995. Mr. Frey joined AIMI in 1994. Prior to joining AIMI, Mr. Frey was employed for five years by Woodmen Accident and Life Company in Lincoln, NE where he analyzed fixed income (both public and private debt offerings) and equity securities.

MICHAEL VAN METER has served as the Senior Portfolio Manager of the Balanced Portfolio since its inception. Mr. Van Meter also serves as Chairman of the Equity Investment Policy Committee of AIMI. Mr. Van Meter was President and Managing Partner of Perpetual Investment Advisors from 1983 to 1989, when AEGON acquired that firm.

                                   /diamonds/

                       VAN KAMPEN AMERICAN CAPITAL ASSET
                               MANAGEMENT, INC.

Van Kampen American Capital Asset Management, Inc. ("Van Kampen"), located at One Parkview Plaza, Oakbrook Terrace, IL 60181, serves as the Sub-Adviser to the Emerging Growth Portfolio.


Van Kampen became an indirect wholly-owned subsidiary of Morgan Stanley Group Inc. on October 31, 1996. It is anticipated that in mid-June, 1997, Morgan Stanley Group Inc. will merge with Dean Witter, Discover & Co., a financial services company.


                            /diamond/PORTFOLIO MANAGER:

GARY M. LEWIS has served as Portfolio Manager for the Emerging Growth Portfolio since its inception. Mr. Lewis has also served as portfolio manager at American Capital Asset Management, Inc., a predecessor firm of Van Kampen American Capital Asset Management, Inc. for over six years and portfolio manager for the Van Kampen American Capital Emerging Growth Fund, Inc. since April, 1989.

                                   /diamonds/

                              LUTHER KING CAPITAL
                            MANAGEMENT CORPORATION

Luther King Capital Management Corporation ("Luther King Capital"), located at 301 Commerce Street, Suite 1600, Fort Worth, TX 76102, serves as the Sub-Adviser to the Strategic Total Return Portfolio. Ultimate control of Luther King Capital is exercised by J. Luther King, Jr. Luther King Capital provides investment management services to accounts of individual investors, mutual funds and other institutional investors. See "Management of the Fund - The Sub-Advisers" in the SAI for a more detailed description of the previous experience of Luther King Capital as an investment adviser.

                          /diamond/PORTFOLIO MANAGERS:

LUTHER KING, JR. AND SCOT HOLLMANN have served as Portfolio Managers of the Strategic Total Return Portfolio since its inception. Mr. King has been President of Luther King Capital since 1979. Mr. Hollmann has served as Vice President of Luther King Capital since 1983.

                                    /diamonds/

                          FRED ALGER MANAGEMENT, INC.

Fred Alger Management, Inc. ("Alger Management"), located at 75 Maiden Lane, New York, NY 10038, serves as the Sub-Adviser to the Aggressive Growth Portfolio. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc."), which, in turn, is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company controlled by Fred
M. Alger and David D. Alger. As of March 31, 1997, Alger Management had approximately $6.4 billion in assets under management for investment companies and private accounts.


                          /diamond/PORTFOLIO MANAGERS:

DAVID D. ALGER, SEILAI KHOO AND RONALD TARTARO are primarily responsible for the day-to-day management of the Aggressive Growth Portfolio. Mr. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995. Ms. Khoo has been employed by Alger Management as a senior research analyst since 1989 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management as a senior research analyst since 1990 and as a Senior Vice President since 1995. Mr. David Alger has served as Portfolio Manager of the Aggressive Growth Portfolio since its inception. Ms. Khoo and Mr. Tartaro have each served as Co-Portfolio Managers of the Aggressive Growth Portfolio since May 1, 1996. Mr. Alger, Ms. Khoo and Mr. Tartaro also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.

                                   /diamonds/

                        FEDERATED INVESTMENT COUNSELING

Federated Investment Counseling ("Federated"), located at Federated Investors Tower, Pittsburgh, PA 15222-3779, serves as the Sub-Adviser to the Growth & Income Portfolio. Federated is a Delaware business trust organized on April 11, 1989. It is a subsidiary of Federated Investors. Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by Federated and other subsidiaries of Federated Investors is approximately $110 billion.


                          /diamond/PORTFOLIO MANAGERS:


LINDA A. DUESSEL serves as Portfolio Manager of the Growth & Income Portfolio. Ms. Duessel served as Co-Portfolio Manager of the Growth & Income Portfolio from July, 1996 until February, 1997. Ms. Duessel is a Chartered Financial Analyst and also serves as co-portfolio manager for other funds managed by Federated. Ms. Duessel received her B.S., Finance from the Wharton School of the University of Pennsylvania and her M.S.I.A. from Carnegie Mellon University. Ms. Duessel has been a Vice President of an affiliate of Federated since 1995, and was an Assistant Vice president from 1991 - 1995.

                                   /diamonds/

                          DEAN INVESTMENT ASSOCIATES

Dean Investment Associates ("Dean"), a Division of C.H. Dean and Associates, Inc., located at 2480 Kettering Tower, Dayton, OH 45423-2480, serves as the Sub-Adviser to the Tactical Asset Allocation Portfolio. Dean is wholly-owned by C.H. Dean and Associates, Inc. Founded in 1972, Dean manages portfolios for individuals and institutional clients worldwide. Dean provides a full range of investment advisory services and, as of January, 1997, had $3.8 billion of assets under management.


                          /diamond/PORTFOLIO MANAGERS:

The Tactical Asset Allocation Portfolio is managed by a team of 10 senior investment professionals (Central Investment Committee), with over 135 years of total investment experience.

JOHN C. RIAZZI, CFA, has served as the Senior Portfolio Manager of the Tactical Asset Allocation Portfolio and ARVIND SACHDEVA, CFA has served as Senior Equity Strategist of this Portfolio since its inception. Mr. Riazzi joined Dean in March of 1989. Before being promoted to Vice President and Director of Consulting Services at Dean, Mr. Riazzi was responsible for client servicing, portfolio execution and trading operations. Mr. Riazzi has been a member of the Central Investment Committee and a Senior Institutional Portfolio Manager for the past four years. He received a B.A. in Economics from Kenyon College in 1985 and was awarded the Chartered Financial Analyst designation in 1993. Mr. Sachdeva joined Dean in 1993. Prior to working at Dean, he was the Senior Security Analyst and Equity Portfolio Manager for Carillon Advisors, Inc., from January, 1985 to September, 1993. Carillon Advisors, Inc. is an investment subsidiary of the Union Central Life Insurance Co.

                                   /diamonds/

                            C.A.S.E. MANAGEMENT, INC.

C.A.S.E. Management, Inc. ("C.A.S.E."), located at 2255 Glades Road, Suite 221-A, Boca Raton, FL 33431, serves as the Sub-Adviser to the C.A.S.E. Growth Portfolio. C.A.S.E. is a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, president and chief executive officer of

C.A.S.E. C.A.S.E. provides investment management services to financial institutions, high net worth individuals, and other professional money managers.


                          /diamond/PORTFOLIO MANAGERS:

Informally, C.A.S.E.'s Board members confer on a continuous basis, gathering economic sector, industry and stock specific information from C.A.S.E.'s research and management resources. Each Board member is individually responsible for the analytical coverage of one or two of the market's eight economic sectors. C.A.S.E.'s "sector specialists" are encouraged to maintain contact with counterpart sector specialists from leading outside research organizations. The information gathered for consideration by the Board's sector specialists also includes objective forms of research from various governmental agencies, stock exchanges and financial capitols. Formally, the Board meets monthly to formulate overall strategic investment positions. The Board then formally reviews its current investment focus towards every stock, industry, and economic sector owned in its overall stock population.


                                   /diamonds/


                    NWQ INVESTMENT MANAGEMENT COMPANY, INC.

NWQ Investment Management Company, Inc. ("NWQ Investment"), located at 655 South Hope Street, 11th Floor, Los Angeles, CA 90017, serves as the Sub-Adviser to the Value Equity Portfolio. NWQ Investment was founded in 1982 and is a wholly-owned subsidiary of United Asset Management Corporation. NWQ Investment provides investment management services to institutions and high net worth individuals. As of December 31, 1996, NWQ Investment had over $6.4 billion in assets under management.

                           /diamond/PORTFOLIO MANAGER:

An investment policy committee is responsible for the day-to-day management of the Value Equity Portfolio's investments. David A. Polak, CFA, Edward C. Friedel, CFA, James H. Galbreath, CFA, Phyllis G. Thomas, CFA, and Jon D. Bosse, CFA, constitute the committee.

EDWARD C. FRIEDEL, CFA serves as Senior Portfolio Manager for the Value Equity Portfolio. Mr. Friedel has been a managing director and investment strategist/portfolio manager of NWQ Investment since 1983. From 1971 to 1983, Mr. Friedel was a portfolio manager for Beneficial Standard Investment Management. Mr. Friedel is a graduate of the University of California at Berkeley (BS) and Stanford University (MBA).

                                   /diamonds/

                              MERIDIAN INVESTMENT
                             MANAGEMENT CORPORATION


Meridian Investment Management Corporation ("Meridian"), located at 12835 East Arapahoe Road, Tower II, Penthouse, Englewood, CO 80112, serves as Sub-Adviser to the Global Sector Portfolio. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Michael J. Hart and Dr. Craig T. Callahan each own 50% of MM&R. Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Meridian manages seven mutual fund wrap-fee programs which, as of March 1, 1997, had aggregate assets of approximately $700 million. Meridian provides investment advisory assistance, portfolio management advice and quantitative investment research to the Investment Adviser for the Global Sector Portfolio.


                           /diamond/PORTFOLIO MANAGER:


Meridian's Investment Committee determines the guidelines for asset, country, industry and securities weightings based on Meridian's proprietary quantitative research methods. The Committee is comprised of Dr. Craig T. Callahan, Michael
J. Hart, Patrick S. Boyle and Bryan M. Ritz. Dr. Craig T. Callahan is Chairman of the Investment Committee and Chief Investment Officer of Meridian, and directs Meridian's investment research and analysis. Dr. Callahan obtained his D.B.A. from Kent State University. Michael Hart is President of Meridian Investment Management and holds an M.B.A. from the University of Denver. Patrick
S. Boyle, a Chartered Financial Analyst, acts as a portfolio manager for several of Meridian's private accounts. Bryan R. Ritz, also a Chartered Financial Analyst, serves as a portfolio manager for Meridian's private accounts. Mr. Ritz holds a Bachelor of Science in Business Administration and a M.B.A. from the University of Denver. In performing sub-advisory services, Meridian may draw upon additional members of its research team. These employees are generally specialists within Meridian's research department. However, the Investment Committee supervises the members of the research department and remains fully responsible for all such services.

                                   /diamonds/

                          SCOTTISH EQUITABLE INVESTMENT
                               MANAGEMENT LIMITED

Scottish Equitable Investment Management Limited ("Scottish Equitable"), located at Edinburgh Park,

Edinburgh EH12 9SE, Scotland, serves as a Co-Sub-Adviser to the International Equity Portfolio. Scottish Equitable is a wholly-owned subsidiary of Scottish Equitable plc. Scottish Equitable plc, is successor to Scottish Equitable Life Assurance Society, which was founded in Edinburgh in 1831. As of December 31, 1996, Scottish Equitable plc had approximately $21 billion in assets under management. Like the Investment Adviser, Scottish Equitable is also an indirect wholly-owned subsidiary of AEGON nv. Scottish Equitable has not previously advised a U.S.-registered mutual fund. Scottish Equitable currently provides investment advisory and management services to certain of its affiliates, including Scottish Equitable plc and to external organizations.



                           /diamond/PORTFOLIO MANAGER:

CAROL CLARK has served as Portfolio Manager of the International Equity Portfolio since its inception. Ms. Clark is the Manager of Scottish Equitable's Asset Allocation group and has served both as a Portfolio Manager and Investment Analyst. Ms. Clark joined Scottish Equitable in 1983 directly from Glasgow University where she earned a MA (Honors) in Political Economy; and she also holds the Securities Industry Diploma.


                      GE INVESTMENT MANAGEMENT INCORPORATED

GEIM serves as a Co-Sub-Adviser to the International Equity Portfolio and as the Sub-Adviser to the U.S. Equity Portfolio. GEIM, located at 3003 Summer Street, Stamford, Connecticut 06905, was formed under the laws of Delaware in 1988. GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC", and, together with GEIM and their predecessors, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. GEIC serves as investment adviser to various GE pension and benefit plans and certain employee mutual funds. GE Investments has roughly 70 years of investment management experience, and has managed mutual funds since 1935. As of December 31, 1996, GEIM and GEIC together managed assets in excess of $56.9 billion.


                          /diamond/PORTFOLIO MANAGERS:


RALPH R. LAYMAN has served as a Portfolio Manager of the International Equity Portfolio since its inception. Mr. Layman has more than 17 years of investment experience and has held positions with GE Investments since 1991. From 1989 to 1991, Mr. Layman served as Executive Vice President, Partner and Portfolio Manager of Northern Capital Management, and prior thereto, served as Vice President and portfolio manager of Templeton Investment Counsel. Mr. Layman is currently a Director and Executive Vice President of GE Investments.


EUGENE K. BOLTON is responsible for the overall management of the U.S. Equity Portfolio and has served in that capacity since its inception. Mr. Bolton is specifically responsible for selecting the Portfolio Managers of the U.S. Equity Portfolio, and is also responsible for monitoring the investment strategies employed by the Portfolio Managers of the U.S. Equity Portfolio to ensure that they are consistent with the Portfolio's investment objective and strategies. Mr. Bolton has more than 12 years of investment experience and has held positions with GE Investments since 1984. Mr. Bolton is currently a Director and Executive Vice President of GE Investments.

DAVID B. CARLSON is one of the four Portfolio Managers for the U.S. Equity Portfolio and has served in that capacity since its inception. He has more than 14 years of investment experience and has held positions with GE Investments since 1982. Mr. Carlson is currently a Senior Vice president of GE Investments.

CHRISTOPHER D. BROWN is one of the four Portfolio Managers for the U.S. Equity Portfolio and has served in that capacity since its inception. He has more than ten years of investment experience, and has held positions with GE Investments since 1985. Mr. Brown is currently a Vice President of GE Investments.

PETER J. HATHAWAY is one of the four Portfolio Managers for the U.S. Equity Portfolio and has served in that capacity since its inception. He has more than 36 years of investment experience and has held positions with GE Investments since 1985. Mr. Hathaway is currently a Senior Vice President of GE Investments.

PAUL C. REINHARDT is one of the four Portfolio Managers for the U.S. Equity Portfolio and has served in that capacity since its inception. He has more than 15 years of investment experience and has held positions with GE Investments since 1982. Mr. Reinhardt is currently a Senior Vice President of GE Investments.

/diamond/SUB-ADVISERS' COMPENSATION

Each Sub-Adviser receives monthly compensation from the Investment Adviser at the annual rate of a specified percentage of the average daily net assets of each Portfolio managed by that Sub-Adviser. The table below lists those percentages by Portfolio.


                                                    PERCENTAGE OF AVERAGE
            PORTFOLIO                                 DAILY NET ASSETS
-----------------------------------   ---------------------------------------------------
 Growth                                                     0.40%
 Bond                                                       0.25%
 Global                                                     0.40%
 Money Market                            0.15% (Prior to May 1, 1996, Janus Capital
                                         Corporation, previous Sub-Adviser, received
                                       0.25%)
 Short-to-Intermediate Government      0.30%, less 50% of amount of excess expenses(1)
 Balanced                              0.40%, less 50% of amount of excess expenses(1)
 Emerging Growth                       0.40%, less 50% of amount of excess expenses(1)
 Strategic Total Return                                     0.40%
 Aggressive Growth                                          0.40%
 Tactical Asset Allocation             0.40%, less 50% of amount of excess expenses(1)
 C.A.S.E. Growth                                            0.40%
 Growth & Income                              0.50% of the first $30 million of
                                                  average daily net assets;
                                              0.35% of the next $20 million in
                                                  average daily net assets,
                                            and 0.25% of average daily net assets
                                       in excess of $50 million
 Value Equity                          0.40%, less 50% of amount of excess expenses(1)
 Global Sector                             0.30% of first $100 million in average
                                            daily net assets and 0.35% of assets
                                       in excess of $100 million(3)
 International Equity                  Scottish Equitable: 0.50% of assets managed by
                                       Scottish Equitable, less 50% of amount of excess
                                            expenses attributable to such assets*
                                         GEIM: 0.50% of assets managed by GEIM, less
                                       50% of amount of excess expenses attributable to
                                       such assets(2)
 U.S. Equity                           0.40%, less 50% of amount of excess expenses(2)

--------------
(1) Excess expenses are those expenses paid by the Investment Adviser on behalf of a Portfolio pursuant to any expense limitation.
(2) Any amount borne by GEIM pursuant to any expense limitation constitutes an agreement between the Investment Adviser and GEIM only for the first twelve months following the Portfolio's commencement of operations. Thereafter, any such arrangements will be as mutually agreed upon by GEIM and the Investment Adviser.
(3) Prior to March 1, 1997, INVESCO Global Asset Management Limited ("INVESCO") served as a co-sub-adviser to the Global Sector Portfolio; for periods prior to that date, INVESCO received monthly compensation from the Investment Adviser at the annual rate of 0.40% of first $100 million average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million; and Meridian received monthly compensation from the Investment Adviser at the annual rate of 0.30% of first $100 million of average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million. Subject to shareholder approval, which will be sought on or about June 16, 1997, Meridian will receive monthly compensation from the Investment Adviser at an annual rate of 0.40% of average daily net assets.


                                    /diamond/

/diamond/PORTFOLIO TRANSACTIONS

Each Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for its respective Portfolio(s). In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Within these parameters, each Sub-Adviser is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. The Sub-Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services, if the Sub-Adviser determines that such commissions are reasonable in relation to the overall services provided and the Sub-Adviser receives best execution. The information received may be used by the Sub-Adviser in managing the assets of other advisory and sub-advisory accounts, as well as in the management of the assets of a Portfolio.

With respect to the Aggressive Growth Portfolio, it is anticipated that Alger, Inc., an affiliate of Alger Management, will serve as the Portfolio's broker in effecting substantially all of the Aggressive Growth Portfolio's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC.


With respect to the Short-to-Intermediate Government and Balanced Portfolios, it is anticipated that AEGON Management may occasionally place portfolio business with ISI and AEGON USA Securities, Inc., affiliated brokers of the Investment Adviser and AEGON Management.


The other Sub-Advisers may also from time to time place portfolio brokerage with their affiliates in accordance with SEC regulations.


                               OTHER INFORMATION


/diamond/JOINT TRADING ACCOUNTS

Subject to approval by the Fund's Board, the Growth, Bond and Global Portfolios may transfer uninvested cash balances on a daily basis into certain joint trading accounts. Assets in the joint trading accounts are invested in money market instruments. All other participants in the joint trading accounts will be other clients, including registered mutual fund clients, of Janus Capital or its affiliates. The Growth, Bond and Global Portfolios will participate in the joint trading accounts only to the extent that the investments of the joint trading accounts are consistent with each Portfolio's investment policies and restrictions. Janus Capital anticipates that the investment made by a Portfolio through the joint trading accounts will be at least as advantageous to that Portfolio as if the Portfolio had made such investment directly. (See "Management of the Fund - The Sub-Advisers" in the SAI.)


/diamond/PERSONAL SECURITIES TRANSACTIONS

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.


/diamond/PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolios are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Policies and the Annuity Contracts. Such charges are described in the respective prospectuses for the Policies and the Annuity Contracts.


/diamond/VALUATION OF SHARES

Each Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio.

Except for money market instruments maturing in 60 days or less, securities held by Portfolios other than the Money Market Portfolio are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Investment Adviser or Sub-Adviser under the supervision of the Fund's Board. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. (See the SAI for details.)

The Fund's Board has determined that the most appropriate method for valuing the securities of the Money Market Portfolio is the amortized cost method. Under this method, the net asset value of Portfolio shares is expected to remain at a constant $1.00 per share, although there can be no assurance that the Portfolio will be able to maintain a stable net asset value. (See the SAI for details concerning the amortized cost valuation method, including the conditions under which it may be used.)


/diamond/THE FUND AND ITS SHARES

The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the SEC as a diversified, open-end, management investment company.

The Fund offers its shares only for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Shares may be offered to other life insurance companies in the future. Because Fund shares are sold to Separate Accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts and variable annuity Separate Accounts of the Life Companies to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyholders or to variable annuity contract owners. Any Life Company may notify the Fund's Board of a potential or existing conflict. The Fund's Board will then determine if a material conflict exists and what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyholders and those given by variable annuity contract owners. The Fund's Board might conclude that separate funds should be established for variable life and variable annuity Separate Accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate funds. As a result, variable life insurance policyholders and variable annuity contract owners would no longer have the economies of scale typically resulting from a larger combined fund.

The Fund offers a separate class of Common Stock for each Portfolio. All shares of a Portfolio have equal voting rights, but only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio. Each of the issued and outstanding shares of a Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the Portfolio remaining after satisfaction of outstanding liabilities. The shares of a Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights. The holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they so choose. In such event, holders of the remaining shares would not be able to elect any directors.

Only the Separate Accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Fund's shares held in the Separate Accounts, including Fund shares which are not attributable to Policyholders, at meetings of the Fund, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special Policyholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Fund's shares in their own right, they may elect to do so. The rights of Policyholders are described in more detail in the prospectuses or disclosure documents for the Policies and the Annuity Contracts, respectively.


/diamond/REPORTS TO POLICYHOLDERS

The fiscal year of each Portfolio ends on December 31 of each year. The Fund will send to the Portfolios' Policyholders, at least semi-annually, reports showing the Portfolios' composition and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to Policyholders each year.

/diamond/CUSTODIAN AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, acts as Custodian and Dividend Disbursing Agent of the Portfolios' assets.


/diamond/ADDITIONAL INFORMATION

The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.


                             DISTRIBUTION AND TAXES

/diamond/DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Dividends from investment income of a Portfolio normally are declared daily and reinvested monthly in additional shares of the Portfolio at net asset value. Distributions of net realized capital gains from security transactions normally are declared and paid in additional shares of the Portfolio at the end of the fiscal year.


/diamond/TAXES

Each Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified under Subchapter M, a Portfolio is not subject to Federal income tax on that part of its investment company taxable income that it distributes to its Policyholders. Taxable income consists generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any and any net capital gain (the excess of net long-term capital gain over net short-term capital loss. It is each Portfolio's intention to distribute all such income and gains.

Shares of each Portfolio are offered only to the Separate Accounts, which are insurance company separate accounts that fund the Policies and the Annuity Contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and Annuity Contracts and the holders thereof, see "Federal Tax Matters" included in the respective prospectuses for the Policies and the Annuity Contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each Portfolio. Each Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. These limitations apply to each Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor", described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Policies and the Annuity Contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the Policies and the Annuity Contracts.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting a Portfolio and its Policyholders; see the SAI for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                                  APPENDIX A

BRIEF EXPLANATION OF RATING CATEGORIES


                                 BOND RATING        EXPLANATION
                                 ------------       ------------
STANDARD & POOR'S CORPORATION     AAA                Highest rating; extremely strong capacity to pay principal and interest.

                                  AA                 High quality; very strong capacity to pay principal and interest.

                                  A                  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                                  BBB                Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

                                  BB,B, and          Predominantly speculative with respect to the issuer's capacity to meet
                                  CC,CC,C            required interest and principal payments. BB - lowest degree of speculation;
                                                     C- the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

                                   D                 In default.


PLUS (+) OR MINUS (-) - The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.



MOODY'S INVESTORS SERVICE, INC.    Aaa               Highest quality, smallest degree of investment risk.

                                   Aa                High quality; together with Aaa bonds, they compose the high-grade bond group.

                                   A                 Upper-medium grade obligations; many favorable investment attributes.

                                   Baa               Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

                                   Ba                More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

                                   B                 Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                                   Caa               Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                                   Ca                Speculative in a high degree; could be in default or have other marked short-
                                                     comings.

                                   C                 Lowest-rated; extremely poor prospects of ever attaining investment standing.

UNRATED - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                              WRL SERIES FUND, INC.

                               OFFICE OF THE FUND:
                              WRL Series Fund, Inc.
                               201 Highland Avenue
                            Largo, Florida 33770-2597
                                 (800) 851-9777
                                 (813) 585-6565

      INVESTMENT ADVISER:                      CUSTODIAN:
 WRL Investment Management, Inc.      Investors Bank & Trust Company
      201 Highland Avenue                   89 South Street
      Largo, FL 33770-2597                  Boston, MA 02111




     DISTRIBUTOR:           INDEPENDENT ACCOUNTANTS:            TRANSFER AGENT:
----------------------      -----------------------       ----------------------------
 InterSecurities, Inc.       Price Waterhouse LLP         WRL Investment Services, Inc.
 201 Highland Avenue             1055 Broadway                201 Highland Avenue
 Largo, FL 33770-2597        Kansas City, MO 64105           Largo, FL 33770-2597




                                 SUB-ADVISERS:
JANUS CAPITAL CORPORATION                               AEGON USA INVESTMENT MANAGEMENT, INC.
100 Fillmore Street                                     4333 Edgewood Road, N.E.
Denver, CO 80206                                        Cedar Rapids, IA 52499

LUTHER KING CAPITAL MANAGEMENT CORPORATION              DEAN INVESTMENT ASSOCIATES
301 Commerce Street                                     2480 Kettering Tower
Fort Worth, TX 76102                                    Dayton, OH 45423-2480

FEDERATED INVESTMENT COUNSELING                         FRED ALGER MANAGEMENT, INC.
Federated Investors Tower                               75 Maiden Lane
Pittsburgh, PA 15222-3779                               New York, NY 10038

C.A.S.E. MANAGEMENT, INC.                               VAN KAMPEN AMERICAN CAPITAL ASSET
2255 Glades Road                                        MANAGEMENT, INC.
Suite 221-A                                             One Parkview Plaza
Boca Raton, FL 33431                                    Oakbrook Terrace, IL 60181

J.P. MORGAN INVESTMENT MANAGEMENT INC.                  NWQ INVESTMENT MANAGEMENT COMPANY, INC.
522 Fifth Avenue                                        655 South Hope Street
New York, NY 10036                                      11th Floor
                                                        Los Angeles, CA 90017
MERIDIAN INVESTMENT MANAGEMENT CORPORATION
12835 East Arapahoe Road                                GE INVESTMENT MANAGEMENT INCORPORATED
Tower II, Penthouse                                     3003 Summer Street
Englewood, CO 80112                                     Stamford, CT 06905



                SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED
                                 Edinburgh Park
                          Edinburgh EH12 9SE, Scotland


      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH
INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE
 OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE
                                   UNLAWFUL.

                             WRL SERIES FUND, INC.
                          AGGRESSIVE GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                        INTERNATIONAL EQUITY PORTFOLIO
                               GLOBAL PORTFOLIO
                               GROWTH PORTFOLIO
                                C.A.S.E. GROWTH
                             U.S. EQUITY PORTFOLIO
                            VALUE EQUITY PORTFOLIO
                            GLOBAL SECTOR PORTFOLIO
                      TACTICAL ASSET ALLOCATION PORTFOLIO
                       STRATEGIC TOTAL RETURN PORTFOLIO
                           GROWTH & INCOME PORTFOLIO
                              BALANCED PORTFOLIO
                                BOND PORTFOLIO
                  SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO
                            MONEY MARKET PORTFOLIO


                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the WRL Series Fund, Inc. (the "Fund") Prospectus. A copy of the Prospectus may be obtained from the Fund by writing the Fund at 201 Highland Avenue, Largo, Florida 33770-2597 or by calling the Fund at (800) 851-9777.

                              Investment Adviser:


                        WRL INVESTMENT MANAGEMENT, INC.

                                 Sub-Advisers:


                          FRED ALGER MANAGEMENT, INC.
              VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
               SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED
                     GE INVESTMENT MANAGEMENT INCORPORATED
                           JANUS CAPITAL CORPORATION
                           C.A.S.E. MANAGEMENT, INC.
                    NWQ INVESTMENT MANAGEMENT COMPANY, INC.
                          DEAN INVESTMENT ASSOCIATES
                  MERIDIAN INVESTMENT MANAGEMENT CORPORATION
                  LUTHER KING CAPITAL MANAGEMENT CORPORATION
                        FEDERATED INVESTMENT COUNSELING
                     AEGON USA INVESTMENT MANAGEMENT, INC.
                    J.P. MORGAN INVESTMENT MANAGEMENT INC.

The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1997.

                              TABLE OF CONTENTS


                                                    PAGE IN THIS STATEMENT      CROSS-REFERENCE
                                                            OF                        TO
                                                    ADDITIONAL INFORMATION      PAGE IN PROSPECTUS
                                                    ----------------------      ------------------

INVESTMENT OBJECTIVES AND POLICIES                          1                              9

Investment Restrictions                                     1                             29

 Aggressive Growth Portfolio                                1                             16
 Emerging Growth Portfolio                                  2                             16
 International Equity Portfolio                             3                             17
 Global Portfolio                                           5                             18
 Growth, C.A.S.E. Growth and Bond Portfolios                6                             19;27
 U.S. Equity Portfolio                                      7                             20
 Value Equity Portfolio                                     9                             22
 Global Sector Portfolio                                   10                             22
 Tactical Asset Allocation Portfolio                       11                             23
 Strategic Total Return Portfolio                          12                             24
 Growth & Income Portfolio                                 13                             25
 Balanced Portfolio                                        15                             26
 Short-to-Intermediate Government Portfolio                16                             27
 Money Market Portfolio                                    17                             28

Investment Policies                                        18                             29

 Lending                                                   18                             30
 Borrowing                                                 19                             30
 Foreign Securities                                        19                             36
 Investment Funds (International Equity Portfolio)         19                             N/A
 Repurchase and Reverse Repurchase
  Agreements                                               20                             34
 U.S. Government Securities                                20                             35
 Non-Investment Grade Debt Securities                      20                             40
 Convertible Securities                                    21                             33
 Investments in Futures, Options and Other
  Derivative Instruments                                   21                             37
 Zero Coupon, Pay-In-Kind and Step Coupon
  Securities                                               32                             40
 Warrants and Rights                                       33                             41
 Mortgage-Backed Securities                                33                             39
 Asset-Backed Securities                                   34                             39
 Pass-Through Securities                                   34                             39
 Other Income Producing Securities                         35                             34
 Illiquid and Restricted/144A Securities                   35                             37
 Other Investment Companies                                36                             31
 Quality and Diversification Requirements (Money
  Market Portfolio)                                        36                            N/A
 Bank and Thrift Obligations                               37                             35

                              TABLE OF CONTENTS



                                            PAGE IN THIS STATEMENT    CROSS-REFERENCE
                                                      OF                   TO
                                            ADDITIONAL INFORMATION    PAGE IN PROSPECTUS
                                            ----------------------    ------------------
Management of the Fund                            38                       41

 Directors and Officers                           38                       41
 The Investment Adviser                           40                       41
 The Sub-Advisers                                 43                       44

Portfolio Transactions and Brokerage              46                       50

 Portfolio Turnover                               46                       29
 Placement of Portfolio Brokerage                 47                       50

Purchase and Redemption of Shares                 50                       50
 Determination of Offering Price                  50                       50
 Net Asset Valuation                              50                       51

Calculation of Performance Related
     Information                                  50                       11
 Total Return                                     50                       12
 Yield Quotations                                 51                       12
 Yield Quotations - Money Market Portfolio        51                       12

Taxes                                             52                       52

Capital Stock of the Fund                         54                       51

Registration Statement                            54                       N/A

Financial Statements                              54                       51

Other Information                                 54                       52

Appendix A - Description of Portfolio
     Securities                                   A-1                      31

                       INVESTMENT OBJECTIVES AND POLICIES


The investment objectives of the Aggressive Growth Portfolio, Emerging Growth Portfolio, International Equity Portfolio, Global Portfolio, Growth Portfolio, C.A.S.E. Growth Portfolio, U.S. Equity Portfolio, Value Equity Portfolio, Global Sector Portfolio,Tactical Asset Allocation Portfolio, Strategic Total Return (formerly Equity- Income) Portfolio, Growth & Income (formerly Utility) Portfolio, Balanced Portfolio, Bond Portfolio, Short-to-Intermediate Government Portfolio, and Money Market Portfolio, (a "Portfolio" or collectively, the "Portfolios") of the Fund are described in the Portfolios' Prospectus. Shares of the Portfolios are sold only to the separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and to separate accounts of certain of its affiliated life insurance companies (collectively, the "Separate Accounts") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts").


As indicated in the Prospectus, each Portfolio's investment objective and, unless otherwise noted, their investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the Policies or of the Annuity Contracts (collectively, "Policyholders"). A change in the investment objectives or policies of a Portfolio may result in the Portfolio having investment objectives or policies different from those which a Policyholder deemed appropriate at the time of investment.


As indicated in the Prospectus, each Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of a Portfolio are represented or (ii) more than 50% of the outstanding shares of a Portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the Fund's investments, including the Fund's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a Portfolio's investments meet additional diversification or other requirements.



INVESTMENT RESTRICTIONS

/DIAMOND/ AGGRESSIVE GROWTH PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

       2. Purchase any securities that would cause more than 25% of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

       3. Invest in commodities except that the Portfolio may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in aggregate initial margin and premiums.

       4. Purchase or sell real estate or real estate limited partnerships, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

       5. Make loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not sell securities short or purchase securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

       (B) The Portfolio may not invest in securities of other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

       (C) The Portfolio may not pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets except as noted in (E) below. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

       (D) The Portfolio may not borrow money, except that the Portfolio may borrow from banks for investment purposes as set forth in the Prospectus. Immediately after any borrowing, including reverse repurchase agreements, the Portfolio will maintain asset coverage of not less than 300% with respect to all borrowings.

       (E) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

       (F) The Portfolio may not invest in companies for the purpose of exercising control or management.

       (G) The Portfolio may not issue senior securities, except that the Portfolio may borrow from banks for investment purposes so long as the Portfolio maintains the required coverage.


/DIAMOND/ EMERGING GROWTH

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

       3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities).

       4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

       5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.


       (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

       (C) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

       (D) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.

       (E) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements.

       (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

       (G) The Portfolio may not invest in companies for the purpose of exercising control or management.

       (H) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

       (I) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 20% of the Portfolio's total assets would be invested in such securities.


/DIAMOND/ INTERNATIONAL EQUITY PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.


       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances. For purposes of this restriction, (a) the government of a country, other than the United States, will be viewed as one industry; and (b) all supranational organizations together will be viewed as one industry.


       3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

       4. Invest directly in real estate or interests in real estate; however, the Portfolio may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses.

       5. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

       (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

       (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

       (D) The Portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the Portfolio in GEI Short-Term Investment Fund, a private investment fund advised by GE Investment Management Incorporated ("GEIM"), created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolio and other accounts advised by GEIM or General Electric Investment Corporation ("GEIC"), are not subject to this restriction, pursuant to and in accordance with necessary regulatory approvals.

       (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.


       (F) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 331/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 331/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.


       (G) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

       (H) The Portfolio may not invest in companies for the purpose of exercising control or management.

       (I) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.


With respect to investment restriction 2. above, the Portfolio may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other Portfolio holdings, the Portfolio may use the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission ("SEC") and Bloomberg Inc. In addition, the Portfolio may select its own industry classifications, provided such classifications are reasonable.


/DIAMOND/GLOBAL PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. (a) With respect to 75% of the Portfolio's assets, invest in the securities (other than Government securities as defined in the 1940 Act) of any one issuer if immediately thereafter, more than 5% of the Portfolio's total assets would be invested in securities of that issuer; or (b) with respect to 100% of the Portfolio's assets, own more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to Government securities, bank money market instruments or bank repurchase agreements.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

       3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

       4. Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

       5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).


       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

       Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

       (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

       (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.


       (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

       (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

       (F) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

       (G) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

       (H) The Portfolio may not invest in companies for the purpose of exercising control or management.

       (I) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.


/DIAMOND/ GROWTH PORTFOLIO, C.A.S.E. GROWTH PORTFOLIO AND BOND PORTFOLIO

A Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

       2. Invest more than 25% (15% for C.A.S.E. Growth Portfolio) of the value of the Portfolio's assets in any particular industry (other than Government securities).

       3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

       4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

       5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

       6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, the Portfolios have adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) A Portfolio may not, as a matter of non- fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

       (B) A Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

       (C) A Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

       (D) A Portfolio may not purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

       (E) A Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

       (F) A Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.


       (G) A Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the Portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

       (H) A Portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

       (I) A Portfolio may not invest in companies for the purpose of exercising control or management.

       (J) A Portfolio may not issue senior securities, except as permitted by the 1940 Act.


/DIAMOND/ U.S. EQUITY PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

       2. Purchase any security that would cause more than 25% of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities (as defined in the 1940 Act). For purposes of this restriction, (a) the government of a country, other than the United States, will be viewed as one industry; and
(b) all supranational organizations together will be viewed as one industry.

       3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

       4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real- estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

       5. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.


       7. Borrow money or issue senior securities (as defined in the 1940 Act), except that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) in an aggregate amount not exceeding 331/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of the Portfolio's total assets are outstanding, the Portfolio will not purchase securities.


Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount of the securities sold short.

       (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for clearance of transactions. (For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by the Portfolio.)

       (C) The Portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the Portfolio in GEI Short-Term Investment Fund, a private investment fund advised by GEIM, created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolio and other accounts advised by GEIM or GEIC are not subject to this restriction, pursuant to and in accordance with necessary regulatory approvals.

       (D) The Portfolio may not invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by the Portfolio within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. This Restriction does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

       (E) The Portfolio may not purchase restricted securities if more than 10% of the total assets of the Portfolio would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant the Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities), that have been determined to be liquid under guidelines established by the Fund's Board of Directors. In no event, will the Portfolio's investment in illiquid and non-publicly traded securities, in the aggregate, exceed 15% of its net assets.

       (F) The Portfolio may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to Portfolio securities would be deemed to constitute such control.

       (G) The Portfolio may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that the Portfolio may purchase and sell covered put and call options on securities and stock indexes, and futures contracts and options on futures contracts.

With respect to investment restriction 2. above, the Portfolio may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other Portfolio holdings, the Portfolio may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Portfolio may select its own industry classifications, provided such classifications are reasonable.

/DIAMOND/ VALUE EQUITY PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.


       3. Make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or (ii) by lending the Portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.


       4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

       5. Purchase or sell real estate or real estate limited partnerships (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not purchase on margin or sell short.

       (B) The Portfolio may not invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

       (C) The Portfolio may not invest in companies for the purpose of exercising control or management.

       (D) The Portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

       (E) The Portfolio may borrow money only from banks for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 10% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

       (F) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

       (G) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.



/DIAMOND/ GLOBAL SECTOR PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to seventy-five percent (75%) of the Portfolio's total assets, purchase the securities of any one issuer, except cash items and "government securities" as defined under the 1940 Act, if the purchase would cause the Portfolio to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

       2. Borrow money from banks or issue senior securities (as defined in the 1940 Act), except that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 331/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 331/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 331/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

       3. Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

       4. Purchase or sell physical commodities other than gold or foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

       5. Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.


       7. Invest more than 25% of the value of its total assets in any particular industry (other than government securities).

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Portfolio and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Portfolio, or (ii) enter into any futures contracts if the aggregate net amount of the Portfolio's commitments under outstanding futures contracts positions of the

Portfolio would exceed the market value of the total assets of the Portfolio.

       (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

       (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

       (D) The Portfolio may not (i) purchase securities of closed-end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds, funds that are the only practical means, or one of the few practical means, of investing in a particular emerging country, or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.


       (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

       (F) The Portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of: (i) repurchase agreements not entitling the holder to payment of principal and interest within seven days, and (ii) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Directors, or the Portfolio's Sub-Adviser acting pursuant to authority delegated by the Board of Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act, or any successor to such rule. According to the determination, such securities would not be subject to the foregoing limitation.

       (G) The Portfolio may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to Portfolio securities would be deemed to constitute such control.

With respect to investment restriction (F) above, the Fund's Board of Directors has delegated to the Sub-Adviser the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act, or any successor to such rule and that such securities are not subject to such restriction. Under guidelines established by the Board of Directors, the Sub-Adviser will consider the following factors, among others, in making this determination: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).


/DIAMOND/ TACTICAL ASSET ALLOCATION PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

       3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

       4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

       5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

       (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

       (C) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

       (D) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets.

       (E) The Portfolio may not invest in companies for the purpose of exercising control or management.

       (F) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

       (G) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the Portfolio's total assets would be invested in such securities. See "Foreign Securities", p. 19.

       (H) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in excess of 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

/DIAMOND/ STRATEGIC TOTAL RETURN PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

       3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities).

       4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

       5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.


Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

       (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

       (C) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

       (D) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to margin or guarantee positions in options, futures contracts and options on futures contracts or placed in a segregated account in connection with such contracts.

       (E) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

       (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

       (G) The Portfolio may not invest in companies for the purpose of exercising control or management.

       (H) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

       (I) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the Portfolio's total assets would be invested in such securities.

/DIAMOND/ GROWTH & INCOME PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase
(a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

       2. Purchase or sell commodities. However, the Portfolio may purchase put options on portfolio securities and on financial futures contracts. In addition, the Portfolio reserves the right to hedge the Portfolio by entering into financial futures contracts and to sell calls on financial futures contracts.

       3. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

       4. Lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Portfolio's investment objective and policies.

       5. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of restricted securities which the Portfolio may purchase pursuant to its investment objective and policies.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio will not sell securities short unless: (i) during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

       (B) The Portfolio will not purchase securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

       (C) The Portfolio will not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

       (D) The Portfolio will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolio will not purchase any securities while any borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

       (E) The Portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the Portfolio will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the Portfolio's best interest. From time to time, the Portfolio, together with other investment companies advised by affiliates or subsidiaries of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the Portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested.

       (F) The Portfolio will not issue senior securities, except that the Portfolio may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

       (G) The Portfolio will not purchase the securities of any issuer (other than the U.S.

Government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the Portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

       (H) The Portfolio will not write call options on securities unless the securities are held in the Portfolio's portfolio or unless the Portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Portfolio will not purchase put options on securities unless the securities are held in the Portfolio's portfolio.

/DIAMOND/ BALANCED PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

       3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

       4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

       5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchase of commercial paper or debt securities).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

       (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

       (C) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

       (D) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets.

       (E) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in excess of 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

       (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

       (G) The Portfolio may not invest in companies for the purpose of exercising control or management.

       (H) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

       (I) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the Portfolio's total assets would be invested in such securities. See "Foreign Securities", p. 19.

/DIAMOND/ SHORT-TO-INTERMEDIATE

          GOVERNMENT PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. (a) With respect to 75% of the Portfolio's assets, invest in the securities (other than Government securities as defined in the 1940 Act) of any one issuer if immediately thereafter, more than 5% of the Portfolio's total assets would be invested in securities of that issuer; or (b) with respect to 100% of the Portfolio's assets, own more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to Government securities, bank money market instruments or bank repurchase agreements.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

       3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities).

       4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

       5. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

       (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

       (C) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

       (D) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements.

       (E) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements.

       (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

       (G) The Portfolio may not invest in companies for the purpose of exercising control or management.

       (H) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

       (I) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the Portfolio's total assets would be invested in such securities. See "Foreign Securities," p. 19.

/DIAMOND/ MONEY MARKET PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

       2. Invest more than 25% of the value of the Portfolio's assets in any particular industry (other than Government securities or obligations of U.S. branches of U.S. banks).

       3. Purchase or sell physical commodities unless acquired as a result of ownership of securities.

       4. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate (including real estate limited partnerships), commodities, or commodity contracts or interest in oil, gas or mineral exploration or development programs or leases. However, the Portfolio may purchase debt securities or commercial paper issued by companies which invest in real estate or interest therein, including real estate investment trusts.

       5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

       6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

       (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

       (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

       (D) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or the segregation of assets in connection with such transactions.

       (E) The Portfolio may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

       (F) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger.

       (G) The Portfolio may not invest in companies for the purpose of exercising control or management.

       (H) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

Except with respect to borrowing money, if a percentage limitation set forth above in the investment restrictions for each Portfolio is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of a Portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require a Portfolio's investments in foreign securities to meet additional diversification and other requirements.

/DIAMOND/ INVESTMENT POLICIES

This section explains certain other Portfolio policies, subject to each Portfolio's investment restrictions. PLEASE CAREFULLY REVIEW THE "INVESTMENT RESTRICTIONS" FOR EACH PORTFOLIO LISTED ABOVE. (For a complete discussion of each Portfolio's investment policies and restrictions, please refer to the Fund's Prospectus for these Portfolios.)

/DIAMOND/ LENDING

Each of the Portfolios may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each Portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each Portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each Portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.

Securities loaned by a Portfolio remain subject to fluctuations in market value. A Portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the Portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Portfolio may also incur expenses in enforcing its rights. If a Portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

The Growth, Bond, Global, International Equity, Short-to-Intermediate Government, Emerging Growth and Strategic Total Return Portfolios may also lend (or borrow) money to other funds that are managed by their respective Sub-Adviser, provided each Portfolio seeks and obtains permission from the SEC. (See "Other

Investment Policies And Restrictions - Borrowing" in the Fund's Prospectus.)

/DIAMOND/ BORROWING

Subject to its investment restrictions, each Portfolio may borrow money from banks for temporary or emergency purposes. (The Aggressive Growth Portfolio may also borrow for investment purposes.) For a complete discussion of Portfolio borrowing, see "Other Investment Policies And Restrictions - Borrowing" in the Fund's Prospectus.

/DIAMOND/ FOREIGN SECURITIES

Subject to the limitations set forth above, a Portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It is possible that market quotations for foreign securities will not be readily available. In such event, these securities shall be valued at fair market value as determined in good faith by the Sub-Adviser for each Portfolio under the supervision of the Board of Directors. If it should become necessary, a Portfolio could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs with respect to foreign securities may be higher. The Portfolio's Investment Adviser and each Sub- Adviser will consider these and other factors before investing in foreign securities.

A Portfolio may also purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. A Portfolio may also invest in American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") and other types of receipts of shares evidencing ownership of the underlying foreign security.

FOREIGN EXCHANGE TRANSACTIONS. To the extent a Portfolio invests directly in foreign securities, a Portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a Portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a Portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a Portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions. For a more detailed explanation regarding the special risks of investing in foreign securities, see "Portfolio Securities And Risk Factors - Foreign Securities" and "Portfolio Securities And Risk Factors - Foreign Bank Obligations" in the Fund's Prospectus.

/DIAMOND/ INVESTMENT FUNDS (INTERNATIONAL EQUITY PORTFOLIO)

The International Equity Portfolio may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Adviser), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

/DIAMOND/ REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to a Portfolio's investment restrictions and Policies, a Portfolio may enter into repurchase or reverse repurchase agreements.

In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. A Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by a Portfolio's Sub-Adviser. (See "Repurchase and Reverse Repurchase Agreements", in the Fund's Prospectus.)

In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that the Portfolio's Sub-Adviser deems creditworthy.

/DIAMOND/ U.S. GOVERNMENT SECURITIES

Subject to a Portfolio's investment restrictions or policies, a Portfolio may invest in U.S. Government obligations which generally include direct obligation of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that the Portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association ("FNMA").

/DIAMOND/ NON-INVESTMENT GRADE DEBT SECURITIES

Subject to limitations set forth in a Portfolio's investment policies, a Portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Corporation ("S&P") (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix A in the Prospectus for a description of debt security ratings.)

Before investing in any lower-grade debt securities, a Portfolio's Sub-Adviser will determine that such investments meet the Portfolio's investment objective and that the lower-grade debt securities ratings are supported by an internal credit review, which the Portfolio's Sub-Adviser will conduct in each such instance. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower- grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each Portfolio's investment policies is determined immediately after the Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policies.

/DIAMOND/ CONVERTIBLE SECURITIES

Subject to any investment limitations set forth in a Portfolio's policies or investment restrictions, a Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS (Preferred Equity Redeemable Stock, into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.

Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a Portfolio may invest are subject to the same rating criteria as the Portfolio's investment in non-convertible debt securities.

/DIAMOND/ INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE
          INSTRUMENTS

The following investments are subject to limitations as set forth in each Portfolio's investment restrictions and policies:

FUTURES CONTRACTS. A Portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it buys or sells futures contracts.

When a Portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally will not be made other than to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Portfolio's Sub-Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM's with which the Portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

Although a Portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the Portfolio's open futures obligations, the segregated assets would be available to the Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the Portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a Portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the Portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby preventing a Portfolio's net asset value from declining as much as it otherwise would have. A Portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to the futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a Portfolio's Sub-Adviser still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each Portfolio's Sub-Adviser believes that use of such contracts can benefit a Portfolio, if the Sub- Adviser's investment judgment is incorrect, a Portfolio's overall performance could be worse than if the Portfolio had not entered into futures contracts. For example, if a Portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the Portfolio and prices increase instead, the Portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Portfolio's futures positions. In addition, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a Portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly the Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the Portfolio's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a Portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

Each Portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that a Portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

OPTIONS ON FUTURES CONTRACTS. A Portfolio may buy and write options on futures contracts. An option on a futures contract gives the Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities" on page 27. Transactions in options on futures contracts will generally not be made other than to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the process of securities which the Portfolio is considering buying at a later date.

The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, the portfolio will incur loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increase by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contact to attempt to hedge the Portfolio's securities against the risk of falling prices.

The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A Portfolio may invest in forward currency contracts with stated contract values of up to the value of the Portfolio's assets.

A Portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A Portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in or exposed to fluctuations in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

Additionally, when a Portfolio's Sub-Adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the Portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the Portfolio's Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

In any of the above circumstances a Portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when a Portfolio's Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the Portfolio are denominated ("cross-hedge"). For example, if a Portfolio's Sub-Adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a Portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the Portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a Portfolio's currency exposure from one foreign currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Portfolio if the Portfolio's Sub-Adviser's projection of future exchange rates is inaccurate.

A Portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a Portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a Portfolio may buy call options permitting the Portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the Portfolio may buy put options permitting the Portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the Portfolio's assets.

Also, with regard to a Portfolio's use of cross- hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are subject of the cross-hedging transactions are denominated.

OPTIONS ON FOREIGN CURRENCIES. A Portfolio may buy put and call options and may write covered put and call options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a Portfolio's option position, the Portfolio could sustain losses on transactions in foreign currency options which would require that the Portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the Portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

A Portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to- market daily.

A Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the Portfolio's Sub-Adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at the time when the Portfolio's Sub- Adviser believes it would be advantageous for the Portfolio to do so.

OPTIONS ON SECURITIES. In an effort to reduce fluctuations in net asset value, a Portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter ("OTC"). A Portfolio also may write call options that are not covered for cross-hedging purposes. A Portfolio may write and buy options on the same types of securities that the Portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a Portfolio's writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a Portfolio is "covered" if the Portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high- grade liquid assets in a segregated account with its custodian.

A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating with its custodian cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to- market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the Portfolio's Sub- Adviser believes that writing the option would achieve the desired hedge.

If a put or call option written by a Portfolio was exercised, the Portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a Portfolio desires to sell a particular security on which the Portfolio has written a call option, the Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A Portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a Portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy- and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A Portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may buy call options to attempt to hedge against an increase in the price of securities that the Portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

In purchasing an option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a Portfolio were permitted to expire without being sold or exercised, the Portfolio would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a Portfolio's investments from interest rate or currency exchange rate fluctuations, a Portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. A Portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the Portfolio may consider buying at a later date. A Portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets in which they are entered into. A Portfolio will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Fund's custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would segregate assets in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A Portfolio's Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-Advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (I.E., writes) caps and floors, it will segregate with the custodian cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in each Portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. A Portfolio may buy and sell (I.E., write) caps and floors without limitation, subject to the segregated account requirement described above.

In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each Portfolio's Sub- Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A Sub-Adviser may use these opportunities to the extent they are consistent with each Portfolio's respective investment objective and are permitted by each Portfolio's respective investment limitations and applicable regulatory requirements.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a Portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange- traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio, the inability of the Portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a Portfolio will be able to use those instruments effectively for the purposes set forth above.

In connection with certain of its hedging transactions, assets must be segregated with the

Fund's custodian bank to ensure that the Portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the Portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Portfolio's assets could impede implementation of the Portfolio's investment policies or the Portfolio's ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.


/DIAMOND/ ZERO COUPON, PAY-IN-KIND AND
          STEP COUPON SECURITIES

Subject to any limitations set forth in the policies and investment restrictions for a Portfolio, a Portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in- kind securities can be very volatile when interest rates change.

Current Federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, each Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a Portfolio's expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

/DIAMOND/ WARRANTS AND RIGHTS

Subject to its investment limitations, a Portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

/DIAMOND/ MORTGAGE-BACKED SECURITIES

A Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

/DIAMOND/ ASSET-BACKED SECURITIES

Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (E.G., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A Portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.

/DIAMOND/ PASS-THROUGH SECURITIES

Subject to a Portfolio's investment restrictions and policies, a Portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass- through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.

/DIAMOND/ OTHER INCOME PRODUCING
          SECURITIES

Subject to each Portfolio's investment restrictions and policies, other types of income producing securities that a Portfolio may purchase include, but are not limited to, the following types of securities:

       VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long- term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

       STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the Portfolio at a specified price.

       TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

       INVERSE FLOATERS. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. A Portfolio will not invest more than 5% of its assets in inverse floaters.

See "Debt Securities And Fixed-Income Investing," in the Fund's Prospectus for a description of risks involved with these securities.

A Portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A in this Statement of Additional Information regarding income producing securities in which a Portfolio may invest.)

/DIAMOND/ ILLIQUID AND RESTRICTED/144A SECURITIES

A Portfolio may invest up to 15% (the Money Market Portfolio may only invest up to 10%) of its net assets in illiquid securities (I.E., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a Portfolio could, however, adversely affect the marketability of such portfolio security and the Portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Directors has authorized each Portfolio's Sub-Adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Directors. Under the guidelines, the Portfolio's Sub-Adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The Portfolio may be restricted in its ability to sell such securities at a time when a Portfolio's Sub- Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Portfolio may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

/DIAMOND/ OTHER INVESTMENT COMPANIES

In accordance with certain provisions of the 1940 Act, certain Portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The 1940 Act also provides that a Portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A Portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invest, in addition to the investment advisory fee and expenses paid by the Portfolio. However, if the Growth, Bond or Global Portfolio invests in a Janus money market fund, Janus Capital will remit to such Portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the Portfolio's assets.

The International Equity and U.S. Equity Portfolios may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the International Equity and U.S. Equity Portfolios in GEI Short-Term Investment Fund, an investment fund advised by GEIM, created specifically to serve as a vehicle for the collective investment of cash balances of these Portfolios and
other    accounts advised by GEIM or GEIC, is not considered an investment in another investment company for purposes of these restrictions. The GEI Short-Term Investment Fund is not registered with the SEC as an investment company.

/DIAMOND/ QUALITY AND DIVERSIFICATION REQUIREMENTS (MONEY MARKET PORTFOLIO)

For the purpose of maintaining a stable net asset value per share, the Money Market Portfolio will (i) limit its investment in the securities (other than U.S. Government securities and securities that benefit from certain types of credit enhancement arrangements) of any one issuer to no more than 5% of its total assets, measured at the time of purchase, except at any time for an investment in a single issuer of up to 25% of the Portfolio's total assets held for not more than three business days; and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in Appendix A to the Fund's Prospectus. The Portfolio may also purchase unrated securities that are of comparable quality to the rated securities described above as determined by the Board of Directors. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

In addition, the Board of Directors of the Fund has adopted procedures which (i) require the Fund's Directors to approve or ratify purchases by the Portfolio of securities (other than U.S. Government securities) that are rated by only one NRSRO or that are unrated; (ii) require the Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than 13 months; and (iii) require the Portfolio, in the event of certain downgrading of or defaults on portfolio holdings, to dispose of the holdings, subject in certain circumstances to a finding by the Fund's Directors that disposing of the holding would not be in the Portfolio's best interest.

/DIAMOND/ BANK AND THRIFT OBLIGATIONS

Bank and thrift obligations in which a Portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Bank and thrift obligations in which the Portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by Federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to Federal examination and to a substantial body of Federal law regulation. As a result of Federal and state laws and regulations, federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

A Portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are Federally insured, provided the obligation of any single institution does not exceed the Federal insurance coverage of the obligation, presently $100,000.

MANAGEMENT OF THE FUND

/DIAMOND/ DIRECTORS AND OFFICERS

The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo, Florida
   33771. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Series Fund, former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/30), 35 Winston Drive, Clearwater,
   Florida 34616. Retired (1988 - present); Senior Vice President, Treasurer (1966 - 1988), Western Reserve Life Assurance Co. of Ohio; Vice President, Treasurer (1968 - 1988), Director (1968 - 1987), Pioneer Western Corporation; Vice President of the Fund (1986 - December, 1990); Trustee of IDEX Series Fund, former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3.

RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard, Clearwater
   Beach, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1975 - present).

JOHN R. KENNEY (1, 2) CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB 2/8/
   38). Chairman of the Board of Directors (1982 - present), Chief Executive Officer (1982 - present), President (1978 - 1987 and December, 1992 - present), Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), Largo, Florida; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida; Chairman of the Board of Directors (February, 1997 - present) AEGON Asset Management Services, Inc., Largo, Florida; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988 - 1989), Director (1976 - February, 1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services), Largo, Florida; President and Director (1985 - 1990) and Director (December, 1990 - present); Idex Management, Inc. (investment adviser), Largo, Florida; Trustee (1987 - September, 1996), Chairman (December, 1989 - September, 1990 and November, 1990 - September, 1996) and President and Chief Executive Officer (November, 1986 - September, 1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Trustee and Chairman (September, 1996 - present) of IDEX Series Fund (investment companies) all of Largo, Florida.

G. JOHN HURLEY (1, 2) DIRECTOR AND EXECUTIVE VICE PRESIDENT (DOB 9/12/48). Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - January, 1997), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), Largo, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida; Director, President and Chief Executive Officer (February, 1997 - present) AEGON Asset Management Services, Inc., Largo, Florida; President and Chief Executive Officer (September, 1990
   - September, 1996), Trustee (June, 1990 - September, 1996) and Executive Vice President (June, 1988 - September, 1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Trustee, President and Chief Financial Officer (September, 1996 - present) of IDEX Series Fund; President, Chief Executive Officer and Director of InterSecurities, Inc. (May, 1988 - present); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 - August, 1992); Vice President of Pioneer Western Corporation (May, 1988 - February, 1991) (financial services), Largo, Florida.

ALLAN HAMILTON (1, 2) TREASURER, PRINCIPAL FINANCIAL OFFICER (DOB 11/26/56).
   Vice President and Controller (1987 - present), Treasurer (February 1997 - present), Assistant Vice President and Assistant Controller (1983 - 1987), Western Reserve Life Assurance Co. of Ohio; Vice President and Controller (1988 to February 1991), Pioneer Western Corporation (financial services), Largo, Florida.

REBECCA A. FERRELL (1, 2) SECRETARY, VICE PRESIDENT AND COUNSEL (DOB 12/10/60).
   Vice President and Associate General Counsel (March, 1997 - present), Assistant Vice President and Counsel (June, 1995 - March, 1997), Attorney (August, 1993 - June, 1995), Western Reserve Life Assurance Co. of Ohio; Vice President and Associate General Counsel (February, 1997 - present) AEGON Asset Management Services, Inc., Largo, Florida; Secretary, Vice President and Counsel of IDEX Series Fund (September, 1996 - present); Secretary and Assistant Vice President (March, 1994 - September, 1995), Secretary, Vice President and Counsel (September, 1995 - September, 1996) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Attorney (September, 1992 - August, 1993), Hearne, Graziano, Nader & Buhr, P.A.

ALAN M. YAEGER (1, 2) EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive Vice
   President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June, 1993) and Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc. (investment adviser) Largo, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida.

----------------
(1)  The principal business address is Western Reserve Life
     Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.

(2) Interested person as defined in the 1940 Act and affiliated person of Investment Adviser.

The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Advisers ("disinterested Director"). Each Director also receives $500, plus expenses, per each regular and special Board meeting attended. The table below shows each Portfolio's allocation of Directors' fees and expenses paid for the year ended December 31, 1996. The compensation table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1996.


               Director's Fees Paid - Year Ended December 31, 1996


PORTFOLIO                            AMOUNT PAID
----------------------------------   -------------
Aggressive Growth                       $3,498
Emerging Growth                          4,832
International Equity(1)                    N/A
Global                                   4,221
Growth                                   8,449
C.A.S.E. Growth                            123
U.S. Equity(1)                             N/A
Value Equity                               122
Global Sector                               19
Tactical Asset Allocation                  927
Strategic Total Return(2)                2,930
Growth & Income(3)                         508
Balanced                                   547
Bond                                     1,216
Short-to-Intermediate Government           182
Money Market                               330



----------------
(1) Portfolio had not commenced operations as of December 31, 1996.
(2) Prior to May 1, 1997, this Portfolio was named the Equity-Income Portfolio.
(3) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.

                                COMPENSATION TABLE



                                                                 PENSION OR
                                                                 RETIREMENT
                                                                  BENEFITS        TOTAL COMPENSATION
                                           AGGREGATE             ACCRUED AS     PAID TO DIRECTORS FROM
                                       COMPENSATION FROM           PART OF      WRL SERIES FUND, INC. AND
NAME OF PERSON, POSITION             WRL SERIES FUND, INC.     FUND EXPENSES*     IDEX SERIES FUND, INC.
----------------------------------- ------------------------  ---------------- ---------------------------
Peter R. Brown, Director                     $9,500                 0                $34,000
Charles C. Harris, Director                   9,500                 0                 34,000
Russell A. Kimball, Jr., Director             9,000                 0                  9,000

----------------
* The Plan became effective January 1, 1996.


Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, or IDEX Series Fund to a disinterested Director or Trustee on a current basis for services rendered as director. (IDEX Fund and IDEX Fund 3 were merged with and into the Growth Portfolio of IDEX II Series Fund on September 20, 1996, at which time IDEX II Series Fund was renamed IDEX Series Fund.) Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX Series Fund (without imposition of sales charge), as elected by the director. It is not anticipated that the Plan will have any impact on the Fund. As of April 1, 1997, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of Policies and Annuity Contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.


/DIAMOND/ THE INVESTMENT ADVISER

The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund - Investment Adviser" in the Prospectus.

WRL Investment Management, Inc. ("WRL Management") serves as the investment adviser to each Portfolio of the Fund pursuant to an Investment Advisory Agreement dated January 1, 1997 with the Fund. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is wholly-owned by First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each Portfolio of the Fund on December 16, 1996. The Investment Advisory Agreement provides that it will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. For further information about the management of each Portfolio of the Fund, see "The Sub-Advisers", on page 43-46.

Advisory Fee. The method of computing the investment advisory fee is fully described in the Fund's Prospectus. For the years ended December 31, 1996, 1995 and 1994, the Investment Adviser was paid fees for its services to each Portfolio in the following amounts (no information is included for the International Equity Portfolio and the U.S. Equity Portfolio as these Portfolios had not yet commenced operations as of December 31, 1996):

                                  Advisory Fees


                                              Year Ended December 31
                                  -----------------------------------------------
Portfolio                            1996             1995             1994
--------------------------------  --------------   --------------   -------------
Aggressive Growth(1)                $1,529,679       $  849,097      $  125,449
Emerging Growth                      2,985,089        1,838,573       1,262,170
Global Sector(4)(7)                     26,485              N/A             N/A
Global                               3,468,535        2,075,054       1,600,706
Growth                              11,137,321        7,847,750       6,850,340
C.A.S.E. Growth(2)                      83,931            5,519             N/A
Value Equity(4)                        111,557              N/A             N/A
Tactical Asset Allocation(3)         1,308,435          433,844             N/A
Strategic Total Return(5)            2,462,304        1,746,022       1,180,759
Growth & Income(1)(6)                  231,441          128,859          33,553
Balanced(1)                            315,419          195,339          67,043
Bond                                   474,926          409,862         407,667
Short-to-Intermediate Government       148,680          126,134         133,919
Money Market                           436,658          422,357         351,798
                                   -----------      -----------     -----------
  TOTAL                            $24,720,460      $16,078,410     $12,013,404
                                   ===========      ===========     ===========

----------------
(1) Portfolio commenced operations March 1, 1994.
(2) Portfolio commenced operations May 1, 1995.
(3) Portfolio commenced operations January 3, 1995.
(4) Portfolio commenced operations May 1, 1996.
(5) Prior to May 1, 1997, this Portfolio was named the Equity-Income Portfolio.
(6) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.
(7) Subject to shareholder approval, which will be sought on or about June 16, 1997, Meridian will receive monthly compensation from the Investment Adviser at the annual rate of 0.40% of average daily net assets.


Payment of Expenses. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the Portfolios. Each Portfolio pays: all expenses incurred in connection with the formation and organization of a Portfolio, including the preparation (and filing, when necessary) of the Portfolio's contracts, plans, and documents, conducting meetings of organizers, directors and shareholders; preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of a Portfolio and its shares under the 1940 Act and the 1933 Act and all other matters relating to the information and organization of a Portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or WRL Management; compensation of the Fund's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to
the Fund in accordance with Rule 12b-   1 under the 1940 Act; expenses of
shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with Federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the 1933 Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the 1933 Act; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the Portfolios.

The Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of the Portfolios (except the Global Sector Portfolio) to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of each Portfolio's average daily net assets, 1.00% (0.70% for the Bond and Money Market Portfolios, 1.50% for the International Equity Portfolio and 1.30% for the U.S. Equity Portfolio). The following expenses were paid by the previous investment adviser, WRL, for the fiscal years ended December 31, 1996, 1995, and 1994 (there are no expenses included for the International Equity Portfolio and the U.S. Equity Portfolio because these Portfolios had not yet commenced operations as of December 31,
1996):


                 PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

                                         YEAR ENDED DECEMBER 31
                                     -------------------------------
Portfolio                            1996       1995        1994
----------------------------------   --------   --------   ---------
Aggressive Growth(1)                    -0-     $  -0-     $28,885
Emerging Growth                         -0-        -0-         -0-
Global(2)                               -0-        -0-         -0-
Growth                                  -0-        -0-         -0-
C.A.S.E. Growth(3)                   73,269     23,832         N/A
Value Equity(5)                      13,672        N/A         N/A
Global Sector(5)                        -0-        N/A         N/A
Tactical Asset Allocation(4)            -0-        -0-         N/A
Strategic Total Return(6)               -0-        -0-         -0-
Growth & Income(1)(7)                   -0-     14,417      40,148
Balanced                                -0-        -0-      28,629
Bond                                    -0-        -0-         -0-
Short-to-Intermediate Government        -0-        -0-         -0-
Money Market                            -0-        -0-         -0-

----------------
(1) Portfolio commenced operations on March 1, 1994.

(2) Prior to May 1, 1994, the Investment Adviser had voluntarily undertaken to pay expenses on behalf of the Global Portfolio to the extent that these expenses exceeded 2.50% of the first $30 million of assets, 2.00% of the next $70 million of assets, and 1.50% of assets in excess of $100 million.

(3) Portfolio commenced operations on May 1, 1995.

(4) Portfolio commenced operations on January 3, 1995.

(5) Portfolio commenced operations May 1, 1996.

(6) Prior to May 1, 1997, this Portfolio was named the Equity-Income Portfolio.

(7) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.


Service Agreement. Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement ("Services Agreement") with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The Service Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis.

Distribution Agreement. Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. The Distribution Plan and related Agreement were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996, and the Distribution Plan was approved by the shareholders of each Portfolio of the Fund on December 16, 1996. ISI is an affiliate of the Investment Adviser.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the Portfolios, will reimburse ISI after each calendar month for certain Fund distribution expenses incurred or paid by ISI, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio.

Distribution expenses for which ISI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential investors; developing and preparing Fund advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.

ISI submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board of Directors. ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.

It is anticipated that benefits provided by the Distribution Plan may include lower fixed costs as a percentage of assets as Fund assets increase through the growth of the Fund due to enhanced marketing efforts.

/DIAMOND/ THE SUB-ADVISERS

This discussion supplements the information provided about each Portfolio's Sub-Adviser under the caption "Management of the Fund - The Sub-Advisers" in the Prospectus.

Each Sub-Adviser serves, pursuant to each Sub-   Advisory Agreement dated
January 1, 1997 between WRL Management and the respective Sub-Adviser, on behalf of each Portfolio. The Sub-Advisory Agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each Portfolio of the Fund on December 16, 1996. The Sub-Advisory Agreements provide that they will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each Portfolio and (b) by a majority of the Directors who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each Portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940
Act) or termination of the Investment Advisory Agreement.

Pursuant to the Sub-Advisory Agreements, each Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for their respective Portfolio(s). Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Advisers are responsible for the actual management of their respective Portfolio(s) and for making decisions to buy, sell or hold a particular security. Each Sub-Adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective Portfolio(s).

Each Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Advisers for the Portfolios of the Fund are:

FRED ALGER MANAGEMENT, INC. ("Alger Management") serves as Sub-Adviser to the Aggressive Growth Portfolio.

Alger Management, located at 75 Maiden Lane, New York, New York 10038, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which, in turn, is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management has been engaged in the business of rendering investment advisory services since 1964 and, as of March 31, 1997, has approximately $6.4 billion under management.

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("Van Kampen") serves as Sub-Adviser to the Emerging Growth Portfolio.

Van Kampen, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, is an indirect wholly-owned subsidiary of VK/AC Holding, Inc. ("VK/AC Holding"). VK/AC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group, Inc. It is anticipated that in mid-June, 1997, Morgan Stanley Group Inc. will merge with Dean Witter, Discover & Co., a financial services company.

MERIDIAN INVESTMENT MANAGEMENT CORPORATION ("MERIDIAN") serves as Sub-Adviser to the Global Sector Portfolio.

Meridian is located at 12835 East Arapahoe Road, Tower II, Penthouse, Englewood, Colorado 80112. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retired accounts.


JANUS CAPITAL CORPORATION ("Janus") serves as the Sub-Adviser to the Growth Portfolio, the Bond Portfolio and the Global Portfolio.

Janus, located at 100 Fillmore Street, Denver, Colorado 80206, has been engaged in the management of the Janus funds since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The aggregate market value of the assets managed by Janus was over $50 billion as of January 31, 1997. Kansas City Southern Industries, Inc. ("KCSI") owns 83% of Janus. KCSI, whose address is 114 West 11th Street, Kansas City, Missouri 64105-1804, is a publicly-traded holding company whose largest subsidiary, the Kansas City Southern Railway Company, is primarily engaged in the transportation industry. Other KCSI subsidiaries are engaged in financial services and real estate.

C.A.S.E. MANAGEMENT, INC. ("C.A.S.E. Management") serves as Sub-Adviser to the C.A.S.E. Growth Portfolio.

C.A.S.E. Management, located at 2255 Glades Road, Suite 221-A, Boca Raton, Florida 33431, is a wholly-owned subsidiary of C.A.S.E., Inc. C.A.S.E. Management provides investment management services to financial institutions, high net worth individuals, and other professional money managers.

NWQ INVESTMENT MANAGEMENT COMPANY, INC. ("NWQ") serves as the Sub-Adviser to the Value Equity Portfolio.

NWQ, located at 655 South Hope Street, 11th Floor, Los Angeles, California 90017, is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to institutions and high net worth individuals. NWQ had approximately $6.4 billion in assets under management as of January 31, 1997.

DEAN INVESTMENT ASSOCIATES ("Dean Investment") serves as Sub-Adviser to the Tactical Asset Allocation Portfolio.

Dean Investment, located at 2480 Kettering Tower, Dayton, Ohio 45423-2480, is wholly-owned by C.H. Dean and Associates, Inc. Founded in 1972, Dean
Investment manages portfolios for individuals and institutional clients worldwide. Dean Investment provides a full range of investment advisory services and currently has $3.8 billion of assets under management.

LUTHER KING CAPITAL MANAGEMENT CORPORATION ("Luther King") serves as Sub-Adviser to the Strategic Total Return Portfolio.

Luther King is located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. Ultimate control of Luther King is exercised by J. Luther King, Jr. Luther King provides investment management services to accounts of individual investors, mutual funds, and other institutional investors. Luther King has served as an investment adviser for approximately 17 years; as of December 31, 1996, the total assets managed by Luther King was approximately $5 billion.

FEDERATED INVESTMENT COUNSELING ("Federated") serves as the Sub-Adviser to the Growth & Income Portfolio.

Federated, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, is a wholly-owned subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, Rhodora Donahue, and his son, J. Christopher Donahue.

AEGON USA INVESTMENT MANAGEMENT, INC. ("AIMI") serves as Sub-Adviser to the Short-to-Intermediate Government Portfolio and the Balanced Portfolio.

AIMI, located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, is a wholly-owned subsidiary of AEGON and thus is an affiliate of the Investment Adviser. AIMI also serves as sub-adviser to the two bond portfolios of IDEX Series Fund. AIMI also manages the general account investment portfolios of the life insurance subsidiaries of AEGON and had in excess of $23.3 billion under management as of January 1, 1997.

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. Morgan") serves as Sub-Adviser to the Money Market Portfolio.

J.P. Morgan, located at 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co., Incorporated. J.P. Morgan provides investment management and related services for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED ("Scottish Equitable") serves as a Co-Sub-Adviser to the International Equity Portfolio.

Scottish Equitable is located at Edinburgh Park, Edinburgh EH12 9SE. Scottish Equitable is a wholly-owned subsidiary of Scottish Equitable plc, successor to Scottish Equitable Life Assurance Society. Scottish Equitable is also an indirect wholly-owned subsidiary of AEGON nv. As of December 31, 1996 Scottish Equitable plc had approximately $21 billion in assets under management. The Co-Sub-Adviser provides investment advisory and management services to certain of its affiliates and to external organizations.

GE INVESTMENT MANAGEMENT INCORPORATED ("GEIM") serves as a Co-Sub-Adviser to the International Equity Portfolio and as Sub-Adviser to the U.S. Equity Portfolio.

GEIM is located at 3003 Summer Street, Stamford, Connecticut 06905. GEIM, which was formed under the laws of Delaware in 1988, is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC", and, together with GEIM, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. As of

Dec. 31, 1996, GEIM and GEIC together managed assets in excess of $56.9 billion. GE Investments provides investment management services to external organizations and to certain of its affiliates.

The method of computing each Sub-Adviser's fees is set forth in the Fund's Prospectus. For the years ended December 31, 1996, 1995 and 1994 each Sub-Adviser was paid fees for their services in the following amounts (no fees are included for the International Equity Portfolio or the U.S. Equity Portfolio as these Portfolios had not yet commenced operations as of December 31, 1996):

                                SUB-ADVISORY FEES


                                                                       YEAR ENDED DECEMBER 31
                                                          -------------------------------------------------
SUB-ADVISER              PORTFOLIO                          1996            1995               1994
---------------------   -------------------------------   -----------   ----------------   ----------------
Alger Management         Aggressive Growth(1)             $ 764,840         $  424,549         $   62,724
Van Kampen               Emerging Growth                  1,492,545            919,287            630,629
Janus                    Bond                               237,463            204,931            203,833
                         Growth                           5,568,661          3,923,875          3,425,888
                         Global                           1,734,268          1,037,527            801,005
C.A.S.E. Management      C.A.S.E. Growth(3)                  41,966              2,759                N/A
NWQ                      Value Equity(5)                     48,943                N/A                N/A
Meridian                 Global Sector(5)
                          Meridian(8)                         7,223                N/A                N/A
                          INVESCO(8)                          9,631                N/A                N/A
Dean Investment          Tactical Asset Allocation(2)       654,218            216,922                N/A
Luther King              Strategic Total Return(6)        1,231,152            873,011            590,528
Federated                Growth & Income(1)(7)              150,006             85,906             22,369
AIMI                     Short-to-Intermediate               74,340             63,067             66,959
                         Government
AIMI                     Balanced(1)                        157,709             94,669             19,275
J.P. Morgan              Money Market
                          JP Morgan(9)                      111,216                N/A                N/A
                          Janus(9)                           70,041            211,178(4)         176,549(4)

----------------
(1) Portfolio commenced operations March 1, 1994.

(2) Portfolio commenced operations January 3, 1995.

(3) Portfolio commenced operations May 1, 1995.

(4) Fees paid to Janus, the Portfolio's previous Sub-Adviser.

(5) Portfolio commenced operations May 1, 1996.

(6) Prior to May 1, 1997, this Portfolio was named the Equity-Income Portfolio.

(7) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.

(8) Prior to March 1, 1997, INVESCO Global Asset Management Limited served as a co-sub-adviser to the Global Sector Portfolio; for periods prior to that date, INVESCO received monthly compensation from the Investment Adviser at the annual rate of 0.40% of first $100 million average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million; and Meridian Investment Management Corporation received monthly compensation from the Investment Adviser at the annual rate of 0.30% of first $100 million of average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million. Subject to shareholder approval, which will be sought on or about June 16, 1997, Meridian will receive monthly compensation from the Investment Adviser at the annual rate of 0.40% of average daily net assets.

(9) JP Morgan became Sub-Adviser to the Money Market Portfolio on May 1, 1996; prior to this date, Janus Capital Corporation served as Sub-Adviser to the Portfolio.

/DIAMOND/ PORTFOLIO TRANSACTIONS AND BROKERAGE

/DIAMOND/ PORTFOLIO TURNOVER

The information that follows supplements the information provided about portfolio turnover under the caption "Other Investment Policies and Restrictions
- Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for a Portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year.

The following table provides the Portfolios' turnover rates for the fiscal years ended December 31, 1996, 1995 and 1994 (no information is included for the International Equity Portfolio or the U.S. Equity Portfolio as these Portfolios had not yet commenced operations as of December 31, 1996):


                           PORTFOLIO TURNOVER RATES

                                            YEAR ENDED DECEMBER 31
                                         --------------------------------
PORTFOLIO                                 1996         1995         1994
----------------------------------       -------      -------     -------
Aggressive Growth(1)                     101.28%      108.04%      89.73%
Emerging Growth                           80.02%      124.13%      72.62%
Global                                    88.31%      130.60%     192.06%
Growth                                    45.21%      130.48%     107.33%
C.A.S.E. Growth(3)                       160.27%      121.62%        N/A
Value Equity(5)                            7.93%         N/A         N/A
Global Sector(5)                          27.58%         N/A         N/A
Tactical Asset Allocation(2)              98.97%       38.68%        N/A
Strategic Total Return(3)(6)              49.32%       52.59%      53.50%
Growth & Income(1)(7)                     68.53%       78.34%      36.13%
Balanced(1)                               76.90%       98.55%      57.73%
Bond                                     187.72%      120.54%     131.73%
Short-to-Intermediate Government          58.15%       51.82%      93.70%
Money Market(4)                              N/A         N/A         N/A

----------------

(1) Portfolio commenced operations March 1, 1994.
(2) Portfolio commenced operations January 3, 1995.
(3) Portfolio commenced operations May 1, 1995.
(4) Money Market does not have a stated portfolio turnover rate, as securities of the type in which it invests are excluded in the usual calculation of that rate.
(5) Portfolio commenced operations May 1, 1996.
(6) Prior to May 1, 1997, this Portfolio was named the Equity-Income Portfolio.
(7) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.

There was a significant increase in the turnover rate for the year ended December 31, 1996 for the Bond Portfolio because the Portfolio's Sub-Adviser determined that the direction of interest rates was becoming increasingly unclear; so the Portfolio was positioned more conservatively. Specifically, the Portfolio's average maturity was reduced to more closely resemble that of the Lehman Brothers Government/Corporate Bond Index.

The future annual turnover rates cannot be precisely predicted, although an annual turnover rate in excess of 100% is not presently anticipated for the Aggressive Growth, Tactical Asset Allocation, Growth & Income, Balanced and Short-to-Intermediate Government Portfolios; 50% for the Value Equity Portfolio; 150% for the Growth Portfolio; and 200% for the Global Portfolio.


There are no fixed limitations regarding the portfolio turnover rates of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each Portfolio may be disposed of when they are no longer deemed suitable.

/DIAMOND/ PLACEMENT OF PORTFOLIO
          BROKERAGE

Subject to policies established by the Board of Directors of the Fund, each Portfolio's Sub-Adviser is primarily responsible for placement of a Portfolio's securities transactions. In placing orders, it is the policy of a Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each Sub-Adviser generally will seek reasonably competitive spreads or commissions, a Portfolio will not necessarily be paying the lowest spread or commission available. A Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Decisions as to the assignment of portfolio brokerage business for a Portfolio and negotiation of its commission rates are made by the Sub- Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub- Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each Sub-Adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a Sub-Adviser. The expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A Sub- Adviser may use such research products and services in servicing other accounts in addition to the respective Portfolio. If a Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for a Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to a Portfolio.

When a Portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by a Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Investment Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

The Board of Directors of the Fund periodically reviews the brokerage placement practices of each Sub-Adviser on behalf of the Portfolios, and reviews the prices and commissions, if any, paid by the Portfolios to determine if they were reasonable.

The Board of Directors of the Fund has authorized the Sub-Advisers to consider sales of the Policies and Annuity Contracts by a broker- dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. In addition, the Sub-Advisers may occasionally place portfolio business with affiliated brokers of the Investment Adviser or a Sub-Adviser, including: InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 33518; Fred Alger & Company, Inc., 75 Maiden Lane, New York, New York 10038; and AEGON USA Securities, Inc., P.O. Box 1449, Cedar Rapids, Iowa 52499. As stated above, any such placement of Portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.


                      COMMISSIONS PAID BY THE PORTFOLIOS

                                       AGGREGATE COMMISSIONS
                                       YEAR ENDED DECEMBER 31
                       ----------------------------------------------------
Portfolio                 1996          1995           1994        1996
---------------------- ----------- ---------------- ----------- -----------
Aggressive Growth(2)   $ 337,449       $  240,067    $  76,028   $329,194
Emerging Growth          415,717          542,420      317,287        N/A
Global                 1,269,275          712,827(3)   241,051        N/A
Growth                   720,978        1,577,115    1,466,443        N/A
C.A.S.E. Growth(4)        97,761            8,662          N/A        N/A
Tactical Asset
 Allocation(5)           344,847          208,950          N/A        N/A
Strategic
 Total Return(8)         398,594          316,489      354,400        N/A
Growth &
 Income(2)(9)             58,921           52,921       40,095        N/A
Balanced(2)               80,218           90,724       43,311        N/A
Global Sector
 Portfolio(7)             17,933              N/A          N/A        N/A
Value Equity
 Portfolio(7)             63,204              N/A          N/A        N/A


                                     AFFILIATED BROKERAGE COMMISSIONS
                                         YEAR ENDED DECEMBER 31
                       ----------------------------------------------------------
PORTFOLIO                   %        1995       %              1994         %
----------------------  ---------  --------   -------       ----------  ---------
Aggressive Growth(2)    97.55%(1)  $240,067   100%(1)       $75,128     98.82%(1)
Emerging Growth         N/A         N/A       N/A              N/A        N/A
Global                  N/A         N/A       N/A              N/A        N/A
Growth                  N/A         N/A       /less than/1%   2,796    /less than/1%
C.A.S.E. Growth(4)      N/A         N/A       N/A              N/A        N/A
Tactical Asset
 Allocation(5)          N/A         N/A       N/A              N/A        N/A
Strategic
 Total Return(8)        N/A         N/A       N/A              N/A        N/A
Growth &
 Income(2)(9)           N/A         N/A       N/A              N/A        N/A
Balanced(2)             N/A       1,040     1.15%(6)          8,700     20.09%(6)
Global Sector
 Portfolio(7)           N/A         N/A       N/A              N/A        N/A
Value Equity
 Portfolio(7)           N/A         N/A       N/A              N/A        N/A

----------------
(1) The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Alger, Inc. for the fiscal year ended December 31, 1996, 1995 and for the period March 1, 1994 through December 31, 1994 was 96.53%, 100% and 99.89%, respectively.

(2) Portfolio commenced operations March 1, 1994.

(3) This figure is higher than 1994 due to the relative increase in the amount of total assets invested in foreign securities.

(4) Portfolio commenced operations May 1, 1995.

(5) Portfolio commenced operations January 3, 1995.

(6) The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through AEGON USA Securities, Inc. for the fiscal years ended December 31, 1995 and for the period March 1, 1994 to December 31, 1994 was 1.15% and 20.09%, respectively.

(7) Portfolio commenced operations May 1, 1996.

(8) Prior to May 1, 1997, this Portfolio was known as Equity-Income Portfolio.

(9) Prior to May 1, 1997, this Portfolio was known as Utility Portfolio.


The Aggressive Growth Portfolio paid all of its affiliated brokerage commissions to Alger, Inc., the Growth Portfolio paid all of its affiliated brokerage commissions to DST Securites, Inc. and the Balanced Portfolio paid all of its affiliated brokerage commissions to AEGON USA Securities, Inc.

The Bond Portfolio, the Money Market Portfolio and the Short-to-Intermediate Government Portfolio did not pay any brokerage commissions for the years ended December 31, 1996, 1995, and 1994.

No information is included for the International Equity or U.S. Equity Portfolios as they had not commenced operations as of December 31, 1996.

/DIAMOND/ PURCHASE AND REDEMPTION OF SHARES

/DIAMOND/ DETERMINATION OF OFFERING PRICE

Shares of the Portfolios are currently sold only to the Separate Accounts to fund the benefits under the Policies and the Annuity Contracts. The Portfolios may, in the future, offer their shares to other insurance company separate accounts. The Separate Accounts invest in shares of a Portfolio in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the Policies and the Annuity Contracts. Shares of the Portfolios are sold and redeemed at their respective net asset values as described in the Prospectus.

/DIAMOND/ NET ASSET VALUATION

As stated in the Prospectus, the net asset value of the Portfolios' shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The per share net asset value of a Portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by a Portfolio's Investment Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by a Portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.


/DIAMOND/ CALCULATION OF PERFORMANCE RELATED INFORMATION

The Prospectus contains a brief description of how performance is calculated. The following sections describe how performance data is calculated in greater detail.

/DIAMOND/ TOTAL RETURN

Total return quotations for each of the Portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                 P (1+T)n = ERV



 Where:      P =   a hypothetical initial payment
                   of $1,000
             T =   average annual total return
             n =   number of years
           ERV =   ending redeemable value (at
                   the end of the applicable
                   period of a hypothetical $1,000
                   payment made at the begin
                   ning of the applicable period)




The total return quotation calculations for a Portfolio reflect the deduction of a proportionate share of the Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

Total return quotation calculations do not reflect charges or deductions against the Series Life Account or the Series Annuity Account or charges and deductions against the Policies or the Annuity Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance. Additional information regarding the investment performance of the Portfolios appears in the Prospectus.

/DIAMOND/ YIELD QUOTATIONS

The yield quotations for a Portfolio (for Money Market Portfolio yield, see "Yield Quotations - Money Market Portfolio", below) are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:



               a-b
 YIELD = 2 [ (----- + 1)6 - 1]
               cd


 Where:    a =   dividends and interest earned dur
                 ing the period by the Portfolio
           b =   expenses accrued for the period
                 (net of reimbursement)
           c =   the average daily number of shares
                 outstanding during the period that
                 were entitled to receive dividends
           d =   the maximum offering price per
                 share on the last day of the period



The yield of the Bond Portfolio and the Short-to- Intermediate Government Portfolio as computed above for the thirty day period ended December 31, 1996 was 5.48% and 5.16%, respectively.


/DIAMOND/ YIELD QUOTATIONS - MONEY
          MARKET PORTFOLIO

From time to time the Money Market Portfolio may quote its yield in reports or other communications to policyholders or in advertising material. Yield quotations are expressed in annualized terms and reflect dividends of a Portfolio declared and reinvested daily based upon the net investment income earned by a Portfolio each day. The Portfolio's yields fluctuate and the yield on any day for any past period is not an indication as to future yields on any investment in the Portfolio's shares. Future yields are not guaranteed.

Yield is computed in accordance with a standardized method required by the SEC. The yields for the Money Market Portfolio for the seven-day period ended December 31, 1996, was 4.83% and was equivalent to a compound effective yield of 4.95%. The current yield for the Money Market Portfolio is an annualization, without compounding, of the portfolio rate of return, and is computed by determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (I.E., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original shares and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The Money Market Portfolio may also calculate the compound effective annualized yields by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7, and subtracting 1. The yield quotations for the Money Market Portfolio do not take into consideration any deductions imposed by the Series Life Account or the Series Annuity Account.

Yield information is useful in reviewing the Money Market Portfolio's performance in seeking to meet its investment objective, but, because yields fluctuate, such information cannot necessarily be used to compare an investment in shares of the Portfolio with bank deposits, savings accounts and similar investment alternatives, which often provide an agreed or guaranteed fixed yield for a stated period of time. Also, the Portfolio's yields cannot always be compared with yields determined by different methods used by other funds. It should be emphasized that yield is a function of the kind and quality of the instruments in the Money Market Portfolio, portfolio maturity and operating expenses.


                                /DIAMOND/TAXES

Shares of the Portfolios are offered only to the Separate Accounts that fund the Policies and Annuity Contracts. See the respective prospectuses for the Policies and Annuity Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Annuity Contracts and the holders thereof.

Each Portfolio has qualified (except the U.S. Equity Portfolio and International Equity Portfolio which intend to qualify), and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a Portfolio must distribute to its Policyholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following:
(1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

As noted in the Prospectus, each Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the Policies or the Annuity Contracts.

A Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short- Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

If a Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Limitation. A Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

Dividends and interest received by each Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

A Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligations, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Annuity Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, Annuity Contracts and the holders thereof.

                            CAPITAL STOCK OF THE FUND


As described in the Prospectus, the Fund offers a separate class of common stock for each Portfolio. The Fund is currently comprised of the following Portfolios:
International Equity Portfolio; Aggressive Growth Portfolio; Emerging Growth Portfolio; Global Sector Portfolio; Global Portfolio; Growth Portfolio; C.A.S.E. Growth Portfolio; Value Equity Portfolio; Tactical Asset Allocation Portfolio; Strategic Total Return (formerly Equity- Income) Portfolio; Growth & Income (formerly Utility) Portfolio; Balanced Portfolio; Bond Portfolio; Short-to-Intermediate Government Portfolio; Money Market Portfolio; C.A.S.E. Growth & Income Portfolio; C.A.S.E. Quality Growth Portfolio; Foreign Sector Portfolio; US Sector Portfolio; Janus Balanced Portfolio; and U.S. Equity Portfolio.

                             REGISTRATION STATEMENT

There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

                              FINANCIAL STATEMENTS

The audited financial statements for each Portfolio (except the the International Equity Portfolio and the U.S. Equity Portfolio) of the Fund for the year ended December 31, 1996, and the report of the Fund's independent accountants are included in the 1996 Annual Report, and are incorporated herein by reference to such report.

                                OTHER INFORMATION

/DIAMOND/ INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, located at 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, serves as the Fund's independent accountants. The Fund has engaged Price Waterhouse LLP to examine, in accordance with generally accepted auditing standards, its annual report. In addition, Price Waterhouse LLP signs the tax returns for each of the Portfolios of the Fund.

/DIAMOND/ CUSTODIAN

Investors Bank & Trust Company ("IBT"), located at 89 South Street, Boston, Massachusetts 02111, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                   APPENDIX A
                       DESCRIPTION OF PORTFOLIO SECURITIES

     The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

     1. CERTIFICATE OF DEPOSIT.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issue by a commercial bank or savings and loan association against funds deposited in the issuing institution.

     2. EURODOLLAR CERTIFICATE OF DEPOSIT.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

     3. FLOATING RATE NOTE.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

     4. TIME DEPOSIT.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

     5. BANKERS' ACCEPTANCE.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     6. VARIABLE AMOUNT MASTER DEMAND NOTE.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

     7. PREFERRED STOCKS. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospectus for capital appreciation or risks of capital loss.

     8. CONVERTIBLE SECURITIES. A Portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.

     9. COMMERCIAL PAPER.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

     10. REPURCHASE AGREEMENT.* A repurchase agreement is an instrument under which a Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of a Portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A Portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with

----------------
* Short-term Securities.

primary dealers. While a Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a Portfolio's net assets.

     Although repurchase transactions usually do not impose market risks on the purchaser, a Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a Portfolio upon liquidation of the securities may be limited.

     11. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by a Portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A Portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

     12. ASSET-BACKED SECURITIES. A Portfolio may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. A Portfolio will only purchase an asset-backed security if it is rated at least "A" by S&P or Moody's.

     13. MORTGAGE-BACKED SECURITIES. A Portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a Portfolio may invest in them if it is determined they are consistent with the Portfolio's investment objective and policies.

     14. COLLATERALIZED MORTGAGE OBLIGATIONS. (CMOs) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence.

     15. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

     The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

     Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities an may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest- only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

     16. FINANCING CORPORATION SECURITIES. (FICOs) are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation (FSLIC) and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

     17. U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each Portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

   18. ZERO COUPON BONDS.  Zero coupon bonds are created three ways:

     1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financial Corporation (FICO) also can be stripped in this fashion.

     2) STRIPS are created when a dealer deposits a Treasury Security or a Federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The Portfolios have been advised that the staff of the Division of Investment Management of the Securities and Exchange Commission does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the Portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

     3) ZERO COUPON BONDS can be issued directly by Federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

     Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the fund takes into account as income a portion of the difference between zero coupon bond's purchase price and its face value.

     19. BOND WARRANTS. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.

     20. OBLIGATIONS OF SUPRANATIONAL ENTITIES. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.

Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

     21. EQUIPMENT LEASE AND TRUST CERTIFICATES. A Portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).

                                   PROSPECTUS

                             WRL SERIES FUND, INC.
                       C.A.S.E. QUALITY GROWTH PORTFOLIO
                       C.A.S.E. GROWTH & INCOME PORTFOLIO
                           C.A.S.E. GROWTH PORTFOLIO

[WRL LOGO]                    201 Highland Avenue                [C.A.S.E. LOGO]
                             Largo, Florida 33770
                           Telephone: (800) 851-9777
                                      (813) 585-6565

     WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the C.A.S.E. Quality Growth Portfolio, C.A.S.E. Growth & Income Portfolio and C.A.S.E. Growth Portfolio of the Fund (collectively, the "Portfolios").

     The primary investment objective of the C.A.S.E. Quality Growth Portfolio is to seek preservation and growth of capital by investing in common stocks of large, well-managed, well-priced companies with defined markets and financial strategies which provide the basis for sound future confidence. The investment objective of the C.A.S.E. Growth & Income Portfolio is to seek high current income and moderate growth through investments in common stocks of well-priced, well-managed, large, stable and growing companies. This Portfolio seeks to invest in companies that make a policy of paying above-market dividends while their internal growth rates exceed the rate of inflation. The investment objective of the C.A.S.E. Growth Portfolio is capital growth through investments in common stocks of small to medium-sized companies. This Portfolio will generally invest in smaller, less well-established companies, with limited product lines and financial resources. This Portfolio, however, seeks to invest in such companies with above-market growth characteristics in several investment classifications including sales, earnings, returns and institutional support. There can be, of course, no assurance that the Portfolios will achieve their objectives.

     Shares of the Fund are sold only to the separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain individual variable life insurance policies (the "Policies") and individual and group variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the Portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts, (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.


     WRL Investment Management, Inc. ("WRL Management") and C.A.S.E. Management, Inc. serve as the investment adviser ("Investment Adviser") and the sub-adviser ("Sub-Adviser"), respectively, to the Portfolios. See "The Investment Adviser" and "The Sub-Adviser."


     This Prospectus sets forth concisely the information about the Portfolios that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

     Additional information about the Fund, the Portfolios and other portfolios of the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information ("SAI") pertaining to the Portfolios bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


     THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS OR DISCLOSURE DOCUMENT FOR THE APPLICABLE VARIABLE ANNUITY CONTRACT OR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          Prospectus Dated May 1, 1997

                             WRL SERIES FUND, INC.

                           C.A.S.E. QUALITY PORTFOLIO
                       C.A.S.E. GROWTH & INCOME PORTFOLIO
                           C.A.S.E. GROWTH PORTFOLIO

                              201 Highland Avenue
                             Largo, Florida 33770
                           Telephone: (800) 851-9777
                                   (813) 585-6565

FINANCIAL HIGHLIGHTS  ..........................................    1

THE C.A.S.E. QUALITY GROWTH PORTFOLIO, C.A.S.E. GROWTH & INCOME
 PORTFOLIO AND C.A.S.E. GROWTH PORTFOLIO AND THE FUND  .........    3

MANAGEMENT OF THE FUND   .......................................   10

DIVIDENDS AND DISTRIBUTIONS    .................................   14

TAXES  .........................................................   14

PURCHASE AND REDEMPTION OF SHARES    ...........................   15

VALUATION OF SHARES   ..........................................   15

THE FUND AND ITS SHARES  .......................................   15

PERFORMANCE INFORMATION  .......................................   16

GENERAL INFORMATION   ..........................................   17

                             FINANCIAL HIGHLIGHTS

     The information contained in the tables below is taken from each Portfolio's audited financial statements, which have been incorporated by reference into the SAI. The tables provide information for one share of capital stock outstanding during the respective Portfolio's fiscal periods ended on December 31 of each year, using average shares outstanding throughout each year. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Annuity Contract; including these charges would reduce total return figures for all periods shown.The Annual Report contains additional information for these Portfolios. A copy of the SAI and Annual Report may be obtained without charge upon request. A voluntary fee waiver and expense reimbursement applied during the period shown below. (See "Management of the Fund-The Investment Adviser," page 10.)


                       C.A.S.E. QUALITY GROWTH PORTFOLIO*


                                                                         YEAR ENDED DECEMBER 31,
                                                                         -----------------------
                                                                             1996      1995(c)
                                                                           --------    -------
Net asset value, beginning of period ...................................     10.84     $ 10.00
 Income from operations:
  Net income (loss) ....................................................       .07         .14
  Net realized and unrealized gain (loss) on investments ...............      1.83        1.50
                                                                           -------     -------
   Total income (loss) from operations .................................      1.90        1.64
                                                                           -------     -------
Distributions:
  Dividends from net investment income .................................      (.06)       (.14)
  Dividends in excess of net investment income  ........................      (.03)        .00
  Distributions from net realized gains on investments   ...............      (.36)       (.66)
  Distributions in excess of net realized gains on investments .........       .00         .00
                                                                           -------     -------
   Total distributions .................................................      (.45)       (.80)
                                                                           -------     -------
Net asset value, end of period .........................................   $ 12.29     $ 10.84
                                                                           =======     =======
Total Return (a) .......................................................     17.54%      13.61%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................   $ 1,853     $ 1,150
  Ratio of expenses to average net assets (b) ..........................      1.50%       1.00%
  Ratio of net investment income (loss) to average net assets (b) ......      0.61%       1.28%
  Ratio of commissions paid to number of shares ........................      6.18%        N/A
  Portfolio turnover rate (a) ..........................................    185.87%     119.63%



----------------
* See Notes to Financial Highlights on p. 2.

                       C.A.S.E. GROWTH & INCOME PORTFOLIO



                                                                           YEAR ENDED DECEMBER 31,
                                                                           -----------------------
                                                                             1996         1995(c)
                                                                           ----------   ----------
Net asset value, beginning of period ...................................    $ 11.28       $10.00
 Income from operations:
  Net investment income (loss) .........................................        .20          .21
  Net realized and unrealized gain (loss) on investments ...............       1.98         1.38
                                                                            -------       ------
   Total income loss from operations ...................................       2.18         1.59
                                                                            -------       ------
Distributions:
  Dividends from net investment income .................................       (.12)        (.21)
  Dividends in excess of net investment income .........................        .00          .00
  Distributions from net realized gains on investments .................       (.55)        (.10)
  Distributions in excess of net realized gains on investments .........        .00          .00
                                                                            -------       ------
   Total distributions .................................................       (.67)        (.31)
                                                                            -------       ------
Net asset value, end of period .........................................    $ 12.79       $11.28
                                                                            =======       ======
Total return (a) .......................................................      19.22%       14.80%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................    $ 2,044       $1,083
  Ratio of expenses to average net assets (b) ..........................       1.50%        1.00%
  Ratio of net investment income (loss) to average net assets (b) ......       1.62%        1.94%
  Ratio of commissions paid to number of shares ........................       6.15%         N/A
  Portfolio turnover rate (a) ..........................................     189.22%      72.73%



                           C.A.S.E. GROWTH PORTFOLIO



                                                                           YEAR ENDED DECEMBER 31,
                                                                           -----------------------
                                                                              1996        1995(c)
                                                                           ----------   ----------
Net asset value, beginning of period ...................................    $ 11.66     $ 10.00
 Income from operations:
  Net investment income (loss) .........................................        .12         .12
  Net realized and unrealized gain (loss) on investments ...............       1.92        2.49
                                                                            -------     -------
   Total income (loss) from operations .................................       2.04        2.61
                                                                            -------     -------
Distributions:
  Dividends from net investment income .................................       (.05)       (.12)
  Dividends in excess of net investment income  ........................        .00         .00
  Distributions from net realized gains on investments .................       (.23)       (.83)
  Distributions in excess of net realized gains on investments .........        .00         .00
                                                                            -------     -------
   Total distributions .................................................       (.28)       (.95)
                                                                            -------     -------
Net asset value, end of period .........................................    $ 13.42     $ 11.66
                                                                            =======     =======
Total return (a) .......................................................      17.50%      20.65%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................    $26,560     $ 2,578
  Ratio of expenses to average net assets (b) ..........................       1.00%       1.00%
  Ratio of net investment income (loss) to average net assets (b) ......       0.94%       1.02%
  Ratio of commissions paid to number of shares ........................       6.04%        N/A
  Portfolio turnover rate (a) ..........................................     160.27%     121.62%

----------------

NOTES TO FINANCIAL HIGHLIGHTS
(a) For periods of less than one year the total return and portfolio turnover rate are not annualized.
(b) Ratio is annualized and net of advisory fee waiver for the year ended December 31, 1996, and for the period ended December 31, 1995, for which period the annualized ratio of expenses to average net assets would have been 3.56% and 5.91%, respectively, for the C.A.S.E. Quality Growth Portfolio; 3.34% and 6.17%, respectively, for the C.A.S.E. Growth & Income Portfolio; and 1.64% and 4.15%, respectively, for the C.A.S.E. Growth Portfolio, absent the advisory fee waiver by WRL (the Fund's Investment Adviser prior to January 1, 1997).
(c) The inception of this Portfolio was May 1, 1995.

   THE C.A.S.E. QUALITY GROWTH PORTFOLIO, C.A.S.E. GROWTH & INCOME PORTFOLIO
                  AND C.A.S.E. GROWTH PORTFOLIO AND THE FUND

     The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The C.A.S.E. Quality Growth Portfolio, C.A.S.E. Growth & Income Portfolio and C.A.S.E. Growth Portfolio are series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Account. This Prospectus describes only the C.A.S.E. Quality Growth, C.A.S.E. Growth & Income and C.A.S.E. Growth Portfolios.


     A particular portfolio of the Fund may not be available under the Policy or Annuity Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or disclosure document for the particular Policy or Annuity Contract you have chosen will indicate the portfolios that are generally available under the applicable Contract and should be read in conjunction with this Prospectus.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS

     The Portfolios' investment objectives and, unless otherwise noted, their investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Contract Owner approval. A change in the investment objectives or policies of a Portfolio may result in that Portfolio having an investment objective or policies different from that which a Contract Owner deemed appropriate at the time of investment.

     Each Portfolio invests mainly in common stock and other equity securities in search of growth, or a combination of growth and income (total return). Their performance depends heavily on stock market conditions in the U.S. and abroad, and can also be affected by changes in interest rates or other economic conditions. Accordingly, the Portfolios are not by themselves a balanced investment plan.

C.A.S.E. QUALITY GROWTH PORTFOLIO

     The primary investment objective of the C.A.S.E. Quality Growth Portfolio is preservation and growth of capital.

     The C.A.S.E. Quality Growth Portfolio seeks long-term appreciation principally through investment in common stocks of large, well-managed, well-priced companies with defined markets and financial strategies which provide the basis for sound future confidence. Stocks of such companies usually are listed on the New York or American Exchanges. The investments the Sub-Adviser seeks will, in the opinion of the Sub-Adviser, be under-valued based upon a broad range of comparative, fundamental values for similar long-term investments. The large cap stocks which this Portfolio seeks will generally be less volatile than smaller or mid-capitalization stocks. For these purposes, the Sub-Adviser considers "large cap" stocks to be stocks issued by companies with market capitalization at least equal to $1 billion. The Sub-Adviser considers "mid-capitalization" stocks to be stocks issued by companies with market capitalization of between $350 million and $3 billion. (Companies with market capitalization from $1 billion to $3 billion may be classified by the Sub-Adviser as either medium cap or as large cap, depending upon the Sub-Adviser's evaluation of the liquidity of trading in the company's stock.) Companies with larger capitalization frequently have broad markets and product lines. The dividend component of the Portfolio's investments should be similar or slightly less than the average for the market in the identical period. There can be no assurance that the Portfolio's objectives will be achieved because there are no certainties of the prevailing market or economic conditions with which the Portfolio will be confronted.


     Although the Portfolio's assets will be invested primarily in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, high grade commercial paper, corporate bonds and debentures, warrants, preferred stocks or certificates of deposit of commercial banks or other debt securities when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a return on its uninvested cash. See the SAI for further descriptions of such securities. In the latter case, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in market advances or declines to the extent it would if the Portfolio were fully invested in common stocks. The Portfolio may invest up to 15% of its assets in securities of issuers in a single industry. The Portfolio does not currently intend to invest more than 5% of its assets in non-investment grade debt securities. See the SAI for further information concerning such securities and bond ratings.

     The C.A.S.E. Quality Growth Portfolio may invest up to 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors, as described below and in the SAI. (See "Certain Portfolio Practices and Techniques-Foreign Investments and Special Risks," page 7.) The Portfolio also may invest in repurchase agreements and reverse repurchase agreements. (See "Certain Portfolio Practices and Techniques-Repurchase and Reverse Repurchase Agreements," page 6.)


C.A.S.E. GROWTH & INCOME PORTFOLIO

     The investment objective of the C.A.S.E. Growth & Income Portfolio is to seek high current income and moderate growth through investments in well-priced, well-managed, large, stable and growing companies.

     Current income of the Portfolio will vary. It is anticipated that the current income realized by this Portfolio will, however, generally be relatively higher than the current income realized by C.A.S.E. Quality Growth Portfolio or C.A.S.E. Growth Portfolio. The Portfolio invests primarily in common stocks of companies believed by the Sub-Adviser to have potential for above-average growth in several fundamental and conditional and market comparative categories, including sales, earnings (year over year and month over month), market relative to return-on-equity, market relative cash flow, institutional and/or insider ownership changes, and price earnings ratios. The Portfolio seeks to invest in companies that make a policy of paying above market dividends, and also have positive internal growth rates and demonstrated capital appreciation over time that exceed the rate of inflation during the period measured. The Portfolio will generally invest 90% of its assets in dividend paying stocks.

     Total return consists of current income, including dividends, capital appreciation, and interest and discount accrual. The Portfolio's ability to achieve its total return objective of both high current income and moderate growth is a function of the Sub-Adviser's stock selections as well as market and economic conditions.


     Although the Portfolio's assets will be invested primarily in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, high grade commercial paper, corporate bonds and debentures, warrants, preferred stocks or certificates of deposit of commercial banks or other debt securities when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a return on its uninvested cash. See the SAI for further descriptions of such securities. In the latter case, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in market advances or declines to the extent it would if the Portfolio were fully invested in common stocks. The Portfolio may invest up to 15% of its assets in securities of issuers in a single industry. The Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade debt securities. See the SAI for further information concerning such securities and bond ratings.

     The C.A.S.E. Growth & Income Portfolio may invest up to 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors, as described below and in the SAI. (See "Certain Portfolio Practices and Techniques-Foreign Investments and Special Risks," page 7.) The Portfolio also may invest in repurchase agreements and reverse repurchase agreements. (See "Certain Portfolio Practices and Techniques-Repurchase and Reverse Repurchase Agreements," page 6.)

C.A.S.E. GROWTH PORTFOLIO

     The C.A.S.E. Growth Portfolio's objective is capital growth through investments in common stocks of small to medium-sized companies. For these purposes, the Sub-Adviser considers "small cap" stocks to be stocks issued by companies with market capitalization of between $50 million and $500 million. As noted above, the Sub-Adviser considers "mid-capitalization" stocks to be stocks issued by companies with market capitalization of between $350 million and $3 billion. (Companies with market capitalization from $350 million to $500 million may be classified by the Sub-Adviser as either small cap or medium cap, depending upon the Sub-Adviser's evaluation of the liquidity of trading in the company's stock.) This Portfolio will generally invest in smaller, less well-established companies, with limited product lines and financial resources. The Portfolio seeks, however, to invest in such companies with above-market growth characteristics in several investment classifications including sales, earnings, returns and institutional support. Income derived is incidental to the Portfolio's investment objective.


     The Portfolio seeks to invest substantially all of its assets in common stocks when the portfolio manager believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected from industries and companies that the portfolio manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Portfolio invests in common stocks traded on recognized securities exchanges and in the over-the-counter market. The Portfolio generally intends to invest in medium to small sized companies which exhibit sustainable above-market characteristics in sales, earnings, rates of return, insider and institutional buying. The Sub-Adviser intends to be aggressive in its efforts to increase shareholders' capital by investing primarily in companies which are likely to benefit from the comparatively strong conditional and fundamental circumstances uncovered by the Sub-Adviser's analysis. The Portfolio will invest in securities of companies that appear to be under-valued from several vantage points and which, in the opinion of the Sub-Adviser, demonstrate the characteristics necessary for significant future growth. As a result of these investment policies, the market prices of many of the securities purchased by the Portfolio may fluctuate widely; any income received by the Portfolio from these securities will be incidental. Investors should be aware that whenever the securities markets become volatile, secondary growth securities such as those in which the Portfolio will invest have historically become even more so. The Sub-Adviser nonetheless believes that small to middle capitalization securities in emerging markets often have sales and earnings growth rates which exceed more developed companies. Such growth rates may in turn be reflected in more rapid share price appreciation.

     Although it is the policy of the Portfolio to purchase and hold securities for long-term capital growth, changes in the Portfolio will generally be made whenever the Sub-Adviser believes they are advisable, typically either as a result of securities having reached a price objective or by reason of developments not foreseen at the time of the investment decision. Since investment changes ordinarily will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. The rate of portfolio turnover will not be a limiting factor when changes are deemed to be appropriate. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when the security has been held for an insufficient length of time. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs for the Portfolio which are ultimately borne by the shareholders and Contract Owners.

     Although the assets of the Portfolio are ordinarily invested in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposits or other securities of U.S. issuers when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash. The Portfolio's investments in debt securities will be made in securities of U.S. and foreign companies, the U.S. Government, foreign governments, and U.S. and foreign governmental agencies and instrumentalities and other governmental entities. The Portfolio may invest up to 15% of its assets in securities of issuers in a single industry. The Portfolio does not presently intend to invest more than 5% of its assets in debt securities rated less than investment grade. When the Portfolio invests in such securities, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in market advances or declines to the extent that it would if it were fully invested.


     The C.A.S.E. Growth Portfolio may invest up to 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors, as described below and in the SAI. (See "Certain Portfolio Practices and Techniques-Foreign Investments and Special Risks," page 7.) The Portfolio also may invest in repurchase agreements and reverse repurchase agreements. (See "Certain Portfolio Practices and Techniques-Repurchase and Reverse Repurchase Agreements," below.)


CERTAIN PORTFOLIO POLICIES AND TECHNIQUES; RISK FACTORS

     FUTURES CONTRACTS, RELATED OPTIONS AND OTHER HEDGING STRATEGIES. Subject to certain limitations, each Portfolio may engage in hedging strategies involving futures contracts and related options, forward currency contracts, and interest rate swaps, caps and floors. A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A Portfolio may engage in hedging strategies to attempt to reduce the overall level of investment risk that normally would be expected to be associated with the Portfolio's securities, and to attempt to protect the Portfolio against market movements that might adversely affect the value of the Portfolio's securities or the price of securities that the Portfolio is considering purchasing. There can be no assurance, however, that the use of these instruments by a Portfolio will assist it in achieving its investment objective. Generally, the use of hedging strategies involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. If the Sub-Adviser engages in a hedging transaction intended to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such hedging strategy had not been used. The use of hedging strategies involves special risks, which include: 1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; 2) imperfect correlation between the price of the hedging instruments and movements in the prices of the securities or currencies underlying the hedging transaction; 3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; 4) the possible absence of a liquid secondary market for any particular instrument at any time; and 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. Further information on these instruments, hedging strategies and risk considerations relating to them is set forth in the SAI.


     REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A Portfolio may invest in repurchase and reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Portfolio and a simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the Portfolio at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements not terminable within seven days are considered illiquid securities and are subject to the limit stated below.

     When a Portfolio invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes. Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets.

     ILLIQUID SECURITIES. A Portfolio may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of a Portfolio's investments could be impaired if such trading does not further develop or declines. The Sub-Adviser will determine the liquidity of Rule 144A Securities under guidelines approved by the Board of Directors of the Fund.

     WHEN-ISSUED SECURITIES. A Portfolio may purchase new issues of U.S. Government securities on a "when-issued" basis. However, a Portfolio does not intend to invest more than 20% of its total assets in when-issued securities. Because actual payment for and delivery of when-issued securities generally take place 15 to 45 days after the purchase date, a Portfolio that purchases when-issued securities bears the risk that interest rates and the security's value at the time of delivery may have changed prior to delivery of the when-issued security.

     SPECIAL SITUATIONS. The Portfolios may invest in "special situations" from time to time. A special situation arises when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a management change, a technological breakthrough, or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on a Portfolio will depend on a Portfolio's size and the extent of the holdings of the special situation issuer relative to its total assets.

     LENDING AND BORROWING. Each Portfolio may lend its portfolio securities to qualified institutional buyers for the purpose of realizing additional income. Such loans must be continuously secured by liquid assets at least equal to the market value of the securities loaned and may not together with any other outstanding loans exceed 25% of a Portfolio's total assets. Securities lending may involve some credit risk to a Portfolio if the borrower defaults and the Portfolio is delayed or prevented from recovering the collateral or is otherwise required to cover a transaction in the security loaned. To secure borrowings, a Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets, at the time the loan or borrowing is made. If portfolio securities are loaned, collateral values will be continuously maintained at no less than 100% by marking-to-market daily. If a material event is to be voted upon affecting a Portfolio's investment in securities which are on loan, the Portfolio will take such action as may be appropriate in order to vote its shares.


     The Portfolios may also borrow money from banks. Any such loans or borrowings are expected to be short-term in nature and used for temporary or emergency purposes, such as to provide cash for redemptions, and will not exceed 25% of a Portfolio's total assets at the time the loan or borrowing is made.

     FOREIGN INVESTMENTS AND SPECIAL RISKS. The Portfolios may each invest up to 25% of net assets at the time of purchase in the securities of foreign issuers and obligors.


     If appropriate and available, the Sub-Adviser may purchase foreign securities through dollar-denominated American Depositary Receipts
("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other types of receipts or shares evidencing ownership of the underlying foreign securities. While ADRs are dollar-denominated receipts that are issued by domestic banks and traded in the United States, EDRs are typically issued by European banks, and
                                       7

GDRs may be issued by either domestic or foreign banks. In addition, the Portfolios may invest indirectly in foreign securities through foreign investment funds or trusts (including passive foreign investment companies).

     For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by several risks which include:

     CURRENCY RISK. Changes in the value of the currencies in which the securities are denominated relative to the U.S. dollar may affect the value of foreign securities and the value of their dividend or interest payments and, therefore, a Portfolio's share price and returns.

     Generally, in a period when the U.S. dollar commonly rises against foreign currencies, the return on foreign securities for a U.S. investor are diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities generally are enhanced.

     Exchange rates are affected by numerous factors, including relative interest rates, balances of trade, levels of foreign investment and manipulation by central banks. The foreign currency market is essentially unregulated and can be subject to speculative trading. From time to time, many countries impose exchange controls which limit or prohibit trading in certain currencies.

     ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currencies. However, the value of the currency in which the foreign security represented by the ADR is denominated may affect the value of the ADR.

     To the extent that a Portfolio invests in foreign securities denominated in foreign currencies, its share price reflects the price movements both of its securities and of the currencies in which they are denominated. The share price of a Portfolio that invests in both U.S. and foreign securities may have a low correlation with movements in the U.S. markets. If most of the securities in a Portfolio are denominated in foreign currencies or depend on the value of foreign currencies, the relative strength of the U.S. dollar against those foreign currencies may be an important factor in the Portfolio's performance.

     CURRENCY TRADING COSTS. A Portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

     DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

     LESS INFORMATION AVAILABLE. There is generally less public information available about foreign companies.

     MORE DIFFICULT BUSINESS NEGOTIATIONS. A Portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

     REDUCED LIQUIDITY/INCREASED VOLATILITY. Some foreign securities are less liquid and their prices more volatile, than securities of comparable U.S. companies.

     SETTLEMENT DELAYS. Settling foreign securities may take longer than settlements in the U.S.

     HIGHER CUSTODY CHARGES. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

     ASSET VULNERABILITY. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a Portfolio. Certain countries may also impose limits on the removal of securities or other assets of a Portfolio. Interest, dividends and capital gains on foreign securities held by a Portfolio may be subject to foreign withholding taxes.

     POLITICAL INSTABILITY. In some countries, political instability, war or diplomatic developments could affect investments.

     These risks may be greater in developing countries or in countries with limited or developing markets. In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

     At times, a Portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the Portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when Policyholders cannot make transactions.

     ADRS are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the ADRs.


     A Portfolio may also enter into foreign currency exchange contracts to shift exposure to currency exchange rate changes from one foreign currency to another. This technique is known as cross-hedging. For example, if the Sub-Adviser believed that a particular currency may decline relative to the U.S. dollar, a Portfolio could enter into a contract to sell that currency (up to the value of the Portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. As a non-fundamental operating policy, a Portfolio will not enter into currency exchange contracts if, as a result, more than 10% of its assets would be committed to the consummation of cross-hedge contracts, and will instruct its custodian bank to set aside high-grade, liquid assets to cover the Portfolio's purchase obligations under this type of contract.

     Generally, the use of hedging strategies involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Sub-Adviser engages in a hedging transaction intended to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such hedging strategy had not been used. The use of hedging strategies involves special risks, which include: 1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; 2) imperfect correlation between the price of the hedging instruments and movements in the prices of the securities or currencies underlying the hedging transaction; 3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities;
4) the possible absence of a liquid secondary market for any particular hedging instrument at any time; and 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See the SAI for further information concerning these risks. The Sub-Adviser will bear the costs of any separately identifiable expenses incurred in connection with consultation of experts.

OTHER INVESTMENT POLICIES AND RESTRICTIONS

     The Portfolios are subject to other investment policies and restrictions which are described in the SAI, some of which are fundamental policies of the Portfolios and as such may not be changed without the approval of the shareholders of the Portfolios.


PORTFOLIO TURNOVER

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Portfolios may engage frequently in short-term trading. High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs for the Portfolios. The Sub-Adviser is unable to predict precisely the future turnover rate of the Portfolios. However, the annual portfolio turnover rate for the C.A.S.E. Quality Growth Portfolio is expected to range between 75% and 100%; the annual portfolio turnover rate for the C.A.S.E. Growth & Income Portfolio is expected to range between 75% and 100%; and the annual portfolio turnover rate for the C.A.S.E. Growth Portfolio is expected to range between 150% and 200% annually. Turnover rates may vary based on market volatility and economic conditions. The rate of portfolio turnover will not be a limiting factor when changes in a Portfolio's holdings are deemed appropriate by the Sub-Adviser. See "Portfolio Transactions and Brokerage" in the SAI.

                            MANAGEMENT OF THE FUND

     Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not "interested persons" of the Fund within the meaning of that term under the 1940 Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL Management as Investment Adviser and C.A.S.E. Management, Inc. as Sub-Adviser, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL Management and receive no compensation from the Fund. The SAI contains the names of and general background information regarding each Director and executive officer of the Fund.


THE INVESTMENT ADVISER

     WRL Management, located at 201 Highland Avenue, Largo, Florida 33770-2597, serves as the Fund's Investment Adviser. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group. The Investment Adviser has served as the investment adviser to the Fund since January 1, 1997. Prior to this date, WRL served as investment adviser to each Portfolio.

     Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolios in accordance with the Portfolios' stated investment objectives and policies. As compensation for its services to the Portfolios, the Investment Adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of each of the Portfolios.


     The Investment Adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the Portfolios, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund.

     The Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of the C.A.S.E. Quality Growth Portfolio and the C.A.S.E. Growth & Income Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed 1.50% of a Portfolio's average daily net assets. (Prior to May 1, 1996, the Investment Adviser had voluntarily undertaken to pay expenses on behalf of the C.A.S.E. Quality Growth Portfolio and the C.A.S.E. Growth & Income Portfolio to the extent normal operating expenses exceeded 1.00% of average daily net assets.) In addition, the Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of the C.A.S.E. Growth Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed 1.00% of the Portfolio's average daily net assets. For the year ended December 31, 1996, and for the period from May 1, 1995 through December 31, 1995, the Fund's previous investment adviser, WRL, paid expenses on behalf of the C.A.S.E. Quality Growth Portfolio in the amounts of $34,335 and $23,966, respectively; on behalf of the C.A.S.E. Growth & Income Portfolio in the amounts of $33,658 and $23,049, respectively; and on behalf of C.A.S.E. Growth

Portfolio in the amounts of $73,269 and $23,832, respectively. For the fiscal years ended December 31, 1996 and for the period from May 1, 1995 through December 31, 1995, the actual expenses for the C.A.S.E. Quality Growth Portfolio were 3.56% and 5.91% of average daily net assets, respectively; for the C.A.S.E. Growth and Income Portfolio were 3.34% and 6.17% of average daily net assets, respectively; and for the C.A.S.E. Growth Portfolio were 1.64% and 4.15% of average daily net assets, respectively. The Investment Adviser is not obligated to continue any voluntary expense limitation beyond April 30, 1988.

     In addition to the Investment Adviser's responsibilities discussed above, the Investment Adviser's advisory agreement with the Fund (the "Advisory Agreement") contemplates that the Investment Adviser, in connection with the performance of its responsibilities under the Advisory Agreement, will enter into sub-advisory agreements ("Sub-Advisory-Agreements") with Sub-Advisers to provide each Portfolio with portfolio management. Under current law, every Sub-Advisory Agreement must be submitted to and approved by shareholders of a Portfolio before the Sub-Adviser can provide investment advice to that Portfolio. For example, if a new Sub-Adviser were retained, shareholders would be required to approve the Sub-Advisory agreement with that Sub-Adviser. Similarly, if a Sub-Advisory Agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would also be required. Moreover, in most instances when there is a change of control of a Sub-Adviser, shareholder approval is required.

     The Fund's Board of Directors has determined that shareholders of each Portfolio have, in effect, elected to have the Investment Adviser select one or more Sub-Advisers best suited to achieve the Portfolio's investment objectives. The Board believes that part of a shareholder's investment decision is a determination to have those selections made by the Investment Adviser, a professional management organization with personnel having substantial experience in making such evaluations, selections and terminations.

     Under applicable law, the Fund is not generally required to hold annual shareholders' meetings, and does not generally hold such meetings, unless legally required to do so, in order to avoid the attendant costs. The Fund is currently required to call a meeting of shareholders of a Portfolio whenever it decides to employ new or additional Sub-Advisers, or to approve a new Sub-Advisory Agreement after an "assignment", or due to a material change in Sub-Advisory Agreement terms, with respect to such Portfolio. Given the nature of the Fund's operations and shareholders' reasons for investing in various of the Portfolios, such expenses are considered to provide little if any benefit to shareholders. For these reasons, the Fund and the Investment Adviser have applied to the SEC for an exemption from the provisions of the 1940 Act to permit the Fund and the Investment Adviser, subject to certain conditions, to enter into, materially amend, and terminate, and to permit Sub-Advisers to act pursuant to, Sub-Advisory Agreements without shareholder approval (the "Proposed Sub-Advisory Arrangement").

     If the SEC exemption is granted, certain conditions would apply. The conditions are intended to ensure that shareholders receive adequate disclosure about the Sub-Advisers or a decision by the Investment Adviser and the Fund's Board of Directors to appoint a new Sub-Adviser or to change materially the terms of a Sub-Advisory Agreement. In addition, before a Portfolio could rely on the exemption, the Proposed Sub-Advisory Arrangement must be approved by a majority of the outstanding voting securities of the Portfolio. The Fund's Board of Directors and the Investment Adviser intend to ask shareholders of the Portfolios to approve the Proposed Sub-Advisory Arrangement at a future date.



DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT

     Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. ISI is an affiliate of the Investment Adviser, and serves as principal underwriter for the Fund.

     The expenses the Fund may pay pursuant to the Distribution Plan shall include, but are not necessarily limited to, the following: cost of printing and mailing Fund prospectuses and statements of additional information, and any supplements thereto to prospective investors; costs relating to development and preparation of Fund advertisements, sales literature and brokers' and other promotional materials describing and/or relating to the Fund; expenses in connection with presentation of seminars and sales meetings describing the Fund; development of consumer-oriented sales materials describing the Fund; and expenses attributable to "distribution-related services" provided to the Fund (E.G., salaries and benefits, office expenses, equipment expenses (I.E., computers, software, office equipment, etc.), training expenses, travel costs, printing costs, supply expenses, programming time and data center expenses, each as they relate to the promotion of the sale of Fund shares).

     Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly.

     ISI will submit to the Fund's Board for approval annual distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board.

     ISI has determined it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

     Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. Prior to January 1, 1997, WRL performed these services in connection with its serving as the Fund's investment adviser.


THE SUB-ADVISER

     C.A.S.E. Management, Inc., located at 2255 Glades Road, Suite 221-A, Boca Raton, Florida 33431, serves as the Sub-Adviser to the Portfolios. C.A.S.E. Management, Inc. is a registered investment advisory firm and a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, president and chief executive officer of the Sub-Adviser. The Sub-Adviser provides investment management services to financial institutions, high net worth individuals, and other professional money managers. The Sub-Adviser has not previously managed a registered investment company.

     Informally, the Sub-Adviser's Board members confer on a continuous basis, gathering economic sector, industry and stock specific information from the Sub-Adviser's research and management resources. Each of the Sub-Adviser's Board members are individually responsible for the analytical coverage of one or two of the market's eight economic sectors. The Sub-Adviser's "sector specialists" are encouraged to maintain contact with counterpart sector specialists from leading outside research organizations. The information gathered for consideration by the Board's sector specialists also includes objective forms of research from various governmental agencies, stock exchanges and financial capitols. Formally, the Sub-Adviser's Board meets monthly to formulate overall strategic investment positions. The Board then formally reviews its current investment focus towards every stock, industry, and economic sector owned in its overall stock population. When stocks are sold or removed from the Sub-Adviser's overall population, it is generally because their investment characteristics have deteriorated to a point deemed to be unfavorable by the sector specialist or the full membership of the Board. Stocks which appear to have above-market characteristics may also be added to the Sub-Adviser's overall population, and to a Portfolio (if otherwise consistent with the Portfolio's investment objective and restrictions) by the sector specialist or the collective vote of the Sub-Adviser's Board members, anytime during the month, or during the Sub-Adviser's formal month-end Board meeting.

     The Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for each Portfolio. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolios and for making decisions to buy, sell or hold any particular security, and it places orders to buy or sell securities on behalf of the Portfolios. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolios.

     The Sub-Adviser's investment philosophies reflect fundamental research, both qualitative and quantitative. It utilizes industry analysts, direct field investigations, and market relative comparative measures in evaluating prospective and current investments of the Portfolios. These comparative measures include, but are not limited to, insider ownership and changes thereto, institutional ownership and changes thereto, earnings projections and predictability, return on equity, price/earnings ratios during various measuring periods, and price to book value. Investment selections are also influenced by the cyclical aspects of the economy, monetary flows, policies of the Federal Reserve, and the Sub-Adviser's proprietary comparative analysis methods. The Sub-Adviser conducts a detailed review of each Portfolio's investments on a monthly basis, based on comparative and other research categories. The scope of its research is obtained from governmental agencies, analyst driven research departments and stock exchanges.

     In undertaking its research and conducting its analysis of current and potential investments for the Portfolios, the Sub-Adviser utilizes complex proprietary computer-based programs developed by the Sub-Adviser's parent, C.A.S.E., Inc. These programs are available to the Sub-Adviser by license from its parent. The Sub-Adviser believes that time and cost efficiencies associated with these programs permit it to maintain current information on over 4,000 stocks listed on the major North American exchanges in fifty-seven industries and eight economic sectors and to evaluate this information on a market comparative basis using over 30 different strategic and econometric models.

     For its services, the Sub-Adviser receives monthly compensation from the Investment Adviser at the annual rate of 0.40% of the average daily net assets of the Portfolios.

     The Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolios. The Sub-Adviser is authorized to consider sales of the Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. In addition, the Sub-Adviser may occasionally place portfolio business with broker-dealers affiliated with the Investment Adviser or the Sub-Adviser; in such event, the Sub-Adviser always will seek best execution.

PERSONAL SECURITIES TRANSACTIONS

     The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Board of Directors of the Fund. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics

Policy, must adopt and enforce their own Codes of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Board of Directors on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

     The Portfolios intend to distribute substantially all of the net investment income, if any. Dividends from investment income, if any, of the Portfolios normally are declared and paid semi-annually in additional shares of the Portfolios at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolios at the end of the fiscal year.

                                     TAXES

     Each Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, a Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is each Portfolio's intention to distribute all such income and gains.

     Shares of each Portfolio are offered only to the Separate Account (which is an insurance company separate account that funds the Contracts). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity contracts. For a discussion of the taxation of life insurance companies and the Separate Account, as well as the tax treatment of the Contracts and the Contract Owners thereof, see "Federal Tax Matters" included in the respective prospectuses for the Contracts.

     Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat each Portfolio's assets as assets of the related separate account, these limitations also apply to each Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

     Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Account, WRL, the Contracts, and tax consequences to the Contract Owners thereof, other than as described in the prospectus for the Contracts.

     The foregoing is only a summary of some of the important Federal income tax considerations generally affecting a Portfolio and its shareholders; see the SAI for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of a Portfolio are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Contracts. Such charges are described in the respective prospectuses for the Contracts.

                              VALUATION OF SHARES

     A Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

     Net asset value of a Portfolio share is computed by dividing the value of the net assets of each Portfolio by the total number of shares outstanding in each Portfolio.


     Except for money market instruments maturing in 60 days or less, securities held by the Portfolios are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. (See the SAI for details.)


                            THE FUND AND ITS SHARES

     The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the SEC as a diversified, open-end, management investment company.


     The Fund offers shares of the Portfolios for purchase by the Separate Accounts to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Shares may be offered to other life insurance companies in the future. Because shares of all portfolios of the Fund are sold to these various separate accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for such variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contractowners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of shares of the Portfolios by the Separate Account or of shares of other Fund portfolios by one or more of the Other Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale typically resulting from a larger combined fund.


     The Fund offers a separate class of common stock for each portfolio. All shares of the Portfolios and of each of the other portfolios have equal voting rights, except that only shares of a particular portfolio will be entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of a Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that Portfolio and, upon liquidation or dissolution, to participate equally in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event holders of the remaining shares would not be able to elect any directors.

     Only the Separate Account and the Other Separate Accounts of the Life Companies may hold shares of portfolios of the Fund and are entitled to exercise the rights directly as described above. If and to the extent required by law, WRL will vote the Portfolios' shares, and the Life Companies will vote the shares of the Fund's other portfolios in the Other Separate Accounts, including shares which are not attributable to Contract Owners and holders of the Policies, respectively, at meetings of the Fund in accordance with instructions received from Contract Owners and holders of the Policies, respectively, having voting interests in the corresponding sub-accounts of the Separate Account and the Other Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote Fund shares in their own right, they may elect to do so. The rights of Contract Owners and holders of the Policies are described in more detail in the prospectuses or disclosure document for the Contract and the Policies, respectively.

                            PERFORMANCE INFORMATION

     The Fund may, from time to time, include quotations of a Portfolio's total return or yield in connection with the total return for the corresponding sub-account of the Separate Account in advertisements, sales literature or reports to Contract Owners or to prospective investors. Total return and yield quotations for a Portfolio reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield will not reflect charges or deductions against the Separate Account or charges and deductions against the Contracts. Where relevant, the prospectus for the Contracts contains additional performance information.

     The total return of a Portfolio refers to the average annual percentage change in value of an investment in the Portfolio held for various periods of time, including, but not limited to, one year, five years, ten years and since the Portfolio began operations, as of a stated ending date. When a Portfolio has been in operation for these periods, the total return for such periods will be provided if performance information is quoted. Total return quotations for a Portfolio are expressed as average annual compound rates of return for each of the periods quoted, reflect the deduction of a proportionate share of a Portfolio's investment advisory fees and Portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

     The Fund may, from time to time, disclose in advertisements, sales literature and reports to Contract Owners or to prospective investors, total returns for a Portfolio for periods in addition to those required to be presented, or disclose other nonstandardized data such as cumulative total returns, actual year-by-year returns, or any combination thereof.

     The Fund may also, from time to time, compare performance information for a Portfolio in advertisements, sales literature and reports to Contract Owners or to prospective investors to: (1) the Standard & Poor's Index of 500 Common Stocks, the Dow Jones Industrial Average or other widely recognized indices; (2) other mutual funds whose performance is reported by Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE and FORTUNE, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds according to overall performance, investment objective, and assets. Unmanaged indices may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expense of operating or managing a fund.

     (See the SAI for more information about the Portfolios' performance.)

                              GENERAL INFORMATION


REPORTS TO POLICYHOLDERS

     The fiscal year of the Portfolios ends on December 31 of each year. The Fund will send to the Portfolios' Policyholders, at least semi-annually, reports showing the Portfolios' compositions and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to Policyholders each year.


CUSTODIAN AND DIVIDEND DISBURSING AGENT

     Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111 acts as Custodian and Dividend Disbursing Agent of the Portfolios' assets.

ADDITIONAL INFORMATION

     The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                             WRL SERIES FUND, INC.

                       C.A.S.E. QUALITY GROWTH PORTFOLIO
                      C.A.S.E. GROWTH & INCOME PORTFOLIO
                           C.A.S.E. GROWTH PORTFOLIO

                              OFFICE OF THE FUND:
                             WRL Series Fund, Inc.
                              201 Highland Avenue
                           Largo, Florida 33770-2597
                                (800) 851-9777
                                (813) 585-6565



INVESTMENT ADVISER:

  WRL Investment Management, Inc.
  201 Highland Avenue
  Largo, FL 33770-2597


SUB-ADVISER:

  C.A.S.E. Management, Inc.
  2255 Glades Road
  Suite 221-A
  Boca Raton, FL 33431

CUSTODIAN:

  Investors Bank & Trust Company
  89 South Street
  Boston, MA 02111

INDEPENDENT ACCOUNTANTS:

  Price Waterhouse LLP
  1055 Broadway
  Kansas City, MO 64105

TRANSFER AGENT:

      WRL Investment Services, Inc.
      201 Highland Avenue
      Largo, FL 33770

DISTRIBUTOR:

      InterSecurities, Inc.
      201 Highland Avenue
      Largo, FL 33770-2597


          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.


WRL00069-05/97

                             WRL SERIES FUND, INC.

                       C.A.S.E. QUALITY GROWTH PORTFOLIO
                       C.A.S.E. GROWTH & INCOME PORTFOLIO
                           C.A.S.E. GROWTH PORTFOLIO

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the C.A.S.E. Quality Growth Portfolio, C.A.S.E. Growth & Income Portfolio and C.A.S.E. Growth Portfolio of the WRL Series Fund, Inc. (the "Fund"). A copy of the Prospectus may be obtained from the Fund by writing the Fund at 201 Highland Avenue, Largo, Florida 33770 or by calling the Fund at (800) 851-9777.

                        WRL INVESTMENT MANAGEMENT, INC.

                               Investment Adviser

                           C.A.S.E. MANAGEMENT, INC.

                                  Sub-Adviser


     The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1997.




WRL00073-5/97

                              TABLE OF CONTENTS


                                                       PAGE IN THIS STATEMENT       CROSS-REFERENCE
                                                     OF ADDITIONAL INFORMATION   TO PAGE IN PROSPECTUS
                                                     -------------------------   ---------------------
Investment Objective and Policies                             1                            3

Investment Restrictions                                       1                            9
 Repurchase and Reverse Repurchase
   Agreements                                                 2                            6
 Lending of Portfolio Securities                              3                            7
 Foreign Securities                                           3                            7
 Non-Investment Grade Debt Securities                         4                            4
 Investments in Futures, Options and Other
   Derivative Instruments                                     4                            6

Management of the Fund                                       15                           10
 Directors and Officers                                      15                           10
 The Investment Adviser                                      17                           10
 The Sub-Adviser                                             20                           12

Portfolio Transactions and Brokerage                         20                           13
 Portfolio Turnover                                          20                            9
 Placement of Portfolio Brokerage                            21                           13

Purchase and Redemption of Shares                            23                           15
 Offering of the Shares and Determination of
   Offering Price                                            23                           15
 Net Asset Valuation                                         23                           15

Investment Experience Information                            23                           16

Calculation of Performance Related Information               23                           16
 Total Return                                                23                           16
 Yield Quotations                                            24                           16

Taxes                                                        24                           14

Capital Stock of the Fund                                    26                           15

Registration Statement                                       26                          N/A

Financial Statements                                         26                           17

Other Information                                            26                           17

Appendix A - Description of Portfolio Securities            A-1                            6

Appendix B - Description of Selected Corporate
 Bond and Commercial Paper Ratings                          B-1                            3

                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the C.A.S.E. Quality Growth Portfolio, C.A.S.E. Growth & Income Portfolio and C.A.S.E. Growth Portfolio (the "Portfolios") of the Fund are described in the Portfolios' Prospectus. Shares of the Portfolios are sold only to the WRL Series Annuity Account, a separate, segregated asset account (the "Separate Account") of Western Reserve Life Assurance Co. of Ohio ("WRL") to fund the benefits under certain variable annuity contracts (the "Contracts").

     As indicated in the Prospectus, the Portfolios' investment objectives and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of the Fund without approval of the owners of the Contracts (collectively, "Contract Owners"). A change in the investment objectives or policies of a Portfolio may result in the Portfolios having investment objectives or policies different from those which a Contract Owner deemed appropriate at the time of investment.

     As indicated in the Prospectus, each Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of a Portfolio are represented or (ii) more than 50% of the outstanding shares of a Portfolio. A complete statement of all such fundamental policies is set forth below.

INVESTMENT RESTRICTIONS - ALL PORTFOLIOS

     A Portfolio may not, as a matter of fundamental policy:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

     2. Invest more than 15% of the value of the Portfolio's assets in any particular industry (other than Government securities);

     3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

     4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

     5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio; and

     6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

     Furthermore, the Portfolios have adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Contract Owner approval:

     (A) A Portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

     (B) A Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

     (C) A Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

     (D) A Portfolio may not purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

     (E) A Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions;

     (F) A Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or other securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act;

     (G) A Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the Portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund;

     (H) A Portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors;

     (I) A Portfolio may not invest in companies for the purpose of exercising control or management; and

     (J) A Portfolio may not issue senior securities, except as permitted by the 1940 Act.

     Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value or of a Portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowings, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require the Portfolios' investments in foreign securities to meet additional diversification and other requirements.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days

(usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. A Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio in connection with bankruptcy or insolvency proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser.

     In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that the Sub-Adviser deems creditworthy.

LENDING OF PORTFOLIO SECURITIES

     Each of the Portfolios may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each of the Portfolios must receive any dividends or interest paid by the issuer on such securities; (c) each of the Portfolios must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each of the Portfolios must receive either interest from the investment of collateral or a fixed fee from the borrower. Securities loaned by a Portfolio remain subject to fluctuations in market value. A Portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the Portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Portfolio may also incur expenses in enforcing its rights. If a Portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

FOREIGN SECURITIES

     Subject to the limitations set forth above, the Portfolios may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It is possible that market quotations for foreign securities will not be readily available. In such event, these securities shall be valued at fair market value as determined in good faith by the Sub-Adviser under the supervision of the Board of Directors. If it should become necessary, a Portfolio could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs with respect to foreign securities may be higher. The Investment Adviser and the Sub-Adviser will consider these and other factors before investing in foreign securities. The Portfolios will not concentrate their investments in any particular foreign country.

     To the extent a Portfolio invests directly in foreign securities, a Portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a Portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a Portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a Portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally NOT covered by insurance otherwise applicable to such institutions. For a more detailed explanation regarding the special risks of investing in foreign securities, see "Foreign Investments and Special Risks" in the Prospectus.

NON-INVESTMENT GRADE DEBT SECURITIES

     A Portfolio may, but does not currently invest, or intend to invest, in debt securities below the four highest grades ("lower grade debt securities") as determined by Moody's Investors Service, Inc. ("Moody's") (Baa) or Standard & Poor's ("S&P") (BBB). The Portfolios do not currently intend to invest more than 5% of their assets in non-investment grade securities. Before investing in any lower-grade debt securities, the Sub-Adviser will determine that such investments meet the Portfolio's investment objectives and that the lower-grade debt securities' ratings are supported by an internal credit review, which the Sub-Adviser will conduct in each such instance. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics (see Appendix B for a description of the ratings), and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

     The quality limitation set forth in the Portfolios' investment policies is determined immediately after the Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policies.

INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

     FUTURES CONTRACTS. Each Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it buys or sells futures contract.

     When a Portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts will not be made for speculation and will not be made other than to seek to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of a Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

     The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of a FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with a FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Sub-Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM's with which the Portfolios do business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

     Although a Portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the Portfolio's open futures obligations, the segregated assets would be available to the Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Portfolio's cash that may otherwise be invested would be held uninvested or invested in high-grade liquid assets so long as the futures position remains open, the Portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

     The acquisition or sale of a futures contract may occur, for example, when a Portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the Portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby preventing the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell portfolio securities.

     Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to futures contracts will consist of high-grade liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to the futures contracts.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Sub-Adviser still may not result in a successful use of futures contracts.

     Futures contracts entail risks. Although the Sub-Adviser believes that use of such contracts can benefit the Portfolios, if the Sub-Adviser's investment judgment is incorrect, a Portfolio's overall performance could be worse than if the Portfolio had not entered into futures contracts. For example, if a Portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the Portfolio and prices increase instead, the Portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Portfolio's futures positions. In addition, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Portfolio.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly the Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the Portfolio's investments.

     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a Portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Portfolio's other investments.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired.

     Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

     Each of the Portfolios intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that a Portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

     OPTIONS ON FUTURES CONTRACTS. A Portfolio may buy and write options on futures contracts only for hedging purposes. An option on a futures contract gives the Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities" below. Transactions in options on futures contracts will not be made for speculation and will not be made other than to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

     The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

     The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to attempt to hedge the Portfolio's securities against the risk of falling prices.

     The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     FORWARD CONTRACTS. Each Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A Portfolio may invest in forward currency contracts with stated contract values of up to the value of the Portfolio's assets.

     A Portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A Portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

     Additionally, when the Sub-Adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the Portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Portfolios may enter into a forward currency contract to buy that foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

     A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

     In any of the above circumstances a Portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when the Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the Portfolio are denominated ("cross-hedge"). For example, if the Sub-Adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a Portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the Portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting the Portfolio's currency exposure from one foreign currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Portfolio if the Sub-Adviser's projection of future exchange rates is inaccurate.

     A Portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a Portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

     Forward contracts are currently considered illiquid. Accordingly, the Fund's custodian will place cash or high-grade liquid assets in a segregated account of a Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or high-grade liquid assets will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, a Portfolio may buy call options permitting the Portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the Portfolio may buy put options permitting the Portfolio to sell the amount of foreign currency subject to a forward buy contract.

     While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the Portfolio's assets.

     Also, with regard to a Portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are subject of the cross-hedging transaction are denominated.

     OPTIONS ON FOREIGN CURRENCIES. A Portfolio may buy put and call options and may write covered put and call options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a Portfolio's option position, the Portfolio could sustain losses on transactions in foreign currency options which would require that the Portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

     Each of the Portfolios may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Each of the Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the Portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

     Each of the Portfolios may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining, in a segregated account with the Fund's custodian, cash or high-grade liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     A Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the Sub-Adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at the time when the Sub-Adviser believes it would be advantageous for the Portfolio to do so.

     OPTIONS ON SECURITIES. In an effort to reduce fluctuations in net asset value, a Portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter. A Portfolio also may write call options that are not covered for cross-hedging purposes. A Portfolio may write and buy options on the same types of securities that the Portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on the Portfolio's writing and buying options on securities.

     A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

     A put option written by a Portfolio is "covered" if the Portfolio (i) maintains cash not available for investment or high-grade liquid assets with a value equal to the exercise price in a segregated account with its custodian or
(ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

     A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by maintaining in a segregated account with its custodian cash or high-grade liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the Sub-Adviser believes that writing the option would achieve the desired hedge.

     If a put or call option written by a Portfolio was exercised, the Portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

     The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a Portfolio desires to sell a particular security on which the Portfolio has written a call option, the Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

     A Portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a Portfolio may realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or
(vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Each of the Portfolios may write options in connection with buy-and-write transactions; that is, a Portfolio may buy a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

     The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

     A Portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     A Portfolio may buy call options to attempt to hedge against an increase in the price of securities that the Portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

     In purchasing an option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a Portfolio were permitted to expire without being sold or exercised, the Portfolio would lose the amount of the premium.

     Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

     INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a Portfolio's investments from interest rate or currency exchange rate fluctuations, the Portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the Portfolios may consider buying at a later date. The Portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

     Swap and swap-related products are specialized over-the-counter instruments and their use involves risks specific to the markets in which they are entered into. A Portfolio will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value of at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (I.E., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

     There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio; although a Portfolio does not presently intend to engage in such transactions in excess of 5% of its total assets. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (I.E., write) caps and floors without limitation, subject to the segregated account requirement described above.

     In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques, that become available as the Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. The Sub-Adviser may use these opportunities to the extent they are consistent with the each Portfolio's respective investment objectives and are permitted by each Portfolio's respective investment limitations and applicable regulatory requirements.

     SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which Portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a Portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     A Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio, the inability of the Portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a Portfolio will be able to use those instruments effectively for the purposes set forth above.

     In connection with certain of its hedging transactions, a Portfolio must place assets in a segregated account with the Fund's Custodian bank to ensure that the Portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the Portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Portfolio's assets could impede implementation of the Portfolio's investment policies or the Portfolio's ability to meet redemption requests or other current obligations.

     ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo, Florida
 33771. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Series Fund (September, 1996 - present); former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/30), 35 Winston Drive, Clearwater, Florida
 34616. Retired (1988 - present); Senior Vice-President, Treasurer (1966 -
 1988), Western Reserve Life Assurance Co. of Ohio; Vice President, Treasurer, (1968 - 1988), Director (1968 - 1987), Pioneer Western Corporation; Vice President of the Fund (1986 to December, 1990); Trustee of IDEX Series Fund (September, 1996 - present); former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3.

RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard, Clearwater
 Beach, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1975 - present).

JOHN R. KENNEY (1)(2), CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB
 2/8/38). Chairman of the Board of Directors (1987 - present), Chief Executive Officer (1982 - present) President (1978 - 1987 and December, 1992 - present), Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), Largo, Florida; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida; Chairman of the Board of Directors (February, 1997 - present) AEGON Asset Management Services, Inc., Largo, Florida; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988
 - 1989), Director (1976 - February, 1991), Executive Vice President (1972 -
 1988), Pioneer Western Corporation (financial services), Largo, Florida; President and Director (1985 - September, 1990) and Director (December, 1990 - present); Idex Management, Inc. (investment adviser), Largo, Florida; Trustee (1987 - September, 1996) Chairman (December, 1989 - September, 1990 and November, 1990 - September, 1996) and President and Chief Executive Officer (November, 1986 - September, 1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), and Trustee and Chairman (September, 1996 - present) of IDEX Series Fund, all of Largo, Florida.

G. JOHN HURLEY (1)(2), DIRECTOR AND EXECUTIVE VICE PRESIDENT (DOB 9/12/48). Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - January, 1997) Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), Largo, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida; Director, President and Chief Executive Officer (February, 1997 - present) AEGON Asset Management Services, Inc., Largo, Florida; President and Chief Executive Officer (September, 1990 - September, 1996), Trustee (June, 1990 - September, 1996) and Executive Vice President (June, 1988 - September, 1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Trustee, President and Chief Financial Officer (September, 1996 - present) of IDEX Series Fund; President, Chief Executive Officer and Director of InterSecurities, Inc. (May, 1988 - present); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991
 - August, 1992); Vice President of Pioneer Western Corporation (May, 1988 - February, 1991).

ALLAN HAMILTON (1)(2), TREASURER, PRINCIPAL FINANCIAL OFFICER (DOB 11/26/56).
 Vice President and Controller (1987 - present), Treasurer (February 1997 - present), Assistant Vice President and Assistant Controller (1983 - 1987), Western Reserve Life Assurance Co. of Ohio; Vice President and Controller (1988
 - February, 1991), Pioneer Western Corporation (financial services), Largo, Florida.

REBECCA A. FERRELL (1)(2), SECRETARY, VICE PRESIDENT AND COUNSEL (DOB 12/10/60).
 Vice President and Associate General Counsel (March, 1997 - present), Assistant Vice President and Counsel (June, 1995 - March, 1997) Attorney (August, 1993 - June, 1995), Western Reserve Life Assurance Co. of Ohio; Vice President and Associate General Counsel (February, 1997 - present) AEGON Asset Management Services, Inc., Largo, Florida; Secretary and Assistant Vice President
----------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.

  (March, 1994 - September, 1995), Secretary, Vice President and Counsel (September, 1995 - September, 1996) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Secretary, Vice President and Counsel (September, 1996 - present) of IDEX Series Fund; Attorney (September, 1992 - August, 1993), Hearne, Graziano, Nader & Buhr, P.A.

ALAN M. YAEGER (1)(2), EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive Vice
 President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June, 1993) and Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996
 - present), WRL Investment Management, Inc. (investment adviser), Largo, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida.
----------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.


     The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Adviser ("disinterested Director"). Each Director also receives $500, plus expenses, per each regular and special Board meeting attended. For the year ended December 31, 1996, the C.A.S.E. Quality Growth Portfolio's, C.A.S.E. Growth & Income Portfolio's and C.A.S.E. Growth Portfolio's share of Directors' fees and expenses paid by the Fund were $6, $5, and $123, respectively.

The following table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1996.


                               COMPENSATION TABLE


                                                             PENSION OR RETIREMENT      TOTAL COMPENSATION PAID TO
                                 AGGREGATE COMPENSATION       BENEFITS ACCRUED AS        DIRECTORS FROM WRL SERIES
NAME OF PERSON, POSITION       FROM WRL SERIES FUND, INC.    PART OF FUND EXPENSE*   FUND, INC., AND IDEX SERIES FUND
------------------------       --------------------------    ---------------------   --------------------------------
Peter R. Brown, Director                  $9,500                       $0                        $34,000
Charles C. Harris, Director               $9,500                       $0                        $34,000
Russell A. Kimball, Jr.,
 Director                                 $9,000                       $0                        $ 9,000



----------------
* The Plan became effective January 1, 1996.


     Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, or IDEX Series Fund, to a disinterested Director or Trustee on a current basis for services rendered as director (IDEX Fund and IDEX Fund 3 were merged with, and into, the Growth Portfolio of IDEX II Series Fund on September 20, 1996, at which time IDEX II Series Fund was renamed IDEX Series
Fund). Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX Series Fund (without imposition of sales charge), as elected by the directors. It is not anticipated that the Plan will have any impact on the Fund.

     As of April 1, 1997, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of Contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.

THE INVESTMENT ADVISER

     The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund - The Investment Adviser" in the Prospectus.

     WRL Investment Management, Inc. ("WRL Management") serves as the investment adviser to each Portfolio of the Fund pursuant to an Investment Advisory Agreement dated January 1, 1997 with the Fund. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is wholly-owned by First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

     The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each Portfolio of the Fund on December 16, 1996. The Investment Advisory Agreement provides that it will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually
(a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

     While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Portfolios and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement. For further information about the management of the Portfolios, SEE "The Sub-Adviser", page 20.

     ADVISORY FEE. The method of computing the investment advisory fee is described in the Prospectus. For the period from May 1, 1995 (commencement of operations) to December 31, 1995 and for the year ended December 31, 1996, the Investment Adviser was paid fees for its services on behalf of the C.A.S.E. Quality Growth Portfolio in the amount of $3,871 and $12,683, respectively; the C.A.S.E. Growth & Income Portfolio in the amount of $3,453 and $13,903, respectively; and the C.A.S.E. Growth Portfolio in the amount of $5,519 and $83,931, respectively.


     PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the Portfolios. Each Portfolio pays: all expenses incurred in connection with the formation and organization of a Portfolio, including the preparation (and filing, when necessay) of the Portfolio's contracts, plans and documents, conducting meetings of organizers, directors and shareholders; of preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of the Portfolio and its shares under the 1940 Act and the 1933 Act and all other matters relating to the formation and organization of a Portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or WRL Management; compensation of the Fund's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meeting and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the Portfolios.


     The Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of the Portfolios to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed certain percentages of the Portfolios' average daily net assets. The expense limitations are described in the Prospectus for the Portfolios.


     SERVICE AGREEMENT. Effective January 1, 1997, the Fund has entered into an Administrative Services and Transfer Agency Agreement ("Services Agreement") with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The Service Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940
Act) on October 3, 1996. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis.


     DISTRIBUTION AGREEMENT. Effective January 1, 1997, the Fund adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Plan, the Fund entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. The Distribution Plan and related Agreement were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act), on October 3, 1996, and the Distribution Plan was approved by the shareholders of each Portfolio of the Fund on December 16, 1996. ISI is an affiliate of the Investment Adviser.


     Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the Portfolios, will reimburse ISI after each calendar month for certain Fund distribution expenses incurred or paid by ISI, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio.


     Distribution expenses for which ISI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectuses and statements of additional information to potential investors; developing and preparing Fund advertisements, sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such expenses as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.


     ISI submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board of Directors.

     It is anticipated that benefits provided by the Distribution Plan may include lower fixed costs as a percentage of assets as Fund assets increase through the growth of the Fund due to enhanced marketing efforts.


     ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.


THE SUB-ADVISER

     This discussion supplements the information provided about the Sub-Adviser under the caption "Management of the Fund - The Sub-Adviser" in the Prospectus.

     C.A.S.E. Management, Inc. (the "Sub-Adviser") serves as the Sub-Adviser for the Portfolios pursuant to a Sub-Advisory Agreement dated January 1, 1997 between WRL Management and the Sub-Adviser and on behalf of the Portfolios. The Sub-Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act), on October 3, 1996 and by the shareholders of each Portfolio of the Fund on December 16, 1996. The Sub-Advisory Agreement provides that it will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolios, and (b) by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolios and terminate automatically in the event of assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.


     Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser with respect to the Portfolios. Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolios and for making decisions to buy, sell or hold any particular security. The Sub-Adviser provides the portfolio managers for the Portfolios. Such managers consider analyses from various sources, make the necessary decisions and effect transactions accordingly. The Sub-Adviser bears all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolios. The method of computing the Sub-Adviser's fee is set forth in the Prospectus. For the year ended December 31, 1996 and for the period May 1, 1995 (commencement of operations) to December 31, 1995, the Sub-Adviser was paid fees for the C.A.S.E. Quality Growth Portfolio in the amounts of $6,342 and $1,895 respectively; the C.A.S.E. Growth & Income Portfolio in the amounts of $6,951 and $1,726 respectively; and the C.A.S.E. Growth Portfolio in the amounts of $41,966 and $2,759 respectively.


     The Sub-Adviser, located at 2255 Glades Road, Suite 221-A, Boca Raton, Florida 33431, is a registered investment advisory firm and a wholly-owned subsidiary of C.A.S.E., Inc. The Sub-Adviser provides investment management services to financial institutions, high net worth individuals, and other professional money managers.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

     The information that follows supplements the information provided about portfolio turnover under the caption "The C.A.S.E. Quality Growth Portfolio, C.A.S.E. Growth & Income Portfolio and C.A.S.E. Growth Portfolio and the Fund - Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for each Portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by

(b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year. For the fiscal year ended December 31, 1996, and for the period May 1, 1995 to December 31, 1995 the Portfolio turnover rates were 185.87% and 119.63% respectively, for the C.A.S.E. Quality Growth Portfolio; 189.22% and 72.73% respectively, for the C.A.S.E. Growth & Income Portfolio; and 160.27% and 121.62% respectively for the C.A.S.E. Growth Portfolio. The Portfolio rates are substantially higher for the fiscal year ended December 31, 1996 than for the period May 1, 1995 to December 31, 1995 because 1996 was the first full year of operation for the Portfolios.


     There are no fixed limitations regarding the portfolio turnover of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

     Subject to policies established by the Board of Directors of the Fund, the Sub-Adviser is primarily responsible for placement of the Portfolios' securities transactions. In placing orders, it is the policy of the Portfolios to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While the Sub-Adviser generally will seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available. The Portfolios do not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

     Decisions as to the assignment of portfolio brokerage business for the Portfolios and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser and/or the Sub-Adviser's parent, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Supplemental investment research provided to the Sub- Adviser's parent, C.A.S.E., Inc., is available to the Sub-Adviser pursuant to the Sub-Adviser's license agreement with its parent. (See "Management of the Fund - The Sub-Adviser" in the Prospectus.)

     In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the Sub-Adviser's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security traded; the size and type of the transaction; the nature and character of the markets for the security purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of execution, clearance, and settlement services; financial stability; the existence of actual or apparent operational problems of any broker or dealer; and research products or services to be provided.

     These products and services may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information), including the research described above.

     Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser. The expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt by the Sub-Adviser or its parent of such supplemental information. The Sub-Adviser may use such research products and services in servicing other accounts in addition to the Portfolios. If the Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for the Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to the Portfolios.

     When a Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker.

     Securities held by one or more of the Portfolios may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for one or more of the Portfolios or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     On occasions when the Investment Adviser or the Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio(s) with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

     The Board of Directors of the Fund periodically reviews the brokerage placement practices of the Sub-Adviser on behalf of the Portfolios, and reviews the prices and commissions, if any, paid by the Portfolios to determine if they were reasonable.


     The Board of Directors of the Fund has authorized the Sub-Adviser to consider sales of the Contracts by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.

     For the year ended December 31, 1996, and for the period May 1, 1995 (commencement of operations of the Portfolios), to December 31, 1995, the C.A.S.E. Quality Growth Portfolio paid aggregate commissions in the amount of $9,263 and $3,875 respectively; the C.A.S.E. Growth & Income Portfolio paid $10,661 and $2,403 respectively; and the C.A.S.E. Growth Portfolio paid $97,761 and $8,662 respectively. For the same periods, the C.A.S.E. Quality Growth, C.A.S.E. Growth & Income and C.A.S.E. Growth Portfolios paid no commissions to C.A.S.E. Management, Inc.

                       PURCHASE AND REDEMPTION OF SHARES

OFFERING OF THE SHARES AND DETERMINATION OF OFFERING PRICE

     Shares of the Portfolios are currently sold only to the Separate Accounts to fund the benefits under the Contracts. The Portfolio may, in the future, offer its shares to other insurance company separate accounts. The Separate Accounts invests in shares of one or more of the Portfolios in accordance with the allocation instructions received from Contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the Policies and Annuity Contracts. Shares of the Portfolios are sold and redeemed at their respective net asset values as described in the Prospectus.

     Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares of the Portfolio outstanding.

NET ASSET VALUATION

     As stated in the Prospectus, the net asset value of a Portfolio's shares ordinarily is determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The per share net asset value of each Portfolio is determined by dividing the total value of the securities and other assets, less liabilities of that Portfolio, by the total number of shares of that Portfolio outstanding. In determining asset value, securities listed on the national securities exchanges and the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities which are traded on the over-the-counter market are valued at bid price. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by the Sub-Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis discussed above.

                       INVESTMENT EXPERIENCE INFORMATION

     The information provided in this section shows the historical investment experience of the Portfolios. It does not represent or project future investment performance.

     The Portfolios commenced operations on May 1, 1995. The rate of return indicated below depicts the actual investment experience of each Portfolio for the period shown.

                CALCULATION OF PERFORMANCE RELATED INFORMATION

     The Prospectus contains a brief discussion of how performance is calculated.


TOTAL RETURN

     The rate of return is based on the actual investment performance of the Portfolios, after deduction of investment advisory fees and direct Portfolio expenses. The rate is an average annual compounded rate of return for the year ended December 31, 1996. Also shown are comparable figures for the unmanaged S&P Index of 500 Common Stocks, a widely used measure of stock market performance.



                                   AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                                  FOR THE PERIODS ENDED ON DECEMBER 31, 1996
                              ---------------------------------------------------
FUND PORTFOLIO                 INCEPTION*      10 YEARS      5 YEARS      1 YEAR
--------------                -------------   -----------   ----------   --------
C.A.S.E. Quality Growth           18.89%           N/A          N/A       17.54%
C.A.S.E. Growth & Income          20.66%           N/A          N/A       19.22%
C.A.S.E. Growth Portfolio         23.22%           N/A          N/A       17.50%


----------------
* Portfolios commenced operations May 1, 1995.

     Total return quotations for each of the Portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                P (1+T)n = ERV

  Where:   P = a hypothetical initial payment of $1,000
           T = average annual total return
           N = number of years
         ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period)

     The total return quotation calculations for a Portfolio reflect the deduction of a proportionate share of the Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

     The rates of return do not reflect charges or deductions against the Separate Account, or charges and deductions against the Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Contracts. Where relevant, the prospectus for the Contracts contain performance information. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

YIELD QUOTATIONS

     The yield quotations for a Portfolio are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

                                   a-b
                      YIELD = 2 [ (--- + 1)6 - 1]
                                    cd

  Where: a = dividends and interest earned during the period by the Portfolio b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

                                     TAXES

     Shares of the Portfolios are offered only to the Separate Account that funds the Contracts. See the prospectus for the Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Account and the Contracts, and the owners thereof.

     Each Portfolio has qualified and expects to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Portfolio must distribute to its Contract Owners for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

     As noted in the Prospectus, each Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities and political subdivisions all are considered the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the Contracts.

     A Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

     Dividends and interest received by each Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

     The Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolios will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if a Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a

Portfolio's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If a Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Portfolio intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Portfolio's hedging transactions. To the extent this treatment is not available, the Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

     The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their Contract Owners. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Contracts and their Contract Owners.

                           CAPITAL STOCK OF THE FUND

     As described in the Prospectus, the Fund offers a separate class of common stock for each Portfolio. The Fund is currently comprised of the following portfolios: Money Market Portfolio, Bond Portfolio, Growth Portfolio, Global Portfolio, Short-to-Intermediate Government Portfolio, Emerging Growth Portfolio, Strategic Total Return Portfolio, Aggressive Growth Portfolio, Balanced Portfolio, Growth & Income Portfolio, Tactical Asset Allocation Portfolio, C.A.S.E. Quality Growth Portfolio, C.A.S.E. Growth & Income Portfolio, C.A.S.E. Growth Portfolio, International Equity Portfolio, Janus Balanced Portfolio, Value Equity Portfolio, Global Sector Portfolio, US Sector Portfolio, Foreign Sector Portfolio; and U.S. Equity Portfolio.


                            REGISTRATION STATEMENT

     The Fund has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

                             FINANCIAL STATEMENTS

     The audited financial statements for each Portfolio of the Fund for the year ended December 31, 1996 and the report of the Fund's independent accountants are included in the 1996 Annual Report and are incorporated herein by reference to such report.


                               OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, located at 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, serves as the Fund's independent accountants. The Fund has engaged Price Waterhouse LLP to examine, in accordance with generally accepted auditing standards, its annual report. In addition, Price Waterhouse LLP signs the tax returns for each of the Portfolio of the Fund.



CUSTODIAN

     Investors Bank & Trust Company ("IBT"), located at 89 South Street, Boston, Massachusetts 02111, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                  APPENDIX A

                      DESCRIPTION OF PORTFOLIO SECURITIES

     The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

     1. CERTIFICATE OF DEPOSIT. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

     2. EURODOLLAR CERTIFICATE OF DEPOSIT. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

     3. FLOATING RATE NOTE. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

     4. TIME DEPOSIT. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

     5. BANKERS' ACCEPTANCE. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     6. VARIABLE AMOUNT MASTER DEMAND NOTE. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the Portfolios will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

     7. COMMERCIAL PAPER. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

     8. REPURCHASE AGREEMENT. A repurchase agreement is an instrument under which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Portfolios, reflecting an agreed upon market rate of interest for the period from the time of a Portfolio's purchase of the security to the settlement date (I.E., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A Portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a Portfolio's net assets.

     Although repurchase transactions usually do not impose market risks on the purchaser, a Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a Portfolio upon liquidation of the securities may be limited.

     9. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by the Portfolios, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolios will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

     10. ASSET-BACKED SECURITIES. The Portfolios may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. The Portfolios will only purchase an asset-backed security if it is rated at least "A" by S&P or Moody's.

     11. MORTGAGE-BACKED SECURITIES. The Portfolios may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolios may invest in them if it is determined they are consistent with a Portfolio's investment objective and policies.

     12. COLLATERALIZED MORTGAGE OBLIGATIONS. (CMOs) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence.

     13. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

     The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

     Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total returns. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

                                  APPENDIX B

                   DESCRIPTION OF SELECTED CORPORATE BOND AND

                            COMMERCIAL PAPER RATINGS

CORPORATE BONDS - MOODY'S INVESTORS SERVICE, INC.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position on such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Unrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

   Should no rating be assigned, the reason may be one of the following:

   1. An application for rating was not received or accepted.

   2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

   3. There is a lack of essential data pertaining to the issue or issuer.

   4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

CORPORATE BONDS - STANDARD & POOR'S

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they exhibit an adequate degree of protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-) - The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Unrated - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                   PROSPECTUS
                              WRL SERIES FUND, INC.

                             GLOBAL SECTOR PORTFOLIO
                               US SECTOR PORTFOLIO
                            FOREIGN SECTOR PORTFOLIO




[GRAPHIC OMITTED]           201 Highland Avenue            [GRAPHIC OMITTED]
                           Largo, Florida 33770
                         Telephone: (800) 851-9777
                              (813) 585-6565


     WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the Global Sector, US Sector and Foreign Sector Portfolios of the Fund (collectively, the "Portfolios" and, individually, a "Portfolio").

     The investment objective of the Global Sector Portfolio is growth of capital. The Global Sector Portfolio seeks to achieve its objective by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors.

     The investment objective of the US Sector Portfolio is growth of capital. The US Sector Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in the equity securities of United States issuers.

     The investment objective of the Foreign Sector Portfolio is growth of capital. The Foreign Sector Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in the equity securities of foreign issuers.

     Shares of the Fund are sold only to the separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain individual variable life insurance policies (the "Policies") and individual and group variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the Portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.

     WRL Investment Management, Inc. ("WRL Management") and Meridian Investment Management Corporation ("Meridian") serve as the investment adviser (the "Investment Adviser") and the sub-adviser ("Sub-Adviser"), respectively, to the Portfolios. See "The Investment Adviser" and "The Sub-Adviser."

     This Prospectus sets forth concisely the information about the Portfolios that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

     Additional information about the Fund, the Portfolios and the other portfolios of the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information ("SAI") pertaining to the Portfolios bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

                                 --------------

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

     THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS OR DISCLOSURE DOCUMENT FOR THE APPLICABLE VARIABLE ANNUITY CONTRACT OR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          Prospectus Dated May 1, 1997

                             WRL SERIES FUND, INC.

                            GLOBAL SECTOR PORTFOLIO
                              US SECTOR PORTFOLIO
                           FOREIGN SECTOR PORTFOLIO

                               201 Highland Avenue
                                 Largo, FL 33770
                            Telephone: (813) 585-6565
                                       (800) 851-9777

                                TABLE OF CONTENTS


                                                          Page
                                                          ----

The Global Sector Portfolio, US Sector Portfolio and
 Foreign Sector Portfolio and the Fund    ............      2

Management of the Fund  ..............................      7

Dividends and Other Distributions   ..................      9

Taxes    .............................................      9

Purchase and Redemption of Shares   ..................     10

Valuation of Shares  .................................     10

The Fund and Its Shares    ...........................     10

Performance Information    ...........................     11

General Information  .................................     11

                              FINANCIAL HIGHLIGHTS

      The information in the tables below is taken from each Portfolio's audited financial statements which have been incorporated by reference in the SAI. The tables provide information for one share of capital stock outstanding of the Global Sector, US Sector and Foreign Sector Portfolios, respectively, for the period May 1, 1996 (commencement of operations) through December 31, 1996, using average shares outstanding throughout the period. Ratios of expenses to average net assets and net investment income to average net assets have been annualized for periods of less than one year. Total Returns and Portfolio Turnover for periods of less than one year are not annualized. A copy of the SAI and Annual Report may be obtained without charge upon request.


                             GLOBAL SECTOR PORTFOLIO

                                                    PERIOD FROM
                                                     5/1/96* TO
                                                      12/31/96
                                                    -----------
Net asset value, beginning of period ..............     $10.00
Income from operations:
 Net investment income (loss) .....................        .06
 Net realized and unrealized gain (loss)
  on investments ...................................       .55
                                                        ------
  Total income (loss) from operations .............        .61
                                                        ------
Distributions:
 Dividends from net investment income .............       (.02)
 Dividends in excess of net investment income .....
 Distributions from net realized gains
  on investments ...................................      (.04)
 Distributions in excess of net realized gains
  on investments ...................................
  Total distributions .............................       (.06)
                                                        ------
Net asset value, end of period ....................     $10.55
                                                        ======
Total return ......................................       6.08%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .......     $6,986
 Ratio of expenses to average net assets ..........       2.37%
 Ratio of net investment income (loss) to average
  net assets .......................................      0.62%
 Ratio of commissions paid to number of shares  ...       3.13%
 Portfolio turnover rate ..........................      27.58%


                              US SECTOR PORTFOLIO


                                                    PERIOD FROM
                                                     5/1/96* TO
                                                      12/31/96
                                                    -----------
Net asset value, beginning of period ..............     $ 10.00
Income from operations:
 Net investment income (loss) .....................        (.21)
 Net realized and unrealized gain (loss)
  on investments ...................................        .64
                                                        -------
  Total income (loss) from operations .............         .43
                                                        -------
Distributions:
 Dividends from net investment income .............         .00
 Dividends in excess of net investment income .....
 Distributions from net realized gains
  on investments ...................................        .00
 Distributions in excess of net realized gains
  on investments ...................................
  Total distributions .............................         .00
                                                        -------
Net asset value, end of period ....................     $ 10.43
                                                        =======
Total return ......................................        4.25%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .......     $ 2,100
 Ratio of expenses to average net assets ..........        4.76%
 Ratio of net investment income (loss) to average
  net assets .......................................      (2.04%)
 Ratio of commissions paid to number of shares ....        5.55%
 Portfolio turnover rate ..........................       55.61%


                            FOREIGN SECTOR PORTFOLIO


                                                     PERIOD FROM
                                                      5/1/96* TO
                                                       12/31/96
                                                      ----------
Net asset value, beginning of period ..............   $   10.00
Income from operations:
 Net investment income (loss) .....................        (.20)
 Net realized and unrealized gain (loss)
  on investments ...................................        .54
                                                      ---------
  Total income (loss) from operations .............         .34
                                                      ---------
Distributions:
 Dividends from net investment income .............         .00
 Dividends in excess of net investment income .....
 Distributions from net realized gains
  on investments ...................................       (.20)
 Distributions in excess of net realized gains
  on investments ...................................
  Total distributions .............................        (.20)
                                                      ---------
Net asset value, end of period ....................   $   10.14
                                                      =========
Total return ......................................        3.44%
Ratios and supplemental data:
 Net assets at end of period (in thousands) .......   $   1,477
 Ratio of expenses to average net assets ..........        4.68%
 Ratio of net investment income (loss) to average
  net assets .......................................      (2.03%)
 Ratio of commissions paid to number of shares ....        6.43%
 Portfolio turnover rate ..........................       28.08%

----------------
 * Commencement of operations of this Portfolio.

THE GLOBAL SECTOR PORTFOLIO, US SECTOR PORTFOLIO AND FOREIGN SECTOR PORTFOLIO AND THE FUND

      The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolios are series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Accounts. This Prospectus describes only the Portfolios.

      A particular portfolio of the Fund may not be available under the Policy or Annuity Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or disclosure document for the particular Policy or Annuity Contract you have chosen will indicate the portfolios which are generally available under the applicable Policy or Annuity Contract and should be read in conjunction with this Prospectus.

      There can be, of course, no assurance that the Portfolios will achieve their investment objectives. The Portfolios' investment objectives and, unless otherwise noted, their investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval. A change in the investment objectives or policies of the Portfolios may result in the Portfolios having investment objectives or policies different from those which a Policyholder deemed appropriate at the time of investment.

INVESTMENT OBJECTIVES AND POLICIES
GLOBAL SECTOR PORTFOLIO

      The investment objective of the Global Sector Portfolio is growth of capital.

      The Portfolio seeks to achieve this objective by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors. The Portfolio will invest in the following asset categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities and securities rated below investment grade; exchange-traded or over-the-counter real estate investment trusts (REITS); equity securities of companies involved in the exploration, mining, processing, or dealing or investing in gold ("gold stocks"); gold bullion; and domestic money market instruments. Market sectors within the asset categories include the industry, country or bond markets available for investment. See "Certain Portfolio Policies and Techniques," page 3 and "Risk Factors," page 5 for a discussion of the additional risks associated with investments in foreign securities, lower-rated debt securities, REITs, gold stocks and gold bullion.

      Under normal circumstances, the Portfolio will invest at least 65% of its total assets in securities of issuers domiciled in at least three countries, one of which may be the United States, although the Sub-Adviser expects the Portfolio's investments to be allocated among a larger number of countries. The percentage of the Portfolio's assets invested in securities of U.S. issuers normally will be higher than that invested in securities of issuers domiciled in any other single country. However, it is possible that at times the Portfolio may have 65% or more (but not more than 80%) of its total assets invested in foreign securities.

      The Portfolio is not required to maintain a portion of its assets in each of the permitted asset categories. The Portfolio, however, under normal circumstances, will maintain a minimum of 20% of its total assets in equity securities and 10% in debt securities. The Portfolio may, however, invest up to 100% of its total assets in equity securities and up to 70% in debt securities. For temporary defensive purposes, during times of unusual market conditions, the Portfolio may invest 100% of its assets in short-term securities. (See Appendix B in the SAI for a detailed description of these instruments.) The Portfolio will not invest more than 20% of its total assets in gold stocks. The Portfolio will not invest more than 25% of its total assets in the securities of any single country, other than the United States, or in securities of issuers in any one industry. The Sub-Adviser determines the allocation of the Portfolio's assets among the asset categories described above based on proprietary quantitative research and then selects the specific securities in which the Portfolio will invest.

US SECTOR PORTFOLIO

      The investment objective of the US Sector Portfolio is growth of capital.

     Under normal circumstances, the Portfolio will invest at least 65% of its total assets in the equity securities of United States issuers. Equity investments are first selected based on industry attractiveness. In attempting to determine industry attractiveness, the Sub-Adviser uses its proprietary valuation model to analyze approximately 1,200 domestic stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate conditions; and current price. The Sub-Adviser then groups stocks into approximately 71 industry classifications in order to determine those industries the Sub-Adviser deems to be attractive relative to other industries. The Portfolio, under normal market conditions, will invest in securities of 10 to 20 industries that are deemed to be attractive based on the Sub-Adviser's quantitative research. The Portfolio will not invest more than 25% of its total assets in any one industry.

      After industry selections and relative portfolio weighting of such industries are determined by the Sub-Adviser, securities will be selected in each industry. The Portfolio may invest up to 25% of its total assets, measured at the time of purchase, in foreign securities. The Sub-Adviser will deem a particular company to be principally engaged in business in the industry if more than 50% of its gross income or net sales is derived from activities in such industry or more than 50% of its assets are dedicated to the production of revenues from such industry. In circumstances where, based on available financial information, a question exists whether a company meets one of these standards, the Portfolio may invest in the securities of such a company only if the Sub-Adviser determines, after review of information describing the company and its business activities, that the company's primary business is within the industry.

FOREIGN SECTOR PORTFOLIO

      The investment objective of the Foreign Sector Portfolio is growth of capital.

      Under normal circumstances, the Portfolio will invest at least 65% (but may invest up to 100%) of its total assets in the equity securities of foreign issuers. Investments are first selected based on country attractiveness. In attempting to determine country attractiveness, the Sub-Adviser uses its proprietary valuation model to analyze approximately 800 foreign and U.S. stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate condition; and current price. The Sub-Adviser groups stocks into approximately 24 country classifications, in order to determine which countries are deemed to be attractive relative to other countries. The Portfolio, under normal conditions, will invest in securities of issuers in 6 to 14 countries that the Sub-Adviser deems to be attractive based on its quantitative research.

      After country selections and relative portfolio weightings for issuers of each country in which the Portfolio will invest have been designated by the Sub-Adviser, it will select the specific securities within each country. The Portfolio will not invest more than 25% of its total assets in securities of issuers of any one country (with the exception of Japan; total assets invested in securities of Japanese issuers may be up to 65%). A foreign issuer is a company that, in the opinion of the Sub-Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in a foreign country; (ii) the company derives 50% or more of its annual revenue from either goods produced, sales made or services performed in foreign countries; or
(iii) the company is organized under the laws of, or has its principal office in, a foreign country. The Sub-Adviser will base its determination of whether a company will be deemed to be a foreign issuer on publicly available information or inquiries made to the company.

CERTAIN PORTFOLIO POLICIES AND TECHNIQUES

      Each Portfolio's investment in stocks, bonds and cash securities may vary from time to time, depending upon the Sub-Adviser's assessment of business, economic and market conditions. In periods of abnormal economic and market conditions, as determined by the Sub-Adviser, the Portfolios may depart from their basic investment objectives and assume a temporary defensive position, with up to 100% of their assets invested in U.S. government and agency securities, investment grade corporate bonds or cash securities such as domestic certificates of deposit and bankers' acceptances, repurchase agreements and commercial paper. (See Appendix B in the SAI for a description of these securities.) The Portfolios reserve the right to hold equity, debt and cash securities in whatever proportion is deemed desirable at any time for defensive purposes. While a Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited; however, the ability to maintain a defensive position enables the Portfolios to seek to avoid capital losses during market downturns. Under normal market conditions, the Portfolios do not expect to have a substantial portion of their assets invested in cash securities.

      EQUITY SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in equity securities (common stocks and, to a lesser degree, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities). In selecting the equity securities in which the Portfolios invest, the Sub-Adviser attempts to identify companies that have demonstrated or, in the Sub-Adviser's opinion, are likely to demonstrate in the future, strong earnings growth relative to other companies in the same industry or country. The dividend payment records of companies are also considered. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market. The risks of investing in small capitalization companies are discussed on page 6 under "Risk Factors - Small Capitalization Companies."

      DEBT SECURITIES (ALL PORTFOLIOS). Consistent with their investment objectives, the Portfolios also may invest in debt securities (corporate bonds, commercial paper, debt securities issued by the U.S. government, its agencies and instrumentalities, or foreign governments, asset-backed securities and zero coupon bonds). Each Portfolio may invest no more than 15% of its total assets in debt securities that are rated below BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are judged by the Sub-Adviser to be of equivalent quality to debt securities having such ratings (commonly referred to as "junk bonds"). In no event will a Portfolio ever invest in a debt security rated below CCC by Standard & Poor's or Caa by Moody's. The risks of investing in lower rated debt securities are discussed on page 5 under "Risk Factors - Equity and Debt Securities."

      The Portfolios may hold certain cash and cash equivalent securities as cash reserves ("cash securities"), as described above.

      CONVERTIBLE SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. For additional information regarding convertible securities, see the SAI.

      FOREIGN SECURITIES (ALL PORTFOLIOS). Consistent with their investment objectives, the Portfolios may invest in foreign securities. Foreign securities may also be purchased by means of American Depositary Receipts ("ADRs"). ADRs that may be purchased by a Portfolio are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign equity securities. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Investments in foreign securities involve certain risks that are not associated with investments in domestic issuers. These risks are discussed on page 6 under "Risk Factors."

      FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL PORTFOLIOS). In order to hedge their portfolios, the Portfolios may purchase and write options on securities (including index options and options on foreign securities), and may invest in futures contracts for the purchase or sale of debt securities and instruments based on financial indices (collectively, "futures contracts"), options on futures contracts and interest rate swaps and swap-related products. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. These practices and securities and their risks are discussed on page 6 under "Risk Factors" and in the SAI.

      FORWARD FOREIGN CURRENCY CONTRACTS (ALL PORTFOLIOS). Each Portfolio may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Portfolio holds foreign securities. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. A Portfolio will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Portfolio's limitation on investing in illiquid securities, discussed below. For additional information regarding forward contracts, see the SAI.

      WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES (ALL PORTFOLIOS). Each Portfolio may make commitments to purchase or sell equity or debt securities on a when-issued or delayed delivery basis (I.E., securities may be purchased or sold by the Portfolio with settlement taking place in the future, often a month or more later). The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities, generally are fixed at the time the Portfolio enters into the commitment. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Portfolio bears the risk of such market value fluctuations. Each Portfolio maintains in a segregated account cash, U.S. government securities, or other high-grade debt obligations readily convertible into cash having an aggregate value at least equal to the amount of such purchase commitments.

     REPURCHASE AGREEMENTS (ALL PORTFOLIOS). Investments in short-term securities may include repurchase agreements. Each Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers, which are deemed creditworthy. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, which may be considered a loan under the 1940 Act, the Portfolio acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a bankers' acceptance, or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Portfolio could incur costs or delays in seeking to sell such a security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Portfolio's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Fund's Board of Directors. A Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of its net assets would be invested in such repurchase agreements and other illiquid securities. The Portfolios have not adopted any limit on the amount of their net assets that may be invested in repurchase agreements maturing in seven days or less.

      ILLIQUID AND RULE 144A SECURITIES (ALL PORTFOLIOS). Each Portfolio is authorized to invest in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, a Portfolio will not purchase any such security if the purchase would cause the Portfolio to invest more than 15% of its net assets in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that a Portfolio may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with effecting a registration required in order to qualify for resale.

      Certain restricted securities that are not registered for sale to the general public, but that can be resold to dealers or institutional investors ("Rule 144A Securities"), may be purchased without regard to the foregoing limitation if a liquid institutional trading market exists. The liquidity of a Portfolio's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Fund's Board of Directors has delegated to the Sub-Adviser the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the Board. For more information concerning Rule 144A Securities, see the SAI.

      GOLD STOCKS AND GOLD BULLION (ALL PORTFOLIOS). Due to monetary and political policies on a national and international level, the price of gold is subject to substantial fluctuations, which will have an effect on the profitability of issuers of gold stocks and the market value of their securities. Changes in the political or economic climate for the two largest producers - South Africa and the Commonwealth of Independent States (the former Soviet Union) - may have a direct impact on the price of gold worldwide. The Portfolios' investments in gold bullion will earn no income return. Appreciation in the market price of gold is the sole manner in which a Portfolio would be able to realize gains on such investments. Furthermore, the Portfolios may encounter storage and transaction costs in connection with their ownership of gold bullion that may be higher than those associated with the purchase, holding and disposition of more traditional types of investments. In order to help reduce these risks, no Portfolio will invest more than 10% of its total assets in gold bullion.

      REAL ESTATE SECURITIES (ALL PORTFOLIOS). Although the Portfolios will not invest in real estate directly, they may invest in exchange-traded or over-the-counter equity securities of real estate investment trusts ("REITs") and other real estate industry companies. Therefore, each Portfolio may be subject to certain risks associated with the direct ownership of real estate. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. (See page 6 under "Risk Factors" for a discussion of risks of investing in REITs.)

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

LENDING AND BORROWING

      Each Portfolio is authorized to lend its securities to qualified brokers, dealers, banks, or other financial institutions. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. Each Portfolio monitors the creditworthiness of borrowers in order to minimize such risks. The Portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Portfolio's total assets (taken at market value).

      Each Portfolio may only borrow money from banks for temporary or emergency purposes (not for leverage or investment) in an amount not exceeding 33-1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Reverse repurchase agreements are deemed to be borrowings for purposes of this limitation.

RISK FACTORS

      EQUITY AND DEBT SECURITIES. There can be no assurance that the Portfolios will achieve their investment objectives. The Portfolios' investments in common stocks and other equity securities may, of course, decline in value.

      The Portfolios' investments in debt securities generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which a Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values.

      Although the Sub-Adviser limits the Portfolios' investments in debt securities to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top three grades by Standard & Poor's or Moody's or, if unrated, securities determined by the Sub-Adviser to be of equivalent quality. Although bonds in the lowest investment grade debt category (those rated

BBB by Standard & Poor's or Baa by Moody's) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Lower rated bonds by Moody's (categories Ba, B, Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For a specific description of each corporate bond rating category, see Appendix A to the SAI.

      When a Portfolio invests in debt securities, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in stock market advances or declines to the extent that it would if it were fully invested in equity securities.

      FOREIGN SECURITIES. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency risk (I.E., changes in the value of the currencies in which the securities are denominated relative to the U.S. dollar). In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor are diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities generally are enhanced.

      Other risks and considerations of investing in foreign securities include the following: differences in accounting, auditing and financial reporting standards which may result in less publicly available information than is generally available with respect to U.S. issuers; generally higher commission rates on foreign portfolio transactions and longer settlement periods; higher custodial expenses; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; less stringent or different regulations than those applicable to U.S. issuers; political instability which could affect U.S. investment in foreign countries; potential restrictions on the flow of international capital; and the possibility of the Portfolio experiencing difficulties in pursuing legal remedies and collecting judgments. A Portfolio's investments in foreign securities may include investments in developing countries. Many of these securities are speculative and their prices may be more volatile than those of securities issued by companies located in more developed countries.

      ADRs are subject to certain of the same risks as direct investments in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR. The regulatory requirements with respect to ADRs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

      SMALL CAPITALIZATION COMPANIES. The Portfolios may invest in equity securities issued by small-cap companies. For these purposes, the Sub-Adviser considers small-cap companies to be companies with market capitalizations of up to $1 billion. The Portfolios' investments in small capitalization stocks may include companies that have limited operating histories, product lines, and financial and managerial resources. These companies may be subject to intense competition from larger companies, and their stocks may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth.

      FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts and swaps exposes the Portfolios to additional investment risks and transaction costs. If the Sub-Adviser seeks to protect the Portfolios against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolios, the Portfolios could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the prices of futures, options and forward contracts and movements in the prices of the securities or currencies hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. Further information on the use of futures, options, forward foreign currency contracts and swaps and swap-related products, and the associated risks, is contained in the SAI.

      REAL ESTATE INVESTMENT TRUSTS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (I.E., as interest rates rise, the value of the REIT may decline).

OTHER INVESTMENT POLICIES AND RESTRICTIONS

      Each Portfolio is subject to certain other investment policies and restrictions which are described in the SAI, some of which are fundamental policies of the Portfolio and as such may not be changed without the approval of a majority of the Portfolio's shareholders and the Policyholders.

PORTFOLIO TURNOVER

      There are no fixed limitations regarding portfolio turnover. Although the Portfolios do not trade for short-term profits, securities may be sold without regard to the time they have been held in a Portfolio when, in the opinion of the Sub-Adviser, investment considerations warrant such action. In addition, portfolio turnover rates may increase as a result of large amounts of purchases or redemptions of Portfolio shares due to economic, market or other factors that are not within the control of the Sub-Adviser. As a result, under certain market conditions, the portfolio turnover rate for a Portfolio may exceed 100%, and may be higher than that of other investment companies seeking growth of capital. Increased portfolio turnover would cause a Portfolio to incur greater brokerage costs than would otherwise be the case.

                             MANAGEMENT OF THE FUND

      Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not "interested persons" of the Fund as that term is defined in the 1940 Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL Management as Investment Adviser and Meridian as Sub-Adviser, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL Management and receive no compensation from the Fund. The SAI contains the names of and general background information regarding each Director and executive officer of the Fund.

THE INVESTMENT ADVISER

      WRL Management, located at 201 Highland Avenue, Largo, Florida 33770-2597, serves as the Fund's Investment Adviser. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group. The Investment Adviser has served as the investment adviser to the Fund since January 1, 1997. Prior to this date, WRL served as investment adviser to each Portfolio.

      Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolios in accordance with the Portfolios' stated investment objectives and policies. As compensation for its services to the Portfolios, the Investment Adviser receives monthly compensation at the annual rate of 1.10% of the average daily net assets of each of the Portfolios. (Subject to shareholder approval, which will be sought on or about June 16, 1997, the Investment Adviser's monthly compensation will be reduced to 0.80% of the average daily net assets of each of the Portfolios.)

      The Investment Adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the Portfolios, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund.

     In addition to the Investment Adviser's responsibilities discussed above, the Investment Adviser's advisory agreement with the Fund (the "Advisory Agreement") contemplates that the Investment Adviser, in connection with the performance of its responsibilities under the Advisory Agreement, will enter into sub-advisory agreements ("Sub-Advisory-Agreements") with Sub-Advisers to provide each Portfolio with portfolio management. Under current law, every Sub-Advisory Agreement must be submitted to and approved by shareholders of a Portfolio before the Sub-Adviser can provide investment advice to that Portfolio. For example, if a new Sub-Adviser were retained, shareholders would require to approve the Sub-Advisory agreement with that Sub-Adviser. Similarly, if a Sub-Advisory Agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would also be required. Moreover, in most instances when there is a change of control of a Sub-Adviser, shareholder approval is required.

      The Fund's Board of Directors has determined that shareholders of each Portfolio have, in effect, elected to have the Investment Adviser select one or more Sub-Advisers best suited to achieve the Portfolio's investment objectives. The

Board believes that part of a shareholder's investment decision is a determination to have those selections made by the Investment Adviser, a professional management organization with personnel having substantial experience in making such evaluations, selections and terminations.

      Under applicable law, the Fund is not generally required to hold annual shareholders' meetings, and does not generally hold such meetings, unless legally required to do so, in order to avoid the attendant costs. The Fund is currently required to call a meeting of shareholders of a Portfolio whenever it decides to employ new or additional Sub-Advisers, or to approve a new Sub-Advisory Agreement after an "assignment," or due to a material change in Sub-Advisory Agreement terms, with respect to such Portfolio. Given the nature of the Fund's operations and shareholders' reasons for investing in various of the Portfolios, such expenses are considered to provide little if any benefit to shareholders. For these reasons, the Fund and the Investment Adviser have applied to the SEC for an exemption from the provisions of the 1940 Act to permit the Fund and the Investment Adviser, subject to certain conditions, to enter into, materially amend, and terminate, and to permit Sub-Advisers to act pursuant to, Sub-Advisory Agreements without shareholder approval (the "Proposed Sub-Advisory Arrangement").

      If the SEC exemption is granted, certain conditions would apply. The conditions are intended to ensure that shareholders receive adequate disclosure about the Sub-Advisers or a decision by the Investment Adviser and the Fund's Board of Directors to appoint a new Sub-Adviser or to change materially the terms of a Sub-Advisory Agreement. In addition, before a Portfolio could rely on the exemption, the Proposed Sub-Advisory Arrangement must be approved by a majority of the outstanding voting securities of the Portfolios. Shareholders of the Portfolios will be asked in the near future to approve the Proposed Sub-Advisory Arrangement.


DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT

      Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. ISI is an affiliate of the Investment Adviser, and serves as principal underwriter for the Fund.

      The expenses the Fund may pay pursuant to the Distribution Plan shall include, but not necessarily limited to, the following: cost of printing and mailing Fund prospectuses and statements of additional information, and any supplements thereto to prospective investors; costs relating to development and preparation of Fund adverisements, sales literature and brokers' and other promotional materials describing and/or relating to the Fund; expenses in connection with presentation of seminars and sales meetings describing the Fund; development of consumer-oriented sales materials describing the Fund; and expenses attributable to "distribution-related services" provided to the Fund (E.G., salaries and benefits, office expenses, equipment expenses (I.E., computers, software, office equipment, etc.), training expenses, travel costs, printing costs, supply expenses, programming time and data center expenses, each as they relate to the promotion of the sale of Fund shares).

      Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly.

      ISI will submit to the Fund's Board for approval annual distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board.

      ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

      Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. Prior to January 1, 1997, WRL performed these services in connection with its serving as the Fund's investment adviser.

THE SUB-ADVISER

      Meridian Investment Management Corporation ("Meridian"), located at 12835 East Arapahoe Road, Tower II, Penthouse, Englewood Colorado 80112, serves as Sub-Adviser to the Portfolios. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Michael J. Hart and Dr. Craig T. Callahan each own 50% of MM&R. Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Meridian manages seven mutual fund wrap-fee programs which, as of March 1, 1997, had aggregate assets of approximately $700 million.

      Meridian's Investment Committee determines guidelines for asset, country and industry weightings based on Meridian's proprietary quantitative methods. The Committee is comprised of Dr. Craig T. Callahan, Michael J. Hart, Patrick S. Boyle and Bryan M. Ritz.

      Dr. Craig T. Callahan is Chairman of the Investment Committee and Chief Investment Officer of Meridian, and directs Meridian's investment research and analysis. Dr. Callahan obtained his D.B.A. from Kent State University. Michael Hart is President of Meridian Investment Management and holds an M.B.A. from the University of Denver. Patrick S. Boyle, a Chartered Financial Analyst, acts as a Portfolio Manager for several of Meridian's private accounts. Bryan R. Ritz, also a Chartered Financial Analyst, serves as a Portfolio Manager for Meridian's private accounts. Mr. Ritz holds a Bachelor of Science in Business Administration and a M.B.A. from University of Denver. In performing sub-advisory services, Meridian may draw upon additional members of its research team. These employees are generally specialists within Meridian's research department. However, the Investment Committee supervises the members of the research department and remains fully responsible for all such services.

      Meridian provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolios. Meridian also provides quantitative investment research and portfolio management advice to the Investment Adviser for the Portfolios. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual investment management of the Portfolios and for making decisions to buy, sell or hold any particular security. The Sub-Adviser also places orders to buy or sell securities on behalf of each Portfolio. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with the investment and economic research and investment management of the Portfolios.

      For its services, Meridian receives monthly compensation from the Investment Adviser, as a percentage of each Portfolio's average daily net assets, at an annual rate of 0.30% of the first $100 million of assets and 0.35% of assets in excess of $100 million. Prior to March 1, 1997, INVESCO Global Asset Management Limited ("INVESCO") served as a Co-Sub-Adviser to the Portfolios. For its services, INVESCO received monthly compensation from the Investment Adviser, as a percentage of each Portfolio's average daily net assets, at an annual rate of 0.40% of the first $100 million of assets and 0.35% of assets in excess of $100 million. (Subject to shareholder approval, which will be sought on or about June 16, 1997, Meridian will receive monthly compensation from the Investment Adviser at an annual rate of 0.40% of the average daily net assets.)

      The Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolios. The Sub-Adviser is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Conduct Rules of the National Association of Securities Dealers, Inc.

PERSONAL SECURITIES TRANSACTIONS

      The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Board of Directors of the Fund. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Board of Directors on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof whch may potentially affect the Fund.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

     The Portfolios intend to distribute substantially all of their net investment income, if any. Dividends, if any, from investment income normally are declared and paid semi-annually in additional shares of the Portfolios at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolios at the end of the fiscal year.

                                      TAXES

      Each Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, a Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Portfolios' intention to distribute all such income and gains.

      Portfolio shares are offered only to the Separate Accounts (which are insurance company separate accounts that fund the Policies and the Annuity Contracts). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and Annuity Contracts and the holders thereof, see "Federal Tax Matters" included in the respective prospectuses for the Policies and the Annuity Contracts.

      Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on the Portfolios by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat each Portfolio's assets as assets of the related separate account, these limitations also apply to each Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter, no more than 55% of each of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

      Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. Failure of the Portfolios to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Policies, and the Annuity Contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the Policies and the Annuity Contracts.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders; see the SAI for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                       PURCHASE AND REDEMPTION OF SHARES

      Shares of the Portfolios are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Policies and the Annuity Contracts. Such charges are described in the respective prospectuses for the Policies and the Annuity Contracts.

                              VALUATION OF SHARES

      Each Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

      Net asset value of each Portfolio's shares is computed by dividing the value of the net assets of the Portfolio by the total number of Portfolio shares outstanding.

      Except for money market instruments maturing in 60 days or less, securities held by the Portfolios are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Investment Adviser and Sub-Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

                             THE FUND AND ITS SHARES

      The Fund was incorporated under the laws of the State of Maryland on August 21, 1985, and is registered with the Securities and Exchange Commission as a diversified, open-end, management investment company.

      The Fund offers its shares for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Because Fund shares are sold to separate accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contractowners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale typically resulting from a larger combined fund.

      The Fund offers a separate class of common stock for each Portfolio. All shares of the Portfolios and of each of the other portfolios have equal voting rights, except that only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of the Portfolios is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolios and, upon liquidation or dissolution, to participate equally in the net assets of the Portfolios remaining after satisfaction of outstanding liabilities. The shares of the Portfolios, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and, in such event, holders of the remaining shares would not be able to elect any directors.

      Only the Separate Accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. If and to the extent required by law, the Life Companies will vote the Fund's shares in the Separate Accounts, including Fund shares which are not attributable to Policyholders, at meetings of the Fund in accordance with instructions received from Policyholders having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote Fund shares in their own right, they may elect to do so. The rights of Policyholders are described in more detail in the prospectuses or disclosure documents for the Policies and the Annuity Contracts, respectively.

                             PERFORMANCE INFORMATION

      Each Portfolio may, from time to time, include quotations of its total return or yield in connection with the total return for the corresponding Sub-Accounts of the Separate Account in advertisements, sales literature or reports to Policyholders or to prospective investors. Total return and yield quotations reflect only the performance of a hypothetical investment in the Portfolios during the particular time period shown as calculated based on the historical performance of the Portfolios during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield regarding the Portfolios do not reflect charges and deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain additional performance information.

      The total return of the Portfolios refers to the average annual percentage change in value of an investment in the Portfolios held for various periods of time, including, but not limited to, one year, five years, ten years and since the Portfolios began operations, as of a stated ending date. When the Portfolios have been in operation for these periods, the total return for such periods will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted, reflect the deduction of a proportionate share of each Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

      The Portfolios may, from time to time, disclose in advertisements, sales literature and reports to Policyholders or to prospective investors, total return for the Portfolios for periods in addition to those required to be presented, or disclose other nonstandardized data such as cumulative total returns, actual year-by-year returns, or any combination thereof.

      A Portfolio may also, from time to time, compare the performance of the Portfolio in advertisements, sales literature and reports to Policyholders or to prospective investors to: (1) the Standard & Poor's Index of 500 Common Stocks, the Dow Jones Industrial Average or other widely recognized indices; (2) other mutual funds whose performance is reported by Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds by overall performance, investment objectives, and assets. Unmanaged indices may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expense of operating or managing a fund. In connection with a ranking, a Portfolio will also provide additional information with respect to the ranking, including the particular category to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of fee waivers and/or expense reimbursements.

      A Portfolio yield quotation refers to the income generated by a hypothetical investment in the Portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

      (See the SAI for more information about the Portfolios' performance.)

                               GENERAL INFORMATION

REPORTS TO POLICYHOLDERS

      The fiscal year of the Portfolios ends on December 31 of each year. The Fund will send to the Portfolios' Policyholders, at least semi-annually, reports showing each Portfolio's composition and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to Policyholders each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

      Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, acts as Custodian and Dividend Disbursing Agent of each Portfolio's assets.

ADDITIONAL INFORMATION

      The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                              WRL SERIES FUND, INC.

                             GLOBAL SECTOR PORTFOLIO
                               US SECTOR PORTFOLIO
                            FOREIGN SECTOR PORTFOLIO

                               OFFICE OF THE FUND:


                              WRL Series Fund, Inc.
                               201 Highland Avenue
                              Largo, FL 33770-2597
                                 (800) 851-9777
                                 (813) 585-6565


INVESTMENT ADVISER:                                         INDEPENDENT ACCOUNTANTS:
      WRL Investment Management, Inc.
      201 Highland Avenue                                         Price Waterhouse LLP
      Largo, FL 33770-2597                                        1055 Broadway
                                                                  Kansas City, MO 64105
SUB-ADVISER:
                                                            TRANSFER AGENT:
      Meridian Investment Management Corporation
      12835 East Arapahoe Road                                    WRL Investment Services, Inc.
      Tower II, Penthouse                                         201 Highland Avenue
      Englewood, CO 80112                                         Largo, FL 33770-2597

CUSTODIAN:                                                  DISTRIBUTOR:

      Investors Bank & Trust Company                              InterSecurities, Inc.
      89 South Street                                             201 Highland Avenue
      Boston, MA 02111                                            Largo, FL 33770-2597



      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.


WRL00100-05/97

                             WRL SERIES FUND, INC.

                            GLOBAL SECTOR PORTFOLIO
                              US SECTOR PORTFOLIO
                           FOREIGN SECTOR PORTFOLIO

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio of the WRL Series Fund, Inc. (the "Fund"). A copy of the Prospectus may be obtained from the Fund by writing the Fund at 201 Highland Avenue, Largo, Florida 33770 or by calling the Fund at (800) 851-9777.

                        WRL INVESTMENT MANAGEMENT, INC.
                              Investment Adviser

                  MERIDIAN INVESTMENT MANAGEMENT CORPORATION
                                  Sub-Adviser

     The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1997.

WRL00101-05/97

                                TABLE OF CONTENTS


                                                   PAGE IN THIS STATEMENT       CROSS-REFERENCE
                                                             OF                       TO
                                                   ADDITIONAL INFORMATION      PAGE IN PROSPECTUS
                                                   ----------------------      ------------------
Investment Objectives and Policies                              1                        2

 Investment Restrictions                                        1                        7
 Lending of Portfolio Securities                                3                        5
 Convertible Securities                                         3                        3
 Mortgage-Backed Securities                                     3                        5
 Asset-Backed Securities                                        4                        3
 Zero Coupon Bonds                                              4                        3
 Restricted/144A Securities                                     4                        4
 Futures, Options on Futures and Options on
   Securities                                                   4                        4
 Forward Foreign Currency Contracts                             9                        4
 Swaps and Swap-Related Products                                9                        4
 Repurchase Agreements                                         10                        4
 Foreign Exchange Transactions                                 10                        4

Management of the Fund                                         10                        7

 Directors and Officers                                        10                        7
 The Investment Adviser                                        12                        7
 The Sub-Adviser                                               14                        8

Portfolio Transactions and Brokerage                           15                        9

 Portfolio Turnover                                            15                        7
 Placement of Portfolio Brokerage                              16                        9

Purchase and Redemption of Shares                              17                       10

 Determination of Offering Price                               17                       10
 Net Asset Valuation                                           17                       10

Calculation of Performance Related Information                 18                       11

 Total Return                                                  18                       11
 Yield Quotations                                              18                       11

Taxes                                                          19                        9

Capital Stock of the Fund                                      20                       10

Registration Statement                                         21                      N/A

Financial Statements                                           21                       11
Other Information                                              21                       11

 Appendix A - Description of
 Selected Corporate Bond Ratings                              A-1                        5

Appendix B - Description of
 Short-Term Securities                                        B-1
                                                                                         2

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio (collectively, the "Portfolios" and, individually, a "Portfolio") of the Fund are described in the Portfolios' Prospectus. Shares of the Portfolios are sold only to the separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and to separate accounts of certain of its affiliated life insurance companies (collectively, the "Separate Accounts") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts").

     As indicated in the Prospectus, the Portfolios' investment objectives and, unless otherwise noted, their investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the Policies or of the Annuity Contracts (collectively, ("Policyholders"). A change in the investment objectives or policies of a Portfolio may result in the Portfolio having an investment objective or policies different from that which a Policyholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS

     As indicated in the Prospectus, each Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. A complete statement of all such fundamental policies is set forth below.

     A Portfolio may not, as a matter of fundamental policy:

     1. With respect to seventy-five percent (75%) of the Portfolio's total assets, purchase the securities of any one issuer, except cash items and "government securities" as defined under the 1940 Act, if the purchase would cause the Portfolio to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

     2. Borrow money from banks or issue senior securities (as defined in the 1940 Act), except that a Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of a Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33-1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

     3. Invest directly in real estate or interests in real estate; however, a Portfolio may own debt or equity securities issued by companies engaged in those businesses.

     4. Purchase or sell physical commodities other than gold or foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent a Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     5. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

     6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

     7. Invest more than 25% of the value of its total assets in any particular industry (other than government securities).

     Furthermore, the Portfolios have adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

     (A) A Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Portfolio and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Portfolio, or (ii) enter into any futures contracts if the aggregate net amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

     (B) A Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

     (C) A Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     (D) A Portfolio may not (i) purchase securities of closed-end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds, funds that are the only practical means, or one of the few practical means, of investing in a particular emerging country, or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (E) A Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

     (F) A Portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of: (i) repurchase agreements not entitling the holder to payment of principal and interest within seven days, and (ii) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Directors, or the Portfolio's Sub-Adviser acting pursuant to authority delegated by the Board of Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule. According to the determination, such securities would not be subject to the foregoing limitation.

     (G) A Portfolio may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to Portfolio securities would be deemed to constitute such control.

     With respect to investment restriction (F) above, the Fund's Board of Directors has delegated to the Sub-Adviser the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1993 Act"), or any successor to such rule and that such securities are not subject to such restriction. Under guidelines established by the Board of Directors, the Sub-Adviser will consider the following factors, among others, in making this determination: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     Except as otherwise required by law, if a percentage limitation is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value or of a Portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require the Portfolio's investments in foreign securities to meet additional diversification and other requirements.

LENDING OF PORTFOLIO SECURITIES

     Subject to investment restriction 5 above, each Portfolio, from time to time, may lend its securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits a Portfolio to earn income, which, in turn, can be invested in additional securities of the type described below in pursuit of a Portfolio's investment objective. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. A Portfolio monitors the creditworthiness of borrowers in order to minimize such risks. A Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-13% of the Portfolio's total assets (taken at market value). While voting rights may pass with the loaned securities, if a material event (E.G., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the 1940 Act and the rules of the Securities and Exchange Commission ("SEC") thereunder.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS)

     Each Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which the Portfolios may invest are subject to the same rating criteria as the Portfolios' investment in non-convertible debt securities.

MORTGAGE-BACKED SECURITIES (ALL PORTFOLIOS)

     The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not. The Portfolios currently do not intend to invest more than 5% of their respective net assets in mortgage-backed securities.

     Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the

Portfolios. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

ASSET-BACKED SECURITIES (ALL PORTFOLIOS)

     Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (E.G., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. The Portfolios currently do not intend to invest more than 5% of their respective net assets in asset-backed securities.

ZERO COUPON BONDS (ALL PORTFOLIOS)

     The Portfolios may invest in zero coupon bonds or "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of "strips" and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. In order for a Portfolio to maintain its qualification as a regulated investment company, it may be required to distribute income recognized on zero coupon bonds or "strips" even though no cash may be paid to the Portfolio until the maturity or call date of the bond, and any such distribution could reduce the amount of cash available for investment by the Portfolio. The Portfolios currently do not intend to invest more than 5% of their respective net assets in zero coupon bonds or "strips."

RESTRICTED/144A SECURITIES (ALL PORTFOLIOS)

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a Portfolio could, however, adversely affect the marketability of such portfolio security and the Portfolio might be unable to dispose of such security promptly or at reasonable prices.

FUTURES, OPTIONS ON FUTURES AND OPTIONS ON SECURITIES (ALL PORTFOLIOS)

     As discussed in the section entitled "The Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio and the Fund" in the Prospectus, each Portfolio may enter into futures contracts for hedging or other non-speculative purposes, and purchase and sell ("write") options to buy or sell futures contracts and other securities. These instruments are sometimes referred to as "derivatives."

The Portfolios will comply with and adhere to all limitations in the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission (the "CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, the Portfolios will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of a Portfolio's total assets after taking into account unrealized profits and losses on options it has entered into.

     In the case of an option that is "in-the-money" (as defined in the Commodity Exchange Act (the "CEA")), the in-the-money amount may be excluded in computing the 5% limitation described above. (In general, a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future that is the subject of the put is exceeded by the strike price of the put.) As to long positions which are used as part of the Portfolios' strategies and are incidental to their activities in the underlying cash market, the "underlying commodity value" of the Portfolios' futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held by the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

     A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides a specified settlement date on which, for the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, for stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable. This process is known as "marking-to-market."

     Initial margin is in the nature of a performance bond or good faith deposit on the contract. However, because losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Portfolio may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased by a Portfolio, there is a general increase in interest rates, thereby making the Portfolio's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Portfolio, an amount of cash, together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position that effectively operates to terminate the Portfolio's position in the futures contract.

     A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such a contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

     When futures are purchased to hedge against a possible increase in the price of a security before a Portfolio is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Portfolio, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Portfolio would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility of an imperfect correlation or no correlation at all between movements in the futures and the portion of a Portfolio hedged, the prices of futures may not correlate perfectly with movements in interest rates or exchange rates due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between interest rates or exchange rates and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in interest rates or exchange rates and movements in the prices of futures contacts, the value of futures contracts as a hedging device may be reduced.

     In addition, if a Portfolio has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

     Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

     Options on Futures Contracts. Each Portfolio may buy and write options on futures contracts solely for bona fide hedging purposes or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

     An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its securities and changes in the value of the futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge against the risk of falling prices.

     The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series. (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

     Options on Securities. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

     An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Portfolio generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Portfolio would have to exercise the option in order to realize any profit. This would result in the Portfolio incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If a Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, unless the Portfolio is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

     Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

     In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund on behalf of the Portfolios. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

FORWARD FOREIGN CURRENCY CONTRACTS (ALL PORTFOLIOS)

     As discussed in the section of the Portfolio's Prospectus entitled "The Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio and the Fund," each Portfolio may enter into forward contracts to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, a Portfolio can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Portfolio holds the foreign security. The Portfolios will not speculate in forward currency contracts. Although the Portfolios have not adopted any limitations on their ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Portfolios will not attempt to hedge all of their foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Meridian. The Portfolios will not enter into a forward contract for a term of more than one year. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolios' limitation on investing in illiquid securities, discussed above.

SWAPS AND SWAP-RELATED PRODUCTS (ALL PORTFOLIOS)

     Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.

     The Portfolios may enter into interest rate swaps, caps and floors, which are included in the types of instruments sometimes known as derivatives, on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and usually will enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis, and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolios will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio would have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (I.E., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

     There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. The documentation currently used in those markets attempts to limit the risk of loss with respect to interest rate swaps to the net amount of the payments that a party is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would anticipate losing the net amount of the payments that the Portfolio contractually is entitled to receive over the payments that the Portfolio is contractually obligated to make. The Portfolios may buy and sell (I.E., write) caps and floors without limitation, subject to the segregated account requirement described above as well as the Portfolios' other investment restrictions set forth above.

REPURCHASE AGREEMENTS (ALL PORTFOLIOS)

     As discussed in the Portfolios' Prospectus, a Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held as collateral by the Portfolios' custodian bank until the repurchase agreement is completed.

FOREIGN EXCHANGE TRANSACTIONS (ALL PORTFOLIOS)

     To the extent a Portfolio invests directly in foreign securities, a Portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a Portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a Portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a Portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally NOT covered by insurance otherwise applicable to such institutions.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo, Florida
 33771. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Series Fund, former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/30), 35 Winston Drive, Clearwater, Florida
 34616. Retired (1988 - present); Senior Vice-President, Treasurer (1966 -
 1988), Western Reserve Life Assurance Co. of Ohio; Vice President, Treasurer (1968 - 1988), Director (1968 - 1987), Pioneer Western

 Corporation; Vice President of the Fund (1986 - December, 1990); Trustee of IDEX Series Fund, former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3.

RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard,
 Clearwater, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1975 - present).

JOHN R. KENNEY (1, 2), CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB
 2/8/38). Chairman of the Board of Directors (1987 - present), Chief Executive Officer (1982 - present), President, (1978 - 1987 and December, 1992 - present) Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), Largo, Florida; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida; Chairman of the Board of Directors (February, 1997 - present), AEGON Asset Management Services, Inc., Largo, Florida; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988
 - 1989), Director (1976 - February, 1991), Executive Vice President (1972 -
 1988), Pioneer Western Corporation (financial services), Largo, Florida; President and Director (1985 - September, 1990) and Director (December, 1990 present); Idex Management, Inc. (investment adviser), Largo, Florida; Trustee and Chairman (September, 1996 - present) of IDEX Series Fund (investment company), Largo, Florida; Trustee (1987 - September, 1996), Chairman (December, 1989 - September, 1990 and November, 1990 - September, 1996) and President and Chief Executive Officer (November, 1986 - September, 1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

G. JOHN HURLEY (1, 2), EXECUTIVE VICE PRESIDENT AND DIRECTOR (DOB 9/12/48). Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - January, 1997), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), Largo, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida; Director, President and Chief Executive Officer (February, 1997 - present); AEGON Asset Management Services, Inc., Largo, Florida; Trustee, President and Chief Financial Officer (September, 1996 - present), IDEX Series Fund; President and Chief Executive Officer (September, 1990 - September, 1996), Trustee (June, 1990 - September,
 1996) and Executive Vice President (June, 1988 - September, 1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; President, Chief Executive Officer and Director of InterSecurities, Inc. (May, 1988 - present); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 - August,
 1992); Vice President of Pioneer Western Corporation (May, 1988 - February,
 1991).

ALLAN HAMILTON (1, 2), TREASURER, PRINCIPAL FINANCIAL OFFICER (DOB 11/26/56).
 Vice President and Controller (1987 - present), Treasurer (February, 1997 present), Assistant Vice President and Assistant Controller (1983 - 1987), Western Reserve Life Assurance Co. of Ohio; Vice President and Controller (1988 to February 1991), Pioneer Western Corporation (financial services), Largo, Florida.

REBECCA A. FERRELL (1, 2), SECRETARY, VICE PRESIDENT AND COUNSEL (DOB 12/10/60).
 Vice President and Associate General Counsel (March, 1997 - present), Assistant Vice President and Counsel (June, 1995 - March, 1997), Attorney (August, 1993 -June, 1995), Western Reserve Life Assurance Co. of Ohio; Vice President, Secretary and Counsel (September, 1996 - present), IDEX Series Fund; Vice President and Associate General Counsel (February, 1997 - present), AEGON Asset Management Services, Inc.; Secretary and Assistant Vice President (March, 1994
 - September, 1995), Secretary, Vice President and Counsel (September, 1995 -September, 1996) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3, all of Largo, Florida; Attorney (September, 1992 - August, 1993), Hearne, Graziano, Nader & Buhr, P.A.

ALAN M. YAEGER (1, 2), EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive Vice
 President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June, 1993) and Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio; Director

----------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.

 (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), Largo, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida.

----------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.
(2) Interested person as defined in the 1940 Act and affiliated person of the Investment Adviser.

     The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Adviser ("disinterested Director"). Each such Director also receives $500, plus expenses, per each regular and special Board meeting attended. For the period May 1, 1996 (commencement of operations of the Portfolios) through December 31, 1996 the Global Sector Portfolio and US Sector Portfolio paid Directors' fees in the amounts of $19 and $1, respectively. (The Foreign Sector Portfolio did not pay any Directors' fees for that period.) The following table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1996.

                              COMPENSATION TABLE

                                           AGGREGATE             PENSION OR         TOTAL COMPENSATION
                                          COMPENSATION      RETIREMENT BENEFITS   PAID TO DIRECTORS FROM
                                            FROM WRL         ACCRUED AS PART OF   WRL SERIES FUND, INC.,
NAME OF PERSON, POSITION               SERIES FUND, INC.       FUND EXPENSES*        IDEX SERIES FUND
------------------------------------- ------------------    -------------------   ----------------------
Peter R. Brown, Director ............        $9,500                $0                      $34,000
Charles C.Harris, Director  .........        $9,500                $0                      $34,000
Russell A. Kimball, Jr., Director            $9,000                $0                      $ 9,000


----------------
* The Plan became effective January 1, 1996.

     Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund or IDEX Series Fund, to a disinterested Director or Trustee on a current basis for services rendered as director. (IDEX Fund and IDEX Fund 3 were merged with and into the Growth Portfolio of IDEX II Series Fund on September 20, 1996, at which time IDEX II Series Fund was renamed IDEX Series Fund.) Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX II Series Fund (without imposition of sales charge), as elected by the directors. It is not anticipated that the Plan will have any impact on the Fund.

     As of March 1, 1997, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of Policies and Annuity Contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.

THE INVESTMENT ADVISER

     The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund - The Investment Adviser" in the Prospectus.

     WRL Investment Management, Inc. (the "Investment Adviser") serves as the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated January 1, 1997, with the Fund. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

     The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each Portfolio of the Fund on December 16, 1996. The Investment Advisory Agreement provides that it will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually
(a) by the Board of Directors of the Fund or by a majority of the outstanding shares of a Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of a Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

     While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. For further information about the management of the Portfolios, see "The Sub-Adviser", p. 14.

     Advisory Fee. The method of computing the investment advisory fee is fully described in the Prospectus. For the period May 1, 1996 (commencement of operations of the Portfolios) through December 31, 1996, WRL (the Fund's Investment Adviser prior to January 1, 1997) was paid fees for its services by the Global Sector, US Sector and Foreign Sector Portfolios in the amounts of $26,485, $6,446, and $8,289, respectively.

     Payment of Expenses. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the Portfolios. Each Portfolio pays: all expenses incurred in connection with the formation and organization of a Portfolio, including the preparation (and filing, when necessary) of the Portfolio's contracts, plans, and documents, conducting meetings of organizers, directors and shareholders; preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of a Portfolio and its shares under the 1940 Act and the Securities Act of 1933 ("1933 Act") and all other matters relating to the information and organization of a Portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or WRL Management; compensation of the Fund's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with Federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the 1933 Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the 1933 Act; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the Portfolios.

     Service Agreement. Effective January 1, 1997, the Fund has entered into an Administrative Services and Transfer Agency Agreement ("Services Agreement") with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and Western Reserve, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The service Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis.

     Distribution Agreement. Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund has entered into a Distribution Agreement with ISI, whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. The Distribution Plan and related Agreement were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996, and the Distribution Plan was approved by the shareholders of each Portfolio of the Fund on December 16, 1996. ISI is an affiliate of the Investment Adviser.

     Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the Portfolios, will reimburse ISI after each calendar month for certain Fund distribution expenses incurred or paid by ISI, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio.

     Distribution expenses for which ISI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential investors; developing and preparing Fund advertisements, sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.

     ISI submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board of Directors. ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.

     It is anticipated that benefits provided by the Distribution Plan may include lower fixed costs as a percentage of assets as Fund assets increase through the growth of the Fund due to enhanced marketing efforts.

THE SUB-ADVISER

     This discussion supplements the information provided about the Sub-Adviser under the caption "Management of the Fund - The Sub-Adviser" in the Prospectus.

     Meridian Investment Management Corporation ("Meridian") located at 12835 East Arapahoe Road, Tower II, Penthouse, Englewood, Colorado 80112, serves as the Sub-Adviser to the Portfolios, pursuant to a Sub-Advisory Agreement dated January 1, 1997 between Meridian and WRL Management on behalf of the Portfolios. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation (MM&R). Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. The Sub-Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each Portfolio on December 16, 1996. The Sub-Advisory Agreement provides that it will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each Portfolio and (b) by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each Portfolio and terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

     Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser with respect to the Portfolios. Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolios and for making decisions to buy, sell or hold any particular security. The Sub-Adviser bears all of the expenses in connection with the performance of its services under the Sub-Advisory Agreement such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolios. The method of computing the Sub-Adviser's fee is set forth in the Prospectus. Prior to March 1, 1997, INVESCO Global Asset Management Limited ("INVESCO") served as a Co-Sub-Adviser to the Portfolios. For the period May 1, 1996 (commencement of operation of the Portfolios) to December 31, 1996, each Co-Sub-Adviser was paid for their services in the following amounts:

                               SUB-ADVISORY FEES


                                        PERIOD FROM
                                      MAY 1, 1996* TO
                                        DECEMBER 31,
 SUB-ADVISER      PORTFOLIO                1996
--------------   -----------------   -----------------
 Meridian         Global Sector           $7,223
                  US Sector                1,758
                  Foreign Sector           2,261
 INVESCO          Global Sector            9,631
                  US Sector                2,344
                  Foreign Sector           3,014


----------------
* Portfolios commenced operations May 1, 1996.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

     The information that follows supplements the information provided about portfolio turnover under the caption "The Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio and the Fund - Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for each Portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year. For the period May 1, 1996 to

December 31, 1996, the Portfolio turnover rates were 27.58% for the Global Sector Portfolio, 55.61% for the US Sector Portfolio and 28.08% for the Foreign Sector Portfolio.

     There are no fixed limitations regarding the portfolio turnover of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic objective and policies of each Portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

     Subject to policies established by the Board of Directors of the Fund, the Sub-Adviser is primarily responsible for placement of the Portfolios' securities transactions. In placing orders, it is the policy of a Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While the Sub-Adviser generally will seek reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. A Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

     Decisions as to the assignment of portfolio brokerage business for each Portfolio and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same trasaction.

     In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis, the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications; reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist the Sub-Adviser in carrying out its responsibilities.

     Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser. The expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Sub-Adviser may use such research products and services in servicing other accounts in addition to the respective Portfolios. If the Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that the Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for the Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to the Portfolios.

     When a Portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker.

     Securities held by the Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the

Investment Adviser or Sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     On occasions when the Investment Adviser or the Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

     The Board of Directors of the Fund periodically reviews the brokerage placement practices of the Sub-Adviser on behalf of the Portfolios, and reviews the prices and commissions, if any, paid by the Portfolios to determine if they were reasonable.

     The Board of Directors of the Fund has authorized the Sub-Adviser to consider sales of the Policies and Annuity Contracts by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. In addition, the Sub-Adviser may occasionally place portfolio business with affiliated brokers of the Investment or the Sub-Adviser. As stated above, any such placement of Portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.

     For the period May 1, 1996 (commencement of operations of the Portfolios) to December 31, 1996, the Global Sector Portfolio paid aggregate commissions in the amount of $17,933; the US Sector Portfolio paid $2,527; and the Foreign Sector Portfolio paid $6,633.

                       PURCHASE AND REDEMPTION OF SHARES

DETERMINATION OF OFFERING PRICE

     Shares of the Portfolios are currently sold only to the Separate Accounts to fund the benefits under the Policies and the Annuity Contracts. The Portfolios may, in the future, offer their shares to other insurance company separate accounts. The Separate Accounts invest in shares of the Portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the Policies and the Annuity Contracts. Shares of the Portfolios are sold and redeemed at their respective net asset values as described in the Prospectus.

NET ASSET VALUATION

     As stated in the Prospectus, the net asset value of a Portfolio's shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The per share net asset value of a Portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities which are traded on the over-the-counter market are valued at bid price. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by the Investment Adviser and the Sub-Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by the Global Sector Portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.

                CALCULATION OF PERFORMANCE RELATED INFORMATION

     The Prospectus contains a brief description of how performance is calculated.

TOTAL RETURN

     Total return quotations for each of the Portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                P (1+T)n = ERV

     Where:   P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years

            ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period).

     The total return quotation calculations reflect the deduction of a proportionate share of a Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

     Total return quotation calculations do not reflect charges or deductions against the Series Life Account or the Series Annuity Account or charges and deductions against the Policies or the Annuity Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies of the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

     For the period May 1, 1996 (commencement of operations for the Portfolios) through December 31, 1996, the total return for the Global Sector, US Sector and Foreign Sector Portfolios was 6.08%, 4.25% and 3.44%, respectively. Additional information regarding the investment performance of the Portfolios appear in the Prospectus.

YIELD QUOTATIONS

     The yield quotations for a Portfolio are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

                                         a-b
                             YIELD = 2 [(--- + 1)6 - 1]
                                         cd

     Where: a = dividends and interest earned during the period by the Portfolio b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
            d = the maximum offering price per share on the last day of the period

     Because the Portfolios did not commence operations until May 1, 1996, no quotations of standardized or non-standardized performance information are available.

                                     TAXES

     Shares of the Portfolios are offered only to the Separate Accounts that fund the Policies and Annuity Contracts. See the respective prospectuses for the Policies and Annuity Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Annuity Contracts and the holders thereof.


     Each Portfolio has qualified and expects to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a Portfolio must distribute to its Policyholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     As noted in the Prospectus, each Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities by the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the Policies or the Annuity Contracts.

     A Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a Portfolio. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If a Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Limitation. A Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

     Dividends and interest received by the Portfolios may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

     The Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolios will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolios' investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Portfolios invest in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolios will be required to include in income each year their pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolios; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Annuity Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, Annuity Contracts and the holders thereof.

                           CAPITAL STOCK OF THE FUND

     As described in the Prospectus, the Fund offers a separate class of common stock for each portfolio. The Fund is currently comprised of the following portfolios: Money Market Portfolio; Bond Portfolio; Growth Portfolio; Global Portfolio; Short-to-Intermediate Government Portfolio; Emerging Growth Portfolio; Strategic Total Return (formerly Equity-Income) Portfolio; Balanced Portfolio; Growth & Income (formerly Utility) Portfolio; Aggressive Growth Portfolio; Tactical Asset Allocation Portfolio;

C.A.S.E. Quality Growth Portfolio; C.A.S.E. Growth & Income Portfolio; C.A.S.E. Growth Portfolio; Janus Balanced Portfolio; International Equity Portfolio; Value Equity Portfolio; Global Sector Portfolio; US Sector Portfolio, Foreign Sector Portfolio, and U.S. Equity Portfolio.

                            REGISTRATION STATEMENT

     There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the 1933 Act, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolios, or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.


                             FINANCIAL STATEMENTS

     The audited financial statements for each of the Portfolios for the period from May 1, 1996 (commencement of operations) through December 31, 1996, and the report of the Fund's independent accountants, are incorporated by reference in this Statement of Additional Information.

                               OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, located at 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, serves as the Fund's independent accountants. The Fund has engaged Price Waterhouse LLP to examine, in accordance with generally accepted auditing standards, its annual report. In addition, Price Waterhouse LLP signs tax returns for each of the Portfolios.

CUSTODIAN

     Investors Bank & Trust Company ("IBT"), located at 89 South Street, Boston, Massachusetts 02111, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                  APPENDIX A
                DESCRIPTION OF SELECTED CORPORATE BOND RATINGS

CORPORATE BONDS - MOODY'S INVESTORS SERVICE, INC.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Unrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

CORPORATE BONDS - STANDARD & POOR'S

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit an adequate degree of protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     Plus (+) or Minus (-) - The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Unrated - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                  APPENDIX B
                     DESCRIPTION OF SHORT-TERM SECURITIES

     The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

     1. CERTIFICATE OF DEPOSIT. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

     2. EURODOLLAR CERTIFICATE OF DEPOSIT. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

     3. FLOATING RATE NOTE. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

     4. TIME DEPOSIT. A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of the Portfolio.

     5. BANKERS' ACCEPTANCE. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     6. VARIABLE AMOUNT MASTER DEMAND NOTE. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

     7. COMMERCIAL PAPER. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

     8. REPURCHASE AGREEMENT. A repurchase agreement is an instrument under which a Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by a Portfolio, reflecting an agreed upon market rate of interest for the period from the time of a Portfolio's purchase of the security to the settlement date (I.E., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A Portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the Securities and Exchange Commission has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a Portfolio's net assets.

     Although repurchase transactions usually do not impose market risks on the purchaser, a Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a Portfolio upon liquidation of the securities may be limited.

PROSPECTUS
                             WRL SERIES FUND, INC.
                               GROWTH PORTFOLIO
                              201 HIGHLAND AVENUE

                            LARGO, FLORIDA 33770-2597

                            TELEPHONE (319) 398-8511

  WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the Growth Portfolio of the Fund (the "Portfolio").

  The investment objective of the Growth Portfolio is growth of capital. There can be, of course, no assurance that the Portfolio will achieve its objective.

  Shares of the Fund are sold only to the separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Contract Owners"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.

  WRL Investment Management, Inc. ("WRL Management") and Janus Capital Corporation serve as the investment adviser ("Investment Adviser") and the sub-adviser ("Sub-Adviser") respectively, to the Portfolio (collectively, "Advisers"). See "The Investment Adviser" and "The Sub-Adviser."


  This Prospectus sets forth concisely the information about the Portfolio that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

  Additional information about the Fund, the Portfolio and other portfolios of the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information (the "SAI") pertaining to the Portfolio bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.


                            ----------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS OR DISCLOSURE DOCUMENT FOR THE APPLICABLE VARIABLE ANNUITY CONTRACT OR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


                            ----------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------

                       PROSPECTUS DATED MAY 1, 1997

                               TABLE OF CONTENTS


Financial Highlights........................................................   3
Performance Information.....................................................   4
The Growth Portfolio and the Fund...........................................   5
Other Investment Policies and Restrictions..................................   6
Portfolio Securities and Risk Factors.......................................   8
Management of the Fund......................................................  14
Other Information...........................................................  18
Distribution and Taxes......................................................  21

                             FINANCIAL HIGHLIGHTS

                     PER SHARE INCOME AND CAPITAL CHANGES

  The information contained in the table below for one share of capital stock outstanding during the fiscal periods ended on December 31 of each year is taken from the Fund's audited financial statements, which have been incorporated by reference in the SAI. The Fund's Annual Report contains additional performance information for the Portfolio. A copy of the Annual Report may be obtained without charge upon request.


                               GROWTH PORTFOLIO

                                                           YEARS ENDED DECEMBER 31,
                          -----------------------------------------------------------------------------------------------------
                             1996        1995       1994       1993      1992      1991      1990      1989     1988     1987
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
 Net Asset Value,
  Beginning of Period...      $31.66  $    23.81  $  26.25   $  25.83  $  26.26  $  17.48  $  17.85   $ 12.97  $ 11.14  $ 10.14
 INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income.         .34         .26       .22        .28       .36       .27       .30       .19      .31      .21
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)..........        5.35       10.97     (2.41)       .79       .52     10.75      (.33)     6.29     1.83     1.00
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
   Total Income (Loss)
    From Investment
    Operations..........        5.69       11.23     (2.19)      1.07       .88     11.02      (.03)     6.48     2.14     1.21
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
 LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...        (.35)       (.24)     (.22)      (.28)     (.36)     (.27)     (.30)     (.19)    (.31)    (.21)
  Dividends (in excess
   of net investment
   income)..............        (.01)        .00       .00        .00       .00       .00       .00       .00      .00      .00
  Distributions (from
   capital gains).......       (1.99)      (3.14)     (.00)      (.37)     (.95)    (1.97)     (.04)    (1.41)     .00      .00
  Distributions in
   excess of capital
   gains................         .00         .00      (.03)       .00       .00       .00       .00       .00      .00      .00
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
   Total Distributions..       (2.35)      (3.38)     (.25)      (.65)    (1.31)    (2.24)     (.34)    (1.60)    (.31)    (.21)
                          ----------  ----------  --------   --------  --------  --------  --------   -------  -------  -------
 Net Asset Value,
  End of Period.........      $35.00  $    31.66  $  23.81   $  26.25  $  25.83  $  26.26  $  17.48   $ 17.85  $ 12.97  $ 11.14
                          ==========  ==========  ========   ========  ========  ========  ========   =======  =======  =======
 Total Return*..........       17.96%      47.12%    (8.31%)     3.97%     2.35%    59.79%     (.22%)   47.04%   18.62%   10.90%
 RATIOS/SUPPLEMENTAL
  DATA
 Net Assets, End of
  Period (000 omitted)..  $1,527,409  $1,195,174  $814,383   $934,810  $711,422  $393,511  $129,057   $74,680  $28,497  $15,815
 Ratio of Expenses to
  Average Net Assets**..         .88%        .86%      .84%       .87%      .86%      .90%     1.00%     1.00%    1.00%    1.00%
 Ratio of Net Investment
  Income to Average Net
  Assets................         .98%        .90%      .88%      1.07%     1.44%     1.21%     2.06%     1.18%    2.50%    1.84%
 Ratios of Commissions
  paid to number of
  shares................        4.93%        N/A       N/A        N/A       N/A       N/A       N/A       N/A      N/A      N/A
 Portfolio Turnover Rate
  ......................       45.21%     130.48%   107.33%     77.91%    77.70%     7.27%   157.07%   123.80%   76.27%  222.13%

----------

 *The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policy or Annuity Contract; including these charges would reduce total return figures for all periods shown.


**Ratio is net of advisory fee waiver for the periods ended December 31, 1987, 1988 and 1989 for which periods the ratio of expenses to average net assets would have been 1.90%, 1.49% and 1.13%, respectively, absent the advisory fee waiver by WRL.

                         PERFORMANCE INFORMATION


  The Fund may include quotations of the Portfolio's total return or yield in connection with the total return for the appropriate Separate Account, in advertisements, sales literature or reports to Contract Owners or to prospective investors. Total return and yield quotations for the Portfolio reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information which show total return and yield for the Separate Accounts, Policies or Annuity Contracts.


  TOTAL RETURN. Total return refers to the average annual percentage change in value of an investment in the Portfolio held for a stated period of time as of a stated ending date. When the Portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of the Portfolio's investment advisory fees and expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.


  PERFORMANCE SHOWN IN ADVERTISING. The Portfolio may disclose in advertisements, sales literature and reports to Contract Owners or to prospective Contract Owners, total returns for the Portfolio for periods in addition to those required to be presented. It may also disclose other nonstandardized data, such as cumulative total returns, actual year-by-year returns, or any combination thereof.


  PERFORMANCE RANKINGS AND COMPARISONS TO STANDARD INDEXES. Performance of the Portfolio may also be compared to: (1) indexes, such as the S&P 500, the Dow Jones Industrial Average or other widely recognized indexes; (2) other mutual funds whose performance is reported by all or any of Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar"), or as reported by other services, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance and Fortune, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds according to overall performance, investment objective, and assets. Unmanaged indexes, such as the S&P 500, may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expenses associated with operating and managing a portfolio. In connection with a ranking, the Portfolio will also provide information in sales literature, advertisements, and reports with respect to the ranking, including the particular category of fund to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of any fee waivers and/or expense reimbursements.


                       THE GROWTH PORTFOLIO AND THE FUND

  The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Growth Portfolio is a series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Accounts. This Prospectus describes only the Growth Portfolio.

INVESTMENT OBJECTIVE OF THE PORTFOLIO

  The Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Contract Owner approval. A change in the investment objective or policies of the Portfolio may result in the Portfolio having an investment objective or policies different from that which a Contract Owner deemed appropriate at the time of investment.


GROWTH PORTFOLIO

  The investment objective of the Portfolio is growth of capital.

  The Portfolio will invest substantially all of its assets in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected in industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser's analysis and selection process focuses on stocks issued by companies with earnings growth potential. In particular, the Portfolio intends to buy stocks with earnings growth potential that may not be recognized by the market. Securities are selected solely for their growth potential; investment income is not a consideration.


  The Portfolio may invest up to 25% of its assets in foreign securities (which may be purchased through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), as well as directly), as described below and in the SAI. (See "PORTFOLIO SECURITIES AND RISK FACTORS--Foreign Securities," p.12.)


  Although the Portfolio's assets will be invested primarily in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, high grade commercial paper, corporate bonds and debentures, warrants, preferred stocks or certificates of deposit of commercial banks or other debt securities when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a return on its uninvested cash. See the SAI for further descriptions of such securities. In the latter case, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in market advances or declines to the extent it would if the Portfolio were fully invested in common stocks. The Portfolio may invest up to 25% of its assets in securities of issuers in a single industry. The Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade securities. See the SAI for further information concerning such securities and bond ratings.


  The Portfolio may also invest in repurchase agreements and reverse repur-chase agreements. See "PORTFOLIO SECURITIES AND RISK FACTORS--Repurchase and Reverse Repurchase Agreements," p. 10.


                OTHER INVESTMENT POLICIES AND RESTRICTIONS


  The Portfolio is subject to certain other investment policies and restrictions which are described in the SAI for the Portfolio. Unless otherwise noted, the investment policies, techniques, and percentage restrictions described below are non-fundamental and may be changed by the Fund's Board of Directors without Contract Owner approval. In addition, unless otherwise stated below, the percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security.


LENDING AND BORROWING

  The Portfolio may lend its portfolio securities to qualified institutional buyers for the purpose of realizing additional income. Such loans must be continuously secured by liquid assets at least equal to the market value of the securities loaned and may not together with any other outstanding loans exceed 25% of the Portfolio's total assets. Securities lending may involve some credit risk to the Portfolio if the borrower defaults and the Portfolio is delayed or prevented from recovering the collateral or is otherwise required to cover a transaction in the security loaned. The Portfolio does not presently intend to lend securities or make any other loans valued at more than 5% of its total assets. To secure borrowings, the Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets, at the time the loan or borrowing is made. If portfolio securities are loaned, collateral values will be continuously maintained at no less than 100% by marking to market daily. If a material event is to be voted upon affecting the Portfolio's investment in securities which are on loan, the Portfolio will take such action as may be appropriate in order to vote its shares. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment.

  The Portfolio may borrow money from or lend money to other funds that permit such transactions and are advised by the Sub-Adviser and if the Portfolio seeks and obtains permission to do so from the SEC. There is no assurance that such permission would be granted. The Portfolio may also borrow money from banks. Any such loans or borrowings are expected to be short-term in nature and used for temporary or emergency purposes, such as to provide cash for redemptions, and will not exceed 25% of the Portfolio's net assets at the time the loan or borrowing is made.

PORTFOLIO TURNOVER

  A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. (See "Financial Highlights" for the Portfolio on page 3 for more information on historical turnover rates.)

  Changes in security holdings are made by the Portfolio's Sub-Adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

  The Sub-Adviser may engage in a significant number of short-term transactions if such investing serves the Portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate.

  Increased turnover results in higher brokerage costs or mark-up charges for the Portfolio; these charges are ultimately borne by the Contract Owners. For further discussion of portfolio turnover, see the SAI.

SPECIAL SITUATIONS

  The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a management change, a technological breakthrough, or other extraordinary corporate event, or differences in market supply and demand for the security.

  Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Portfolio will depend on the Portfolio's size and the extent of the holdings of the special situation issuer relative to its total assets.

                  PORTFOLIO SECURITIES AND RISK FACTORS

FUTURES, OPTIONS AND OTHER DERIVATIVES

  Subject to certain limitations, the Portfolio may engage in hedging strategies involving instruments commonly called "derivatives." "Derivatives" used by the Portfolio include futures contracts and related options, forward currency contracts, and interest rate swaps, caps and floors. These instruments are commonly called derivatives because their price is derived from an underlying index, security or other measure of value.

  The Portfolio may engage in futures contracts and options. The Portfolio intends to use such derivatives primarily for bona fide hedging purposes, including to protect portfolio positions against market, interest rate or currency fluctuations, to equitize a cash position, for duration management, or to reduce the risk inherent in the management of the Portfolio. If used for other purposes as may be permitted under applicable rules pursuant to which the Portfolio would remain exempt from the definition of a "commodity pool operator" under the rules of the CFTC, the aggregate initial margin and premiums required to establish any non-hedging positions will not exceed 5% of the fair market value of the Portfolio's net assets.

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. The Portfolio may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indexes including interest rates or an index of U.S. Government, foreign government, equity or fixed-income securities.

  The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specific price on or before a specified date.

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange or floating rate payments for fixed rate payments).

  INTEREST RATE FUTURES CONTRACTS involve the purchase or sale of contracts for the future delivery of fixed-income securities at an established price. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase put and call options on securities, securities indexes and foreign currencies, subject to its investment restrictions.

   CALL OPTIONS give a buyer the right to purchase a portfolio security at a designated price until a certain date. The option must be "covered"--for example, the seller may own the securities required to fulfill the contract.

   PUT OPTIONS give the buyer the right to sell the security at a designated price until a certain date. Put options are "covered", for example, by segregating an amount of cash or securities equal to the exercise price.

  STOCK INDEX FUTURES obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specified dollar amount times the difference between the value of a specified stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

  OPTIONS ON STOCK INDEX futures contracts, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option.

  RISK FACTORS. There can be no assurance the use of derivatives will help the Portfolio achieve its investment objective. Derivatives involve special risks and transaction costs, and draw upon skills and experience which are different from those needed to choose the other securities or instruments in which the Portfolio invests. Special risks of these instruments include:

   INACCURATE MARKET PREDICTIONS. If interest rates, securities prices or currency markets do not move in the direction expected by the Sub-Adviser who uses derivatives based on those measures, these instruments may fall in their intended purpose and result in losses to the Portfolio.

   IMPERFECT CORRELATION. Derivatives' prices may be imperfectly correlated with the prices of the securities, interest rates or currencies being hedged. When this happens, the expected benefits may be diminished.

   ILLIQUIDITY. A liquid secondary market may not be available for a particular instrument at a particular time. The Portfolio may therefore be unable to control losses by closing out a derivative position.

   TAX CONSIDERATIONS. The Portfolio may have to delay closing out certain derivative positions to avoid adverse tax consequences.

  The risk of loss from investing in derivative instruments is potentially unlimited.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase and reverse repurchase agreements. A repurchase agreement involves the purchase of a security by the Portfolio and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the Portfolio at a specified price and date upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. Repurchase agreements not terminable within seven days are considered illiquid securities.

  The Portfolio invests in a reverse repurchase agreement when it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, the Portfolio will segregate with its custodian cash and other liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the Portfolio for the purposes of the 1940 Act.

  RISK FACTORS. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

  Reverse repurchase agreements may expose the Portfolio to greater fluctuations in the value of its assets.

ILLIQUID SECURITIES

  The Portfolio may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, certain restricted securities that are not registered for sale to the general public but that can be sold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Portfolio's investments could be impaired if such trading does not further develop or declines. The Sub-Adviser will determine the liquidity of Rule 144A Securities under guidelines approved by the Fund's Board of Directors.

  RISK FACTORS. Investment in illiquid securities involve certain risks to the extent that the Portfolio may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting a registration required in order to qualify for resale.

WHEN-ISSUED SECURITIES

  The Portfolio may purchase new issues of U.S. Government securities on a "when-issued" basis.

  "When-issued" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued transaction may be expected to occur a month or more before delivery is due.

  The Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when-issued transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

  RISK FACTORS. At the time of settlement, the market value of the security may be more or less than the purchase price. The Portfolio bears the risk of such market value fluctuations. These transactions also involve risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction.

FOREIGN SECURITIES

  The Portfolio may invest up to 25% of net assets at the time of purchase in the securities of foreign issuers and obligors. Investments may be made in both domestic and foreign companies. Foreign securities include equity and debt securities of foreign issuers.

  If appropriate and available, the Sub-Adviser may purchase foreign securities through dollar-denominated ADRs, EDRs, GDRs and other types of receipts or shares evidencing ownership of the underlying foreign securities. While ADRs are dollar-denominated receipts that are issued by domestic banks and traded in the United States, EDRs are typically issued by European banks, and GDRs may be issued by either domestic or foreign banks. In addition, the Portfolio may invest indirectly in foreign securities through foreign investment funds or trusts (including passive foreign investment companies).

  RISK FACTORS. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by several risks which include:

   CURRENCY RISK. Changes in the value of the currencies in which the securities are denominated relative to the U.S. dollar may affect the value of foreign securities and the value of their dividend or interest payments and, therefore, the Portfolio's share price and returns.

   Generally, in a period when the U.S. dollar commonly rises against foreign currencies, the return on foreign securities for a U.S. investor are diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities generally are enhanced.

   Exchange rates are affected by numerous factors, including relative interest rates, balances of trade, levels of foreign investment and manipulation of central banks. The foreign currency market is essentially unregulated and can be subject to speculative trading. From time to time, many countries impose exchange controls which limit or prohibit trading in certain currencies.

   ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currencies. However, the value of the currency in which the foreign security represented by the ADR is denominated may affect the value of the ADR.

   To the extent that the Portfolio invests in foreign securities denominated in foreign currencies, its share price reflects the price movements both of its securities and of the currencies in which they are denominated. The share price of the Portfolio that invests in both U.S. and foreign securities may have a low correlation with movements in the U.S. markets. If most of the securities in the Portfolio are denominated in foreign currencies or depend on the value of foreign currencies, the relative strength of the U.S. dollar against those foreign currencies may be an important factor in the Portfolio's performance.

   CURRENCY TRADING COSTS. The Portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

   DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

   LESS INFORMATION AVAILABLE. There is generally less public information available about foreign companies.

   MORE DIFFICULT BUSINESS NEGOTIATIONS. The Portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

   REDUCED LIQUIDITY/INCREASED VOLATILITY. Some foreign securities are less liquid and their prices more volatile, than securities of comparable U.S. companies.

   SETTLEMENT DELAYS. Settling foreign securities may take longer than settlements in the U.S.

   HIGHER CUSTODY CHARGES. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

   ASSET VULNERABILITY. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of the Portfolio. Certain countries may also impose limits on the removal of securities or other assets of the Portfolio. Interest, dividends and capital gains on foreign securities held by the Portfolio may be subject to foreign withholding taxes.

   POLITICAL INSTABILITY. In some countries, political instability, war or diplomatic developments could affect investments.

   These risks may be greater in developing countries or in countries with limited or developing markets. In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

  At times, the Portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the Portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when Contract Owners cannot make transactions.

  ADRS are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the ADRs.

                            MANAGEMENT OF THE FUND

  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not "interested persons" of the Fund within the meaning of that term under the 1940 Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL Management as Investment Adviser and Janus Capital Corporation as Sub-Adviser, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL and receive no compensation from the Fund. The SAI contains the names of and general background information regarding each Director and executive officer of the Fund.

THE INVESTMENT ADVISER

  WRL Management, located at 201 Highland Avenue, Largo, Florida 33770-2597, serves as the Fund's Investment Adviser. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group. The Investment Adviser has served as the investment adviser to the Fund since January 1, 1997. Prior to that date, WRL served as the investment adviser to the Fund.

  Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolio in accordance with the Portfolio's stated investment objective and policies. As compensation for its services to the Portfolio, the Investment Adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of the Portfolio. For the fiscal year ended December 31, 1996, the Fund paid the Investment Adviser advisory fees of 0.80% of the average daily net assets of the Portfolio.

  The Investment Adviser is responsible for furnishing continuous advice and recommendations to the Portfolio as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time; to cause the Fund's officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of the Portfolio, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolio as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund.

  The Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of the Portfolio's average daily net assets, 1.00%. For the fiscal year ended December 31, 1996, the expenses of the Portfolio, as a percentage of the Portfolio's average daily net assets, were 0.88%.

  In addition to the Investment Adviser's responsibilities discussed above, the Investment Adviser's advisory agreement with the Fund (the "Advisory Agreement") contemplates that the Investment Adviser, in connection with the performance of its responsibilities under the Advisory Agreement, will enter into sub-advisory agreements ("Sub-Advisory-Agreements") with Sub-Advisers to provide each Portfolio with portfolio management. Under current law, every Sub-Advisory Agreement must be submitted to and approved by shareholders and Contract Owners of a Portfolio before the Sub-Adviser can provide investment advice to that Portfolio. For example, if a new Sub-Adviser were retained, shareholders and Contract Owners would be required to approve the Sub-Advisory agreement with that Sub-Adviser. Similarly, if a Sub-Advisory Agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder and Contract Owner approval would also be required. Moreover, in most instances when there is a change of control of a Sub-Adviser, shareholder and Contract Owner approval is required.

  The Fund's Board of Directors has determined that shareholders and Contract Owners of each Portfolio have, in effect, elected to have the Investment Adviser select one or more Sub-Advisers best suited to achieve the Portfolio's investment objectives. The Board believes that part of a shareholder's and Contract Owner's investment decision is a determination to have those selections made by the Investment Adviser, a professional management organization with personnel having substantial experience in making such evaluations, selections and terminations.

  Under applicable law, the Fund is not generally required to hold annual shareholders' meetings, and does not generally hold such meetings, unless legally required to do so, in order to avoid the attendant costs. The Fund is currently required to call a meeting of shareholders of a Portfolio whenever it decides to employ new or additional Sub-Advisers, or to approve a new Sub-Advisory Agreement after an "assignment," or due to a material change in Sub-Advisory Agreement terms, with respect to such Portfolio. Given the nature of the Fund's operations and shareholders' reasons for investing in various of the Portfolios, such expenses are considered to provide little if any benefit to shareholders. For these reasons, the Fund and the Investment Adviser have applied to the SEC for an exemption from the provisions of the 1940 Act to permit the Fund and the Investment Adviser, subject to certain conditions, to enter into, materially amend, and terminate, and to permit Sub-Advisers to act pursuant to, Sub-Advisory Agreements without shareholder or Contract Owner approval (the "Proposed Sub-Advisory Arrangement").

  If the SEC exemption is granted, certain conditions would apply. The conditions are intended to ensure that shareholders and Contract Owners receive adequate disclosure about the Sub-Advisers or a decision by the Investment Adviser and the Fund's Board of Directors to appoint a new Sub-Adviser or to change materially the terms of a Sub-Advisory Agreement. In addition, before a Portfolio could rely on the exemption, the Proposed Sub-Advisory Arrangement must be approved by a majority of the outstanding voting securities of the Portfolio.

DISTRIBUTION AND SERVICE PLANS

  DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT. Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770-2597. ISI is an affiliate of the Investment Adviser, and serves as principal underwriter for the Fund.

  The expenses the Fund may pay pursuant to the Distribution Plan may include, but are not necessarily limited to, the following: cost of printing and mailing Fund prospectuses and statements of additional information, and any supplements thereto to prospective Contract Owners; costs relating to development and preparation of Fund advertisements, sales literature and brokers' and other promotional materials describing and/or relating to the Fund; expenses in connection with presentation of seminars and sales meetings describing the Fund; development of consumer-oriented sales materials describing the Fund; and expenses attributable to "distribution-related services" provided to the Fund (e.g., salaries and benefits, office expenses, equipment (i.e., computers, software, office equipment, etc.), training expenses, travel costs, printing costs, supply expenses, programming time and data center expenses, each as they relate to the promotion of the sale of Fund shares).

  Under the Distribution Plan, the Fund, on behalf of the Portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the Portfolio's shares, amounts equal to actual expenses associated with distributing the Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly.

  ISI will submit to the Fund's Board of Directors for approval annual distribution expenses with respect to the Portfolio. ISI allocates to the Portfolio distribution expenses specifically attributable to the distribution of shares of the Portfolio. Distribution expenses not specifically attributable to the distribution of shares of the Portfolio are allocated among the other Portfolios of the Fund, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board. ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to the Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Contract Owners will be notified in advance.

  ADMINISTRATIVE AND TRANSFER AGENCY SERVICES. Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement with WRL Investment Services, Inc. ("WRL Services"), located at 201 Highland Avenue, Largo, Florida 33770-2597, an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, WRL Services shall furnish to the Portfolio, subject to the overall supervision of the Board of Directors, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. Prior to January 1, 1997, WRL performed these services in connection with its serving as the Fund's investment adviser.

THE SUB-ADVISER

  Janus Capital Corporation, located at 100 Fillmore Street, Denver, Colorado 80206, serves as the Sub-Adviser to the Portfolio. Thomas H. Bailey is the President of Janus Capital Corporation. Kansas City Southern Industries, Inc. ("KCSI") owns 83% of the Sub-Adviser. The Sub-Adviser provides investment management and related services to other mutual funds, and individual, corporate, charitable and retirement accounts. See "Management of the Fund-- The Sub-Adviser" in the SAI for a more detailed description of the previous experience of Janus Capital Corporation as an investment adviser.

  Scott W. Schoelzel has served as the portfolio manager for the Portfolio since January 2, 1996. Mr. Schoelzel also serves as co-portfolio manager of other mutual funds. Mr. Schoelzel is a Vice president of the Sub-Adviser, where he has been employed since 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado.

  The Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolio. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security, and it places orders to buy or sell securities on behalf of the Portfolio. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio.

  For its services, the Sub-Adviser receives monthly compensation from the Investment Adviser at the annual rate of 0.40% of the average daily net assets of the Portfolio.

  The Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolio. The Sub-Adviser is authorized to consider sales of the Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. In addition, the Sub-Adviser may occasionally place portfolio business with broker-dealers affiliated with the Investment Adviser or the Sub-Adviser; in such event, the Sub-Adviser always will seek best execution.

                            OTHER INFORMATION

JOINT TRADING ACCOUNTS

  Subject to approval by the Fund's Board of Directors, the Portfolio may transfer uninvested cash balances on a daily basis into certain joint trading accounts. Assets in the joint trading accounts are invested in money market instruments. All other participants in the joint trading accounts will be registered mutual funds or other clients of the Sub-Adviser or its affiliates. The Portfolio will participate in the joint trading accounts only to the extent that the investments of the joint trading accounts are consistent with the Portfolio's investment policies and restrictions. The Sub-Adviser anticipates that the investments made by the Portfolio through the joint trading accounts will be at least as advantageous to the Portfolio as if the Portfolio had made such investment directly. (See "The Sub-Adviser" in the SAI.)

PERSONAL SECURITIES TRANSACTIONS

  The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Board of Directors of the Fund. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Board of Directors on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

PURCHASE AND REDEMPTION OF SHARES

  Shares of the Portfolio are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Contract. Such charges are described in the prospectus for the Contract.

VALUATION OF SHARES

  The Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

  Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio.

  Except for money market instruments maturing in 60 days or less, securities held by the Portfolio are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. (See the SAI for details.)

THE FUND AND ITS SHARES

  The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the SEC as a diversified, open-end, management investment company.

  The Portfolio offers its shares only for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Shares may be offered to other life insurance companies in the future. Because the Portfolio's shares are sold to the Separate Accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts and variable annuity Separate Accounts to invest in the Portfolio simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contract owners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of Portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale typically resulting from a larger combined fund.

  The Fund offers a separate class of common stock for each portfolio. All shares of the Portfolio and of each of the other portfolios of the Fund have equal voting rights, except that only shares of a particular portfolio will be entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of the Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolio and, upon any liquidation or dissolution, to participate equally in the net assets of the Portfolio remaining after satisfaction of outstanding liabilities. The shares of the Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event holders of the remaining shares would not be able to elect any directors.

  Only the Separate Accounts of the Life Companies may hold shares of the Portfolio and are entitled to exercise the rights directly as described above. If and to the extent required by law, Life Companies will vote the Portfolio's shares held in the Separate Accounts, including the Portfolio's shares which are not attributable to Contract Owners, at meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Portfolio's shares in their own right, they may elect to do so. The rights of Contract Owners are described in more detail in the prospectuses or disclosure documents for the Annuity Contracts.

REPORTS TO CONTRACT OWNERS

  The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to the Portfolio's Contract Owners, at least semi-annually, reports showing the Portfolio's composition and other information. An annual report, containing financial statements, audited by the Fund's independent accountants, will be sent to Contract Owners each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

  Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, acts as Custodian and Dividend Disbursing Agent of the Portfolio's assets.

ADDITIONAL INFORMATION

  The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                            DISTRIBUTION AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  The Portfolio intends to distribute substantially all of the net investment income, if any. Dividends from investment income, if any, of the Portfolio normally are declared and paid semi-annually in additional shares of the Portfolio at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolio at the end of the fiscal year.

TAXES

  The Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, the Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Portfolio's intention to distribute all such income and gains.

  Shares of the Portfolio are offered only to the Separate Accounts (which are insurance company separate accounts that fund the Contract). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Account, as well as the tax treatment of the Contract and the Contract Owners thereof, see "Certain Federal Income Tax Consequences" included in the prospectus for the Contract.

  The Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat the Portfolio's assets as assets of the related Separate Accounts, these limitations also apply to the Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions will be considered securities issued by the same issuer. Failure of the Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Contract, and tax consequences to the Contract Owners thereof, other than as described in the prospectus for the Contract.

  The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolio and its Contract Owners; see the SAI for a more detailed discussion. Prospective Contract Owners are urged to consult their tax advisors.

                             WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                              201 HIGHLAND AVENUE

                         LARGO, FLORIDA 33770-2597

                            TELEPHONE (319) 398-8511

INVESTMENT ADVISER:

  WRL Investment Management, Inc. 201 Highland Avenue Largo, FL 33770-2597

SUB-ADVISER:

  Janus Capital Corporation 100 Fillmore Street Denver, CO 80206

CUSTODIAN:

  Investors Bank & Trust Company 89 South Street Boston, MA 02111

INDEPENDENT ACCOUNTANTS:

  Price Waterhouse LLP 1055 Broadway Kansas City, MO 64105

TRANSFER AGENT:

  WRL Investment Services, Inc. 201 Highland Avenue Largo, FL 33770-2597

DISTRIBUTOR:

  InterSecurities, Inc. 201 Highland Avenue Largo, FL 33770-2597


   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REP-RESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH IN-FORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHO-RIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                             WRL SERIES FUND, INC.

                               GROWTH PORTFOLIO

                      STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Growth Portfolio of the WRL Series Fund, Inc. (the "Fund"). A copy of the Prospectus may be obtained by writing PFL Life Insurance Company, Administrative and Service Office, Financial Markets Division--Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 or by calling (800) 525-6205.

               -------------------------------------------------

                     WRL INVESTMENT MANAGEMENT, INC.

                               Investment Adviser

                           JANUS CAPITAL CORPORATION

                                  Sub-Adviser

               -------------------------------------------------

  The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1997.

                               TABLE OF CONTENTS

                                  PAGE IN THIS STATEMENT OF     CROSS-REFERENCE TO
                                   ADDITIONAL INFORMATION       PAGE IN PROSPECTUS
                                  -------------------------     ------------------
Investment Objective and
 Policies........................              3                         5
  Investment Restrictions........              3                         6
  Repurchase and Reverse Repur-
   chase Agreements..............              5                        10
  Lending of Portfolio
   Securities....................              5                         6
  Foreign Securities.............              6                        12
  Non-Investment Grade Debt
   Securities....................              6                         6
  Investments in Futures, Options
   and Other Derivative
   Instruments...................              7                         8
Management of the Fund...........             19                        14
  Directors and Officers.........             19                        14
  The Investment Adviser.........             22                        14
  Distribution and Service Plans.             24                        16
  The Sub-Adviser................             25                        17
  Joint Trading Accounts.........             25                        18
Portfolio Transactions and
 Brokerage.......................             26                        18
  Portfolio Turnover.............             26                         7
  Placement of Portfolio
   Brokerage.....................             26                        18
Purchase and Redemption of
 Shares..........................             28                        19
  Offering of the Shares and
   Determination of Offering
   Price.........................             28                        20
  Portfolio Net Asset Valuation..             28                        19
Investment Experience
 Information.....................             29                         4
Calculation of Performance Re-
 lated Information...............             29                         4
  Total Return...................             29                         4
Taxes............................             30                        21
Capital Stock of the Fund........             32                        19
Registration Statement...........             32                       N/A
Financial Statements.............             32                        21
Other Information................             32                        21
Appendix A--Description of Port-
 folio Securities................            A-1                         8
Appendix B--Description of
 Selected Corporate Bond and Com-
 mercial Paper Ratings...........            B-1                         6

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Growth Portfolio (the "Portfolio") of the Fund is described in the Portfolio's Prospectus. Shares of the Portfolio are sold only to the separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company, an affiliate of WRL, and to separate accounts of certain of their affiliated life insurance companies (collectively, the "Separate Accounts") to fund benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts", or "Contracts").

  As indicated in the Prospectus, the Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques, may be changed by the Board of Directors of the Fund without approval of shareholders or owners of the Policies or the Annuity Contracts (collectively, "Contract Owners"). A change in the investment objective or policies of the Portfolio may result in the Portfolio's having an investment objective or policies different from those which a Contract Owner deemed appropriate at the time of investment.


INVESTMENT RESTRICTIONS

  As indicated in the Prospectus, the Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. A complete statement of all such fundamental policies is set forth below.

  The Portfolio may not, as a matter of fundamental policy:

  1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

  2. Invest more than 25% of the value of the Portfolio's assets in any particular industry (other than Government securities);

  3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

  4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

  5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio; and

  6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

  Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Contract Owner approval:


  (A) The Portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

  (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or segregation of assets in connection with such transactions;

  (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

  (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

  (E) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions;

  (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act;

  (G) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the Portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund;

  (H) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

  (I) The Portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors;

  (J) The Portfolio may not invest in companies for the purpose of exercising control or management; and

  (K) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

  Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value or of the Portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending and use of options, futures, and other derivative instruments. In addition, such laws and regulations may require the Portfolio's investments in foreign securities to meet additional diversification and other requirements.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

  In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. The Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser.

  In a reverse repurchase agreement, the Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties that the Sub-Adviser deems creditworthy.

LENDING OF PORTFOLIO SECURITIES

  The Portfolio may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) the Portfolio must receive any dividends or interest paid by the issuer on such securities; (c) the Portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) the Portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower. Securities loaned by the Portfolio remain subject to fluctuations in market value. The Portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, the Portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the Portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The Portfolio may also incur expenses in enforcing its rights. If the Portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

FOREIGN SECURITIES

  Subject to the limitations set forth above, the Portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It is possible that market quotations for foreign securities will not be readily available. In such event, these securities shall be valued at fair market value as determined in good faith by the Sub-Adviser under the supervision of the Board of Directors. If it should become necessary, the Portfolio could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs with respect to foreign securities may be higher. The Investment Adviser and the Sub-Adviser will consider these and other factors before investing in foreign securities. The Portfolio will not concentrate its investments in any particular foreign country.

  To the extent the Portfolio invests directly in foreign securities, the Portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that the Portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, the Portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes the Portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions. For a more detailed explanation regarding the special risks of investing in foreign securities, see "Foreign Investments and Special Risks" in the Prospectus.

NON-INVESTMENT GRADE DEBT SECURITIES

  The Portfolio may, but does not currently invest, or intend to invest, in debt securities below the four highest grades ("lower grade debt securities") as determined by Moody's Investors

Service, Inc. ("Moody's") (Baa) or Standard & Poor's (BBB). The Portfolio does not currently intend to invest more than 5% of its assets in non-investment grade securities. Before investing in any lower-grade debt securities, the Sub-Adviser will determine that such investments meet the Portfolio's investment objectives and that the lower-grade debt securities' ratings are supported by an internal credit review, which the Sub-Adviser will conduct in each such instance. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics (see Appendix B for a description of the ratings), and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

  The quality limitation set forth in the Portfolio's investment policies is determined immediately after the Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policies.


INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

  Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it buys or sells futures contracts.

  When the Portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts will not be made for speculation and will not be made other than to seek to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Sub-Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM's with which the Portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

  Although the Portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the Portfolio's open futures obligations, the segregated assets would be available to the Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Portfolio's cash that may otherwise be invested would be held uninvested or invested in high-grade liquid assets so long as the futures position remains open, the Portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

  The acquisition or sale of a futures contract may occur, for example, when the Portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the Portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby preventing the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell portfolio securities.

  Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to futures contracts will consist of high-grade liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to the futures contracts.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Sub-Adviser still may not result in a successful use of futures contracts.

  Futures contracts entail risks. Although the Sub-Adviser believes that use of such contracts can benefit the Portfolio, if the Sub-Adviser's investment judgment is incorrect, the Portfolio's overall performance could be worse than if the Portfolio had not entered into futures contracts. For example, if the Portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the Portfolio and prices increase instead, the Portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Portfolio's futures positions. In addition, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Portfolio.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Portfolio will not match exactly the Portfolio's current or potential investments. The Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Portfolio's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with the Portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Portfolio's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired.

  Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

  The Portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that the Portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

  Options on Futures Contracts. The Portfolio may buy and write options on futures contracts for only hedging purposes. An option on a futures contract gives the Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities" on page 14. Transactions in options on futures contracts will not be made for speculation and will not be made other than to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

  The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

  The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option the Portfolio has written is exercised, the Portfolio will incur loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, the Portfolio may buy a put option on a futures contract to attempt to hedge the Portfolio's securities against the risk of falling prices.

  The amount of risk the Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  Forward Contracts. The Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. The Portfolio may invest in forward currency contracts with stated contract values of up to the value of the Portfolio's assets.

  The Portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. The Portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

  Additionally, when the Sub-Adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the Portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Portfolio may enter into a forward currency contract to buy that foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

  The Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

  In any of the above circumstances the Portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when the Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the Portfolio are denominated ("cross-hedge"). For example, if the Sub-Adviser believes that a particular foreign currency may decline relative to the U.S. dollar, the Portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the Portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting the Portfolio's currency exposure from one foreign currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Portfolio if the Sub-Adviser's projection of future exchange rates is inaccurate.

  The Portfolio also may enter into forward contracts to buy or sell at a later date instruments in which the Portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

  Forward contracts are currently considered illiquid. Accordingly, the Fund's custodian will place cash or high-grade liquid assets in a segregated account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or high-grade liquid assets will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may buy call options permitting the Portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the Portfolio may buy put options permitting the Portfolio to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities.

  The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, the Portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the Portfolio's assets.

  Also, with regard to the Portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are subject of the cross-hedging transaction are denominated.

  Options on Foreign Currencies. The Portfolio may buy put and call options and may write covered put and call options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to the Portfolio's option position, the Portfolio could sustain losses on transactions in foreign currency options which would require that the Portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

  The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the Portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

  The Portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining, in a segregated account with the Fund's custodian, cash or high-grade liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the Sub-Adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at the time when the Sub-Adviser believes it would be advantageous for the Portfolio to do so.

  Options on Securities. In an effort to reduce fluctuations in net asset value, the Portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolio also may write call options that are not covered for cross-hedging purposes. The Portfolio may write and buy options on the same types of securities that the Portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on the Portfolio's writing and buying options on securities.

  A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

  A put option written by the Portfolio is "covered" if the Portfolio (i) maintains cash not available for investment or high-grade liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

  The Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by maintaining in a segregated account with its custodian cash or high-grade liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the Sub-Adviser believes that writing the option would achieve the desired hedge.

  If a put or call option written by the Portfolio was exercised, the Portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

  The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If the Portfolio desires to sell a particular security on which the Portfolio has written a call option, the Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

  The Portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Portfolio may realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

  An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  The Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may buy a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to

("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

  The Portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  The Portfolio may buy call options to attempt to hedge against an increase in the price of securities that the Portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

  In purchasing an option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by the Portfolio were permitted to expire without being sold or exercised, the Portfolio would lose the amount of the premium.

  Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

  Interest Rate Swaps and Swap-Related Products. In order to attempt to protect the value of the Portfolio's investments from interest rate or currency exchange rate fluctuations, the Portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the Portfolio may consider buying at a later date. The Portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

  Swap and swap-related products are specialized over-the-counter instruments and their use involves risks specific to the markets in which they are entered into. The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

  There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio; although the Portfolio does not presently intend to engage in such transactions in excess of 5% of its total assets. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

  In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques, that become available as the Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. The Sub-Adviser may use these opportunities to the extent they are consistent with the Portfolio's respective investment objectives and are permitted by the Portfolio's respective investment limitations and applicable regulatory requirements.

  Special Investment Considerations and Risks. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

  The Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio, the inability of the Portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

  In connection with certain of its hedging transactions, the Portfolio must place assets in a segregated account with the Fund's Custodian bank to ensure that the Portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of during the period the Portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Portfolio's assets could impede implementation of the Portfolio's investment policies or the Portfolio's ability to meet redemption requests or other current obligations.

  Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

NAME, RELATIONSHIP WITH                     PRINCIPAL OCCUPATION
THE FUND, AND ADDRESS (1)                      PAST FIVE YEARS
-------------------------                   --------------------
PETER R. BROWN (68)        Chairman of the Board, Peter Brown Construction Company
Director                   (construction contractors and engineers), Largo,
1475 South Belcher Road    Florida (1963 - present); Trustee of IDEX Series Fund;
Largo, Florida 33771       former Trustee of IDEX Fund, IDEX II Series Fund and
                           IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve,
                           Civil Engineer Corps.

NAME, RELATIONSHIP WITH                     PRINCIPAL OCCUPATION
THE FUND, AND ADDRESS (1)                      PAST FIVE YEARS
-------------------------                   --------------------
CHARLES C. HARRIS (66)     Retired (1988 - present); Senior Vice President,
Director                   Treasurer (1966 - 1988), Western Reserve Life Assurance
35 Winston Drive           Co. of Ohio; Trustee of IDEX Series Fund; former
Clearwater, Florida        Trustee of IDEX Fund; IDEX II Series Fund and IDEX Fund
34616                      3; Vice President, Treasurer (1968 - 1988), Director
                           (1968 - 1987), Pioneer Western Corporation; Vice
                           President of the Fund (1986 to December, 1990).

RUSSELL A. KIMBALL, Jr.    General Manager, Sheraton Sand Key Resort (resort
(52)                       hotel), Clearwater, Florida (1975 - present).
Director
1160 Gulf Boulevard
Clearwater Beach,
Florida 34630

JOHN R. KENNEY (59)        Chairman of the Board of Directors (1987 - present),
Chairman of the Board of   Chief Executive Officer (1982 - present), President
Directors and President    (1978 - 1987 and December, 1992 - present), Director
(2)                        (1978 - present), Western Reserve Life Assurance Co. of
                           Ohio; Chairman of the Board of Directors (September
                           1996 - present), WRL Investment Management, Inc.
                           (investment adviser), Largo, Florida; Chairman of the
                           Board of Directors (September, 1996 - present), WRL
                           Investment Services, Inc., Largo, Florida; Director,
                           AEGON Asset Management Services, Inc. (February, 1997 -
                           present) Largo, Florida; Chairman of the Board of
                           Directors and Chief Executive Officer (1988 to
                           February, 1991), President (1988 - 1989), Director
                           (1976 to February, 1991), Executive Vice President
                           (1972 - 1988), Pioneer Western Corporation (financial
                           services), Largo, Florida; President and Director
                           (1985 - September, 1990) and Director (December, 1990
                           to present), Idex Management, Inc. (investment
                           adviser), Largo, Florida; Trustee (1987 - September,
                           1996), Chairman (December, 1989 to September, 1990 and
                           November, 1990 to September, 1996) and President and
                           Chief Executive Officer (November, 1986 to September,
                           1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3;
                           Trustee and Chairman (September, 1996 - present) of
                           IDEX Series Fund, (investment companies), all of Largo,
                           Florida.

G. JOHN HURLEY (48)        Executive Vice President (June 1993 - present), Chief
Director and Executive     Operating Officer (March, 1994 - January, 1997) Western
Vice President (2)         Reserve Life Assurance Co. of Ohio; Director
                           (September, 1996 - present), WRL Investment Management,
                           Inc. (investment adviser), Largo, Florida; Director
                           (September, 1996 - present), WRL Investment Services,
                           Inc., Largo, Florida; Director, President and Chief
                           Executive Officer, AEGON Asset Management Services,
                           Inc. (February, 1997 - present), Largo, Florida;
                           President and Chief Executive Officer (September,
                           1990 - September, 1996), Trustee (June, 1990 -
                            September, 1996) and Executive Vice President (June,
                           1988 -September, 1990) of IDEX Fund, IDEX II Series
                           Fund and IDEX Fund 3 (investment companies); Trustee,
                           President and Chief Financial Officer (September,
                           1996 - present) of IDEX Series Fund; President, Chief
                           Executive Officer and Director of InterSecurities, Inc.
                           (May, 1988 - present); Assistant Vice

NAME, RELATIONSHIP WITH                     PRINCIPAL OCCUPATION
THE FUND, AND ADDRESS (1)                      PAST FIVE YEARS
-------------------------                   --------------------
                           President of AEGON USA Managed Portfolios, Inc.
                           (September, 1991 - August, 1992); Vice President of
                           Pioneer Western Corporation (May, 1988 -February, 1991)
                           (financial services), all of Largo, Florida.

ALLAN J. HAMILTON (40)     Vice President and Controller (1987 - present),
Treasurer, Principal Fi-   Treasurer (February, 1997 - present), Assistant Vice
nancial Officer (2)        President and Assistant Controller (1983 - 1987),
                           Western Reserve Life Assurance Co. of Ohio; Vice
                           President and Controller (1988 - February, 1991),
                           Pioneer Western Corporation (financial services), all
                           of Largo, Florida.

ALAN M. YAEGER (50)        Executive Vice President (June, 1993 - present), Chief
Executive Vice President   Financial Officer (December, 1995 - present), Senior
(2)                        Vice President (1981-June, 1993) and Actuary (1972-
                           present), Western Reserve Life Assurance Co. of Ohio;
                           Director (September, 1996 - present), WRL Investment
                           Management, Inc., (investment adviser) Largo, Florida;
                           Director (September, 1996 - present) WRL Investment
                           Services, Inc., Largo, Florida.

REBECCA A. FERRELL (36)    Vice President and Associate General Counsel (March,
Secretary, Vice Presi-     1997 - present) Assistant Vice President and Counsel
dent, and Counsel (2)      (June, 1995 - March, 1997), Attorney (August, 1993 -
                            June, 1995), Western Reserve Life Assurance Co. of
                           Ohio; Secretary, Vice President and Counsel of IDEX
                           Series Fund (September, 1996 - present), Vice President
                           and Associate General Counsel (February, 1997 -
                            present) AEGON Asset Management Services, Inc., Largo,
                           Florida; Secretary and Assistant Vice President (March,
                           1994 - September, 1995), Vice President and Counsel
                           (September, 1995 - September, 1996) of IDEX Fund, IDEX
                           II Series Fund and IDEX Fund 3; Attorney (September,
                           1992 - August, 1993), Hearne, Graziano, Nader & Buhr,
                           P.A.; Legal Writing Instructor (August, 1991 - June,
                           1992), Florida State University College of Law.

--------
(1) The principal business address of each person listed, unless otherwise indicated, is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618.
(2) Interested person as defined in the 1940 Act and affiliated person of Investment Adviser.



  The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Adviser. Each Director also receives $500, plus expenses, per each regular and special Board meeting attended. For the year ended December 31, 1996, the Portfolio paid Directors' fees and expenses of $8,449. The following table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1996.


                              COMPENSATION TABLE

                                              PENSION OR
                                              RETIREMENT
                              AGGREGATE        BENEFITS
                          COMPENSATION FROM   ACCRUED AS   TOTAL  COMPENSATION PAID TO
                                 WRL           PART OF      DIRECTORS FROM WRL SERIES
NAME OF PERSON, POSITION  SERIES FUND, INC. FUND EXPENSES* FUND, INC., IDEX SERIES FUND
------------------------  ----------------- -------------- ----------------------------
Peter R. Brown, Director       $9,500             $0                 $34,000
Charles C. Harris, Di-
 rector                        $9,500              0                 $34,000
Russell A. Kimball, Jr.,
 Director                      $9,000              0                 $ 9,000

--------
* The Plan became effective January 1, 1996.

  Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund or IDEX Series Fund, to a disinterested Director or Trustee on a current basis for services rendered as director. (IDEX Fund and IDEX Fund 3 were merged with and into the Growth Portfolio of IDEX II Series Fund on September 20, 1996, at which time IDEX II Series Fund was renamed IDEX Series Fund.) Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX II Series Fund (without imposition of sales charges), as elected by the directors. It is not anticipated that the Plan will have any impact on the Fund.

  As of March 1, 1997, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of the Contract indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.


THE INVESTMENT ADVISER

  The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund--The Investment Adviser" in the Prospectus.

  WRL Investment Management, Inc. ("WRL Management" or the "Investment Adviser") serves as the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated January 1, 1997 with the Fund. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group. Prior to January 1, 1997, WRL served as investment adviser to the Fund.

  The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act), on October 3, 1996 and by the shareholders of the Portfolio on December 16, 1996. The Investment Advisory Agreement provides that it will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).


  While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement. For further information about the management of the Portfolio, see "The Sub-Adviser", below.

  Advisory Fee. The method of computing the investment advisory fee is fully described in the Prospectus. For the years ended December 31, 1996, 1995 and 1994, the Investment Adviser was paid fees for its services to the Portfolio in the following amounts:



                                  ADVISORY FEES
                                    YEAR ENDED
      ----------------------------------------------------------------------------
      DECEMBER 31,                   DECEMBER 31,                     DECEMBER 31,
          1996                           1995                             1994
      ------------                   ------------                     ------------
      $11,137,321                     $7,847,750                       $6,850,340



  Payment of Expenses. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the Portfolio. The Portfolio pays: all expenses incurred in connection with the formation and organization of the Portfolio, including the preparation (and filing, when necessary) of the Portfolio's contracts, plans, and documents, conducting meetings of organizers, directors and shareholders; preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of the Portfolio and its shares under the 1940 Act and the Securities Act of 1933 Act and all other matters relating to the information and organization of the Portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or WRL Management; compensation of the Fund's custodian, administrative and transfer agent; registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders and Contract Owners; expenses of preparing and filing reports with Federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the Portfolio.

  The Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of the Portfolio's average daily net assets, 1.00%. There were no expenses paid by the Investment Adviser on behalf of the Portfolio for the fiscal years ended December 31, 1996, 1995 and 1994, inasmuch as the normal operating expenses of the Portfolio did not exceed the limitations described above.

  Service Agreement. Effective January 1, 1997, the Fund entered into an
  ------------------
Administrative Services and Transfer Agency Agreement ("Services Agreement") with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The Service Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis.

  Distribution Agreement. Effective January 1, 1997, the Fund adopted a
  -----------------------
distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. The Distribution Plan and related Agreement were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996, and the Distribution Plan was approved by the shareholders and Contract Owners of each Portfolio of the Fund on December 16, 1996. ISI is an affiliate of the Investment Adviser.

  Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the Portfolios, will reimburse ISI after each calendar month for certain Fund distribution expenses incurred or paid by ISI, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio.

  Distribution expenses for which ISI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential Contract Owners; developing and preparing Fund advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.

  ISI submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board of Directors. ISI has determined that will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.

  It is anticipated that benefits provided by the Distribution Plan may include lower fixed costs as a percentage of assets as Fund assets increase through the growth of the Fund due to enhanced marketing efforts.

THE SUB-ADVISER

  This discussion supplements the information provided about the Sub-Adviser under the caption "Management of the Fund--The Sub-Adviser" in the Prospectus.

  Janus Capital Corporation (the "Sub-Adviser") serves as the Sub-Adviser for the Portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997 between WRL Management and the Sub-Adviser on behalf of the Portfolio. The Sub-Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act), on October 3, 1996 and by the shareholders and Contract Owners of the Portfolio on December 16, 1996. The Sub-Advisory Agreement provides that it will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminates automatically in the event of assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

  Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser with respect to the Portfolio. Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security. The Sub-Adviser provides the portfolio managers for the Portfolio. Such managers consider analyses from various sources, make the necessary decisions and effect transactions accordingly. The Sub-Adviser bears all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. The method of computing the Sub-Adviser's fee is set forth in the Prospectus. For the years ended December 31, 1996, 1995 and 1994, the Sub-Adviser was paid fees in the amount of $5,568,661, $3,923,875 and $3,425,888, respectively.

  The Sub-Adviser, located at 100 Fillmore Street, Denver, Colorado 80206, has been engaged in the management of Janus funds since 1969. Janus Capital Corporation also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The aggregate market value of the assets managed by the Sub-Adviser was over $50 billion as of January 31, 1997. Kansas City Southern Industries, Inc. ("KCSI") owns 83% of the Sub-Adviser. KCSI, whose address is 114 West 11th Street, Kansas City, Missouri 64105-1804, is a publicly-traded holding company whose largest subsidiary, the Kansas City Southern Railway Company, is primarily engaged in the transportation industry. Other KCSI subsidiaries are engaged in financial services and real estate.


JOINT TRADING ACCOUNTS

  As described in the Prospectus, the Portfolio and other clients of the Sub-Adviser and its affiliates may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Directors of the Fund must approve the participation of each Portfolio in these joint trading accounts, and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to the Sub-Adviser and certain of its affiliates by the SEC. All joint account participants including the Portfolio, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the Portfolio in withdrawing their assets from joint trading accounts.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

  The information that follows supplements the information provided about portfolio turnover under the caption "The Growth Portfolio and the Fund-- Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for the Portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for the Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year. The portfolio turnover rates for the years 1996, 1995 and 1994 were 45.21%, 130.48%, and 107.33%, respectively. The Fund's management is unable to predict precisely the Portfolio's future annual turnover rate, although an annual turnover rate in excess of 150% is not presently anticipated. Higher turnover rates tend to result in higher brokerage fees.


  There are no fixed limitations regarding the portfolio turnover of the Portfolio. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of the Portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

  Subject to policies established by the Board of Directors, the Sub-Adviser is primarily responsible for placement of the Portfolio's securities transactions. In placing orders, it is the policy of the Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While the Sub-Adviser generally will seek reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. The Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

  Decisions as to the assignment of portfolio brokerage business for the Portfolio and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

  In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the Sub-Adviser's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of execution, clearance, and settlement services; financial stability; the existence of actual or apparent operational problems of any broker or dealer; and research products or services to be provided.

  These products and services may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information), including the research described above.

  Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser. The expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Sub-Adviser may use such research products and services in servicing other accounts in addition to the Portfolio. If the Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for the Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to the Portfolio.

  When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker. The Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

  Normally, the Portfolio will deal directly with the underwriters or dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Portfolio that are transactions with principals will consist primarily of brokerage commissions or dealer or underwriter spreads between the bid and asked price, although purchases from underwriters of portfolio securities include a commission or concession paid by the issuer. No stated commission is generally applicable to securities traded in the U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

  Securities held by the Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  On occasions when the Investment Adviser or the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

  The Board of Directors of the Fund periodically reviews the brokerage placement practices of the Sub-Adviser on behalf of the Portfolio, and reviews the prices and commissions, if any, paid by the Portfolio to determine if they were reasonable.

  The Board of Directors of the Fund has authorized the Sub-Adviser to consider sales of the Policies and Annuity Contracts issued by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. In addition, the Sub-Adviser may occasionally place portfolio business with affiliated brokers of the Investment Adviser or the Sub-Adviser, including: DST Securities, Inc., 301 West 11th Street, Kansas City, Missouri 64105; and InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 33518. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.

  The Portfolio paid aggregate commissions for the years ended December 31, 1996, 1995 and 1994 in the amount of $720,978, $1,577,115, and $1,466,443, respectively. For the years ended December 31, 1996 and 1995, the Portfolio did not pay any brokerage commissions to DST Securities, Inc. For the year ended December 31, 1994, the Portfolio paid commissions to DST Securities, Inc. in the amount of $2,796. The percentage of the Portfolio's aggregate brokerage commissions and aggregate dollar amount of transactions paid to DST Securities, Inc. during the Portfolio's most recent fiscal year did not exceed one percent.


                       PURCHASE AND REDEMPTION OF SHARES

OFFERING OF THE SHARES AND DETERMINATION OF OFFERING PRICE

  Shares of the Portfolio are currently sold only to the Separate Accounts. The Separate Account invests in shares of the Portfolio in accordance with the allocation instructions received from owners of the Contract ("Owners"). Such allocation rights are further described in the prospectus and disclosure documents for the Contract. Shares of the Portfolio are sold and redeemed at their net asset value as described in the Prospectus. Net asset value of the Portfolio's shares is determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.)

  Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares of the Portfolio outstanding.

PORTFOLIO NET ASSET VALUATION

  As stated in the Prospectus and above, the net asset value of a Portfolio share is determined, once daily, as of the close of the regular session of business on the Exchange (usually 4:00 p.m., Eastern time), on each day the Exchange is open. The per share net asset value of the Portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining asset value, securities listed on the national securities exchanges and the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities which are traded on the over-the-counter market are valued at bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities for which quotations are not readily available, and other assets, are valued at fair values as determined in good faith by the Sub-Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis discussed above.

                       INVESTMENT EXPERIENCE INFORMATION

  The information provided in this section shows the historical investment experience of the Portfolio. It does not represent or project future investment performance.

  The Portfolio commenced operations on October 2, 1986. The rates of return shown below depict the actual investment experience of the Portfolio for the periods shown.

                CALCULATION OF PERFORMANCE RELATED INFORMATION

TOTAL RETURN

  The rates of return shown below are based on the actual investment performance, after the deduction of investment advisory fees and direct Portfolio expenses. The rates are average annual compounded rates of return for the periods ended on December 31, 1996.

  The rates of return do not reflect charges or deductions against the Separate Accounts, or charges and deductions against the Policies or Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Contract. The prospectuses for the Contracts contains relevant performance information. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.


  Also shown are comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock market performance.


                   AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 1996



                         INCEPTION* 10 YEARS 5 YEARS 1 YEAR
                         ---------- -------- ------- ------
Growth Portfolio           17.66%    17.98%   11.11% 17.96%
Standard & Poor's Index
 of 500 Common Stocks      15.46%    15.28%   15.22% 22.96%

--------
* The Portfolio commenced operations on October 2, 1986.


  Additional information regarding the investment performance of the Portfolio appears in the Prospectus.

    Total Return for the Portfolio

    Total return quotations for the Portfolio are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                 P(1+T)n = ERV

Where:  P = a hypothetical initial payment of $1,000

     T = average annual total return

     N = number of years

     ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period).

  The total return quotation calculations for the Portfolio reflect the deduction of a proportionate share of the Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

                                     TAXES

  Shares of the Portfolio are offered to the Separate Account of PFL that funds the Contracts. See the prospectus for the Contract for a discussion of the special taxation of insurance companies with respect to the Separate Account and the Contract, and the owners thereof.

  The Portfolio has qualified and expects to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Portfolio must distribute to its Contract Owners for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.


  As noted in the Prospectus, the Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities and political subdivisions all are considered the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectus for the Contract.

  The Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

  Dividends and interest received by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

  The Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

  If the Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Portfolio intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Portfolio's hedging transactions. To the extent this treatment is not available, the Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

  The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolio and its Owners. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolio's activities, and this discussion and the discussion in the prospectus or statement of additional information for the Contract are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Contract and the holders thereof.

                           CAPITAL STOCK OF THE FUND

  As described in the Prospectus, the Fund offers a separate class of common stock for each portfolio of the Fund.

                            REGISTRATION STATEMENT

  The Fund has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolio or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.


                             FINANCIAL STATEMENTS

  The audited financial statements for the Portfolio described in this Statement of Additional Information for the year ended December 31, 1996 and the report of the Fund's independent accountants are included in the Fund's 1996 Annual Report and are incorporated herein by reference to such Report. A copy of the Annual Report may be obtained without charge upon request.

                            OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP, located at 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, serves as the Fund's independent accountants. The Fund has engaged Price Waterhouse LLP to examine, in accordance with generally accepted auditing standards, its annual report. In addition, Price Waterhouse LLP signs the tax returns for the Portfolio of the Fund.

CUSTODIAN

  Investors Bank & Trust Company ("IBT"), located at 89 South Street, Boston, Massachusetts 02111, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                  APPENDIX A

                      DESCRIPTION OF PORTFOLIO SECURITIES

  The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

  1. Certificate of Deposit.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

  2. Eurodollar Certificate of Deposit.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

  3. Floating Rate Note.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

  4. Time Deposit.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

  5. Bankers' Acceptance.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

  6. Variable Amount Master Demand Note.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

  7. Commercial Paper.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

  8. Repurchase Agreement.* A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the Portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. The Portfolio will only enter into repurchase agreements with respect to underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While the Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the Securities and Exchange Commission has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of the Portfolio's net assets.


  Although repurchase transactions usually do not impose market risks on the purchaser, the Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any
--------

* Short-term Securities.

reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, the Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, the Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by the Portfolio upon liquidation of the securities may be limited.

  9. Reverse Repurchase Agreement. A reverse repurchase agreement involves the sale of securities held by the Portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

  10. Asset-Backed Securities. The Portfolio may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. The Portfolio will only purchase an asset-backed security if it is rated at least "A" by S&P or Moody's.

  11. Mortgage-Backed Securities. The Portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolio may invest in them if it is determined they are consistent with the Portfolio's investment objective and policies.

  12. Collateralized Mortgage Obligations. (CMOs) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence.

  13. Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

  The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change then government securities.

  Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total returns. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

 14. Zero Coupon Bonds. Zero coupon bonds are created three ways:

  1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financial Corporation (FICO) also can be stripped in this fashion.

  2) STRIPS are created when a dealer deposits a Treasury Security or a Federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payments that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The Portfolio has been advised that the staff of the Division of Investment Management of the Securities and Exchange Commission does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the Portfolio will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

  3) ZERO COUPON BONDS can be issued directly by Federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

  Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                                  APPENDIX B

                  DESCRIPTION OF SELECTED CORPORATE BOND AND

                           COMMERCIAL PAPER RATINGS

CORPORATE BONDS--MOODY'S INVESTORS SERVICE, INC.

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position on such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Unrated--Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

CORPORATE BONDS--STANDARD & POOR'S CORPORATION

  AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

  A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they exhibit an adequate degree of protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB, B, CCC and CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Plus (+) or Minus (-)--The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Unrated--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER--MOODY'S INVESTORS SERVICE, INC.

  "Prime-1"--Commercial paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

  "Prime-2"--Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

COMMERCIAL PAPER--STANDARD & POOR'S CORPORATION

  "A"--Issues assigned this highest rate are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

  "A-1"--This designation indicates that the degree of safety regarding timely payment is very strong.

  "A-2"--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated "A-1".

  "A-3"--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                                     PART C
                                OTHER INFORMATION

Item 24.   FINANCIAL STATEMENTS AND EXHIBITS


       (a) Financial Statements.
             1. The audited Financial Statements of the Fund in the 1996 Annual
                Reports are incorporated by reference into the Statements of Additional Information for the Growth, Bond, Money Market, Global, Short-to-Intermediate Government, Balanced, Emerging Growth, Strategic Total Return (formerly Equity-Income), Growth & Income (formerly Utility), Aggressive Growth, Tactical Asset Allocation, C.A.S.E. Growth, Global Sector and Value Equity Portfolios (filed 2/27/97 with the SEC pursuant to Rule 30b2-1 -Accession Number 0001016843-97-000103); US Sector, Foreign Sector (filed 2/27/97 with the SEC pursuant to Rule 30b2-1 Accession Number - 0001016843-97-000107); and C.A.S.E. Quality Growth and C.A.S.E. Growth & Income Portfolio (filed 2/27/97 with the SEC pursuant to Rule 30b2-1 - Accession Number - 0001016843-97-000104). (Part B)
             2. The unaudited Financial Statements of the International Equity
                Portfolio and U.S. Equity Portfolios will be included in a future amendment.
             3. Audited Per Share Income and Capital Changes are included in the
                Prospectuses for the Portfolios (except International Equity Portfolio and U.S. Equity Portfolio). (Part A)
             4. Unaudited Per Share Income and Capital Changes for the
                International Equity Portfolio and the U.S. Equity Portfolio will be included in a future Amendment.

       (b) Exhibits
             1. (A) Articles of Incorporation of WRL Series Fund, Inc. (3)
                (B) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (3)
                (C) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (3)
                (D) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (3)
                (E) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (3)
                (F) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (3)
                (G) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (3)
                (H) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (3)
                (I) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc. (3)

                (J) Articles Supplementary to Articles of Incorporation of
                         WRL Series Fund, Inc.


             2. Bylaws of WRL Series Fund, Inc. (3)

             3. Not applicable.

             4. Not applicable.

             5. (i) Form of Investment Advisory Agreement on behalf of the Portfolios of the WRL Series Fund, Inc. with WRL Investment Management, Inc.

                (ii) Form of Sub-Advisory Agreement on behalf of the Growth, Bond and Global Portfolios of the Fund. (3)
                (iii) Form of Sub-Advisory Agreement on behalf of the Money
                      Market Portfolio of the Fund. (3)
                (iv) Form of Sub-Advisory Agreement on behalf of the Balanced and the Short-to-Intermediate Government Portfolios of the Fund. (3)
                (v) Form of Sub-Advisory Agreement on behalf of the Emerging Growth Portfolio of the Fund. (3)
                (vi) Form of Sub-Advisory Agreement on behalf of the Equity-Income Portfolio of the Fund. (3)
                (vii) Form of Sub-Advisory Agreement on behalf of the Utility
                      Portfolio of the Fund. (3)

                (viii) Form of Sub-Advisory Agreement on behalf of the
                       Aggressive Growth Portfolio of the Fund. (3)
                (ix) Form of Sub-Advisory Agreement on behalf of the Tactical Asset Allocation Portfolio of the Fund. (3)
                (x) Form of Sub-Advisory Agreement on behalf of the C.A.S.E. Quality Growth Portfolio, C.A.S.E. Growth & Income Portfolio and C.A.S.E. Growth Portfolio of the Fund. (3)
                (xi) Form of Co-Sub-Advisory Agreements on behalf of the International Equity Portfolio of the Fund. (3)

                (xii) Form of Sub-Advisory Agreement on behalf of the US Sector, Global Sector and Foreign Sector Portfolios of the Fund.

                (xiii) Form of Sub-Advisory Agreement on behalf of the Value
                       Equity Portfolio of the Fund. (3)
                (xiv) Form of Sub-Advisory Agreement on behalf of the U.S. Equity Portfolio. (3)

            6.  Form of Distribution Agreement. (4)

            7.  Director's Deferred Compensation Plan. (2)

            8.  Form of Custodian Agreement. (4)

            9.  Administrative Services and Transfer Agency Agreement. (4)

           10. Opinion and consent of Thomas E. Pierpan, Esq. as to legality of the securities being registered. (1)

           11.  Consent of Price Waterhouse LLP.

           12.  Not applicable.

           13.  Not applicable.

           14.  Not applicable.

           15.  Proposed Plan of Distribution. (4)

           16.  Schedules for Computations of Performance Quotations.

           17.  Financial Data Schedules.

           18.  Powers of Attorney. (1)

---------------------
(1) Previously filed with Post-Effective Amendment No. 19 to Form N-1A dated April 21, 1995 and incorporated herein by reference.
(2) Previously filed with Post-Effective Amendment No. 23 to Form N-1A dated April 19, 1996 and incorporated herein by reference.
(3) Previously filed with Post-Effective Amendment No. 25 to Form N-1A dated October 17, 1996, and incorporated herein by reference.
(4) Previously filed with Post-Effective Amendment No. 26 to Form N-1A dated December 26, 1996 and incorporated herein by reference.

Item 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         Shares of the Registrant are sold and owned by the WRL Series Life Account and WRL Series Annuity Account established by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to fund benefits under certain flexible premium variable life insurance policies and variable annuity contracts issued by it. In addition, shares of the Growth Portfolio Common Stock of the Registrant are also sold to the PFL Endeavor Variable Annuity Account established by PFL Life Insurance Company and AUSA Endeavor Variable Annuity Account established by AUSA Life Insurance Company, Inc., both affiliates of Western Reserve. Shares of the Growth, Bond, Money Market, Global, Strategic Total Return, Balanced, Aggressive Growth, Emerging Growth,
Short-to-

Intermediate Government, Growth & Income, International Equity, U.S.
Equity and Tactical Asset Allocation Portfolio Common Stock are sold to Pooled Account No. 27 established by AUSA Life Insurance Company, Inc.


Item 26.      NUMBER OF HOLDERS OF SECURITIES.
              -------------------------------

                                                                 (2)
                      (1)                              NUMBER OF RECORD HOLDERS
              TITLE OF CLASS                             AS OF APRIL 10, 1997
              --------------                           ------------------------

              Growth Portfolio
                Common Stock ($.01 par value)                     4
              Bond Portfolio
                Common Stock ($.01 par value)                     3
              Money Market Portfolio
                Common Stock ($.01 par value)                     3
              Global Portfolio
                Common Stock ($.01 par value)                     3
              Short-to-Intermediate Government Portfolio
                Common Stock ($.01 par value)                     3
              Emerging Growth Portfolio
                Common Stock ($.01 par value)                     3
              Strategic Total Return Portfolio
              (formerly Equity-Income)
                Common Stock ($.01 par value)                     3
              Balanced Portfolio
                Common Stock ($.01 par value)                     3
              Growth & Income Portfolio
              (formerly Utility)
                Common Stock ($.01 par value)                     3
              Aggressive Growth Portfolio
                Common Stock ($.01 par value)                     3
              Tactical Asset Allocation Portfolio
                 Common Stock ($.01 par value)                    3
              C.A.S.E. Growth Portfolio
                 Common Stock ($.01 par value)                    2
              C.A.S.E. Growth & Income Portfolio
                 Common Stock ($.01 par value)                    1
              C.A.S.E. Quality Growth Portfolio
                 Common Stock ($.01 par value)                    1
              International Equity Portfolio
                Common Stock ($.01 par value)                     2
              Global Sector Portfolio
                 Common Stock ($.01 par value)                    2
              US Sector Portfolio
                 Common Stock ($.01 par value)                    1
              Foreign Sector Portfolio
                 Common Stock ($.01 par value)                    1
              Value Equity Portfolio
                 Common Stock ($.01 par value)                    2
              U.S. Equity Portfolio
                  Common Stock ($.01 par value)                   2


Item 27.      INDEMNIFICATION.

Article VI of the By-Laws of WRL Series Fund, Inc. provides in its entirety as follows:

         Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnity") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either (i) he provides security for his undertaking, (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against such liability under the provisions of this Article VI.

                              RULE 484 UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

        A.    WRL INVESTMENT MANAGEMENT, INC.

              WRL Investment Management, Inc. ("WRL Management") is principally engaged in offering investment advisory services.

              The only business, professions, vocations or employments of a substantial nature of Messrs. Kenney, Hurley and Yaeger, directors of WRL Management, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of WRL Management:
              Kenneth P. Beil, President and Treasurer, is Assistant Vice President and Principal Accounting Officer of the WRL Series Fund, Inc. and is Vice President and Assistant Treasurer of Western Reserve Life Assurance Co. of Ohio; and Thomas E. Pierpan, Esq., Vice President and Secretary, is Vice President and Assistant Secretary of the WRL Series Fund, Inc. and Vice President, Associate General Counsel and Assistant Secretary of Western Reserve Life Assurance Co. of Ohio.

        B. GROWTH, BOND, AND GLOBAL PORTFOLIOS: SUB-ADVISER - JANUS CAPITAL CORPORATION

              Janus Capital Corporation, the Sub-Adviser to the Growth, Bond, and Global Portfolios of the WRL Series Fund, Inc. is majority-owned by Kansas City Southern Industries, Inc.

              Janus Capital Corporation also serves as sub-adviser to certain of the mutual funds within the IDEX Group and as investment adviser or sub-adviser to other mutual funds, and for private and retirement accounts. Thomas H. Bailey, Trustee, Chairman and President of Janus Investment Fund and Janus Aspen Series, Chairman, Director and President of the Sub-Adviser and Chairman and Director of IDEX Management, Inc., has no business, profession, vocation or employment of a substantial nature other than his positions with IDEX Management, Inc. and Janus Capital Corporation. James P. Craig, Executive Vice President and Trustee of Janus Investment Fund and Janus Aspen Series, Director, Vice President and Chief Investment Officer of Janus Capital Corporation, has no substantial business, profession, vocation or employment other than his positions with Janus Capital Corporation and/or IDEX Management, Inc. David C. Tucker, Vice President, Secretary and General Counsel of Janus Capital Corporation, Vice President, General Counsel and Director of Janus Service Corporation and Janus Distributors, Inc., Vice President Secretary, and Director of Janus Capital International Ltd. and Vice President and General Counsel of Janus Investment Fund and Janus Aspen Series. Michael N. Stolper, a Director of Janus Capital Corporation, is President of Stolper & Company, 525 "B" Street, Suite 1080, San Diego, CA 92101, an investment performance consultant and is President of Seaport Venture, Inc., (Venture Capital). Michael E. Herman, a Director of Janus Capital Corporation, is Chairman of the Finance Committee of Ewing Marion Kauffman Foundation, 9900 Oak, Kansas City, MO 64113 and President of Kansas City Royals Baseball Team. Thomas A. McDonnell, a Director of Janus Capital Corporation, is President, Director and Treasurer of DST Systems, Inc., 1055 Broadway, 9th Floor, Kansas City, MO 64105, a provider of data processing and recordkeeping services for various mutual funds and Executive Vice President and Director of Kansas City Southern Industries, Inc., 114 West 11th Street, Kansas City, MO 64105, a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services and Director of First Michigan Capital Corp., 100 Renaissance Center, Detroit, MI, a broker-dealer and investment adviser. Landon H. Rowland, a Director of Janus Capital, President and Chief Executive Officer of Kansas City Southern Industries, Inc. Steven R. Goodbarn is Vice President, Chief Financial Officer and Treasurer of Janus Investment Fund and Janus Aspen Series, Vice President of Finance, Treasurer and Chief Financial officer of Janus Capital Corporation, Janus Service Corporation and Janus Distributors, Inc., Director of Janus Distributors, Inc. and IDEX Management, Inc. and Vice President of Finance, Treasurer, Chief Financial Officer and Director of Janus Capital International Ltd. Sandy R. Rufenacht, Executive Vice President of Janus Investment Fund and Aspen Series, and Assistant Vice President of Janus Capital. Helen Young Hayes, Scott W. Schoelzel, and Ronald V. Speaker are each a Vice President of Janus Capital Corporation and an Executive Vice President of Janus Investment Fund and Janus Aspen Series.


        C. MONEY MARKET PORTFOLIO: SUB-ADVISER - J.P. MORGAN INVESTMENT MANAGEMENT INC.

              J.P. Morgan Investment Management Inc., the Sub-Adviser to the Money Market Portfolio, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan Investment Management Inc. provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

              The directors and principal officers of J.P. Morgan Investment Management Inc. are listed below. Unless otherwise indicated, each director and officer has a principal business address of 522 Fifth Avenue, New York, NY 10036: Kenneth W. Anderson, Director and Managing Director (J.P. Morgan Investment Management Inc., 28 King Street, London SW1Y 6XA, United Kingdom); Robert A. Anselmi, Director, Managing Director, General Counsel and Secretary; Jean L.P. Brunel, Director; William L. Cobb, Jr., Vice Chairman, Director and Managing Director; Michael R. Granito, Director and Managing Director; Thomas M. Luddy, Director, Managing Director and Chief Investment Officer; Michael E. Patterson, Director (J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260-0060); C. Nicholas Potter, Chairman of the Board (J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260-0060); Keith M. Schappert, President, Director, Managing Director and Chief Executive Officer; M. Steven Soltis, Director, Managing Director, and Chief Financial Officer; John R. Thomas, Director (J.P. Morgan Trust Bank Ltd., Akasaka Park Building 2-20, Akasaka 5-chome, Minato-ku, Tokyo, Japan).

        D.    SHORT-TO-INTERMEDIATE GOVERNMENT AND BALANCED PORTFOLIOS:
              SUB-ADVISER - AEGON USA INVESTMENT MANAGEMENT, INC.

              AEGON USA Investment Management, Inc. ("AIMI"), the Sub-Adviser to the Short-to-Intermediate Government and Balanced Portfolios, is an Iowa corporation which was incorporated on April 12, 1989. AIMI became a registered investment adviser on March 16, 1992 and has assumed all of the investment advisory functions of AEGON USA Securities, Inc. ("AEGON Securities"). AIMI and AEGON Securities, Inc., wholly-owned subsidiaries of First AUSA Holding Company which is a wholly-owned subsidiary of AEGON USA, Inc.

              AIMI also serves as sub-adviser to IDEX Series Fund High Yield Portfolio and Tax-Exempt Portfolio. Patrick E. Falconio is President and Director of AIMI and AEGON USA Charitable Foundation, Inc., Chairman of the Board and Director of AEGON USA Managed Portfolios, Inc., Cedar Income Fund, Ltd., Realty Information Systems, Inc., and USP Real Estate Investment Trust, Director, Chief Investment Officer and Senior Vice President of Bankers United Life Assurance Company ("Bankers United"), First AUSA Life Insurance Company ("First AUSA"), Life Investors Insurance Company of America ("LIICA"), Monumental General Casualty Company ("Monumental General"), Monumental Life Insurance Company ("Monumental Life") and PFL Life Insurance Company ("PFL Life"), Director and Senior Vice President of AUSA Holding Company, Director of AEGON USA Realty Advisors Inc., AEGON USA Securities, Inc., AUSA Financial Markets, Inc., AUSA Institutional Marketing Group, Inc., Cadet Holding Corp., Creditor Resources, Inc., Executive Management & Consultant Services, Inc., Investors Warranty of America, Inc., Monumental General Administrators, Inc., Monumental General Insurance Group, Inc., Monumental General Mass Marketing, Inc., Supplemental Insurance Division, Inc., The Whitestone Corporation, United Financial Services, Inc. and Zahorik Company, Inc., Chief Investment Officer and Executive Vice President of AEGON USA, Inc. and Chief Investment Officer and Senior Vice President of AUSA Life Insurance Company, Inc. ("AUSA Life") and Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and Senior Vice President and Chief Financial Officer of Southwest Equity Life Insurance Company; Brenda K. Clancy, Director of AIMI, Director, Treasurer and Vice President of First AUSA, LIICA, and Monumental Life, Director, Cashier and Treasurer of Massachusetts Fidelity Trust Company, and Director of AEGON USA Securities Inc., Senior Vice President, Controller and Treasurer of Cadet Holding Corp., Vice President and Controller of AEGON USA, Inc., Vice President, Treasurer and Chief Financial Officer of Bankers United, PFL Life and Western Reserve and Director, AEGON USA Realty Advisors, Inc., Treasurer AUSA Holding Company, AUSA Life and Zahorik Company, Inc., Vice President, Treasurer, Investor Warranty and Money Services and Vice President of Western Reserve, Treasurer of Zahorik Company, Inc.; Craig D. Vermie, Director and Secretary of AEGON Management Company, AEGON USA Charitable Foundation, Inc., AUSA Holding Corp., Cadet Holding Corp., and Massachusetts Fidelity Trust Company, Director, Secretary, Vice President and General Counsel of Bankers United, LICA and PFL Life, Director, Secretary and Vice President of Investors Warranty of America, Inc., Director, Vice President, General Counsel and Assistant Secretary of Monumental Life, Director, Vice President and Assistant Secretary of Monumental General and Zahoril Company, Inc., Director and Vice President of The Whitestone Corporation, Director and Assistant Secretary of Creditor Resources, Inc., Monumental General Insurance Group, Inc. and Monumental General Mass Marketing, Inc., Director of AIMI, AUSA Financial Markets, Inc., AUSA Institutional Marketing Group, Inc., CORPA Reinsurance Company, Executive Management & Consultant Services, Inc., Monumental General Administrators, Inc., Short Hills Management Company, United Financial Services, Inc., Vice President and General Counsel of AEGON USA, Inc., Vice President and Assistant Secretary of Western Reserve, Secretary of AUSA Life, Money Services, Inc. Supplemental Insurance Division, Inc. and United Financial Services, Inc., Assistant Secretary of AEGON USA Realty Advisors Inc., Bankers Financial Life Insurance Company and ZCI, Inc.; Donald E. Flynn is an Executive Vice President of AIMI, and President of AEGON USA Managed Portfolios, Inc. and Vice President of AUSA Life, Bankers United, First AUSA, LIICA, Money Services, Inc., Monumental General, Monumental Life, PFL Life, and Western Reserve; Donald W. Chamberlain is an Executive Vice President of AIMI, and Vice President of AUSA Life, Bankers United, First AUSA, LIICA, Monumental General, Monumental Life, PFL Life, and Western Reserve; James D. Ross is Executive Vice President of AIMI, Vice President of LIICA, Monumental Life, PFL Life, AUSA Life, Bankers United, First AUSA, Monumental General and Western Reserve; Clifford A. Sheets is Executive Vice President of AIMI, and Vice President of AUSA Life, First AUSA, Monumental General, Western Reserve, Bankers United, LIICA, Monumental Life and PFL Life; Ralph M. O'Brien is a Senior Vice President of AIMI, Vice President of AEGON USA

              Managed Portfolios, Inc., AUSA Life, Bankers United, First AUSA, LIICA, Monumental General, Monumental Life, PFL Life, and Western Reserve, and Trust Officer of Massachusetts Fidelity Trust Company; Michael Van Meter is a Senior Vice President of AIMI; David R. Halfpap is Assistant Secretary and Vice President of AEGON USA Managed Portfolios, Inc., and Senior Vice President of AIMI, AUSA Life, Bankers United, First AUSA, LIICA, Monumental General, Monumental Life, PFL Life, and Western Reserve; Gregory
              W. Theobald is Secretary and Vice President of AIMI, Secretary of AEGON USA Managed Portfolios, Inc., and Vice President and Assistant Secretary of AUSA Life, Bankers United, First AUSA, LIICA, Monumental General, Monumental Life, PFL Life, and Western Reserve, and Vice President of Money Services, Inc.; Lewis O. Funkhouser is a Vice President of AIMI; Jon D. Kettering is Vice President and Treasurer of AIMI and Vice President of AUSA Life, Bankers United, First AUSA, LIICA, Monumental General, Monumental Life, PFL Life, and Western Reserve; Michael N. Meese is a Vice President of AIMI, and Portfolio Manager of AUSA Life; Robert L. Hansen is Vice President of AIMI, AUSA Life, Bankers United, First AUSA, LIICA, Monumental General, Monumental Life, PFL Life, and Western Reserve; Frederick A. Sabetta is Vice President of , AUSA Life, Bankers United, First AUSA, LIICA, Monumental General, Monumental Life, PFL Life, and Western Reserve; Rachel A. Dennis, David M. Carney, Steven P. Opp, Thomas A. Keel, Daniel H. Thatcher, James E. Fine, Thomas E. Myers and Drew E. Washburn are also Vice Presidents of AIMI; Bradley J. Beman and Mary T. Pech are each an Assistant Vice President of AIMI; Robert S. Jeff is Assistant Secretary of AIMI.

        E. EMERGING GROWTH PORTFOLIO: SUB-ADVISER - VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.

              Van Kampen American Capital Asset Management, Inc., the Sub-Adviser to the Emerging Growth Portfolio, is an indirect wholly-owned subsidiary of VK/AC Holding, Inc. ("VK/AC Holding"). VK/AC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which in turn, is a wholly-owned subsidiary of Morgan Stanley Group, Inc. It is anticipated that on or about June, 1997, Morgan Stanley Group Inc. will merge with Dean Witter, Discover Co., a financial services company.

              Don G. Powell, Chairman, CEO and Director of the Van Kampen American Capital Asset Management, Inc. ("Sub-Adviser") and President, CEO and Director of Van Kampen American Capital, Inc. ("VKAC"), has no business, profession, vocation or employment of a substantial nature other than his positions with the Sub-Adviser, its subsidiaries and affiliates. Dennis J. McDonnel, Director, President, and Chief Operating Officer of the Sub-Adviser , Chairman, COO and Director of Van Kampen American Capital Investment Advisory Corp. ("VK Advisor") and is Executive Vice President of VKAC; Ronald A. Nyberg, Director of the Sub-Adviser, and Executive Vice President and General Counsel of VKAC; William
              R. Rybak, Director of Sub-Adviser and Executive Vice President and CFO of VKAC; Robert C. Peck, Jr., Director of Sub-Adviser and Executive Vice President of Van Kampen; Alan R. Sachtleben, Director of Sub-Adviser and Executive Vice President of Van Kampen; and Peter W. Hegel, Director of Sub-Adviser and Executive Vice President of VK Advisor.

        F. STRATEGIC TOTAL RETURN PORTFOLIO: SUB-ADVISER - LUTHER KING CAPITAL MANAGEMENT CORPORATION

              Luther King Capital Management Corporation, the Sub-Adviser to the Strategic Total Return Portfolio, is a registered investment adviser providing investment management services.

              Luther King Capital Management Corporation also provides investment management services to individual and institutional investors on a private basis. J. Luther King, Jr., President of the Sub-Adviser, Paul W. Greenwell, Robert M. Holt, Jr., Scot C. Hollmann, David L. Dowler, Donald R. Andrews, Joan M. Maynard, Steven R. Purvis, Timothy E. Harris, and Barbara S. Garcia, officers of Luther King Capital Management Corporation, have no substantial business, profession, vocation or employment other than their positions with Luther King Capital Management Corporation.

        G. GROWTH & INCOME PORTFOLIO: SUB-ADVISER - FEDERATED INVESTMENT COUNSELING

              Federated Investment Counseling, the Sub-Adviser to the Select Equity-Income Portfolio, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors.

              The Sub-Adviser serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by the Sub-Adviser and other subsidiaries of Federated Investors is approximately $110 billion. The Trustees of the Sub-Adviser, their position with the Sub-Adviser, and, in parenthesis, their principal occupations are as follows: John F. Donahue, Trustee (Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.); J. Christopher Donahue, Trustee (President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company); John W. McGonigle, Trustee (Executive Vice President, Secretary and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; and Director, Federated Securities Corp.); Mark D. Olson, Trustee (Trustee, Federated Investors, Federated Advisers, Federated Research, Federated Management, Federated Shareholder Services, and Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bayard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

              The remaining Officers of the Sub-Adviser are: Robert J. Ostrowski, J. Alan Minteer and Charles A. Ritter, Senior Vice Presidents; G. Michael Cullen, Michael P. Donnelly, Donald T. Ellerberger, Edward C. Gonzales, Stephen A. Keen, Robert K. Kinsey and Christopher J. Smith, Vice Presidents; Stephen A. Keen, Secretary; and Thomas R. Donahue, Treasurer. The business address of each of the Officers of the Sub-Adviser is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of some of the investments advisers to other mutual funds.

        H.    AGGRESSIVE GROWTH PORTFOLIO: SUB-ADVISER - FRED ALGER MANAGEMENT,
              INC.

              Fred Alger Management, Inc. ("Alger Management"), the Sub-Adviser to the Aggressive Growth Portfolio, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc.") which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Alger Management is generally engaged in rendering investment advisory services to mutual funds, institutions and, to a lesser extent, individuals.

              Fred M. Alger III, serves as Chairman of the Board, David D. Alger serves as President and Director, Gregory S. Duch serves as Treasurer and Mary Marsden-Cochran serves as Secretary of the following companies: Alger Associates, Inc.; Alger Management; Alger, Inc.; Alger Properties, Inc., Alger Shareholder Services, Inc.; Alger Life Insurance Agency, Inc.; and Castle Convertible Fund, Inc. Fred M. Alger also serves as Chairman of the Board of Analysts Resources, Inc. ("ARI") and Chairman of the Board and Trustee of The Alger Fund, The Alger American Fund, Spectra Fund and The Alger Retirement Fund. David D. Alger also serves as Executive Vice President and Director of ARI and as President and Trustee of The Alger Fund, The Alger American Fund, Spectra Fund and The Alger Retirement Fund. Gregory S. Duch also serves as Treasurer of ARI, The Alger Fund, The Alger American Fund, Spectra Fund and The Alger Retirement Fund. Mary Marsden-Cochran also serves as Secretary of ARI, The Alger Fund, Spectra Fund, The Alger American Fund and The Alger Retirement Fund. The principal business address of each of the companies listed above, other than Alger, Inc., is 75 Maiden Lane, New York, NY 10038. The principal business address of Alger, Inc. is 30 Montgomery Street, Jersey City, NJ 07302.

        I. TACTICAL ASSET ALLOCATION PORTFOLIO: SUB-ADVISER - DEAN INVESTMENT ASSOCIATES

              Dean Investment Associates ("Dean"), the Sub-Adviser to the Tactical Asset Allocation Portfolio, is a division of C.H. Dean and Associates, Inc. Dean is the money management division of C.H. Dean and Associates, Inc. Dean became a registered investment adviser in October, 1972 and will assume all of the investment advisory functions. C.H. Dean and Associates is a Nevada corporation (6/30/95) which was an Ohio corporation originally incorporated on March 28, 1975.

              Chauncey H. Dean is the Chairman and Chief Executive Officer; Dennis D. Dean is President; Frank H. Scott is Senior Vice President; John C. Riazzi is Vice President and Director of Consulting Services; Robert D. Dean is Vice President and Director of Research; Richard M. Luthman is Senior Vice President; Darrell
              N. Fulton is Vice President of Information Systems. The business address of each of the Officers of the Sub-Adviser is 2480 Kettering Tower, Dayton, Ohio 45423-2480.

        J. C.A.S.E. QUALITY GROWTH PORTFOLIO, C.A.S.E. GROWTH & INCOME PORTFOLIO AND C.A.S.E. GROWTH PORTFOLIO (THE "PORTFOLIOS"):
              SUB-ADVISER - C.A.S.E. MANAGEMENT, INC.

              C.A.S.E. Management, Inc. ("C.A.S.E."), the Sub-Adviser to the Portfolios, is a registered investment advisory firm and a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, President and Chief Executive Officer of C.A.S.E. C.A.S.E. provides investment management services to financial institutions, high net worth individuals, and other professional money managers.

              William E. Lange is the President, Chief Executive Officer and Founder; Robert G. Errigo, Investment Committee Board Member; John Gordon, Investment Committee Board Member; Bruce H. Jordan, Senior Vice President and James M. LaBonte, Chief Operating Officer; William Fagon, Senior Vice President Marketing; Richard Wells, Senior Vice President Marketing; and Robert Hardy, Marketing Director. The business address of each of the Officers of the Sub-Adviser is 2255 Glades Road, Suite 221-A, Boca Raton, Florida 33431.

        K. INTERNATIONAL EQUITY PORTFOLIO: CO-SUB-ADVISERS - SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED AND GE INVESTMENT MANAGEMENT INCORPORATED

              Scottish Equitable Investment Management Limited ("Scottish Equitable") serves as a Co-Sub-Adviser to the International Equity Portfolio. See "Management of the Fund - The Co-Sub-Advisers" in the Prospectus and Statement of Additional Information for regarding the business of Scottish Equitable. Scottish Equitable is a wholly owned subsidiary of Scottish Equitable plc.

              The Directors and Officers of Scottish Equitable are listed below. Unless otherwise indicated, each Director and Officer has a principal business address of Edinburgh Park, Edinburgh EH12 9SE:
              William W. Stewart, Chairman of the Board and Executive Director, Strategy; Russell Hogan, Investment Development Director; Roy Patrick, Director and Company Secretary; Paul N. Ritchie, Director and Investment Administration Manager; Otto Thoresen, Director, International Business.

              None of these Directors or Officers has any substantial business, profession, vocation or employment other than their positions with Scottish Equitable, Scottish Equitable plc and other group companies.

              GE Investment Management Incorporated ("GEIM") also serves as a Co-Sub-Adviser for the International Equity Portfolio. GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC," and, together with GEIM, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. GEIC serves as investment adviser to various GE pension and benefit plans and certain employee mutual funds. The directors and executive officers of GEIC are: John H. Myers, Chairman, Director and CEO; Michael J. Cosgrove, Executive Vice President, Alan M. Lewis, Executive Vice President and General Counsel; Robert A. MacDougall, Executive Vice President; Eugene K. Bolton, Executive Vice President; Donald W. Torey, Executive Vice President and Ralph R. Layman, Executive Vice President. All of these officers and/or directors have no substantial business, profession, vocation or employment other than their positions with GEIM and/or its subsidiaries and affiliates.

        L. GLOBAL SECTOR, US SECTOR AND FOREIGN SECTOR PORTFOLIOS ("PORTFOLIOS"): SUB-ADVISER - MERIDIAN INVESTMENT MANAGEMENT CORPORATION

              Meridian Investment Management Corporation serves as Sub-Adviser for the Portfolios. Meridian Investment Management Corporation ("Meridian") is a wholly-owned subsidiary of Meridian Management & Research Corporation and provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts.

              The directors and officers of Meridian are listed below. Unless otherwise indicated, each director and officer has held the position listed for at least the past two years and has a principal business address of 12835 East Arapahoe Road, Tower II, Penthouse, Englewood, CO 80112: Michael J. Hart, President & Director, President of Meridian Management & Research Corporation and President of Meridian Clearing Corporation; and Dr. Craig T. Callahan, Secretary, Treasurer & Director, Chief Investment Officer of Meridian Management & Research Corporation and Vice President of Meridian Clearing Corporation.

        M. VALUE EQUITY PORTFOLIO: SUB-ADVISER - NWQ INVESTMENT MANAGEMENT COMPANY, INC.

              NWQ Investment Management Company, Inc. ("NWQ") serves as Sub-Adviser for the Value Equity Portfolio. NWQ is a Massachusetts corporation and is a wholly-owned subsidiary of United Asset Management Corporation. NWQ provides investment advice to individuals, pension funds, profit sharing funds, charitable institutions, educational institutions, trust accounts, corporations, insurance companies, municipalities and governmental agencies.

              The directors and officers of NWQ are listed below. Unless otherwise indicated, each director and officer has held the positions listed for at least the past two years and is located at NWQ's principal business address of 655 South Hope Street, 11th Floor, Los Angeles, CA 90017: David A. Polak, President, Chief Investment Officer; Edward C. Friedel, Jr., Managing Director; Jon
              D. Bosse, Managing Director/Director Equity Research; James H. Galbreath (Denver), Managing Director; Mary-Gene Slaven, Secretary/Treasurer & Managing Director; James P. Owen, Managing Director; Michael C. Mendez (Scottsdale, AZ), Managing Director; Phyllis G. Thomas, Managing Director; Louis T. Chambers, Vice President, Justin T. Clifford, Managing Director; Jeffrey M. Cohen, Vice President; Ronald R. Halverson (Minneapolis, MN), Vice President; Thomas J. Laird, Managing Director, Karen S. McCue, Vice President; Martin Pollack, Vice President; and Ronald R. Sternal (Minneapolis, MN), Vice President.

        N. U.S. EQUITY PORTFOLIO: SUB-ADVISER - GE INVESTMENT MANAGEMENT INCORPORATED

              GE Investment Management Incorporated ("GEIM") serves as the Sub-Adviser for the U.S. Equity Portfolio. GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC," and, together with GEIM, collectively referred to as "GE Investments") which like GEIM is a wholly-owned subsidiary of GE. GEIC serves as investment adviser to various GE pension and benefit plans and certain employee mutual funds. The directors and executive officers of GEIC are: John H. Myers, Chairman, Director and CEO; Michael J. Cosgrove, Executive Vice President, Alan M. Lewis, Executive Vice President and General Counsel; Robert A. MacDougall, Executive Vice President; Eugene K. Bolton, Executive Vice President; Donald W. Torey, Executive Vice President and Ralph R. Layman, Executive Vice President. All of these officers and/or directors have no substantial business, profession, vocation or employment other than their positions with GEIM and/or its subsidiaries and affiliates.

Item 29.      PRINCIPAL UNDERWRITERS.

              (a) The Registrant has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose address is P.O. Box 9053, Clearwater, FL 34618-9053, to act as the principal underwriter of Fund Shares. ISI also serves as an investment adviser and principal underwriter to the Idex Funds and as principal underwriter to the WRL Series Life Account and the WRL Series Annuity Account.


              (b)  Directors and Officers of Principal Underwriter:

                           (1)                                    (2)                                 (3)
              NAME AND PRINCIPAL BUSINESS              POSITIONS AND OFFICES WITH          POSITIONS AND OFFICES WITH
                      ADDRESS                                  UNDERWRITER                        REGISTRANT
              ---------------------------              --------------------------          --------------------------
              John R. Kenney*                           Chairman and Director              Chairman and President

              G. John Hurley*                           Director, President and CEO        Director and Executive
                                                                                           Vice President

              Rebecca A. Ferrell*                       Assistant Vice President,          Secretary, Vice President
                                                        Counsel and Assistant              and Counsel
                                                        Secretary

              William H. Geiger*                        Director and Secretary             Vice President and
                                                                                           Assistant Secretary

              Thomas R. Moriarty*                       Senior Vice President              N/A

              Christopher G. Roetzer*                   Assistant Vice President           N/A

              Duncan Cameron*                           Assistant Vice President           N/A

              Cynthia L. Remley*                        Vice President, Counsel and        N/A
                                                        Assistant Secretary

              Terry L. Garvin*                          Vice President                     N/A

              Gordon E. Hippner*                        Vice President                     N/A

              Gerald P. Kirk*                           Vice President                     N/A

              Stanley R. Orr*                           Vice President                     N/A

              William G. Cummings*                      Vice President and Treasurer       N/A

              James Kiely*                              Assistant Secretary                N/A

              Kristy L. Dowd*                           Vice President - Project           N/A
                                                        Development

              Diane Rogers*                             Assistant Vice President           N/A

              Ronald J. Klimas*                         Assistant Vice President           N/A

              Russell W. Crooks*                        Assistant Vice President           N/A

              Gregory Limardi*                          Assistant Vice President           N/A

              Laura Schneider*                          Assistant Secretary                N/A

              Stuart Walsky*                            Assistant Vice President           N/A

              Ronald L. Hall*                           Vice President, Sales and          N/A
                                                        Marketing

              Christine M. Goodwin*                     Assistant Vice President           N/A


---------------
*201 Highland Avenue, Largo, Florida 33770

Item 30.      LOCATION OF ACCOUNTS AND RECORDS.

              The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of WRL Investment Management, Inc. and WRL Investment Services, Inc. at their offices at 201 Highland Avenue, Largo, Florida 33770, or at the offices of the Fund's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111.

Item 31.      MANAGEMENT SERVICES.

              Not applicable

Item 32.      UNDERTAKINGS.


              The Registrant undertakes to file a post-effective amendment including the financial statements of the International Equity Portfolio and the U.S. Equity Portfolio of the WRL Series Fund, Inc., which need not be certified, within four to six months.


              The Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders, Policyowners or Contract Owners upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, WRL Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment No. 28 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Largo, State of Florida, on this 17th day of April, 1997.


                                        WRL SERIES FUND, INC.
                                        (Registrant)

                                        By: /s/ JOHN R. KENNEY
                                            ----------------------
                                            John R. Kenney
                                            Chairman of the Board and President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE AND TITLE                                               DATE
-------------------                                               ----


 /s/ JOHN R. KENNEY                                          April 17, 1997
-------------------------------------
Chairman of the Board and President
John R. Kenney

 /s/ G. JOHN HURLEY                                          April 17, 1997
-------------------------------------
Executive Vice President and Director
G. John Hurley

 /s/ PETER R. BROWN                                          April 17, 1997
-------------------------------------
Director - Peter R. Brown *

 /s/ CHARLES C. HARRIS                                       April 17, 1997
-------------------------------------
Director - Charles C. Harris*

 /s/ RUSSELL A. KIMBALL, JR.                                 April 17, 1997
-------------------------------------
Director - Russell A. Kimball, Jr. *

 /s/ ALLAN J. HAMILTON                                       April 17, 1997
-----------------------------------------
Treasurer and Principal Financial Officer
Allan J. Hamilton

 /s/ KENNETH P. BEIL                                         April 17, 1997
-----------------------------------------
Vice President and
Principal Accounting Officer
Kenneth P. Beil


/s/ THOMAS E. PIERPAN
-----------------------------------------
* Signed by Thomas E. Pierpan
  as Attorney-in-fact

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 28 TO
                             REGISTRATION STATEMENT
                                  ON FORM N-1A

                              WRL SERIES FUND, INC.
                             REGISTRATION NO. 33-507

                                  Exhibit Index

EXHIBIT                            DESCRIPTION
NO.                                OF EXHIBIT
-------                           -----------


 1.  (J)   Articles Supplementary to Articles of Incorporation of WRL Series
           Fund, Inc.

 5.  (i)   Form of Investment Advisory Agreement on behalf of the Portfolios of the WRL Series Fund, Inc. with WRL Investment Management, Inc.

 5. (xi) Form of Sub-Advisory Agreement on behalf of the US Sector, Global Sector and Foreign Sector Portfolios of theFund.

11.        Consent of Price Waterhouse LLP.

16.        Schedules for Computations of Performance Quotations

17.        Financial Data Schedule.